UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C

(RULE 14c-101)

(Amendment No.    )

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of the Securities Exchange Act of 1934

Check the appropriate box:

☐	Preliminary Information Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))
☒	Definitive Information Statement

BRAIN SCIENTIFIC INC.

(Name of Registrant as Specified in its Charter)

Payment of Filing Fee (Check the appropriate box):

☐	No fee required

☒	Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

(1)	Title of each class of securities to which transaction applies: Common Stock, par value $0.001 per share (“Common Stock”)

(2)

Aggregate number of securities to which transaction applies:

Approximately 25,000,000 shares of Common Stock to be issued to shareholders of Piezo Motion Corp. by Brain Scientific Inc. pursuant to that certain Agreement and Plan of Merger and Reorganization, dated as of June 11, 2021, by and among Brain Scientific Inc., BRSF Acquisition Inc. and Piezo Motion Corp.

(3)

Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

The proposed maximum aggregate value of the transaction was calculated based on the product of approximately 25,000,000 shares of Common Stock multiplied by $0.37 per share (the average of the high and low trading prices of the Common Stock on the OTCQB Market on July 21, 2021).

(4)	Proposed maximum aggregate value of transaction: $9,250,000.

(5)	Total fee paid: $1,850.00

☒	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:
(2)	Form, Schedule or Registration Statement No.:
(3)	Filing Party:
(4)	Date Filed:

BRAIN SCIENTIFIC INC.

125 Wilbur Place, Suite 170

Bohemia, NY 11716

917-388-1578

The purpose of this letter is to inform you that on July 15, 2021, the board of directors (the “Board”) of Brain Scientific Inc., a Nevada corporation (the “Company”), and on July 16, 2021, holders of the common stock of the Company representing in the aggregate 63.00% of the voting capital stock of the Company, each by written consent in lieu of a meeting, approved the following corporate actions:

1.	To approve and adopt an Agreement and Plan of Merger and Reorganization (the “Merger Agreement”) by and among the Company, Piezo Motion Corp., a Delaware corporation (“Piezo”), and BRSF Acquisition Inc., a Delaware corporation and a wholly-owned subsidiary of the Company (“Merger Sub”), pursuant to which Merger Sub will merge with and into Piezo, with Piezo surviving as a wholly-owned subsidiary of the Company;
2.	To approve the issuance of shares of the Company’s common stock to the Piezo shareholders in accordance with the terms and provisions of the Merger Agreement (the “Merger Share Issuance”);
3.	To approve the issuance to certain affiliates and non-affiliates of the Company of options and warrants to purchase an aggregate number of shares equal to 20% of the issued and outstanding shares of the Company’s common stock in accordance with the terms and provisions of the Merger Agreement (the “Option Issuance”);
4.	To approve and adopt an amendment to the Company’s Articles of Incorporation, as amended, which makes no material changes to the existing Articles of Incorporation other than to opt out of the “Acquisition of Controlling Interest” provisions contained in Sections 78.378 through 78.3793 of the Nevada Revised Statutes (the “Charter Amendment”); and
5.	To approve an amendment to the Company’s 2018 Equity Incentive Plan to increase the number of shares of common stock authorized thereunder for grant from 3,500,000 to 8,000,000 (the “Plan Amendment”).

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY. THIS IS NOT A NOTICE OF AN ANNUAL MEETING OR SPECIAL MEETING OF STOCKHOLDERS AND NO STOCKHOLDER MEETING WILL BE HELD TO CONSIDER ANY MATTER WHICH WILL BE DESCRIBED HEREIN.

The accompanying Information Statement, which we urge you to read carefully, describes the Merger Agreement, Merger Share Issuance, Option Issuance, Charter Amendment, and Plan Amendment in more detail, and is being furnished to our stockholders for informational purposes only, pursuant to Section 14(c) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules and regulations prescribed thereunder. Pursuant to Rule 14c-2 under the Exchange Act, the Merger Agreement, Merger Share Issuance, Option Issuance, Charter Amendment, and Plan Amendment may not be effected until at least 20 calendar days after a Definitive Information Statement is filed with the Securities and Exchange Commission and a copy thereof is mailed to each of the Company’s stockholders.

BY ORDER OF THE BOARD OF DIRECTORS

August 3, 2021

/s/ Boris Goldstein
Boris Goldstein, Chairman of the Board, Executive Vice President and Secretary

BRAIN SCIENTIFIC INC.

125 Wilbur Place, Suite 170

Bohemia, NY 11716

917-388-1578

INFORMATION STATEMENT

August 3, 2021

THIS INFORMATION STATEMENT IS BEING PROVIDED TO YOU BY THE

BOARD OF DIRECTORS OF BRAIN SCIENTIFIC INC.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE

REQUESTED NOT TO SEND US A PROXY

THIS IS NOT A NOTICE OF A MEETING OF STOCKHOLDERS AND NO STOCKHOLDERS’

MEETING WILL BE HELD TO CONSIDER ANY MATTER DESCRIBED HEREIN.

This Information Statement is being furnished to the holders of shares of common stock, par value $0.001 per share (the “Common Stock”), of Brain Scientific Inc. (the “Company”). This Information Statement is being furnished in connection with the actions by written consent of the holders of a majority of the Company’s issued and outstanding shares of Common Stock taken without a meeting to approve the actions described in this Information Statement. In this Information Statement, all references to the “Company,” “we,” “us” or “our” refer to Brain Scientific Inc., a Nevada corporation.

Stockholders of record as of August 2, 2021 (the “Notice Record Date”) are entitled to receive this Information Statement. This Information Statement is being sent to stockholders of record on or about August 4, 2021.

Pursuant to Rule 14c-2 promulgated by the Securities and Exchange Commission (“SEC”) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the actions described herein will not become effective until at least 20 calendar days following the date on which this Information Statement is first mailed to our stockholders.

We will bear the entire cost of furnishing this Information Statement. We will request brokerage houses, nominees, custodians, fiduciaries and other like parties to forward this Information Statement to the beneficial owners of the Common Stock held of record by them and will reimburse such persons for their reasonable charges and expenses in connection therewith.

ACTIONS BY BOARD OF DIRECTORS AND CONSENTING STOCKHOLDERS

On July 15, 2021, in accordance with the applicable provisions of the Nevada Revised Statutes (the “NRS”), the Company’s Board of Directors (the “Board”) unanimously adopted resolutions approving the following proposed actions (each, an “Action” and collectively, the “Actions”):

1.	To approve and adopt an Agreement and Plan of Merger and Reorganization (the “Merger Agreement”) by and among the Company, Piezo Motion Corp., a Delaware corporation (“Piezo”), and BRSF Acquisition Inc., a Delaware corporation and a wholly-owned subsidiary of the Company (“Merger Sub”), pursuant to which Merger Sub will merge with and into Piezo, with Piezo surviving as a wholly-owned subsidiary of the Company (the “Merger”);
2.	To approve the issuance of shares of the Company’s Common Stock to the Piezo shareholders in accordance with the terms and provisions of the Merger Agreement (the “Merger Share Issuance”);

3.	To approve the issuance to certain affiliates and non-affiliates of the Company of options and warrants to purchase an aggregate number of shares of Common Stock equal to 20% of the issued and outstanding shares of the Company’s Common Stock immediately after the effective time of the Merger in accordance with the terms and provisions of the Merger Agreement (the “Option Issuance”);
4.	To approve and adopt an amendment to the Company’s Amended and Restated Articles of Incorporation, as amended, which makes no material changes to the existing Articles of Incorporation other than to opt out of the “Acquisition of Controlling Interest” provisions contained in Sections 78.378 through 78.3793 of the NRS (the “Charter Amendment”); and
5.	To approve an amendment to the Company’s 2018 Equity Incentive Plan to change the number of shares of common stock authorized thereunder for grant from 3,500,000 to 8,000,000 (the “Plan Amendment”).

In order to obtain the approval of our stockholders for the Actions, we could have convened a special meeting of the stockholders for the specific purpose of voting on such matters. However, the NRS provides that any action that may be taken at any annual or special meeting of stockholders may be taken without a meeting and without prior notice if a consent in writing setting forth the action taken is signed by the holders of outstanding shares of voting capital stock having not less than the minimum number of votes that would be necessary to take such action. In order to eliminate the costs and management time involved in holding a meeting and obtaining proxies and in order to effect the above Actions as early as possible in order to accomplish the purposes hereafter described, we elected to utilize the written consent of the holders of a majority of the outstanding shares of our voting capital stock.

As of the close of business on July 16, 2021 (the “Voting Record Date”), there were issued and outstanding 20,473,799 shares of Common Stock

On the Voting Record Date, pursuant to the applicable provisions of the NRS, we received a written consent approving the Actions from holders of Common Stock holding an aggregate of 12,899,437 shares of our Common Stock, representing approximately 63.00% of our outstanding shares of voting capital stock. Thus, your consent is not required and is not being solicited in connection with the approval of the Actions.

The following table sets forth the names of the holders of our Common Stock who consented to the Actions (the “Consenting Stockholders”), the number of shares of the Common Stock beneficially owned, directly or indirectly, by the Consenting Stockholders as of the Voting Record Date, the total number of votes in favor of the Actions and the percentage of the issued and outstanding voting equity of the Company that voted in favor thereof.

Name of Consenting Stockholder	Number of Shares of Common Stock Held	Number of Votes held by such Consenting Stockholder	Number of Votes that Voted in Favor of the Actions	Percentage of voting equity that voted in favor of the Actions
High Technology Capital Fund LP (1)	6,749,000	6,749,000	6,749,000	32.96%
Andrew Brown	1,709,063	1,709,063	1,709,063	8.35%
Thomas J. Caleca	1,452,090	1,452,090	1,452,090	7.09%
Lifestyle Healthcare LLC (2)	1,384,980	1,384,980	1,384,980	6.76%
Boris Goldstein	338,125	338,125	338,125	1.65%
Irina Migalina (3)	337,450	337,450	337,450	1.65%
Len Mertz Trust	166,667	166,667	166,667	0.81%
Leonard Mazur	166,667	166,667	166,667	0.81%
M. Jainal Bhuiyan	595,395	595,395	595,395	2.91%
Total	12,899,437	12,899,437	12,899,437	63.00%

(1)	Dr. Goldstein, the Company’s Chairman and Executive Vice President, is the manager of High Technology Capital Management LLC (“LLC”), the general partner of High Technology Capital Fund LP (“LP”). As the manager of the LLC, Dr. Goldstein has voting and dispositive control over the shares owned by the LP. Dr. Goldstein disclaims beneficial ownership of such shares except to the extent of his pecuniary interest therein.
(2)	Nickolay Kukekov, a director of the Company, has voting and dispositive power over the shares. Dr. Kukekov disclaims beneficial ownership of these shares except to the extent of his pecuniary interest therein.
(3)	Ms. Migalina is Dr. Goldstein’s wife. Dr. Goldstein disclaims beneficial ownership of such shares except to the extent of his pecuniary interest therein.

CORPORATE ACTION TO BE TAKEN

Pursuant to Rule 14c-2 under the Exchange Act, the Merger, Merger Share Issuance, Option Issuance, Charter Amendment, and Plan Amendment may not be effected until at least 20 calendar days after the mailing of the this Information Statement to the Company’s stockholders.

QUESTIONS AND ANSWERS ABOUT THE ACTIONS

Q. What is the Merger?

A. The Company, Merger Sub, and Piezo have entered into the Merger Agreement, that sets forth the terms and conditions of the proposed acquisition of Piezo by the Company. Under the Merger Agreement, Merger Sub, a wholly-owned subsidiary of the Company will merge with and into Piezo, with Piezo surviving as a wholly owned subsidiary of the Company. A complete copy of the Merger Agreement is attached to this Information Statement as Appendix A.

Q. Why are the Company and Piezo proposing to effect the Merger?

A. The Board of Directors of each of the Company and Piezo have unanimously approved the Merger Agreement and the Merger. The merger, upon its closing, is expected to expand the overall market reach of both companies and ability to deliver innovative technologies to high growth markets. The Board of Directors of the Company believes that the Merger presents the best value opportunity available to the Company’s stockholders at this time.

Q. Why did I receive this Information Statement?

A. Applicable laws require us to provide you information regarding the Actions even though your vote is neither required nor requested for the Actions to become effective.

Q. Why am I not being asked to vote on the Actions?

A. The adoption of the Actions have been approved by written consent of holders of a majority of the outstanding shares of voting capital stock of the Company. The Company’s Board unanimously voted, approved and recommended the adoption of the Actions and determined that the Actions are advisable to and in the best interests of the Company and its stockholders. Such approval is sufficient under Nevada law, and no further approval by the Company’s stockholders is required. Therefore, your vote is not required and is not being sought. The Company is not asking you for a proxy and you are requested not to send us a proxy.

Q. What will I receive if the Actions are completed?

A. Nothing. Upon completion of the Merger, the Company’s stockholders will not receive any consideration in the Merger. At the effective time of the Merger (the “Effective Time”), all outstanding share of Piezo capital stock in the aggregate will be automatically converted into the right to receive that number of shares of the Company’s common stock equal to 100% of the issued and outstanding shares of the Company’s common stock on a “fully diluted basis” (as defined in the Merger Agreement) calculated as of immediately prior to the Effective Time (the “Exchange Ratio”). No fractional shares of Company common stock will be issued in the Merger. Following the closing of the Merger, former stockholders of Piezo are expected to own approximately 50% of the Company and stockholders of the Company through immediately prior to the Effective Time are expected to own approximately 50% of the Company, in each case based on the fully diluted shares of the Company prior to the consummation of the Merger. The Exchange Ratio and the actual number of shares of Company common stock to be issued to the Piezo stockholders is not yet determinable and will be based on, in part, whether and to what extent the Company’s existing indebtedness is converted into Company common stock or repaid in cash at or prior to the Effective Time, and is expected to result in the former Piezo stockholders owning a majority of the Company’s issued and outstanding shares of common stock as of immediately after the Effective Time.

Q, How will the Company’s stockholders be affected by the Merger?

A. The Merger will have no effect on the number of shares of Company common stock held by current Company stockholders as of immediately prior to the completion of the Merger. However, it is expected that upon completion of the Merger such shares will represent an aggregate of approximately 50% of the outstanding shares of common stock of the combined company calculated on a fully diluted basis. As a result of the Exchange Ratio being based on a fully-diluted share basis, the former shareholders of Piezo at the Effective Time will collectively own a majority of the common stock of the Company, and the consummation of the Merger can be considered a change of control.

For example, if you are a Company stockholder and hold 5% of the outstanding shares of Company common stock calculated on a fully diluted basis immediately prior to the completion of the Merger and do not also hold common shares of Piezo, then upon completion of the Merger you will hold an aggregate of approximately 2.5% of the outstanding shares of common stock of the combined company calculated on a fully diluted basis.

Q. What do I need to do now?

A Nothing. This Information Statement is purely for your information and does not require or request you to do anything.

FORWARD-LOOKING STATEMENTS

This Information Statement contains or incorporates both historical and “forward-looking” statements. Words such as “anticipates,” “believes,” “expects,” “intends,” “future” and similar expressions identify forward-looking statements. Any such forward-looking statements in this report reflect our current views with respect to future events and financial performance and are subject to a variety of factors that could cause our actual results to differ materially from historical results or from anticipated results expressed or implied by such forward-looking statements. There may be events in the future that cannot be accurately predicted or over which the Company has no control. Stockholders should be aware that the occurrence of the events described in this Information Statement or in the documents incorporated herein by reference could have a material adverse effect on our business, operating results and financial condition or ability to consummate the transaction. Examples of these risks include, without limitation the risks disclosed in this Information Statement and in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020.

The forward-looking statements are not guarantees of future performance, events or circumstances, and actual results may differ materially from those contemplated by the forward-looking statements. Forward-looking statements herein or in documents incorporated herein by reference speak only as of the date of this Information Statement or the applicable document incorporated herein by reference (or such earlier date as may be specified therein), as applicable, are based on current assumptions and expectations or assumptions and expectations as of the date of the document incorporated herein by reference, and are subject to the factors above, among other things, and involve risks, events, circumstances, uncertainties and assumptions, many of which are beyond our ability to control or predict. You should not place undue reliance on these forward-looking statements. We do not intend to, and do not undertake an obligation to, update these forward-looking statements in the future to reflect future events or circumstances, except as required by applicable securities laws and regulations. For more information, see the section entitled “Where You Can Find More Information” beginning on page 63. The results presented for any period may not be reflective of results for any subsequent period.

You should carefully read and consider the cautionary statements contained or referred to in this section in connection with any subsequent written or oral forward-looking statements that may be issued by us or persons acting on our behalf, and all future written and oral forward-looking statements attributable to us, are expressly qualified in their entirety by the foregoing cautionary statements.

ACTIONS #1, 2 and 3

MERGER AND MERGER AGREEMENT, MERGER SHARE ISSUANCE AND OPTION ISSUANCE

SUMMARY

This summary highlights selected information from this Information Statement and may not contain all of the information that is important to you. To better understand the Merger and the Actions approved by the Board and Consenting Stockholders, you should read this entire Information Statement carefully, including the Merger Agreement attached as Appendix A and the other appendixes to which you are referred herein. For more information, please see the section entitled “Where You Can Find More Information” beginning on page 63.

The Companies

Brain Scientific Inc.

The Company is a neurology-focused medical device and software company seeking to provide a centralized platform for data acquisition and analysis of electroencephalography (“EEG”) data that combines innovative medical device technologies with cloud-based telehealth services. The Company in this stage is primarily focused on selling easy-to-use, affordable EEG devices to improve neurological care. The next step is expected to be to establish diagnostic protocols through the use of its products to identify pathological risk factors involving the brain, and driving novel insights into cognitive health that support early treatment of neurological disorders.

Piezo Motion Corp.

Piezo is a leader in piezo motor technology with a multi-million dollar investment in research and development of affordable piezoelectric motors to meet, and exceed, the needs of today’s global markets. Piezo is committed to the development of innovative piezoelectric polymer actuators and electrode components that enhance their functionality in a multitude of applications. Its current business is to work with startups, OEMs, research institutions, and industrial companies from around the world empowering the visionaries behind their products.

BRSF Acquisition Inc.

BRSF Acquisition Inc. is a wholly-owned subsidiary of the Company, and was formed solely for the purposes of carrying out the Merger.

The Merger

The Company, Piezo and Merger Sub have entered into the Merger Agreement, which provides that, subject to the terms and conditions contained therein, at the Effective Time of the Merger, Merger Sub will merge with and into Piezo, with Piezo continuing as the surviving corporation and as a wholly-owned subsidiary of the Company. Each of the Board of Directors of the Company and Piezo have unanimously approved the Merger.

Overview of the Merger Agreement

Merger Consideration (see page 29)

At the effective time of the Merger, each outstanding share of Piezo capital stock will be automatically converted into the right to receive that number of shares of the Company’s common stock equal to the Exchange Ratio (as defined in “The Merger Agreement – Merger Consideration” on page 29).

As a result, following the completion of the Merger, former stockholders of Piezo are expected to receive shares of Company common stock representing approximately 50% of the outstanding shares of Company common stock calculated on a fully diluted basis and current stockholders of the Company are expected to own approximately 50% of the outstanding shares of Company common stock calculated on a fully diluted basis. The Exchange Ratio and the actual number of shares of Company common stock to be issued to the Piezo stockholders is not yet determinable and will be based on, in part, whether and to what extent the Company’s existing indebtedness is converted into Company common stock or repaid in cash at or prior to the Effective Time, and is expected to result in the former Piezo stockholders owning a majority of the Company’s issued and outstanding shares of common stock as of immediately after the Effective Time. Certain affiliates and non-affiliates of the Company will also be issued options and warrants to purchase an aggregate number of shares equal to 20% of the issued and outstanding shares of the Company’s common stock calculated as of immediately after the Effective Time.

Conditions to Completion of the Merger (see page 34)

To complete the merger, Company stockholders must approve and adopt the Merger Agreement and approve the issuance of shares of Company common stock to Piezo stockholders in connection with the Merger. In addition to obtaining such stockholder approvals, each of the other closing conditions set forth in the Merger Agreement must be satisfied or waived.

Termination of the Merger Agreement (see page 36)

Either the Company or Piezo can terminate the Merger Agreement under certain circumstances, which would prevent the Merger from being completed.

Fees and Expenses (see page 36)

The Merger Agreement provides that all fees and expenses incurred in connection with the Merger Agreement and the transactions contemplated by the Merger Agreement will be paid by the party incurring such expense; provided, that in the event that the Merger and Private Placement Offering (as defined below) are consummated, such costs and expenses shall be payable at the closing of the Merger from the proceeds of the Private Placement Offering.

Company Private Placement

Pursuant to the Merger Agreement, the Company is obligated to have a first closing of a private placement offering (the “Private Placement Offering”) of at least $5.0 million in units, including any interim bridge financing raised by either Company or Piezo that is convertible into the Private Placement Offering, each unit consisting of a 10% convertible promissory note which matures eighteen months after the initial closing (the “Notes”) and common stock purchase warrants, upon the terms and subject to the conditions of a separate securities purchase agreement.

Management Following the Merger

The Merger Agreement provides that, at or prior to the Effective Time, the Company’s Board will take the following action, to be effective upon the Effective Time: (i) increase the size of the Company’s Board from 2 to 5 members, (ii) elect to the Board Hassan Kotob (currently the CEO of Piezo); and (iii) appoint as the officers of the Company Hassan Kotob as CEO and Bonnie-Jeanne Gerety (currently the CFO of Piezo) as CFO, or, in either case with regard to clauses (ii) and (iii), such other persons designated by Piezo. The Merger Agreement also provides that the current officers of the Company shall resign from their positions with the Company effective upon the Effective Time; provided, however, that Boris Goldstein, currently the Company’s Chairman, Executive Vice President and Secretary, shall be appointed to serve for a period of one year as a consultant of the Company (or of MemoryMD, Inc., a Delaware corporation and a wholly owned subsidiary of the Company (“MemoryMD”)) in the role of Chief Scientific Officer, effective upon the Effective Time, upon terms as set forth in the Merger Agreement. The members of the Company’s current Board shall continue to serve as directors of the Company following the Effective Time.

Interests of Certain Directors, Officers and Affiliates of the Company

In considering the recommendation of the Board with respect to issuing shares of Company common stock pursuant to the Merger Agreement and the other Actions approved by the Consenting Stockholders, Company stockholders should be aware that certain members of the Board and named executive officers of the Company have interests in the Merger that may be different from, or in addition to, interests they have as Company stockholders. The Board was aware of the following interests and considered them, among other matters, in its decision to approve the Merger Agreement. Specifically, upon completion of the Merger, Dr. Goldstein will receive cash fees with a total value of approximately $300,000. In addition, Dr. Goldstein shall be appointed to serve as a consultant of the Company or MemoryMD in the role of Chief Scientific Officer for a one year term and shall have an annual compensation of $250,000. Additionally, Mr. Goldstein shall be entitled to receive from the Company a cash payment of $200,000 upon the earlier of the Company raising an aggregate of $10,000,000 in capital after the Effective Time (but including the Private Placement Offering) or 60 days from the Effective Time. Further, the Company will pay Dr. Goldstein an additional $250,000 bonus upon the Company listing its securities on a senior exchange such as NASDAQ or New York Stock Exchange. Dr. Goldstein and his wife and an affiliate, and an affiliate of Dr. Kukekov, own shares of Common Stock and have voted in favor of the Actions, as described above under “ACTIONS BY BOARD OF DIRECTORS AND CONSENTING STOCKHOLDERS.”

Indemnification

Following the completion of the Merger, the directors and executive officers of the Company will have the right to continued indemnification to the same extent that the Company is currently permitted to indemnify such persons against certain losses pertaining to matters existing or occurring prior to the Effective Time.

Material U.S. Federal Income Tax Consequences of the Merger

Each of the Company and Piezo intends the Merger to qualify as a reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended, which is referred to as the Code. Because the Company’s stockholders will continue to own and hold their existing shares of Company common stock following the Merger, the Merger generally will not result in U.S. federal income tax consequences to current Company stockholders.

Risk Factors

The Merger, including the possibility that the Merger may not be completed, poses a number of risks to each company’s respective stockholders, including the following:

●	the issuance of shares of Company common stock to Piezo shareholders in connection with the Merger will substantially dilute the voting power of current Company stockholders;

●	Company stockholders may not realize a benefit from the Merger commensurate with the ownership dilution they will experience in connection with the Merger;

●	the lack of a public market for Piezo shares makes it difficult to determine the fair market value of Piezo, and the merger consideration to be issued to Piezo shareholders may exceed the actual value of Piezo;

●	Company stockholders will have a reduced ownership and voting interest in, and will exercise less influence over the management of, the combined company following the completion of the Merger;

●	the announcement and pendency of the Merger could have an adverse effect on the Company’s or Piezo’s financial condition or business prospects;

●	failure to complete the Merger may adversely affect the Company’s and Piezo’s financial results, future business and operations, as well as the market price of the Company’s common stock;

●	some of the directors and executive officers of the Company and Piezo have interests in the Merger that are different from, or in addition to, those of the other Company stockholders and Piezo shareholders;

●	the Company and Piezo will incur substantial transaction-related costs in connection with the Merger;

●	if the Company fails to continue to meet all applicable OTCQB Market requirements and starts trading on lower tiers of the OTCQB Market, it would impair the Company’s ability to complete the Merger;

●	failure to complete the Merger may result in the Company having insufficient funds to satisfy its existing secured and unsecured indebtedness, trade payables and other liabilities, and may result in its petitioning for bankruptcy court protection; and

●	even if the Merger is consummated, the Company and Piezo may fail to realize the anticipated benefits of the Merger.

In addition, the Company, Piezo, and the combined company are subject to various risks associated with their businesses. These risks are discussed in greater detail in the section entitled “Risk Factors” beginning on page 15.

Regulatory Approvals

As of the date of this Information Statement, neither the Company nor Piezo is required to make filings or to obtain approvals or clearances from any antitrust regulatory authorities in the United States or other countries to complete the Merger. In the United States, the Company must comply with applicable federal and state securities laws and the rules and regulations of the OTCQB Market and the Financial Industry Regulatory Authority (“FINRA”) in connection with the issuance of shares of the Company common stock and the resulting change in control of the Company and the filing of this Information Statement with the SEC.

OTCQB Quotation

The Company’s common stock currently is quoted on the OTCQB Market under the symbol “BRSF.” The Company has agreed to take whatever steps are necessary to cause the shares of Company common stock to remain eligible for quotation on the OTC Markets.

No Appraisal Rights or Dissenters’ Rights

Holders of Company common stock do not have appraisal rights in connection with the Merger or any of the other Actions described in this Information Statement under the NRS. Holders of Piezo stock may be entitled to appraisal rights in connection with the Merger.

SELECTED UNAUDITED PRO FORMA CONDENSED FINANCIAL DATA

The following tables present summary unaudited pro forma condensed financial data for the Company and Piezo, including comparative historical and unaudited pro forma per share data for the Company and Piezo.

On June 11, 2021, the Company entered into the Merger Agreement with Piezo and Merger Sub. Pursuant to the terms and subject to the conditions set forth in the Merger Agreement, Merger Sub will be merged with and into Piezo, Merger Sub will cease to exist and Piezo will survive as a wholly-owned subsidiary of the Company.

At the Effective Time of the Merger, each outstanding share of Piezo capital stock will be automatically converted into the right to receive that number of shares of Company common stock equal to 100% of the issued and outstanding shares of Company common stock on a “fully diluted basis” (as defined in the Merger Agreement) calculated as of immediately prior to the Effective Time. No fractional shares of Company common stock will be issued in the Merger. Following the consummation of the Merger, former stockholders of Piezo are expected to own approximately 50% of the Company and current stockholders of the Company are expected to own approximately 50% of the Company, in each case based on the fully diluted shares of the Company prior to the consummation of the Merger. The Exchange Ratio and the actual number of shares of Company common stock to be issued to the Piezo stockholders is not yet determinable and will be based on, in part, whether and to what extent the Company’s existing indebtedness is converted into Company common stock or repaid in cash at or prior to the Effective Time, and is expected to result in the former Piezo stockholders owning a majority of the Company’s issued and outstanding shares of common stock as of immediately after the Effective Time.

The Merger Agreement provides that, at or prior to the Effective Time, the Company’s Board will take the following action, to be effective upon the Effective Time: (i) increase the size of the Company’s Board of Directors from 2 to 5 members, (ii) elect to the Board Hassan Kotob; and (iii) appoint as the officers of the Company Hassan Kotob and Bonnie-Jeanne Gerety, or, in either case with regard to clauses (ii) and (iii), such other persons designated by Piezo. The Merger Agreement also provides that the current officers of the Company shall resign from their positions with the Company effective upon the Effective Time; provided, however, that Boris Goldstein, currently the Company’s Chairman, Executive Vice President and Secretary, shall be appointed to serve for a period of one year as a consultant of the Company (or of MemoryMD) in the role of Chief Scientific Officer, effective upon the Effective Time, upon terms as set forth in the Merger Agreement In addition, Dr. Goldstein shall receive a special bonus as a result of the closing of the Merger and, further, is eligible to receive a special bonus in the event the Company uplists to a senior stock exchange. The members of the Company’s current Board shall continue to serve as directors of the Company following the Effective Time.

The accompanying unaudited pro forma condensed combined consolidated financial statements (“pro forma financial information”) has been prepared based on the historical financial statements of the Company and Piezo after giving effect to the Merger. The pro forma financial information is intended to provide information about how the Merger may have affected the Company’s historical financial statements. The unaudited pro forma combined consolidated statements of operations and comprehensive loss for the three months ended March 31, 2021, combines the historical consolidated financial statements of the Company for this period, derived from the Company’s Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission (“SEC”) on May 24, 2021, with the respective historical statements of operations and comprehensive loss of Piezo as if the Merger had occurred on January 1, 2021. The unaudited pro forma combined consolidated statements of operations and comprehensive loss for the year ended December 31, 2020, combines the historical consolidated financial statements of the Company for this period, derived from the Company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission (“SEC”) on April 15, 2021, with the respective historical statements of operations and comprehensive loss of Piezo as if the Merger had occurred on January 1, 2020. The unaudited pro forma condensed combined consolidated balance sheet at March 31, 2021 combines the historical consolidated balance sheet of the Company as derived from the Quarterly Report on Form 10-Q filed with the SEC on May 24, 2021, and the historical balance sheet of Piezo as of March 31, 2021 on a pro forma basis as if the Merger occurred on March 31, 2021.

The unaudited pro forma condensed combined financial information has been presented for illustrative purposes only and do not necessarily reflect what the combined company’s financial condition or results of operations would have been had the Merger occurred on the dates indicated. Further, the unaudited pro forma condensed combined financial information also may not be useful in predicting the future financial condition and results of operations of the combined company. The actual financial position and results of operations may differ significantly from the pro forma amounts reflected herein due to a variety of factors. The unaudited pro forma transaction accounting adjustments represent management’s estimates based on information available as of the date of these unaudited pro forma condensed combined financial statements and are subject to change as additional information becomes available and analyses are performed.

Brain Scientific, Inc.

Pro Forma Condensed Combined Consolidated Balance Sheet

March 31, 2021

(Unaudited)

	Historical		Pro Forma
	Brain Scientific, Inc.	Piezo Motion Corporation and Subsidiary	Transaction Accounting Adjustments	Notes	Pro Forma Combined
ASSETS

CURRENT ASSETS:
Cash	$95,184	$695,841	$5,000,000	(a)	$5,791,025
Inventory	1,814	49,816	-		51,630
Advances to officers	-	13,617	-		13,617
Prepaid expense and other current assets	39,736	19,378	-		59,114
Prepaid expenses and other current assets - related party	700	-	-		700
Operating lease right-of-use asset	60,087	-	-		60,087
TOTAL CURRENT ASSETS	197,521	778,652	5,000,000		5,976,173

Property and equipment, net	126	106,531	-		106,657
Right of use asset	-	212,716	-		212,716
Goodwill	-	-	17,442,387	(c)	17,442,387

TOTAL ASSETS	$197,647	$1,097,899	$22,442,387		$23,737,933

LIABILITIES AND STOCKHOLDERS’ EQUITY (DEFICIT)

CURRENT LIABILITIES:
Accounts payable and accrued expenses	$1,029,287	$1,576,372	$-		$2,605,659
Accounts payable and accrued expenses - related party	81,600	-	-		81,600
Notes payable - current	146,438	1,969,982	-		2,116,420
Convertible notes payable, net	1,898,810	-	5,000,000	(a)	6,898,810
Derivative liabilities	4,430,413	-	-		4,430,413
Finance lease - short term	4,595	-	-		4,595
Loans payable	6,667	-	-		6,667
Loans payable - related party	322,984	-	-		322,984
Operating lease liability, current portion	43,420	66,224	-		109,644
TOTAL CURRENT LIABILITIES	7,964,214	3,612,578	5,000,000		16,576,792

Operating lease liability, net of current portion	19,838	146,913	-		166,751

TOTAL LIABILITIES	7,984,052	3,759,491	5,000,000		16,743,543

STOCKHOLDERS’ EQUITY (DEFICIT)

Preferred stock	-	-	-		-
Common stock	19,706	1,006	24,717	(b)	45,429
Additional paid in capital	3,352,538	11,169,643	6,259,021	(a), (b)	20,781,202
Accumulated deficit	(11,154,691)	(13,832,241)	11,154,691	(b)	(13,832,241)
Accumulated other comprehensive loss	(3,958)	-	3,958		-
TOTAL STOCKHOLDERS’ EQUITY (DEFICIT)	(7,786,405)	(2,661,592)	17,442,387		6,994,390

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY (DEFICIT)	$197,647	$1,097,899	$22,442,387		$23,737,933

a)	Represents the closing of the private placement offering of $5,000,000 simultaneously with the closing and as a condition of the Merger.

b)	Represents the elimination of Piezo Motion Corporation and Subsidiary common stock, additional paid in capital, and accumulated deficit

c)	Represents the estimate of goodwill resulting from the preliminary purchase price of $9,655,982 and the net assets and liabilities of Piezo Motion Corporation and Subsidiary assumed as of March 31, 2021. The estimate of goodwill is subject to materially change.

See accompanying Notes to Unaudited Pro Forma Condensed Combined Financial Information

Brain Scientific, Inc.

Pro Forma Condensed Combined Consolidated Statements of Operations and Comprehensive Loss

March 31, 2021

(Unaudited)

	Historical		Pro Forma
	Brain Scientific, Inc.	Piezo Motion Corporation and Subsidiary	Transaction Accounting Adjustments	Notes	Pro Forma Combined

REVENUE	$117,229	$1,475	$-		$118,704

COST OF GOODS SOLD	90,946	575	-		91,521

GROSS PROFIT	26,283	900	-		27,183

SELLING, GENERAL, AND ADMINISTRATIVE
Research and development	100,844	53,328	-		154,172
Professional fees	132,292	-	-		132,292
Sales and marketing	77,254	12,924	-		90,178
Occupancy	4,649	-	-		4,649
General and administrative	511,653	354,668	-		866,321
Personnel expenses	-	287,537			287,537
TOTAL SELLING, GENERAL AND ADMINISTRATIVE	826,692	708,457	-		1,247,612

LOSS FROM OPERATIONS	(800,409)	(707,557)	-		(1,220,429)

OTHER INCOME (EXPENSE):
Interest expense	(393,848)	(58,785)	-		(452,633)
Loss on debt extinguishment	(91,735)	-	-		(91,735)
Change in fair value of derivative liabilities	(1,911,129)	-	-		(1,911,129)
Gain on forgiveness of paycheck protection loan	-	112,338			112,338
Foreign currency transaction loss	(86)	-	-		(86)
TOTAL OTHER INCOME (EXPENSE)	(2,396,798)	53,553	-		(2,343,245)

LOSS BEFORE INCOME TAXES	(3,197,207)	(654,004)	-		(3,563,674)

PROVISION FOR INCOME TAXES	(622)	-	-		(622)

NET LOSS	(3,197,829)	(654,004)	-		(3,564,296)

OTHER COMPREHENSIVE INCOME (LOSS)
Foreign currency translation adjustment	122	-	-		122
TOTAL COMPREHENSIVE LOSS	$(3,197,707)	$(654,004)	$-		$(3,564,174)

NET LOSS PER COMMON SHARE
Basic and diluted	$(0.16)	$(0.07)			$(0.08)

WEIGHTED AVERAGE NUMBER OF COMMON SHARES OUTSTANDING
Basic and diluted	19,661,229	10,058,259	25,722,664	(a)	45,383,893

(a)	Represents the issuance of Brain Scientific, Inc. common shares upon consummation of the Merger. At the effective time of the Merger, each outstanding share of Piezo capital stock will be automatically converted into the right to receive that number of shares of Company common stock equal to 100% of the issued and outstanding shares of Company common stock on a “fully diluted basis” (as defined in the Merger Agreement) as of immediately prior to the effective time Merger. The current outstanding convertible notes did not impact the fully diluted shares. The Merger Agreement provides that the convertible notes, if exchanged for the securities issued in the private placement, will not be included in the fully diluted basis calculation. Management assumes that all such convertible notes would be exchanged, and such assumption is reflected in these unaudited pro forma condensed combined financial statements.

See accompanying Notes to Unaudited Pro Forma Condensed Combined Financial Information

Brain Scientific, Inc.

Pro Forma Condensed Combined Consolidated Statements of Operations and Comprehensive Loss

31-Dec-20

(Unaudited)

	Historical		Pro Forma
	Brain Scientific, Inc.	Piezo Motion Corporation and Subsidiary	Transaction Accounting Adjustments	Notes	Pro Forma Combined

REVENUE	$544,275	$93,664	$-		$637,939

COST OF GOODS SOLD	409,302	43,762	-		453,064

GROSS PROFIT	134,973	49,902	-		184,875

SELLING, GENERAL, AND ADMINISTRATIVE
Research and development	275,926	210,706	-		486,632
Professional fees	478,461	-	-		478,461
Sales and marketing	244,774	-	-		244,774
Occupancy	38,870	-	-		38,870
General and administrative	930,138	1,581,425	-		2,511,563
Personnel expenses	-	1,027,259			1,027,259
TOTAL SELLING, GENERAL AND ADMINISTRATIVE	1,968,169	2,819,390	-		3,760,300

LOSS FROM OPERATIONS	(1,833,196)	(2,769,488)	-		(3,575,425)

OTHER INCOME (EXPENSE):
Interest expense	(3,526,325)	(29,474)	-		(3,555,799)
Other income	8,260	-
Loss on disposal of assets	-	(4,067)
Loss on debt extinguishment	(294,301)	-	-		(294,301)
Change in fair value of derivative liabilities	1,360,754	-	-		1,360,754
Gain on forgiveness of paycheck protection loan	-	-			-
Foreign currency transaction loss	23	-	-		23
TOTAL OTHER INCOME (EXPENSE)	(2,451,589)	(33,541)	-		(2,489,323)

LOSS BEFORE INCOME TAXES	(4,284,785)	(2,803,029)	-		(6,064,748)

PROVISION FOR INCOME TAXES	-	-	-		-

NET LOSS	(4,284,785)	(2,803,029)	-		(6,064,748)

OTHER COMPREHENSIVE INCOME (LOSS)
Foreign currency translation adjustment	(4,446)	-	-		(4,446)
TOTAL COMPREHENSIVE LOSS	$(4,289,231)	$(2,803,029)	$-		$(6,069,194)

NET LOSS PER COMMON SHARE
Basic and diluted	$(0.22)	$(0.31)			$(0.13)

WEIGHTED AVERAGE NUMBER OF COMMON SHARES OUTSTANDING
Basic and diluted	19,439,141	9,018,629	25,722,664	(a)	45,161,805

(a)	Represents the issuance of Brain Scientific, Inc. common shares upon consummation of the Merger. At the effective time of the Merger, each outstanding share of Piezo capital stock will be automatically converted into the right to receive that number of shares of Company common stock equal to 100% of the issued and outstanding shares of Company common stock on a “fully diluted basis” (as defined in the Merger Agreement) as of immediately prior to the effective time of the Merger. The current outstanding convertible notes did not impact the fully diluted shares. The Merger Agreement provides that the convertible notes, if exchanged for the securities issued in the private placement, will not be included in the fully diluted basis calculation. Management assumes that all such convertible notes would be exchanged, and such assumption is reflected in these unaudited pro forma condensed combined financial statements.

See accompanying Notes to Unaudited Pro Forma Condensed Combined Financial Information

Notes to Unaudited Pro Forma Condensed Combined Financial Information

Note 1 - Description of Transaction

On June 11, 2021, the Company entered into the Merger Agreement with Piezo and Merger Sub. Pursuant to the terms and subject to the conditions set forth in the Merger Agreement, Merger Sub will be merged with and into Piezo, Merger Sub will cease to exist and Piezo will survive as a wholly-owned subsidiary of the Company.

At the Effective Time of the Merger, each outstanding share of Piezo capital stock will be automatically converted into the right to receive that number of shares of Company common stock equal to 100% of the issued and outstanding shares of Company common stock on a “fully diluted basis” (as defined in the Merger Agreement) calculated as of immediately prior to the Effective Time. No fractional shares of Company common stock will be issued in the Merger. Following the consummation of the Merger, former stockholders of Piezo are expected to own approximately 50% of the Company and current stockholders of the Company are expected to own approximately 50% of the Company, in each case based on the fully diluted shares of the Company prior to the consummation of the Merger. The Exchange Ratio and the actual number of shares of Company common stock to be issued to the Piezo stockholders is not yet determinable and will be based on, in part, whether and to what extent the Company’s existing indebtedness is converted into Company common stock or repaid in cash at or prior to the Effective Time, and is expected to result in the former Piezo stockholders owning a majority of the Company’s issued and outstanding shares of common stock as of immediately after the Effective Time.

The Merger Agreement provides that, at or prior to the Effective Time, the Company’s Board will take the following action, to be effective upon the Effective Time: (i) increase the size of the Company’s Board of Directors from 2 to 5 members, (ii) elect to the Board Hassan Kotob; and (iii) appoint as the officers of the Company Hassan Kotob and Bonnie-Jeanne Gerety, or, in either case with regard to clauses (ii) and (iii), such other persons designated by Piezo. The Merger Agreement also provides that the current officers of the Company shall resign from their positions with the Company effective upon the Effective Time; provided, however, that Boris Goldstein, currently the Company’s Chairman, Executive Vice President and Secretary, shall be appointed to serve for a period of one year as a consultant of the Company or MemoryMD in the role of Chief Scientific Officer, effective upon the Effective Time, upon terms as set forth in the Merger Agreement In addition, Dr. Goldstein shall receive a special bonus as a result of the closing of the Merger and, further, is eligible to receive a special bonus in the event the Company uplists to a senior stock exchange. The members of the Company’s current Board shall continue to serve as directors of the Company following the Effective Time.

Note 2 - Basis of Pro Forma Presentation

The unaudited pro forma condensed combined balance sheet gives effect to the Merger as if it occurred on March 31, 2021. The unaudited pro forma condensed combined statements of operations and comprehensive loss for the three months ended March 31, 2021 gives effect to the Merger as if it had occurred on January 1, 2021. The unaudited pro forma condensed combined statements of operations and comprehensive loss for the year ended December 31, 2020 gives effect to the Merger as if it had occurred on January 1, 2020.

Note 3 – Transaction Accounting Adjustments

a)	Represents the closing of the private placement offering of $5,000,000 simultaneously with the closing and as a condition of the Merger.
b)	Represents the elimination of Piezo Motion Corporation and Subsidiary common stock, additional paid in capital, and accumulated deficit.

c)	Represents the estimate of goodwill resulting from the preliminary purchase price of $9,655,982 and the net assets and liabilities of Piezo Motion Corporation and Subsidiary assumed as of March 31, 2021. The estimate of goodwill is subject to materially change. The current outstanding convertible notes did not impact the fully diluted shares.

d)	Represents the issuance of Brain Scientific, Inc. common shares upon consummation of the Merger. At the effective time of the Merger, each outstanding share of Piezo capital stock will be automatically converted into the right to receive that number of shares of Company common stock equal to 100% of the issued and outstanding shares of Company common stock on a “fully diluted basis” (as defined in the Merger Agreement). The current outstanding convertible notes did not impact the fully diluted shares. The Merger Agreement provides that the convertible notes, if exchanged for the securities issued in the private placement, will not be included in the fully diluted basis calculation. Management assumes that all such convertible notes would be exchanged, and such assumption is reflected in these unaudited pro forma condensed combined financial statements.

MARKET PRICE AND DIVIDEND INFORMATION

There has been no trading market for our common stock since inception. There can be no assurance that a trading market will ever develop or, if such a market does develop, that it will continue. The Company’s stock began trading on March 18, 2020 and is currently quoted on the OTCQB Market under the ticker symbol BRSF. As of August 2, 2021, the Notice Record Date, we had 20,473,799 shares of common stock outstanding and approximately 70 registered stockholders. The last reported sales price of our common stock on August 2, 2021, the last full trading day prior to the date of this Information Statement, was $0.36 per share.

The following table sets forth for the periods indicated the high and low sale prices per share of our common stock as reported on OTCQB Market. These prices represent quotations between dealers without adjustment for retail mark-up, markdown or commission and may not represent actual transactions.

Quarterly Period Ended	High		Low

March 31, 2021		$1.95		$0.84
June 30, 2021		$1.50		$0.36
September 30, 2021 (through August 2, 2021)		$0.49		$0.36

March 31, 2020		$3.00		$0.02
June 30, 2020		$3.01		$0.10
September 30, 2020		$2.20		$0.75
December 31, 2020		$1.76		$0.87

March 31, 2019	$	n/a	$	n/a
June 30, 2019	$	n/a	$	n/a
September 30, 2019	$	n/a	$	n/a
December 31, 2019	$	n/a	$	n/a

We consider our common stock to be thinly traded and, accordingly, reported sales prices or quotations may not be a true market- based valuation of our common stock.

RISK FACTORS

The combined company will face an unpredictable market environment that involves significant risks, many of which will be beyond its control. These factors should be considered in conjunction with the other information included by the Company and Piezo in this Information Statement. If any of the risks described below or referred to in this Information Statement actually materialize, the business, financial condition, results of operations, or prospects of the Company, Piezo, and/or the combined company, or the stock price of the combined company, could be materially and adversely affected.

Risks Relating to the Merger

The issuance of shares of Company common stock to Piezo shareholders in connection with the Merger will substantially dilute the voting power of current Company stockholders, and as a result the Company stockholders will exercise less influence over the management of the combined company following the completion of the Merger.

Pursuant to the terms of the Merger Agreement, it is anticipated that the Company will issue shares of Company common stock to Piezo shareholders with respect to the Merger representing approximately 50% of the issued and outstanding shares of common stock of the combined company calculated on a fully diluted basis as of immediately prior to the Effective Time of the Merger. After such issuance, the shares of Company common stock held by stockholders prior to the completion of the Merger will represent approximately 50% of the issued and outstanding shares of common stock of the combined company calculated on a fully diluted basis. Accordingly, the issuance of shares of Company common stock to Piezo shareholders in connection with the Merger will significantly reduce the relative voting power of each share of Company common stock held by current Company stockholders. Consequently, Company stockholders will be able to exercise substantially less influence over the management and policies of the combined company than they currently exercise over the management and policies of the Company.

Company stockholders may not realize a benefit from the Merger commensurate with the ownership dilution they will experience in connection with the Merger.

If the combined company is unable to realize the full strategic and financial benefits anticipated from the Merger, Company stockholders will have experienced substantial dilution of their ownership interests without receiving any commensurate benefit, or only receiving part of the commensurate benefit to the extent the combined company is able to realize only part of the strategic and financial benefits currently anticipated from the Merger.

Piezo is not a publicly traded company, making it difficult to determine the fair market value of Piezo.

The outstanding capital stock of Piezo is privately held and is not traded on any public market, which makes it difficult to determine the fair market value of Piezo. There can be no assurances that the Merger consideration to be issued to Piezo shareholders will not exceed the actual value of Piezo.

The conditions under the Merger Agreement to the Company’s and Piezo’s consummation of the Merger may not be satisfied at all or in the anticipated timeframe.

The completion of the Merger is subject to various customary conditions, including, among other things: (a) the approval of the respective stockholders and boards of directors of the Company, Merger Sub, and Piezo; (b) subject to certain materiality exceptions, the accuracy of the representations and warranties made by each of the Company and Piezo and the compliance by each of the Company and Piezo with their respective obligations under the Merger Agreement; (c) approval of the transactions contemplated by the Merger Agreement by any third-parties and governmental entities as may be required by law; (d) the execution and delivery of an assignment and assumption agreement between the Company and MemoryMD, pursuant to which the Company shall assign to MemoryMD, and MemoryMD shall assume from the Company, all of the Company’s operating assets and liabilities, subject to certain exceptions (the “Transfer”); (e) the completion of all necessary legal due diligence by each of the Company and Piezo; (f) the first closing of the Private Placement Offering; and (g) the number of shares of Piezo common stock held by Piezo stockholders who did not vote to adopt the Merger Agreement shall not exceed 10% of the number of outstanding shares of Piezo common stock as of the Effective Time. These conditions are described in more detail under the section “The Merger Agreement” beginning on page 29 of this Information Statement.

The announcement and pendency of the Merger or failure to consummate the Merger could have an adverse effect on the Company’s or Piezo’s financial results, future business and operations, as well as the market price of Company common stock.

The announcement and pendency of the Merger, or the companies’ failure to consummate the Merger, could disrupt the Company’s or Piezo’s businesses in the following ways, among others:

●	third parties may seek to terminate and/or renegotiate their relationships with the Company or Piezo as a result of the Merger, whether pursuant to the terms of their existing agreements or otherwise; and

●	the attention of the Company’s and Piezo’s management may be directed toward the completion of the Merger and related matters and may be diverted from other opportunities that might otherwise be beneficial to the Company and Piezo.

Should they occur, any of these matters could adversely affect the Company’s or Piezo’s financial condition, results of operations, or business prospects.

The completion of the Merger is subject to a number of conditions, and there can be no assurance that the conditions to the completion of the Merger will be satisfied. If the Merger is not completed, the Company and/or Piezo, as applicable, will be subject to several risks, including:

●	the fact that most of the fees and expenses in connection with to the Merger, such as legal, accounting and transaction agent fees, must be paid even if the Merger is not completed;

●	the Company’s Board would need to reevaluate the Company’s strategic alternatives, many of which may be less favorable to stakeholders, such as liquidation of the company;

●	neither the Company nor Piezo would realize any of the anticipated benefits of having completed the Merger;

●	the price of the Company’s stock may decline and remain volatile; and

●	the Company or Piezo could be subject to litigation related to any failure to consummate the Merger or any related action that could be brought to enforce the Company’s or Piezo’s obligations under the Merger Agreement.

In addition, if the Merger Agreement is terminated and the Company’s Board determines to seek another business combination, there can be no assurance that it will be able to find a transaction that is superior or equal in value to the Merger.

The Company is subject to the additional risk that if the Merger Agreement is terminated, the Company will no longer have access to the interim financing provided in connection with the execution of the Merger Agreement, in which case the Company would need to raise capital or obtain alternative financing to strengthen its cash position. If the Company is unable to raise sufficient additional capital or obtain alternative financing to strengthen its cash position, the Company may not be able to service its existing indebtedness and may be required to initiate bankruptcy proceedings.

The Company and Piezo have incurred and expect to continue to incur substantial transaction-related costs in connection with the Merger.

The Company and Piezo have incurred, and expect to continue to incur, a number of non-recurring transaction-related costs associated with completing the Merger and combining the two companies. These fees and costs have been, and will continue to be, substantial. Non-recurring transaction costs include, but are not limited to, fees paid to legal, financial and accounting advisors, severance and benefit costs, filing fees and printing costs. Additional unanticipated costs may be incurred in the combined company’s business, which may be higher than expected and could have a material adverse effect on the combined company’s financial condition and operating results.

If the Company fails to continue to meet all applicable OTCQB Market requirements and the OTCQB Market determines to cease quotation of the Company’s common stock, it would impair the Company’s ability to complete the Merger.

As a condition to completion the Merger, the Company must take whatever steps are necessary to cause the shares of Company common stock to remain eligible for quotation on the OTC Markets. In order to maintain that quotation, the Company and the combined company must satisfy minimum financial and other requirements.

The Exchange Ratio will not be adjusted in the event of any change in either the Company’s stock price or Piezo’s share price.

In the Merger, each outstanding share of Piezo common stock (with certain exceptions), by virtue of the Merger and without any action on the part of the parties to the Merger Agreement or the holders of shares of the Company’s common stock, will be converted into the right to receive validly issued, fully paid and nonassessable shares of Company common stock pursuant to the Exchange Ratio. This Exchange Ratio will not be adjusted for changes in the market price of either the Company’s common stock or Piezo stock. However, the Exchange Ratio and the actual number of shares of Company common stock to be issued to the Piezo stockholders is not yet determinable and will be based on, in part, whether and to what extent the Company’s existing indebtedness is converted into Company common stock or repaid in cash at or prior to the Effective Time.

Share price changes may result from a variety of factors (many of which are beyond our or Piezo’s control), including the following:

●	changes in the Company’s and Piezo’s respective businesses, operations and prospects, or the market assessments thereof;

●	market assessments of the likelihood that the Merger will be completed; and

●	general market and economic conditions and other factors generally affecting the price of Company common stock or Piezo’s capital stock.

The price of Company common stock at the Effective Time of the Merger may vary from the price on the date the Merger Agreement was executed and the Voting Record Date. As a result, the market value of the Merger consideration will also vary.

Because the Merger will result in an ownership change under Section 382 of the Internal Revenue Code (the “Code”) for the Company, Company’s pre-Merger net operating loss carryforwards and certain other tax attributes will be subject to limitations.

If a corporation undergoes an “ownership change” within the meaning of Section 382 of the Code, the corporation’s net operating loss carryforwards and certain other tax attributes arising prior to the ownership change are subject to limitations on use after the ownership change. In general, an ownership change occurs if there is a cumulative change in the corporation’s equity ownership by certain stockholders that exceeds fifty percentage points over a rolling three-year period. Similar rules may apply under state tax laws. The Merger will result in an ownership change of the Company and, accordingly, the Company’s use of net operating loss carryforwards and certain other tax attributes will be subject to an annual limitation after the Merger. Consequently, the Company will likely be unable to utilize a material portion of its net operating loss carryforwards and other tax attributes to reduce its U.S. federal or state income tax liability.

Some of the directors and executive officers of the Company and Piezo have interests in the Merger that are different from, or in addition to, those of the other Company and Piezo shareholders.

Certain of the directors and executive officers of the Company and Piezo have arrangements that provide them with interests in the Merger that are different from, or in addition to, those of the stockholders of the Company and shareholders of Piezo.

Similarly, certain of Piezo’s current executive officers and directors are expected to own shares of common stock of the combined company and/or options to purchase shares of common stock of the combined company following the completion of the Merger. See “Security Ownership Of Certain Beneficial Owners And Management Of Combined Company” beginning on page 62.

The directors and executive officers of the Company and Piezo also have certain rights to indemnification and to directors’ and officers’ liability insurance that will be provided by the company in connection with the Merger.

The Company’s Board were aware of these potential interests and considered them in making their respective recommendations to approve the Merger.

Risks Relating to the Combined Company

Even if the Merger is consummated, the Company and Piezo may fail to realize the anticipated benefits of the Merger.

The success of the Merger will depend on, among other things, the combined company’s ability to achieve its business objectives, including the successful development of its product candidates. If the combined company is not able to achieve these objectives, the anticipated benefits of the Merger may not be realized fully, may take longer to realize than expected, or may not be realized at all.

The Company and Piezo have operated and, until the completion of the Merger, will continue to operate independently. Even if the Merger is completed, it is possible that the integration process could result in the disruption of each company’s ongoing business, an adverse impact on the value of the Company’s assets, or inconsistencies in standards, controls, procedures or policies that could adversely affect the combined company’s ability to comply with reporting obligations as a public company, to satisfy the Company’s obligations to third parties or to achieve the anticipated benefits of the Merger. Any delays in the integration process or inability to realize the full extent of the anticipated benefits of the Merger could have an adverse effect on the business prospects and results of operations of the combined company. Such an adverse effect may impact the value of the shares of the combined company’s common stock after the completion of the Merger.

Potential difficulties that may be encountered in the integration process include the following:

●	using the combined company’s cash and other assets efficiently to develop the business of the combined company;

●	appropriately managing the liabilities of the combined company;

●	potential unknown or currently unquantifiable liabilities associated with the Merger and the operations of the combined company; and

●	performance shortfalls as a result of the diversion of management’s attention caused by completing the Merger.

The combined company will incur losses for the foreseeable future and might never achieve profitability.

The combined company may never become profitable, even if the combined company is able to complete development for one or more product candidates and eventually commercialize such product candidates. The combined company will need to successfully complete significant research, development, testing and regulatory compliance activities that, together with projected general and administrative expenses, is expected to result in substantial operating losses for at least the next several years. Even if the combined company does achieve profitability, it may not be able to sustain or increase profitability on a quarterly or annual basis.

The combined company’s management will be required to devote substantial time to comply with public company regulations.

As a public company, the combined company will incur significant legal, accounting and other expenses. The rules implemented by the SEC and the OTCQB Market, impose various requirements on public companies, including those related to corporate governance practices. The combined company’s management and other personnel will need to devote a substantial amount of time to these requirements. Certain members of Piezo’s management, which will substantially continue as the management of the combined company, do not have experience in addressing these requirements.

Sarbanes-Oxley requires, among other things, that the combined company maintain effective internal controls for financial reporting and disclosure controls and procedures. In particular, the combined company must perform system and process evaluation and testing of its internal controls over financial reporting to allow management and the combined company’s independent registered public accounting firm to report on the effectiveness of its internal controls over financial reporting, as required by Section 404. The combined company’s compliance with Section 404 will require that it incur substantial accounting and related expenses and expend significant management efforts. The combined company may need to hire additional accounting and financial staff to satisfy the ongoing requirements of Section 404. Moreover, if the combined company is not able to comply with the requirements of Section 404, or if the combined company or its independent registered public accounting firm identifies deficiencies in its internal controls over financial reporting that are deemed to be material weaknesses, the market price of the combined company’s stock could decline and the combined company could be subject to sanctions or investigations by the OTCQB Market, the SEC, or other regulatory authorities.

Either the Company, Piezo or both may become involved in securities class action litigation that could divert management’s attention and harm the combined company’s business, and insurance coverage may not be sufficient to cover all costs and damages.

In the past, securities class action or shareholder derivative litigation often follows certain significant business transactions, such as the announcement of a merger. The combined company may become involved in this type of litigation in the future. Litigation often is expensive and diverts management’s attention and resources, which could adversely affect the combined company’s business.

The market price of the combined company’s common stock after the Merger may be affected by factors different from those currently affecting the shares of Company common stock.

Upon completion of the Merger, holders of Company common stock and Piezo capital stock will become holders of the combined company’s common stock. The Company’s business differs significantly from the business of Piezo and, accordingly, the results of operations of the combined company and the market price of the combined company’s common stock following the completion of the Merger may be significantly affected by factors different from those currently affecting the Company’s independent results of operations.

The existing shareholders of Piezo will control the combined company for the foreseeable future, including the outcome of matters requiring shareholder approval and such control may prevent existing stockholders of the Company from influencing significant corporate decisions and may result in conflicts of interest that could cause the combined company’s stock price to decline.

Upon completion of the Merger, the existing shareholders of Piezo, including certain shareholders holding 5% or more of the total ownership interest in Piezo, and its executive officers and directors, will collectively own approximately 50% of the combined company’s outstanding shares of common stock on a fully diluted basis. As a result, after the consummation of the Merger, such entities and individuals will have the ability, acting together, to control the election of the combined company’s directors and the outcome of corporate actions requiring shareholder approval, such as: (i) a merger or a sale of the combined company; (ii) a sale of all or substantially all of the combined company’s assets; and (iii) amendments to the combined company’s articles of incorporation and bylaws. This concentration of voting power and control could have a significant effect in delaying, deferring or preventing an action that might otherwise be beneficial to the combined company’s other shareholders and be disadvantageous to Piezo shareholders with interests different from those entities and individuals. Certain of these individuals will also have significant control over the combined company’s business, policies and affairs as officers or directors of the combined company. These stockholders may also exert influence in delaying or preventing a change in control of the combined company, even if such change in control would benefit the other stockholders of the combined company. In addition, the significant concentration of stock ownership may adversely affect the market value of the combined company’s common stock due to investors’ perception that conflicts of interest may exist or arise.

The combined company does not expect to pay cash dividends on its common stock.

It is anticipated that the combined company will retain its earnings, if any, for future growth and therefore the combined company does not anticipate paying cash dividends on its common stock in the future.

The combined company will incur costs and demands upon management as a result of complying with the laws and regulations affecting public companies.

The combined company will incur significant legal, accounting and other expenses that Piezo did not incur as a private company, including costs associated with public company reporting requirements. The combined company will also incur costs associated with corporate governance requirements, including requirements under the Sarbanes-Oxley Act and rules and regulations promulgated by the SEC and the OTCQB Market. These rules and regulations are expected to increase the combined company’s legal and financial compliance costs and to make some activities more time-consuming and costly. For example, not all members of the combined company’s management team have previously managed and operated a public company. The executive officers and other personnel of the combined company will need to devote substantial time to gaining expertise regarding operations as a public company and compliance with applicable laws and regulations. These rules and regulations may also make it difficult and expensive for the combined company to obtain directors’ and officers’ liability insurance. As a result, it may be more difficult for the combined company to attract and retain qualified individuals to serve on the combined company’s board of directors or as executive officers of the combined company, which may adversely affect investor confidence in the combined company and could cause the combined company’s business or stock price to suffer.

There can be no assurance of the combined company obtaining the effectiveness of a resale registration statement or any other liquidity event.

No assurance can be given that the combined company will be able to obtain the effectiveness of a resale registration statement or other liquidity event will be consummated or that, if consummated, it would result in increased value of the shares of Common Stock.

Upon dissolution of the combined company, you may not recoup all or any portion of your investment.

In the event of a liquidation, dissolution or winding-up of the combined company, whether voluntary or involuntary, the proceeds and/or assets of the combined company remaining after giving effect to such transaction, and the payment of all of our debts and liabilities, will be distributed to the stockholders of common stock on a pro rata basis, subject to any holders of our securities that have preferential rights over our common stockholders. There can be no assurance that we will have available assets to pay to the holders of common stock, or any amounts, upon such a liquidation, dissolution or winding-up of our Company. In this event, you could lose some or all of your investment.

The combined company may have unforeseen liabilities and any such liabilities could harm its business, prospects, financial condition and results of operations.

As part of the negotiation of the Merger Agreement, each party conducted due diligence on the other customary and appropriate for a transaction similar to the Merger. However, the due diligence process may not have revealed all material liabilities of the companies which may be asserted in the future against the combined company relating to its activities before the consummation of the Merger. There can be no assurance that the combined company will not have additional liabilities upon the closing of the Merger that either party was unaware of. Any such liabilities that survive the Merger could harm the combined company’s business, prospects, financial condition and results of operations.

Risks Relating to Piezo’s Business

Piezo is a developmental stage company; has a history of significant operating losses and it expects to continue to incur losses and may never achieve or maintain profitability.

As a development-stage entity, Piezo does not currently have sufficient revenues to generate cash flows to cover its operating expenses. Since its inception, Piezo has incurred operating losses in each year due to costs incurred in connection with research and development activities and general and administrative expenses associated with its operations. For the years ended December 31, 2020, and 2019, Piezo incurred net losses of approximately $2,803,029 and $1,857,633, respectively and for the 3 months ended March 31, 2021, and 2020, Piezo incurred net losses of approximately $654,004 and $352,049, respectively. At March 31, 2021, Piezo had an accumulated deficit of approximately $13,832,241. As a result, Piezo needs to raise additional capital in the future, which may or may not be available to it at all or only on unfavorable terms.

Piezo expects to incur losses for the foreseeable future until 2024. If Piezo’s product fails to gain market acceptance, it will not be able to generate meaningful revenues and shareholders could lose their entire investment.

Piezo as a stand-alone company might not be able to continue as a going concern which would likely cause its stockholders to lose most or all of their investment.

Piezo’s audited financial statements for the year ended December 31, 2020, were prepared under the assumption that it would continue as a going concern. However, its independent registered public accounting firm included a “going concern” explanatory paragraph in its report on its financial statements for the year ended December 31, 2020, indicating that Piezo has incurred net losses and negative cash flow from operations since inception. No assurances can be given that Piezo’s plans to generate significant revenues will be successful. In light of the foregoing, there is substantial doubt about Piezo’s ability to continue as a going concern.

The full effects of COVID-19 and other potential future public health crises, epidemics, pandemics or similar events are uncertain and could have a material and adverse effect on Piezo’s business, financial condition, operating results and cash flows.

The global outbreak of the coronavirus disease 2019, or COVID-19, was declared a pandemic by the World Health Organization and a national emergency by the U.S. government in March 2020. This has negatively affected the world economy, disrupted global supply chains, significantly restricted travel and transportation, resulted in mandated closures and orders to “shelter-in-place” and created significant disruption of the financial markets. The extent of the impact on Piezo’s operational and financial performance will depend on future developments, including the duration and spread of the pandemic and related actions taken by U.S. and foreign government agencies to prevent disease spread, all of which are uncertain, out of Piezo’s control and cannot be predicted.

Piezo has been complying with county and state orders. However, a facility closure, work slowdowns or temporary stoppage by Piezo or one of its manufacturers or suppliers could occur, which could have a longer-term impact and could delay its product development, marketing and sales efforts and its ability to conduct business.

If Piezo’s workforce is unable to work effectively, including because of illness, quarantines, absenteeism, government actions, facility closures, travel restrictions or other restrictions in connection with the COVID-19 pandemic, its operations will be negatively impacted. It may be unable to continue the development of its product and marketing and sales efforts, and its costs may increase as a result of COVID-19. The impacts could worsen if there is an extended duration of any COVID-19 outbreak or a resurgence of COVID-19 infection in affected regions after they have begun to experience improvement. Piezo relies on other companies to provide certain components and to perform certain services. An extended period of supply chain disruption caused by the response to COVID-19 could impact Piezo’s ability to produce its proposed product quantities, and, if it is not able to implement alternatives or other mitigations, product deliveries would be adversely impacted and negatively impact Piezo’s business, financial condition, operating results and cash flows. The continued spread of COVID-19 has also led to disruption and volatility in the global capital markets. We will need to raise additional capital to support Piezo’s operations; however, we may be unable to access the capital markets, and additional capital may only be available to us for Piezo on terms that could be significantly detrimental to our stockholders and to Piezo’s business.

Piezo will need substantial additional funding to continue to operate its business and such funding may not be available or, if it is available, such financing is likely to substantially dilute its existing shareholders.

The continued development and further commercialization including marketing and sales efforts of Piezo’s product entails significant costs and expenses. While Piezo believes that it has generally completed the engineering and mechanical aspects of its products, it still must modify, refine and finalize certain of its products and continue its marketing and sales efforts. To enable it to accomplish this and other related items and continue to operate its business, it will need to raise substantial additional capital and/or enter into strategic partnerships or joint ventures.

Until Piezo can generate a sufficient amount of revenue to finance its cash requirements, which it may never achieve, it expects to finance its cash needs through public or private equity offerings and debt financings or through the establishment of possible strategic alliances. The Company cannot be certain that following the Merger additional funding will be available to it to fund the Piezo business on acceptable terms, or at all. If the Company is unable to secure the required financing when needed, it may have to delay, reduce the scope of, or eliminate its product development and sales and marketing efforts. In addition, any additional equity funding following the Merger, will dilute the ownership held by existing equity holders. The amount of this dilution may be substantially increased if the trading price of the Company’s common stock is lower at the time of any financing. Regardless, the economic dilution to the Company’s then shareholders will be significant. Any debt financing obtained in the future could involve substantial restrictions on activities and creditors could seek a pledge of some or all of the Company’s assets, including those acquired from Piezo. If Piezo fails to obtain funding as needed, it may be forced to cease or scale back operations, and its results, financial condition and our then stock price would be adversely affected.

Technological breakthroughs in electric motors could render Piezo’s Products obsolete.

The electric motor market is subject to rapid technological change and product innovation. Piezo’s electric motors are based on its proprietary technology, but a number of companies are pursuing new technologies. Any technological breakthroughs could render Piezo’s product obsolete, would have a material adverse effect on Piezo’s and our business, financial condition and results of operations and could result in our shareholders losing their entire investment.

Any failure to attract and retain skilled directors, executives, employees and consultants could impair our product development and commercialization activities.

Piezo’s business depends on the skills, performance, and dedication of its current directors, executive officers and key engineering and technical advisors. Piezo may need to recruit additional directors, executive management employees, and advisers, particularly engineering, scientific and technical personnel, which will require additional financial resources. In addition, there is currently intense competition for skilled directors, executives and employees with relevant engineering, scientific and technical expertise, and this competition is likely to continue. If Piezo is unable to attract and retain persons with sufficient engineering, scientific, technical and managerial experience, it may be forced to limit or delay its product development activities or may experience difficulties in successfully conducting its business, which would adversely affect its and our operations and financial condition.

 Piezo’s growth could suffer if the markets into which it sells its products and services decline.

The growth of Piezo’s business depends in part on the growth of the markets which it serves. Any decline or lower than expected growth in its served markets could diminish demand for Piezo’s products and services, which would adversely affect its and ultimately the Company’s financial results. Certain of Piezo’s businesses operate in industries that may experience periodic, cyclical downturns. Demand for Piezo’s products and services will also be sensitive to changes in its current and future customer order patterns, which may be affected by announced price changes, changes in incentive programs, new product introductions and customer inventory levels. Any of these factors could adversely affect Piezo’s and ultimately the Company’s growth and results of operations in any given period.

Piezo’s competitors may develop products that are more effective and less expensive.

Piezo is engaged in the development and marketing of piezoelectric motors, which is intensely competitive. There are a number of current competitors and Piezo expects future products that Piezo will compete against. These include electric motors of PI (Physik Instrumente) L.P., Nanomotion Inc and PiezoMotor Uppsala AB. Piezo’s competitors may:

●	develop products that are less expensive or more effective than Piezo’s;

●	commercialize competing products before Piezo can launch its products;

●	hold or obtain proprietary rights that could prevent Piezo from commercializing its products; or

●	introduce competing products that render Piezo’s product obsolete.

If Piezo’s competitors’ market electric motors that are less expensive or more effective than Piezo’s products, or that gain or maintain greater market acceptance, Piezo may not be able to compete effectively.

Piezo may not be able to successfully scale-up manufacturing of its products in sufficient quality and quantity.

In order to conduct larger-scale commercialization of its electric motors, Piezo will need to manufacture its products in substantially larger quantities. It may not be able to successfully increase the manufacturing capacity for its product in a timely or cost-effective manner, or at all. In addition, quality issues may arise during scale-up activities. If Piezo is unable to successfully scale up the manufacture of its product in sufficient quality and quantity, the further development of its products and expected sales will be delayed, which could significantly harm its and our business.

Piezo may be subject to potential product liability and other claims that could materially impact its business and financial condition.

The development and sale of Piezo’s products exposes it to the risk of significant damages from product liability and other claims. Piezo cannot predict all the possible harms or adverse effects that may result. Piezo maintains a modest amount of product liability insurance to provide some protection from claims. Nonetheless, Piezo may not have sufficient resources to pay for any liabilities resulting from a personal injury or other claim, even if it is partially covered by insurance. In addition to the possibility of direct claims, Piezo may be required to indemnify third parties against damages and other liabilities arising out of its products and business activities, which would increase its liability exposure.

Piezo’s ability to compete could be jeopardized if it is unable to protect its intellectual property rights. These types of claims could seriously harm Piezo’s business or require it to incur significant costs.

Piezo believes its success and ability to compete depend in part upon protecting its proprietary technology. Piezo relies on a combination of patent, trade secret, copyright and trademark laws, nondisclosure and other contractual agreements and technical measures to protect its proprietary rights. Piezo owns and has numerous patents pending in the United States and various foreign countries covering certain aspects of technology related to its piezo motors. Patents related to its source technologies and piezoelectric techniques will expire at various times through 2031.

Piezo’s pending patent applications and any future applications might not be approved. Its patents may not provide it with a competitive advantage and may be successfully challenged by third parties. In addition, third parties’ patents might have an adverse effect on Piezo’s ability to do business. Due to cost constraints, Piezo does not seek international patent protection for all inventions that are covered by United States patents and patent applications. As a result, Piezo does not have foreign patent protection for some of its inventions. Additionally, laws of some foreign countries in which its products are or may be developed, manufactured or sold, including various countries in Asia, may not protect Piezo’s products or intellectual property rights to the same extent as do the laws of the United States Therefore, the likelihood of piracy of Piezo’s technology and products is greater in these countries. Further, third parties might independently develop similar products, duplicate Piezo’s products, or design around patents that are granted to Piezo.

Other companies or persons may file or have filed patent applications that are similar or identical to those of Piezo. As a result, Piezo may have to participate in appropriate proceedings in the courts or the patent offices to determine the priority of inventions. These proceedings may determine that these third-party patent applications have priority over Piezo’s patent applications. Loss of priority in these interference proceedings could result in substantial cost to Piezo and loss of rights.

Piezo also relies on the following to protect its confidential information and other intellectual property:

●	trade secret protection;

●	employee nondisclosure agreements;

●	third-party nondisclosure agreements; and

●	other intellectual property protection methods.

However, Piezo may not be successful in protecting its confidential information or intellectual property, particularly its trade secrets, because third parties may:

●	develop substantially the same proprietary information or techniques independently;

●	gain access to Piezo’s trade secrets from unrelated third parties and/or without obligation of confidentiality; or

●	disclose Piezo’s technology following expiration of their confidentiality obligation.

If Piezo is sued for infringing on third-party intellectual property rights, it will be costly and time-consuming, and an unfavorable outcome would have a significant adverse effect on its business.

Piezo’s ability to commercialize its product on a large-scale basis depends on its ability to use, manufacture and sell its product without infringing the patents or other proprietary rights of third parties. Numerous U.S. and foreign issued patents and pending patent applications owned by third parties exist in Piezo’s industry. There may be existing patents, unknown to it, on which Piezo’s activities could infringe.

●	If a third-party claim that Piezo’s actions infringe on its patents or other proprietary rights, Piezo could face a number of issues that could seriously harm its competitive position, including, but not limited to:

●	infringement and other intellectual property claim that, even if meritless, can be costly and time-consuming, delay the regulatory approval process and divert management’s attention from Piezo’s core business operations;

●	substantial damages for infringement, including consequential damages for lost profits or market share, if a court determines that Piezo’s products or technologies infringe on a third party’s patent or other proprietary rights;

●	a court prohibiting Piezo from selling or licensing its products or technologies unless the holder licenses the patent or other proprietary rights to Piezo, which it is not required to do; and

●	even if a license is available from a holder, Piezo may have to pay substantial royalties or grant cross-licenses to its patents or other proprietary rights.

If any of these events occur, it could significantly harm Piezo’s and ultimately the Company’s operations and financial condition and negatively affect the Company’s then stock price.

Piezo may undertake infringement or other legal proceedings against third parties, causing it to spend substantial resources on litigation and exposing its own intellectual property portfolio to challenge.

Piezo may determine that third parties are infringing on its patents or other proprietary rights. To prevent infringement or unauthorized use, Piezo may need to file infringement and/or misappropriation suits, which are very expensive and time-consuming, could result in meritorious counterclaims against it and would distract management’s attention. Also, in an infringement or misappropriation proceeding, a court may decide that one or more of Piezo’s patents is invalid, unenforceable, or both, in which case third parties may be able to use our technology without paying license fees or royalties. Even if the validity of Piezo’s patents is upheld, a court may refuse to stop the other party from using the technology at issue on the grounds that the other party’s activities are not covered by Piezo’s patents.

Piezo relies on suppliers to provide equipment, components and services, which creates certain risks and uncertainties that may adversely affect its business.

Piezo’s business requires that it buys equipment, components and services from third parties. Its reliance on suppliers involves certain risks, including poor quality or an insecure supply chain, which could adversely affect the reliability and reputation of Piezo’s products; changes in the cost of these purchases due to inflation, exchange rates, tariffs, or other factors; shortages of components, commodities or other materials, which could adversely affect its manufacturing efficiencies and its ability to make timely delivery. Any of these uncertainties could adversely affect Piezo’s profitability and ability to compete.

Certain materials and components used in Piezo’s products are required and qualified to be sourced from a single or a limited number of suppliers.

Because of any number of domestic or global factors, certain materials and components used by Piezo in its products could become in short supply resulting in limited availability and/or increased costs. Although Piezo believes that alternative suppliers are available to supply materials and components to replace those currently used, doing so may require that Piezo redesign work and would require having those new sources qualified within its systems prior to making use of those new alternatives. Any interruption in the supply from any supplier that serves as a sole source could delay product shipments and have a material adverse effect on its business, financial condition, and results of operations. Piezo’s profits may decline if the price of raw materials rises, and it cannot recover the increases from its then customers.

Piezo use various raw materials, such as piezoceramic, steel and plastics, in its manufacturing operations.

The raw materials used by Piezo to manufacture its products may become subject to volatility. As a result, it may be necessary for Piezo to increase its product sales price for its electric motor which could have a negative impact on its unit volume, revenue and potential operating income. Piezo is also subject to risks associated with U.S. and foreign legislation and regulations relating to imports, including quotas, duties, tariffs or taxes, and other charges or restrictions on imports, which could adversely affect its operations and its ability to import raw materials and components at current or increased levels. Piezo cannot predict whether additional U.S. and foreign customs quotas, duties, tariffs, taxes or other charges or restrictions, requirements as to where raw materials must be purchased, or other restrictions on its imports will be imposed upon the importation of our products in the future or adversely modified, or what effect such actions would have on our costs of operations.

Foreign currency exchange rates may adversely affect Piezo’s financial results.

Sales and purchases in currencies other than the U.S. dollar expose Piezo to fluctuations in foreign currencies relative to the U.S. dollar and may adversely affect our financial results. Increased strength of the U.S. dollar increases the effective price of its products sold in U.S. dollars into other countries, which may require Piezo to lower its prices or adversely affect sales to the extent Piezo does not increase local currency prices. Decreased strength of the U.S. dollar could adversely affect the cost of materials, products and services Piezo purchases from non-U.S. denominated locations.

Piezo’s international operations expose it to legal, political and regulatory risks, which could have a material effect on its business.

Piezo’s research and development operations are located in Kiev, Ukraine. Instability in the Crimean region of the country could result in conflict with Russia which could expand, exposing our operations to risks. Moreover, Piezo is required to comply with various import laws and export control and economic sanctions laws, which may affect its transactions with certain customers, business partners and other persons and dealings between our employees and subsidiaries. In certain circumstances, export control and economic sanctions regulations or embargos may prohibit the export of certain products, services and technologies. In other circumstances, Piezo may be required to obtain an export license before exporting the controlled item. Compliance with the various import laws that apply to its businesses can restrict its access to, and increase the cost of obtaining, certain products and at times can interrupt its supply of imported inventory. In addition to government regulations regarding sale and export, we are subject to other regulations regarding its products. For example, the SEC has adopted disclosure rules for companies that use conflict minerals in their products, with substantial supply chain verification requirements in the event that the materials come from, or could have come from, the Democratic Republic of the Congo or adjoining countries. These rules and verification requirements impose additional costs on Piezo and on its suppliers and may limit the sources or increase the cost of materials used in its products. Further, if it is unable to certify that its products are conflict free, Piezo may face challenges with its customers that could place it at a competitive disadvantage, and our reputation may be harmed.

Piezo is subject to a variety of legal and regulatory proceedings in the course of its business that could adversely affect our financial results. For example, the raw piezoceramic material used throughout our products is presently included as an exemption to the European Union’s Directive 2011/65/EU dealing with hazardous substance use in industrial, commercial, and consumer applications. One exemption (exemption 7-C) concerning the use of lead (Pb) in piezoelectric ceramics presently exists allowing lead (Pb) to be used in the manufacture of PZT (lead-zirconate-titanate) type piezoelectric ceramic products, which is the type of material Piezo uses in its products. European Union laws with respect to the exemption could change in the future making it difficult to sell its products containing such materials within the European Union, which would impact our revenues.

Piezo’s products are complex and may contain undetected errors, which could harm its reputation and future product sales.

Any failure to provide high quality and reliable products, whether caused by Piezo’s own failure or failures of its suppliers, could damage its reputation and reduce demand for its products. Piezo’s products may in the future contain undetected errors or defects. Some errors in our products may only be discovered after a product has been shipped to customers. Any errors or defects discovered in its products after commercial release could result in loss of revenue, loss of customers, and increased service and warranty costs, any of which could adversely affect Piezo’s business.

The nature of some of Piezo’s products may also subject it to export control regulation by the U.S. Department of State and the Department of Commerce. Violations of these regulations can result in monetary penalties and denial of export privileges.

Sales to customers in some areas outside the United States could be subject to government export regulations or restrictions that prohibit Piezo from selling to customers in some countries or that require it to obtain licenses or approvals to export such products internationally. Delays or denial of the grant of any required license or approval, or changes to the regulations, could make it difficult or impossible to make sales to foreign customers in some countries and could adversely affect Piezo’s revenue. In addition, Piezo could be subject to fines and penalties for violation of these export regulations if found in violation. Such violation could result in penalties, including prohibiting Piezo from exporting its products to one or more countries, and could materially and adversely affect its business.

Compliance with directives that restrict the use of certain materials may increase Piezo’s costs and limit its revenue opportunities.

Piezo’s products and packaging must meet all safety, electrical, labeling, marking, or other requirements of the countries into which it ships products or its resellers will sell its products. Piezo has to assess each product and determine whether it complies with the requirements of local regulations or whether they are exempt from meeting the requirements of the regulations. If Piezo determines that a product is not exempt and does not comply with adopted regulations, it will have to make changes to the product or its documentation if it wants to sell that product into the region once the regulations become effective. Making such changes may be costly to perform and may have a negative impact on Piezo’s results of operations. In addition, there can be no assurance that the national enforcement bodies of the regions adopting such regulations will agree with Piezo’s assessment that certain of its products and documentation comply with or are exempt from the regulations. If products are determined not to be compliant or exempt, Piezo will not be able to ship them in the region that adopts such regulations until such time that they are compliant, and this may have a negative impact on Piezo’s revenue and results of operations.

Piezo’s international expansion efforts subjects it to additional risks and costs.

Piezo intends to expand its international activities. International operations are subject to a number of difficulties and special costs, including:

●	compliance with multiple, conflicting and changing governmental laws and regulations;

●	laws and business practices favoring local competitors;

●	foreign exchange and currency risks;

●	difficulty in collecting accounts receivable or longer payment cycles;

●	import and export restrictions and tariffs;

●	difficulties staffing and managing foreign operations;

●	difficulties and expense in enforcing intellectual property rights;

●	business risks, including fluctuations in demand for our products and the cost and effort to conduct international operations and travel abroad to promote international distribution and overall global economic conditions;

●	multiple conflicting tax laws and regulations; and

●	political and economic instability.

Piezo’s international operations could also increase its exposure to international laws and regulations. If Piezo cannot comply with foreign laws and regulations, which are often complex and subject to variation and unexpected changes, it could incur unexpected costs and potential litigation. For example, the governments of foreign countries might attempt to regulate Piezo’s products and services or levy sales or other taxes relating to its activities. In addition, foreign countries may impose tariffs, duties, price controls, or other restrictions on foreign currencies or trade barriers, any of which could make it more difficult for Piezo to conduct its business.

THE MERGER

Background of the Merger

This section and the section entitled “The Merger Agreement” beginning on page 29 describe the material aspects of the Merger, including the Merger Agreement. While the Company believes that this description covers the material terms of the Merger and the Merger Agreement, it may not contain all of the information that is important to you. You should read carefully this entire Information Statement for a more complete understanding of the Merger and the Merger Agreement, including the Merger Agreement itself, which is attached as Appendix A.

Background of the Merger

In the fourth quarter of 2020, Nickolay Kukekov, a director of the Company, was introduced to Piezo by Jeb Besser of Manchester Capital. Thereafter, Messrs. Kukekov and Besser had multiple conversations regarding a potential merger of the Company and Piezo in conjunction with a significant equity financing and subsequent Nasdaq uplisting.

In January 2021, Dr. Kukekov traveled to Miami, Florida to meet in person with Hassan Kotob, the CEO of Piezo, to discuss a potential transaction between the Company and Piezo. At the January 2021 meeting, Messrs. Kukekov and Kotob agreed to schedule a second meeting with the Company’s and Piezo’s management teams to further discuss a potential transaction.

In February 2021, Piezo began conducting due diligence of the Company and provided the Company with a draft of a non-binding term sheet for a proposed merger and financing transaction (the “Term Sheet”). On February 8, 2021, the Company and Piezo executed the Term Sheet.

On February 23, 2021, members of the Company’s and Piezo’s management teams met in Sarasota, Florida to discuss, among other things, the Company’s and Piezo’s market overview, products, research and development, and sales and marketing. Members of the Company’s and Piezo’s management teams also discussed outstanding due diligence items and terms of the proposed merger, as well as reviewed financial information. On February 24, 2021, members of the Company’s and Piezo’s management teams had another meeting to further discuss the terms of a potential merger.

On or about March 12, 2021, the Company and Piezo entered into an amendment to the Term Sheet (the “Amended Term Sheet”). Negotiation of definitive merger documents and more active due diligence of both companies began upon execution of the Amended Term Sheet. The drafting of the Merger Agreement began with a kick-off call on or about April 20, 2021 and culminated in the execution of the definitive deal documents on June 11, 2021.

On May 13, 2021, Lucosky Brookman LLP (“Lucosky”), outside corporate counsel to Piezo, distributed the initial draft of the proposed merger agreement to representatives from the Company and its advisors and legal counsel, Ruskin Moscou Faltischek PC (“Ruskin”). The Company and Piezo, together with their respective advisors (namely, Lucosky and Ruskin), became the working group responsible for negotiating and drafting the definitive merger documents (the “Working Group”). The Company also engaged DS Enterprise, Inc. (“DSE”) to perform an enterprise/equity analysis and valuation summary report of Piezo as of December 31, 2020 (the “DSE Report”).

On May 20, 2021, Ruskin provided Lucosky with a mark-up of the proposed merger agreement.

On May 29, 2021, Lucosky provided Ruskin with a revised draft of the proposed merger agreement.

On May 30, 2021, Ruskin provided the revised draft of the proposed merger agreement to the Company and discussed with the Company additional revisions to be made to the proposed merger agreement.

On June 4, 2021, Ruskin provided the Working Group with a further revised draft of the proposed merger agreement.

On June 8, 2021, Lucosky provided the Working Group with a further revised draft of the proposed merger agreement.

On June 9, 2021, the Working Group held an all-hands call to discuss and finalize the terms of the proposed merger agreement, Following the all-hands call, on June 10, 2021, Lucosky provided the Working Group with a further revised draft of the proposed merger agreement. The Working Group continued to negotiate the final terms of the Merger and circulated several revised drafts of the proposed merger agreement on June 10, 2021.

As of June 11, 2021, the Company’s Board approved the Merger and entering into the definitive Merger Agreement. In the afternoon of June 11, 2021, the Merger Agreement was signed by Boris Goldstein on behalf of the Company and Merger Sub.  On June 16, 2021, the Company and Piezo issued a joint press release publicly announcing the signing of the definitive Merger Agreement.

Reasons for the Merger

Following the Merger, the combined company is expected to have a suite of stand-alone products that are able to work together in a cycle of data gathering, intelligent predictions, and precise actions. The Company’s neurology products are being designed to create massive amounts of data which, in turn, can be analyzed by artificial intelligence programs to aid doctors and researchers to recommend correct precision treatments. In the future, these are expected to be driven by Piezo Motion’s technology.

The Company’s Board considered the following factors in reaching its conclusion to approve the Merger and to seek the approval of the Company’s stockholders of the issuance of shares of the Company’s common stock in the Merger, all of which the Board viewed as supporting its decision to approve the business combination with Piezo:

The Merger, upon its closing, is expected to expand the overall market reach of both the Company and Piezo and the ability of both companies to deliver innovative technologies to high growth markets.

The Company’s Board considered the following factors in reaching its conclusion to approve the Merger and to recommend that the Company’s stockholders approve the issuance of shares of the Company’s common stock in the Merger, all of which the Board viewed as supporting its decision to approve the business combination with Piezo:

●	The Board and management team of the Company had undertaken a process of reviewing and analyzing alternatives to the Merger to identify the opportunity that would, in the Board’s opinion, create the most value for the Company’s stockholders.

●	Piezo comes with a seasoned and recognized management team, including Hassan Kotob, who has a history of successful exits in the healthcare/technology field.

●	Piezo has a strong financial backer with large healthcare institutional investors that can potentially provide additional capital to the combined company.

●	Piezo’s technology and its applications in healthcare represent a multi-billion dollar sector of the U.S. economy. The Board saw the Merger as an opportunity to enter this market and become a leader in the space. Piezo technologies also may have applications for the future programs that the Company may want to acquire and/or develop.

●	The commitment from an investor to provide financing in the Private Placement Offering was considered by the Company’s Board to likely be sufficient for the immediate term for advancing the combined company’s business plans. The Board also considered the possibility that the combined company would be able to take advantage of the potential benefits resulting from the combination of the Company’s public company structure with Piezo’s business to raise additional funds in the future, if necessary.

●	The Board concluded that the Merger provided the only reasonably viable path forward for satisfying a significant percentage of the Company’s outstanding trade payables and other liabilities, while concurrently providing its stockholders with a continuing interest and a more certain path to an uplist to a national securities exchange.

●	The Board considered the DSE Report.

In the course of its deliberations, the Company’s Board also considered a variety of risks and other countervailing factors related to entering into the Merger, including:

●	The substantial expenses to be incurred in connection with the Merger.

●	The possible volatility, at least in the short term, of the trading price of the Company’s common stock resulting from the Merger announcement.

●	The risk that the Merger might not be consummated in a timely manner or at all, the potential adverse effect of the public announcement of the Merger and the potential adverse effect of the delay or failure to complete the Merger on the reputation of the Company.

●	The risk to the business of the Company, operations and financial results in the event that the Merger is not consummated, including the diminution of the Company’s cash and its likely inability to raise additional capital through the public or private sale of equity securities.

●	The strategic direction of the combined company following the completion of the Merger and possible diminished role of the MemoryMD subsidiary business on a going forward basis, which will be determined by the Board of Directors of the post-combination company.

●	Various other risks associated with the combined organization and the Merger, including those described in the section entitled “Risk Factors” included elsewhere in this Information Statement.

The foregoing information and factors considered by the Company’s Board are not intended to be exhaustive but are believed to include all of the material factors considered by the Board. In view of the wide variety of factors considered in connection with its evaluation of the Merger and the complexity of these matters, the Board did not find it useful, and did not attempt, to quantify, rank or otherwise assign relative weights to these factors. In considering the factors described above, individual members of the Board may have given different weight to different factors. The Company’s Board conducted an overall analysis of the factors described above, including thorough discussions with, and questioning of, the Company’s management team and the advisors of the Company, and considered the factors overall to be favorable to, and to support, its determination.

Interests of the Company’s Directors and Executive Officers in the Merger

General

Company stockholders should be aware that certain members of the Board and executive officers of the Company have interests in the Merger that may be different from, or in addition to, the interests of the Company stockholders. These interests relate to or arise from, among other things:

●	Upon completion of the Merger, Dr. Goldstein will receive cash fees with a total value of approximately $300,000. In addition, Dr. Goldstein shall receive a special bonus as a result of the closing of the Merger and, further, is eligible to receive a special bonus in the event the Company uplists to a senior stock exchange, as described below under “—Golden Parachute Compensation;”

●	Certain indemnification obligations of the Company following the Merger, as described under “The Merger Agreement—Indemnification”.

The Board of Directors of the Company was aware of these potential conflicts of interest and considered them, among other matters, in reaching their respective decisions to approve the Merger Agreement and to recommend, as applicable, that the Company stockholders approve the Actions as described in this Information Statement.

Golden Parachute Compensation

Overview

This section sets forth the information required by Item 402(t) of Regulation S-K regarding the compensation for each of the Company’s named executive officers that is based on or otherwise relates to the Merger. This compensation is referred to as “golden parachute” compensation by the applicable SEC disclosure rules, and in this section the Company uses such term to describe the Merger-related compensation payable to the Company’s named executive officers.

Merger Bonus

Upon completion of the Merger, Dr. Goldstein will receive cash fees with a total value of approximately $300,000 in order to (i) extinguish $147,000 in accrued salary owed to Dr. Goldstein and (2) as a bonus for the closing of the Merger. Additionally, Mr. Goldstein shall be entitled to receive from the Company a cash payment of $200,000 upon the earlier of the Company raising an aggregate of $10,000,000 in capital after the Effective Time (but including the Private Placement Offering) or 60 days from the Effective Time. Further, the Company will pay Dr. Goldstein an additional $250,000 bonus upon the Company listing its securities on a senior exchange such as NASDAQ or New York Stock Exchange.

Aggregate Amounts of Potential Compensation

The table below summarizes potential golden parachute compensation that each named executive officer could be entitled to receive from the Company if the Merger is completed, as discussed above. It is currently expected that, other than Dr. Goldstein, who shall be appointed to serve as a consultant of the Company or MemoryMD with the title of Chief Scientific Officer, for a one year term and shall have an annual compensation of $250,000, none of the named executive officers of the Company will continue to be employed by the combined company following the closing of the Merger and, accordingly, will be entitled to receive the severance and benefits described above and below. Please note that the amounts indicated below are estimates based on multiple assumptions that may or may not actually occur, including assumptions described herein. Accordingly, the actual amounts, if any, to be received by such named executive officer may differ in material respects from the amounts set forth below.

For purposes of calculating such potential golden parachute compensation, the Company has assumed that the Merger had occurred on March 31, 2021 and have further assumed that the named executive officers will incur a termination of employment on such date that would entitle them to the benefits set forth in the table below.

	Golden Parachute Compensation
Name	Cash	Equity	COBRA Benefits	Total
Dr. Boris Goldstein	$750,000	$-	$-	$750,000
Mark Corrao	$-	$-	$-	$-

Indemnification and Insurance

For a description of the indemnification rights afforded to the Company’s directors and officers under the Merger Agreement, see “The Merger Agreement—Indemnification of Directors and Officers.”

Limitations of Liability and Indemnification of the Company and Piezo Officers and Directors

Pursuant to the Merger Agreement, upon the completion of the Merger, the parties agreed that the directors and executive officers of the Company will have the right to continued indemnification to the same extent that the Company is currently permitted to indemnify such persons against certain losses pertaining to matters existing or occurring prior to the Effective Time.

The Merger Agreement also provides that the Company shall obtain for the benefit of all of the persons serving as directors and officers of the Company immediately prior to the Closing, a directors’ and officers’ liability insurance policy that provides coverage for actions and claims relating to this Merger, the Merger Agreement, and the transactions contemplated by the Merger Agreement, and arising or occurring prior to or after the Effective Time.

Fractional Shares

No fractional shares of Company common stock will be issued to Piezo shareholders in connection with the Merger. Instead, fractional shares that would have otherwise been issued to such Piezo Stockholders shall be rounded up to the next full share, see the section entitled “The Merger Agreement—Merger Consideration” beginning on page 29.

Effective Time of the Merger

The Merger Agreement requires the parties to complete the Merger after all of the conditions to the completion of the Merger contained in the Merger Agreement are satisfied or waived, including, among other things: (a) the approval of the respective stockholders and boards of directors of the Company, Merger Sub, and Piezo; (b) subject to certain materiality exceptions, the accuracy of the representations and warranties made by each of the Company and Piezo and the compliance by each of the Company and Piezo with their respective obligations under the Merger Agreement; (c) approval of the transactions contemplated by the Merger Agreement by any third-parties and governmental entities as may be required by law; (d) the execution and delivery of an assignment and assumption agreement between the Company and MemoryMD, pursuant to which the Company shall assign to MemoryMD, and MemoryMD shall assume from the Company, all of the Company’s operating assets and liabilities, subject to certain exceptions; (e) the completion of all necessary legal due diligence by each of the Company and Piezo; (f) the first closing of the Private Placement Offering; and (g) the number of shares of Piezo common stock held by Piezo stockholders who did not vote to adopt the Merger Agreement shall not exceed 10% of the number of outstanding shares of Piezo common stock as of the Effective Time.

Regulatory Approvals

As of the date of this Information Statement, neither the Company nor Piezo is required to make filings or to obtain approvals or clearances from any antitrust regulatory authorities in the United States or other countries to complete the Merger. In the United States, the Company must comply with applicable federal and state securities laws and the rules and regulations of the OTCQB Market and FINRA in connection with the issuance of shares of the Company common stock and the resulting change in control of the Company and the filing of this Information Statement with the SEC.

Tax Treatment of the Merger

Each of the Company and Piezo intends the Merger to qualify as a reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended, which is referred to as the Code. Because the Company’s stockholders will continue to own and hold their existing shares of Company common stock following the Merger, the Merger generally will not result in U.S. federal income tax consequences to current Company stockholders.

THE MERGER AGREEMENT

The following is a summary of the material provisions of the Merger Agreement but does not purport to describe all of the terms of the Merger Agreement. The following summary is qualified in its entirety by reference to the complete text of the Merger Agreement, a copy of which is attached as Appendix A to this Information Statement and is incorporated by reference into this Information Statement. This summary may not contain all of the information about the Merger Agreement that is important to you. You should refer to the full text of the Merger Agreement for details of the transaction and the terms and conditions of the Merger Agreement.

Additionally, the representations, warranties and covenants described in this section and contained in the Merger Agreement have been made only for the purpose of the Merger Agreement and, as such, are intended solely for the benefit of the Company, Merger Sub and Piezo. In many cases, the representations, warranties and covenants are subject to limitations agreed upon by the parties and are qualified by certain disclosures exchanged by the parties in connection with the execution of the Merger Agreement. Furthermore, many of the representations and warranties in the Merger Agreement are the result of a negotiated allocation of contractual risk among the parties and, taken in isolation, do not necessarily reflect facts about the Company, Piezo, their respective subsidiaries and affiliates or any other party. Likewise, any reference to materiality contained in the representations and warranties may not correspond to concepts of materiality applicable to investors or stockholders. Finally, information concerning the subject matter of the representations and warranties may change after the date of the Merger Agreement and these changes may not be fully reflected in the Company’s public disclosures. As a result of the foregoing, investors are encouraged not to rely on the representations, warranties and covenants contained in the Merger Agreement, or on any descriptions thereof, as accurate characterizations of the state of facts or condition of the Company or any other party. Investors and stockholders are likewise cautioned that they are not third-party beneficiaries under the Merger Agreement and do not have any direct rights or remedies pursuant to the Merger Agreement.

Terms of the Merger

The Merger Agreement provides that, subject to the terms and conditions of the Merger Agreement at the Effective Time of the Merger, Merger Sub, a wholly owned-subsidiary of the Company, will merge with and into Piezo. Upon completion of the Merger, Piezo will continue as a wholly owned-subsidiary of the Company (the “Surviving Corporation”).

Completion of the Merger

The closing of the Merger will take place no later than the third business day after the satisfaction or waiver of the conditions to the completion of the Merger contained in the Merger Agreement, other than the conditions which by their terms can be satisfied only as of the closing of the Merger, or on such other day as the Company, Piezo and Merger Sub may mutually agree. For a more complete discussion of the conditions to the completion of the Merger, see the section entitled “—Conditions to the Completion of the Merger” beginning on page 34.

At the closing, the parties will file a Certificate of Merger with the Secretary of State of the State of Delaware.

Certificate of Incorporation; Bylaws; Directors and Officers

Upon completion of the Merger, the certificate of incorporation and bylaws of Piezo in effect immediately prior to the Effective Time shall be the certificate of incorporation of the Surviving Corporation until duly amended or repealed.

The directors and officers of Piezo will be the directors and officers of the Surviving Corporation immediately following the completion of the Merger and each of them will hold office until his or her successor is duly elected or appointed and qualified.

Merger Consideration; Exchange Ratio

At the Effective Time, each outstanding share of Piezo capital stock will be automatically converted into the right to receive that number of shares of Company common stock (such shares of Company common stock, the “Merger Shares”) equal to 100% of the issued and outstanding shares of Company common stock on a “fully diluted basis” (as defined in the Merger Agreement) calculated as of immediately prior to the Effective Time (the “Exchange Ratio”). Following the consummation of the Merger, former stockholders of Piezo are expected to own approximately 50% of the Company and current stockholders of the Company are expected to own approximately 50% of the Company, in each case based on the fully diluted shares of the Company prior to the consummation of the Merger.

The Exchange Ratio is calculated based on 100% of the issued and outstanding shares of Company common stock on a “fully diluted basis”. Pursuant to the Merger Agreement, “Fully Diluted Basis” means all shares issuable upon conversion or exercise of any outstanding convertible, exercisable and exchangeable securities, including all convertible debt and all warrants (the “Securities”) of the Company, including any shares issuable in connection with any anti-dilution adjustments contained in any such outstanding convertible, exercisable and exchangeable Securities of the Company as of the Effective Time; provided, however, any debt that the Company determines is converted into the Private Placement Offering, shall be excluded for purposes of calculating the Fully Diluted Basis. The Exchange Ratio and the actual number of shares of Company common stock to be issued to the Piezo stockholders is not yet determinable and will be based on, in part, whether and to what extent the Company’s existing indebtedness is converted into Company common stock or repaid in cash at or prior to the Effective Time, and is expected to result in the former Piezo stockholders owning a majority of the Company’s issued and outstanding shares of common stock as of immediately after the Effective Time. Accordingly, any changes in the number of shares of outstanding capital stock of either the Company or Piezo, as a result of option grants, option expirations, or issuance of new share capital, prior to the Effective Time of the Merger would result in a corresponding change to the number of shares of Company common stock issuable to the Piezo stockholders.

For illustrative purposes only, based on the number of shares of Company common stock outstanding, calculated on a fully diluted basis, as of June 11, 2021, the date of the Merger Agreement, approximately 25,000,000 shares of Company common stock would be issuable to the Piezo stockholders, assuming existing convertible debtholders of the Company convert such debt into the Private Placement Offering securities at closing. Based on the number of shares of Company common stock outstanding, calculated on a fully diluted basis, as of August 2, 2021, the last practicable date before the printing of this Information Statement, approximately 25,000,000 shares of Company common stock would be issuable to the Piezo stockholders, assuming existing convertible debtholders of the Company convert such debt into the Private Placement Offering securities at closing.

No adjustments to the Exchange Ratio will be made based upon changes in the price of the Company common stock or the value of Piezo equity prior to the completion of the Merger. Changes in stock price or value may result from a variety of factors, including, among others, general market and economic conditions, changes in the Company’s or Piezo’s respective businesses, operations, and prospects, the market assessment of the likelihood that the Merger will be completed as anticipated or at all, and regulatory considerations. Many of these factors are beyond the Company’s and Piezo’s control.

As a result of any such changes in the price of the Company common stock, the aggregate market value of the shares of Company common stock that the Piezo shareholders will be entitled to receive at the Effective Time of the Merger could vary significantly from the value of such shares on the date of this Information Statement, the Voting Record Date, or the date on which the Piezo shareholders actually receive their shares of Company common stock.

Conversion of Piezo Securities

The Merger Agreement provides that the Company shall deliver certificates for the Merger Shares to each Piezo stockholder entitled thereto who shall have presented a certificate, or book entry statement as applicable, that immediately prior to the Effective Time represented Piezo stock to be converted into Merger Shares (the “Piezo Stock Certificates”) to the Company’s transfer agent. If any Piezo Stock Certificates shall have been lost, stolen or destroyed, the Company’s transfer agent may, in its sole discretion and as a condition to the issuance of any certificates representing Merger Shares, require the owner of such lost, stolen or destroyed Piezo Stock Certificate to provide an appropriate affidavit with respect to such Piezo Stock Certificate and post or deliver such bond or indemnity as may be required by the Company’s transfer agent (at the sole cost of such holder of lost, stolen or destroyed Piezo Stock Certificate). Notwithstanding the foregoing, all Company common stock representing the Merger Shares shall be issued solely in book entry form.

From and after the completion of the Merger, unless it is properly surrendered or transferred, each Piezo Stock Certificate will represent only the right to receive an applicable portion of the Merger Shares.

Representations and Warranties

The Merger Agreement contains customary representations and warranties made by Piezo to the Company made as of the date of the Merger Agreement and as of the Effective Time, and generally reciprocal representations and warranties made by the Company and Merger Sub to Piezo. Specifically, the representations and warranties of each of the Company and Piezo in the Merger Agreement (many of which are qualified by concepts of knowledge, materiality and/or dollar thresholds and are further modified and limited by confidential disclosure schedules exchanged by the Company and Piezo as may or may not be specifically indicated in the text of the Merger Agreement) relate to the following subject matters, among other things:

●	organization, good standing and qualification to do business as currently conducted;

●	corporate power and authority to enter into the Merger Agreement and to complete the transactions contemplated by the Merger Agreement;

●	valid authorization to enter into and execution of the Merger Agreement;

●	the required consents and approvals of governmental entities and third parties in connection with the transactions contemplated by the Merger Agreement;

●	the declaration of advisability of the Merger Agreement and the Merger by each party’s board of directors, the approval of the Merger Agreement and the Merger by each party’s board of directors and the recommendation made by each party’s board of directors to its respective stockholders;

●	capitalization, including valid authorization and issuance of outstanding capital stock;

●	compliance with certain laws;

●	financial statements;

●	title to property;

●	the absence of undisclosed liabilities;

●	the conduct of each party’s business, and the absence of certain changes or events since March 30, 2021;

●	litigation, investigations, proceedings and the absence of orders or judgments from governmental entities;

●	insurance policies and claims against such policies;

●	matters relating to material contracts, including the absence of certain defaults under or breaches or violations of material contracts and that the contracts identified as material contracts are valid, binding and enforceable obligations;

●	employment and labor matters;

●	intellectual property matters;

●	tax matters;

●	regulatory matters;

●	environmental matters;

●	the absence of undisclosed brokers’ fees;

●	the inapplicability of anti-takeover statutes to the Merger and the other transactions contemplated by the Merger Agreement;

●	permits;

●	certain business relationships with affiliates;

●	interested party transactions; and

●	international trade and anti-corruption laws.

Material Adverse Effect

Several of the representations, warranties, covenants and closing conditions contained in the Merger Agreement refer to the concept of “Company Material Adverse Effect” or “Parent Material Adverse Effect”.

Company Material Adverse Effect

For purposes of the Merger Agreement, a “Company Material Adverse Effect” means a material adverse effect on the assets, business, financial condition, or results of operations of Piezo and Piezo’s subsidiaries, taken as a whole; provided, that, in no event shall any effects (whether alone or in combination) resulting from or arising in connection with any of the following be deemed to constitute, nor shall any of the following be taken into account in determining whether there has occurred, a Company Material Adverse Effect: (a) conditions generally affecting the industries in which Piezo or Piezo’s subsidiaries participate or the U.S. or global economy or capital markets as a whole; (b) any failure by Piezo to meet internal projections or forecasts or revenue or earnings predictions; (c) the execution, delivery, announcement or performance of the obligations under this Agreement or the announcement, pendency or anticipated consummation of the Merger; (d) any pandemic (including COVID-19), natural disaster or any acts of terrorism, sabotage, military action or war or any escalation or worsening thereof; (e) any changes (after the date of the Merger Agreement) in generally accepted accounting principles (“GAAP”), other applicable accounting rules or applicable Law, or changes or developments in political, regulatory or legislative conditions, or (f) the taking of any action required by the Merger Agreement.

Parent Material Adverse Effect

For purposes of the Merger Agreement, a “Parent Material Adverse Effect” means a material adverse effect on the assets, business, financial condition, or results of operations of the Company and its subsidiaries, taken as a whole, provided that in no event shall any effects (whether alone or in combination) resulting from or arising in connection with any of the following be deemed to constitute, nor shall any of the following be taken into account in determining whether there has occurred, a Parent Material Adverse Effect: (a) conditions generally affecting the industries in which the Company or its subsidiaries participate or the U.S. or global economy or capital markets as a whole; (b) any failure by the Company to meet internal projections or forecasts or revenue or earnings predictions; (c) the execution, delivery, announcement or performance of the obligations under the Merger Agreement or the announcement, pendency or anticipated consummation of the Merger; (d) any pandemic (including COVID-19), natural disaster or any acts of terrorism, sabotage, military action or war or any escalation or worsening thereof; (e) any changes (after the date of this Agreement) in GAAP, other applicable accounting rules or applicable Law, or changes or developments in political, regulatory or legislative conditions, or (f) the taking of any action required by the Merger Agreement.

Certain Covenants of the Parties

Affirmative Covenants

Each of the Company and Piezo has undertaken certain covenants in the Merger Agreement relating to the conduct of their respective businesses between the date of the Merger Agreement and the Effective Time. In general, except as contemplated or required by the Merger Agreement, without the prior written consent of the other party, each of the Company and Piezo has agreed to, and each of the Company and Piezo has agreed to cause its subsidiaries to:

●	conduct its respective operations in the ordinary course of business and in material compliance with all applicable laws;

●	use reasonable best efforts to preserve intact its respective current business organization, keep its respective physical assets in good working condition, keep available the services of its respective current officers and employees and preserve its respective relationships with customers, suppliers and others having business dealings with the Company or Piezo, as applicable, to the end that its respective goodwill and ongoing business shall not be impaired in any material respect;

●	use its reasonable best efforts to take all actions and to do all things necessary, proper or advisable to consummate the transactions contemplated by the Merger Agreement;

●	use its reasonable best efforts to obtain, at its expense, all waivers, permits, consents, approvals or other authorizations from governmental entities, and to effect all registrations, filings and notices with or to governmental entities, as may be required for such party to consummate the transactions contemplated by the Merger Agreement;

●	as to Piezo, use its reasonable best efforts to obtain, at its expense, all such waivers, consents or approvals from third parties, and to give all such notices to third parties;

●	prepare a Current Report on Form 8-K relating to the Merger Agreement and the other transaction documents and the transactions contemplated thereby (the “8-K”), and to use their reasonable best efforts to cause the Company to file the 8-K with the SEC within four (4) business days of the execution of the Merger Agreement and to otherwise comply with all requirements of applicable federal and state securities laws;

●	permit representatives of the Company or Piezo, as applicable, to have reasonable access (at all reasonable times, and in a manner so as not to interfere with the normal business operations of the Company or Piezo, as applicable, and their respective subsidiaries) to all premises, properties, financial and accounting records, contracts, other records and documents, and personnel, of or pertaining to the Company or Piezo, as applicable, and their respective subsidiaries;

●	treat and hold as confidential any confidential information, (ii) not use any of confidential information except in connection with the Merger Agreement, and (iii) if the Merger Agreement is terminated for any reason whatsoever, return all tangible embodiments (and all copies) thereof which are in its possession;

●	as to the Company, take whatever steps are necessary to cause the shares of Company Common Stock to remain eligible for quotation on the OTC Markets;

●	as to the Company, take whatever steps are necessary to enable it to effect the Transfer pursuant to the terms of the Assignment and Assumption Agreement immediately prior to the Effective Time;

●	as to the Company, as or prior to the Effective Time, (i) increase the size of the Company’s Board of Directors from 2 to 5 members, (ii) elect to the Board of Directors of the Company Hassan Kotob; and (iii) appoint as the officers of the Company Hassan Kotob and Bonnie-Jeanne Gerety, or, in either case with regard to clauses (ii) and (iii), such other persons designated by Piezo;

●	as to the Company, simultaneous with the Closing, enter into an Assignment and Assumption Agreement in a form reasonably acceptable to Piezo, whereby the Company will assign any and all rights, title and interest to all assets and liabilities, to the extent assignable, which pertain to the operations of the Company to the Company’s wholly owned subsidiary MemoryMD;

●	as to the Company, within five days of the Effective Time, issue that certain number of stock options or warrants equaling 20% of the issued and outstanding shares of Company Common Stock to certain affiliates and non-affiliates of the Company.

Negative Covenants

Prior to the completion of the Merger or other earlier termination of the Merger Agreement, each of the Company and Piezo have agreed, with respect to itself and its subsidiaries, not to (unless consented to in writing by the other party), among other things (subject to, in some cases, exceptions or qualifications specified in the Merger Agreement or set forth in the confidential disclosure schedules exchanged by the Company and Piezo):

●	in the case of Piezo, not issue or sell, or redeem or repurchase, any stock or other securities of Piezo or any warrants, options or other rights to acquire any such stock or other securities (except pursuant to the conversion or exercise of outstanding convertible securities outstanding on the date of the Merger Agreement), or amend any of the terms of (including without limitation the vesting of) any such convertible securities or options or warrants;

●	in the case of the Company, not issue or sell, or redeem or repurchase, any stock or other securities of the Company, or any rights, warrants or options to acquire any such stock or other securities, except as contemplated by, and in connection with, the Merger, the Transfer and the Private Placement Offering, except (i) as may be required pursuant to any existing convertible indebtedness or other convertible security of the Company or (ii) pursuant to the Company’s existing offering of securities pursuant Regulation A+;

●	not split, combine or reclassify any shares of its capital stock; declare, set aside or pay any dividend or other distribution (whether in cash, stock or property or any combination thereof) in respect of its capital stock;

●	not create, incur or assume any indebtedness for borrowed money (including obligations in respect of capital leases) except in the ordinary course of business or in connection with the transactions contemplated by the Merger Agreement; assume, guarantee, endorse or otherwise become liable or responsible (whether directly, contingently or otherwise) for the obligations of any other person or entity; or make any loans, advances or capital contributions to, or investments in, any other person or entity;

●	in the case of the Company, not enter into, adopt or amend any Company benefit plan or any employment or severance agreement or arrangement or increase in any manner the compensation or fringe benefits of, or materially modify the employment terms of, its respective directors, officers or employees, generally or individually;

●	not acquire, sell, lease, license or dispose of any assets or property (including without limitation any shares or other equity interests in or securities of any subsidiary or any corporation, partnership, association or other business organization or division thereof), other than purchases and sales of assets in the ordinary course of business;

●	not mortgage or pledge any of its property or assets (including without limitation any shares or other equity interests in or securities of any subsidiary or any corporation, partnership, association or other business organization or division thereof), or subject any such property or assets to any security interest;

●	not discharge or satisfy any security interest or pay any obligation or liability other than in the ordinary course of business;

●	not amend its charter, by-laws or other organizational documents;

●	not change in any material respect its accounting methods, principles or practices, except insofar as may be required by a generally applicable change in GAAP;

●	not enter into, amend, terminate, take or omit to take any action that would constitute a violation of or default under, or waive any rights under, any material contract or agreement;

●	not institute or settle any legal proceeding;

●	not take any action or fail to take any action permitted by the Merger Agreement with the knowledge that such action or failure to take action would result in (i) any of the representations and warranties set forth in the Merger Agreement becoming untrue in any material respect or (ii) any of the conditions to the Merger set forth in Article V of the Merger Agreement not being satisfied;

●	as to the Company, not take any action to alter or impair any exculpatory or indemnification provisions now existing in the certificate of incorporation or bylaws of Piezo for the benefit of any individual who served as a director or officer of Piezo at any time prior to the Effective Time, except for any changes which may be required to conform with changes in applicable law and any changes which do not affect the application of such provisions to acts or omissions of such individuals prior to the Effective Time.

Board Recommendations

Under the Merger Agreement, (i) Piezo’s board of directors has agreed to recommend that Piezo shareholders vote in favor of the adoption of the Merger Agreement and the other transaction documents contemplated thereby and the approval of the Merger and (ii) the Company’s Board has agreed to recommend that Company’s stockholders vote in favor of the adoption of the Merger Agreement and the other transaction documents contemplated thereby and the approval of the Merger.

Information Provided to Stockholders

Pursuant to the Merger Agreement, each of the Company and Piezo has agreed to prepare information to be sent to each of their respective stockholders in connection with receiving their approval of the Merger, the Merger Agreement and related transactions. Each of the Company and Piezo are required to use reasonable best efforts to cause information provided to such party’s stockholders to comply with applicable federal and state securities laws requirements. Each of the Company and Piezo has agreed to provide promptly to the other such information concerning its business and financial statements and affairs as, in the reasonable judgment of the providing party or its counsel, may be required or appropriate for inclusion in the information sent, or in any amendments or supplements thereto, and to cause its counsel and auditors to cooperate with the other’s counsel and auditors in the preparation of the information to be sent to the stockholders of each party. The information sent by the Company and Piezo to their respective stockholders shall contain the recommendation of the Board of Directors of the Company and Piezo, as applicable, that the stockholders approve the Merger and the Merger Agreement and the related transactions.

Indemnification of Directors and Officers

The Merger Agreement provides that the Company shall not, and shall cause the Surviving Corporation not to, after the Effective Time, take any action to alter or impair any exculpatory or indemnification provisions now existing in the certificate of incorporation or bylaws of Piezo for the benefit of any individual who served as a director or officer of Piezo at any time prior to the Effective Time, except for any changes which may be required to conform with changes in applicable law and any changes which do not affect the application of such provisions to acts or omissions of such individuals prior to the Effective Time.

Conditions to the Completion of the Merger

The obligations of each of the Company and Piezo to complete the Merger and the other transactions contemplated by the Merger Agreement are subject to the satisfaction or waiver in writing of the following conditions:

●	Piezo shall have obtained the written consents of (i) all of the members of its Board of Directors, (ii) a majority of the issued and outstanding shares of Piezo common stock to approve the execution, delivery and performance by Piezo of the Merger Agreement and the other transaction documents contemplated thereby to which Piezo is a party, in form and substance reasonably satisfactory to the Company;

●	The Company and Memory MD shall have executed and delivered the Assignment and Assumption Agreement, and all other documents anticipated by such agreements, and the Transfer shall be effective immediately prior to the Effective Time;

●	The parties shall have mutually agreed to the 50% Calculation (as defined in the Merger Agreement);

●	The Company and Piezo shall have completed all necessary legal due diligence to their reasonable satisfaction; and

●	The closing of the Private Placement Offering shall have occurred, or shall occur simultaneously with the Closing, on the terms and conditions set forth in the Securities Purchase Agreement.

The obligations of the Company and Merger Sub to complete the Merger and the other transactions contemplated by the Merger Agreement are subject to the satisfaction or waiver in writing of the following conditions:

●	The number of Piezo dissenting shares shall not exceed 10% of the number of outstanding shares of Piezo stock as of the Effective Time;

●	Piezo and its subsidiaries shall have obtained all other waivers, permits, consents, approvals or other authorizations, and effected all of the registrations, filings and notices, which are required on the part of Piezo, except such waivers, permits, consents, approvals or other authorizations the failure of which to obtain or effect does not, individually or in the aggregate, have a Company Material Adverse Effect or a material adverse effect on the ability of the parties to consummate the transactions contemplated by the Merger Agreement;

●	The representations and warranties of Piezo set forth in the Merger Agreement shall be true and correct as of the date of the Merger Agreement and shall be true and correct as of the Effective Time;

●	Piezo shall have performed or complied with its agreements and covenants required to be performed or complied with under the Merger Agreement as of or prior to the Effective Time, except for such non-performance or non-compliance as does not have a Company Material Adverse Effect or a material adverse effect on the ability of the parties to consummate the transactions contemplated by the Merger Agreement;

●	No legal proceeding shall be pending wherein an unfavorable judgment, order, decree, stipulation or injunction would (i) prevent consummation of any of the transactions contemplated by the Merger Agreement or (ii) cause any of the transactions contemplated by the Merger Agreement to be rescinded following consummation, and no such judgment, order, decree, stipulation or injunction shall be in effect;

●	Piezo shall have delivered to the Company a copy of each written consent received from a Piezo stockholder consenting to the Merger together with a certification from each such Piezo stockholder that such person is either an “accredited investor” or not a “U.S. Person” as such terms are defined in Regulation D and Regulation S, respectively, under the Securities Act;

●	Piezo shall have delivered to the Company a certificate (the “Company Certificate”) to the effect that each of the conditions to closing is satisfied in all respects;

●	Piezo shall have delivered to the Company a certificate, validly executed by the Secretary of Piezo, certifying as to (i) true, correct and complete copies of the certificate of incorporation and bylaws of Piezo; (ii) the valid adoption of resolutions of the board of directors and stockholders of Piezo; (iii) a good standing certificate from the Secretary of State of the State of Delaware dated within five (5) business days prior to the Closing Date; and (iv) incumbency and signatures of the officers of Piezo executing this Agreement or any other agreement contemplated by this Agreement;

●	Piezo shall have delivered to the Company Piezo’s disclosure schedules; and

●	Piezo shall have delivered to the Company customary investor questionnaires, in form acceptable to the Company, completed by each of Piezo’s stockholders, which are necessary for the Company to determine whether each of Piezo’s stockholders are “accredited investors”.

The obligations of Piezo to complete the Merger and the other transactions contemplated by the Merger Agreement are subject to the satisfaction or waiver in writing of the following conditions:

●	The Company shall have obtained the written consents of (i) all of the members of its Board of Directors, (ii) all of the members of the Board of Directors of Merger Sub, (iii) the sole stockholder of Merger Sub, and (iii) holders of more than 50% of the Company Common Stock outstanding immediately prior to the Effective Time, in each case to the execution, delivery and performance by the each such entity of the Merger Agreement and/or the other transaction documents contemplated thereby to which each such entity a party, in form and substance reasonably satisfactory to Piezo;

●	The Company shall have obtained all of the other waivers, permits, consents, approvals or other authorizations, and effected all of the registrations, filings and notices, which are required on the part of the Company, except for waivers, permits, consents, approvals or other authorizations the failure of which to obtain or effect does not, individually or in the aggregate, have a Parent Material Adverse Effect or a material adverse effect on the ability of the parties to consummate the transactions contemplated by the Merger Agreement;

●	The representations and warranties of the Company set forth in the Merger Agreement shall be true and correct as of the date of the Merger Agreement and shall be true and correct as of the Effective Time as though made as of the Effective Time;

●	Each of the Company and Merger Sub shall have performed or complied with its agreements and covenants required to be performed or complied with under the Merger Agreement as of or prior to the Effective Time, except for such non-performance or non-compliance as does not have a Parent Material Adverse Effect or a material adverse effect on the ability of the Parties to consummate the transactions contemplated by the Merger Agreement and the other transaction documents contemplated thereby;

●	No legal proceeding shall be pending wherein an unfavorable judgment, order, decree, stipulation or injunction would (i) prevent consummation of any of the transactions contemplated by the Merger Agreement and the other transaction documents or (ii) cause any of the transactions contemplated by the Merger Agreement and the other transaction documents to be rescinded following consummation, and no such judgment, order, decree, stipulation or injunction shall be in effect;

●	The Company shall have delivered to Piezo a certificate to the effect that each of the closing conditions is satisfied in all respects;

●	Each of the Company and Merger Sub shall have delivered to Piezo a certificate, validly executed by Secretary of the Company, certifying as to (i) true, correct and complete copies of its respective articles or certificate of incorporation, as applicable, and bylaws; (ii) the valid adoption of resolutions of the board of directors and stockholders of the Company or Merger Sub, as applicable; (iii) a good standing certificate from the Secretary of State of each of the State of Nevada and the State of Delaware, as applicable, dated within five (5) business days prior to the Closing Date; and (iv) incumbency and signatures of the officers of the Company or Merger Sub, as applicable, executing the Merger Agreement or any other agreement contemplated by the Merger Agreement;

●	Piezo shall have received an official stockholder list from the Company’s transfer agent and registrar showing that as of immediately prior to the Effective Time there are such number of shares of Company Common Stock issued and outstanding to confirm the 50% Calculation;

●	The Company shall have disclosed to Piezo all debt of the Company and its subsidiaries retained by Piezo;

●	The Company shall have delivered the D&O Insurance binder to Piezo at Closing; and

●	The Company shall have delivered to Piezo the Company’s disclosure schedules.

Termination of the Merger Agreement

The Merger Agreement provides that, at any time prior to the completion of the Merger, the Merger Agreement may be terminated as follows:

●	The Merger Agreement may be terminated at any time by mutual consent of the Company and Piezo.

●	The Merger Agreement may be terminated, by either the Company or Piezo, if the closing shall not have occurred by September 30, 2021; provided, that the right to terminate the Merger Agreement pursuant to this clause shall not be available to any party whose breach of any provision of the Merger Agreement results in the failure of the Closing to have occurred by such time.

●	The Merger Agreement may be terminated by either the Company or Piezo if there shall be any statute, rule or regulation issued by a “Governmental Entity” of competent jurisdiction that renders consummation of the transactions contemplated by the Merger Agreement and the other “Transaction Documents” (the “Contemplated Transactions”) illegal or otherwise prohibited, or a court of competent jurisdiction or any Governmental Entity of competent jurisdiction shall have issued an order, decree or ruling, or has taken any other action restraining, enjoining or otherwise prohibiting the consummation of such transactions and such order, decree, ruling or other action shall have become final and non-appealable.

●	The Merger Agreement may be terminated prior to the Effective Time: (a) by the Company and Merger Sub if (i) any of the conditions set forth in Section 5.2 of the Merger Agreement have not been fulfilled in all material respects by the Closing Date or otherwise waived by the Company, (ii) Piezo shall have breached or failed to observe or perform in any material respect any of its covenants or obligations under the Merger Agreement if such breach is not cured within ten days of written notice of such breach from the Company (to the extent such breach is curable) or (iii) as otherwise set forth in the Merger Agreement; provided that the Company and Merger Sub may not exercise the right in this clause if either of them are then in breach of any provision of the Merger Agreement; or (b) by Piezo if (i) any of the conditions set forth in Section 5.3 of the Merger Agreement have not been fulfilled in all material respects by the Closing Date or otherwise waived by Piezo; (ii) the Company or Merger Sub shall have breached or failed to observe or perform in any material respect any of its covenants or obligations under the Merger Agreement if such breach is not cured within ten days of written notice of such breach from Piezo (to the extent such breach is curable) or (iii) as otherwise set forth in the Merger Agreement; provided that Piezo may not exercise the right in this clause if it is then in breach of any provision of the Merger Agreement.

In the event of termination of the Merger Agreement as set forth above, it shall become void and there shall be no liability on the part of any party to the Merger Agreement to any other party, after the date of such termination, provided that such party is a Non-Defaulting Party (as defined below). The foregoing shall not relieve any party to the Merger Agreement from liability for damages actually incurred as a result of such party’s breach of any term or provision of the Merger Agreement.

In the event that any party to the Merger Agreement shall fail or refuse to consummate the Contemplated Transactions or if any default under or breach of any representation, warranty, covenant or condition of the Merger Agreement on the part of any party (the “Defaulting Party”) shall have occurred that results in the failure to consummate the Contemplated Transactions, then in addition to the other remedies provided in the Merger Agreement, the non-defaulting party shall be entitled to seek and obtain money damages from the Defaulting Party, or may seek to obtain an order of specific performance thereof against the Defaulting Party from a court of competent jurisdiction, provided that the non-Defaulting Party seeking such protection must file its request with such court within forty-five days after it becomes aware of the Defaulting Party’s failure, refusal, default or breach. In addition, the non-Defaulting Party shall be entitled to obtain from the Defaulting Party court costs and reasonable attorneys’ fees incurred in connection with or in pursuit of enforcing the rights and remedies provided hereunder.

Fees and Expenses

The Merger Agreement provides that the costs and expenses of the Company and Piezo (including legal fees and expenses of the Company and Piezo) incurred in connection with the Merger Agreement and the other transactions documents and the transactions contemplated thereby shall be paid by the party incurring such costs and expenses; provided, that in the event that the Merger and Private Placement Offering are consummated, such costs and expenses shall be payable at Closing from the proceeds of the Private Placement Offering.

Governing Law

The Merger Agreement is governed by the laws of the State of New York.

AGREEMENTS RELATED TO THE MERGER

Company Private Placement

Pursuant to the Merger Agreement, the Company is obligated to have a first closing of its Private Placement Offering of at least $5.0 million in units, including any interim bridge financing raised by either Company or Piezo that is convertible into the Private Placement Offering, consisting of a 10% convertible promissory note which matures eighteen months after the initial closing (the “Notes”) and common stock purchase warrants upon the terms and subject to the conditions of a separate securities purchase agreement.

As of the date of this Information Statement, the Company has not sold any securities in the Private Placement Offering. However, as of the date of this Information Statement, Piezo has raised an aggregate of $1,500,000 in a bridge financing that will be converted into the Private Placement Offering simultaneously with the closing of the Merger.

MANAGEMENT FOLLOWING THE MERGER

Executive Officers and Directors

Termination of Current Executive Officers of the Company

Effective immediately upon the Effective Time of the Merger, pursuant to the terms of the Merger Agreement, Boris Goldstein will be required to resign from his positions as Chairman of the Board, Secretary and Executive Vice President of the Company and Mark Corrao will be required to resign as Chief Financial Officer of the Company. Effective immediately upon the Effective Time of the Merger, pursuant to the terms of the Merger Agreement, Hassan Kotob (currently the CEO of Piezo) shall be appointed to serve as CEO of the Company, Bonnie-Jeanne Gerety (currently the CFO of Piezo) shall be appointed to serve as CFO of the Company, and Dr. Goldstein shall be appointed to serve as a consultant of the Company or MemoryMD in the role of Chief Scientific Officer for a one year term and shall have an annual compensation of $250,000.

Executive Officers and Directors of the Combined Company Following the Merger

The following table lists the names and ages as of August 2, 2021 and positions of the individuals who are expected to serve as executive officers and directors of the combined company upon completion of the Merger:

Name	Age	Position(s)
Executive Officers

Hassan Kotob	58	Chief Executive Officer and Director
Bonnie-Jeanne Gerety	59	Chief Financial Officer
Boris Goldstein	57	Director and Chief Scientific Officer

Non-Employee Directors

Nickolay Kukekov	47	Director

Executive Officers

Hassan Kotob, Chairman and CEO, combines over 35 years of experience in software and manufacturing senior management. He had been involved in four companies in the computer hardware, medical records, publishing, and software industries holding positions including Executive Chairman, President, and CEO, and board member. From 2020 Hassan Kotob was the Chairman and CEO for Piezo Motion Corp., a precision motion company. From 2016 to 2018, he was Chairman and CEO and from 2011 to 2016 he was Executive Chairman and from 1997 to 2011 he was President and CEO for North Plains Systems Corp, Inc., a company involved in enterprise marketing software. From 1996 to 1997, he was President of CText, Inc., a software company that focused on publishers. From 1991 to 1997, he was President and CEO of Medasys Inc. a hardware and software company focused on electronic capture and transfer of radiology images. Mr. Kotob is also currently a director of Piezo Motion Corp. He has an undergraduate degree and an MBA from Eastern Michigan University.

Bonnie-Jeanne Gerety, Chief Financial Officer, brings over 35 years of financial and consulting experience within the technology industry. She joined Piezo Motion in early 2020 as the Chief Financial Officer. Prior to that, she was the Chief Financial Officer of North Plains, LLC from 2014 through 2019. Her previous experience was as a Managing Director at Protivti, responsible for the Atlanta and Raleigh offices from 2004 to 2014. Prior to Protiviti, she was a Managing Director at BearingPoint from 2002 to 2004 and a Partner in the consulting division of Arthur Andersen, LLP specializing in technology, media and communications industries from 1986 to 2002. Her undergraduate degree is from Georgetown University, School of Foreign Service and MBA from University of South Florida. She is a CPA in the state of Georgia.

Boris (Baruch) Goldstein, Director and Chief Scientific Officer of MemoryMD. Dr. Goldstein is the founder and has been Chairman of the Board of MemoryMD since its inception in 2015 and has been the executive Chairman of the Board of the Company since September 2018 and Executive Vice President since January 2019. Simultaneously with the closing of the Merger, Dr. Goldstein shall resign from his positions with the Company and shall be appointed to serve as a consultant of the Company or MemoryMD in the role of Chief Scientific Officer. Dr. Goldstein is a serial entrepreneur, having founded or co-founded over 20 private companies over the past 30 years. Dr. Goldstein is the founder in November 2016 and the president of High Technology Capital Fund and High Technology Capital Management LLC, and is a partner in High Accelerator, which helps build and support next generation technologies. Dr. Goldstein received his B.A., MBA and Ph.D. in Applied Mathematics from Latvian Technical University. The Company believes that Dr. Goldstein is qualified to serve as a director of the Company due to his extensive experience as a founder and operator of numerous start-up and other companies, and due his role as a founder of MemoryMD.

Non-Employee Directors

Nickolay V. Kukekov, Director. Dr. Kukekov has been a member of MemoryMD’s Board of Directors since September 2017, and a member of the Board of the Company since September 2018. Dr. Kukekov currently serves as president and CEO of Kalgene Pharmaceuticals, which is developing an anti-amyloid therapy to slow the progression of Alzheimer’s disease, and prior to that was the managing director of HRA Capital (formerly Highline Research Advisors), a division of Corinthian Partners L.L.C. Prior to forming Highline Research Advisors in 2012, Dr. Kukekov was the Managing Director of Healthcare Investment Banking at Summer Street Research from October 2010 to August 2012. In September 2009, Dr. Kukekov was a co-founder of the Healthcare Investment Banking group at Gilford Securities. From December 2007 to July 2009, Dr. Kukekov served as the managing director of Paramount BioCapital, where he ran the advisory, M&A and capital raising services for in-house private and public portfolio companies. Dr. Kukekov holds a Bachelor of Science degree in Molecular, Cellular and Developmental Biology from the University of Colorado at Boulder and a Ph.D. in Neuroscience from Columbia University, College of Physicians and Surgeons in New York. The Company believes that Dr. Kukekov is qualified to serve as a member of the Board of Directors due to his extensive experience in healthcare and medical device investment banking.

Board of Directors of the Combined Company Following the Merger

The combined company’s board of directors is expected to initially consist of at least three members with two vacancies, consisting of Boris Goldstein, Nickolay Kukekov, each of whom currently serve as directors of the Company, and Hassan Kotob.

There are no family relationships among any of the current Piezo directors and executive officers, and there are no family relationships among any of the proposed combined company directors and officers. There are no arrangements or understandings with another person under which the directors and executive officers of the combined company was or is to be selected as a director or executive officer. Additionally, no director or executive officer of the combined company is involved in legal proceedings which require disclosure under Item 401 of Regulation S-K.

Director Independence

The Company uses the definition of “independence” of The NASDAQ Stock Market to make this determination. NASDAQ Listing Rule 5605(a)(2) provides that an “independent director” is a person other than an officer or employee of the company or any other individual having a relationship, which, in the opinion of the Company’s Board, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. The NASDAQ listing rules provide that a director cannot be considered independent if:

●	The director is, or at any time during the past three years was, an employee of the company;

●	The director or a family member of the director accepted any compensation from the company in excess of $120,000 during any period of 12 consecutive months within the three years preceding the independence determination (subject to certain exclusions, including, among other things, compensation for board or board committee service);

●	A family member of the director is, or at any time during the past three years was, an executive officer of the company;

●	The director or a family member of the director is a partner in, controlling stockholder of, or an executive officer of an entity to which the company made, or from which the company received, payments in the current or any of the past three fiscal years that exceed 5% of the recipient’s consolidated gross revenue for that year or $200,000, whichever is greater (subject to certain exclusions);

●	The director or a family member of the director is employed as an executive officer of an entity where, at any time during the past three years, any of the executive officers of the company served on the compensation committee of such other entity; or

●	The director or a family member of the director is a current partner of the company’s outside auditor, or at any time during the past three years was a partner or employee of the company’s outside auditor, and who worked on the company’s audit.

Under such definitions, none of our proposed directors upon completion of the Merger can be considered an independent director.

BRAIN SCIENTIFIC BUSINESS

The Company is a neurology-focused medical device and software company seeking to provide a centralized platform for data acquisition and analysis of electroencephalography (“EEG”) data that combines innovative medical device technologies with cloud-based telehealth services. The Company in this stage is primarily focused on selling easy-to-use, affordable EEG devices to improve neurological care. The next step is expected to be to establish diagnostic protocols through the use of its Products to identify pathological risk factors involving the brain, and driving novel insights into cognitive health that support early treatment of neurological disorders.

We believe our approach is unique in utilizing medical, consumer and hybrid technologies to create the value chain to ultimate health:

●	linking analysis to business/health outcomes through benefits mapping;

●	investing in advanced analytics, starting with the assumption that advanced information will result in predictive analytics for the integral body;

●	validating the organization’s maturity against multiple complementary models;

●	ensuring there is sufficient trust in the data and analysis to change pre-existing beliefs; and

●	balancing analytic insight with the ability of an organization to make and optimally utilize the information (coupling man + machine learning) while prioritizing incremental improvements over integral body transformation.

The Company is initially targeting brain data acquisition via the EEG medical market because it offers high revenue potential due to the established healthy base of customer users with a broad demographic profile. Our technology solution combines a miniature, wireless, clinical device capable of recording electroencephalograms (EEG) that is fast, portable, and easy-to-use with the capability to integrate an interpretive cloud-based platform allowing for rapid and remote interpretation. The NeuroEEG™ Hardware Platform for data collection and NeuroCap™ Software-like Consumables for data collection is expected to enjoy healthy margins and a business-to-business (B2B) direct market opportunity with hospitals, neurologist, general practitioners as well as the various tele health and tele neurology companies.

This brain monitoring system is designed for use in physicians’ offices, sports fields, wellness centers and anywhere else that benefits from rapid EEG testing.

BRAIN SCIENTIFIC’S MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

The following discussion and analysis of financial condition and results of operations of Brain Scientific Inc. should be read together with our financial statements and the related notes included elsewhere in this Information Statement or incorporated by reference herein. Some of the information contained in this discussion and analysis or set forth elsewhere in this Information Statement, including information with respect to our plans and strategy for our business, includes forward-looking statements that involve risks and uncertainties. You should review the “Risk Factors” section of this Information Statement for a discussion of important factors that could cause actual results to differ materially from the results described in or implied by the forward-looking statements contained in the following discussion and analysis.

Forward Looking Statements

The following discussion should be read in conjunction with our financial statements and related notes included elsewhere in this Information Statement. Certain information contained in this MD&A includes “forward-looking statements.” Statements which are not historical reflect our current expectations and projections about our future results, performance, liquidity, financial condition and results of operations, prospects and opportunities and are based upon information currently available to us and our management and their interpretation of what is believed to be significant factors affecting our existing and proposed business, including many assumptions regarding future events. Actual results, performance, liquidity, financial condition and results of operations, prospects and opportunities could differ materially and perhaps substantially from those expressed in, or implied by, these forward-looking statements as a result of various risks, uncertainties and other factors, including those risks described in detail in the section entitled “Risk Factors” of this Information Statement.

Forward-looking statements, which involve assumptions and describe our future plans, strategies, and expectations, are generally identifiable by use of the words “may,” “should,” “would,” “will,” “could,” “scheduled,” “expect,” “anticipate,” “estimate,” “believe,” “intend,” “seek,” or “project” or the negative of these words or other variations on these words or comparable terminology.

In light of these risks and uncertainties, and especially given the nature of our existing and proposed business, there can be no assurance that the forward-looking statements contained in this section and elsewhere in this Information Statement will in fact occur. Potential investors should not place undue reliance on any forward-looking statements. Except as expressly required by the federal securities laws, there is no undertaking to publicly update or revise any forward-looking statements, whether as a result of new information, future events, changed circumstances or any other reason.

Overview

We are a neurodiagnostic and predictive technology platform company seeking to provide a centralized platform for data acquisition and analysis of EEG data that combines innovative medical device technologies with cloud-based telehealth services. Both our NeuroCap, a pre-gelled disposable EEG headset, and NeuroEEG, a 16 channel, portable, cloud-enabled data acquisition platform for EEG activity, received FDA clearance to market in 2018.

The Company is not currently offering any data analysis services. The Company is primarily focused on establishing diagnostic protocols to identify pathological risk factors involving the brain, and driving novel insights into cognitive health that support early treatment of neurological disorders.

In 2019, we commenced acting as a distributor of third-party medical devices in Russia (including those purchased from a company affiliated with one of our officers and directors), which resulted in primarily all of our revenue for 2019. Sales in Russia is also the majority of all revenue in 2020 (except for $7,498 that was from sales from the U.S. operating subsidiary). While we intend to continue the sale of third party medical devices, we do not intend for it to be our primary source of revenue in the long-term and expect to curtail or cease this line of operations as, if and when we commence generating material, recurring revenues from our products, of which we can give no assurance. We also can give no assurance that any revenue we generate from so acting as a distributor of third-party medical devices will continue, will continue to be material or will be sufficient to enable us to continue our operations. We have no supply or distribution agreements in place with respect to such business. In the event that we see an opportunity to sell such products, we procure them and then re-sell them.

We have very limited resources. To date, our primary activities have been limited to, and our limited resources have been dedicated to, performing business and financial planning, raising capital, recruiting personnel, negotiating with business partners and the licensors of our intellectual property and conducting development activities, although we have acted as a distributor of third-party medical devices in Russia (including those purchased from a company affiliated with one of our officers and directors) which has generated revenue for us. Our first products, the NeuroCap and NeuroEEG, are ready for commercialization and sale and we have commenced some non-recurring, initial sales. Our other products are still being tested or are still under development.

We have incurred losses since inception and had an accumulated deficit of $7,956,862 as of December 31, 2020, primarily as a result of expenses incurred in connection with our research and development programs and from general and administrative expenses associated with our operations. We expect to continue to incur significant expenses and increasing operating and net losses for the foreseeable future.

Historically, our primary source of cash has been proceeds from the sale of convertible promissory notes. For the fiscal years ended December 31, 2020 and 2019, we issued convertible promissory notes for aggregate gross proceeds of $897,700 and $630,000, respectively, to fund our operations. In addition, during the fiscal years ended December 31, 2020 and December 31, 2019, we borrowed an aggregate of $0 and $273,084, respectively, from related parties.

We need to obtain substantial additional funding in connection with our continuing operations through public or private equity or debt financings or other sources, which may include collaborations with third parties. However, we may be unable to raise additional funds when needed on favorable terms or at all. Our failure to raise such capital as and when needed would have a negative impact on our financial condition and our ability to develop and commercialize our products and future products and our ability to pursue our business strategy. See “–Liquidity and Capital Resources” below.

Financial Overview

Revenue

To date, we have generated approximately $1,100,000 of revenue, of which approximately $544,000 was generated in 2020 primarily through our acting as a distributor of third-party medical devices in Russia (including those purchased from a company affiliated with one of our officers and directors) while we continue to commercialize our Products. While we intend to continue generating revenues through the sale of third party medical devices, we do not intend for it to be our primary source of revenue in the long-term. We do not expect to generate recurring, material revenue from our Products unless or until we successfully commercialize our Products. If we fail to successfully commercialize our developed Products or fail to complete the development of any other product candidate we may pursue in the future, in a timely manner, or fail to obtain regulatory approval, we may not be able to solely rely on generating substantial and material revenue from the distribution of third-party medical devices.

General and Administrative

General and administrative expenses consist primarily of personnel-related costs for personnel in functions not directly associated with research and development activities. Other significant costs include legal fees relating to corporate matters, intellectual property costs, professional fees for consultants assisting with regulatory, clinical, product development and financial matters, and product costs. We anticipate that our general and administrative expenses will significantly increase in the future to support our continued research and development activities, commercialization of our Products, if approved, and the increased costs of operating as a public company. These increases will include increased costs related to the hiring of additional personnel and fees for legal and professional services, as well as other public company related costs.

Research and Development

Research and development expenses consist of expenses incurred in performing research and development activities in developing our Products. Research and development expenses include compensation and benefits for research and development employees, overhead expenses, cost of laboratory supplies, clinical trial and related clinical manufacturing expenses, costs related to regulatory operations, fees paid to consultants, and other outside expenses. Research and development costs are expensed as incurred and costs incurred by third parties are expensed as the contracted work is performed.

We expect our research and development expenses to significantly increase over the next several years as we develop our Products and conduct preclinical testing and clinical trials and will depend on the duration, costs and timing to complete our preclinical programs and clinical trials.

Interest Expense

Interest expense primarily consists of amortized note issuance costs and interest costs related to the convertible notes we issued in 2020 and 2019. The convertible notes bear interest at fixed rate ranging from 8%-12% per annum.

Results of Operations

Comparison of the Years Ended December 31, 2020 and 2019

The following table sets forth the results of operations of the Company for the years Ended December 31, 2020 and December 31, 2019.

	Years Ended December 31,		Period to Period
	2020	2019	Change
Revenues	$544,275	$489,202	$55,073
Cost of goods sold	409,302	387,194	22,108
Research and development	275,926	103,616	172,310
Professional fees	478,461	255,332	223,129
Sales and marketing	244,774	95,165	149,609
General and administrative	930,138	532,312	397,826
Interest expense	(3,526,325)	(32,922)	(3,493,403)
Loss on debt extinguishment	(294,301)	-	(294,301)
Gain on change in fair value of derivatives	1,360,754	-	1,360,754
Other income	8,260	2,108	6,152

Revenues

Revenue for the fiscal year ended December 31, 2020 was $544,275 compared to $489,202 for the fiscal year ended December 31, 2019. In the fiscal years ended December 31, 2020 and 2019, we generated primarily all of our revenue through acting as a distributor of third-party medical devices in Russia (including those purchased from a company affiliated with one of our offices and directors), and we did not have any sales of our Products. The increase in revenues in the current year resulted from increased sales of third-party medical devices in Russia.

Cost of goods sold

Cost of goods sold were $409,302 for the fiscal year ended December 31, 2020, compared to $387,194 for the fiscal year ended December 31, 2019. The increase was primarily due to an increase in sales of third-party medical devices in Russia.

Research and development expenses

Research and development expenses were $275,926 for the fiscal year ended December 31, 2020, compared to $103,616 for the fiscal year ended December 31, 2019. The increase was primarily due to an increase in product development activities.

Professional fees

Professional fees were $478,461 for the fiscal year ended December 31, 2020, compared to $255,332 for the fiscal year ended December 31, 2019. In the fiscal year ended December 31, 2020, professional fees were primarily related to approximately $238,000 in legal expenses and approximately $178,000 in accounting expenses. In the fiscal year ended December 31, 2019, professional fees were primarily related to approximately $96,000 in legal expenses and approximately $108,000 in accounting expenses. The increase in professional fees in the current year was due primarily to increased fund-raising activities and agreements.

Sales and marketing expenses

Sales and marketing expenses were $244,774 for the fiscal year ended December 31, 2020, compared to $95,165 for the fiscal year ended December 31, 2019. The increase was primarily due to a focus on increasing sales of the Company’s products, and the Company expects that marketing expenses will continue to increase through 2021.

General and administrative expenses

General and administrative expenses were $930,138 for the fiscal year ended December 31, 2020, compared to $532,312 for the fiscal year ended December 31, 2019. In the fiscal year ended December 31, 2020, general and administrative expenses were primarily related to approximately $379,000 in payroll related expenses, approximately $76,000 of stock-based compensation, approximately $66,000 in travel costs, approximately $192,000 in consulting fees and approximately $54,000 in insurance expense. In the fiscal year ended December 31, 2019, general and administrative expenses were primarily related to approximately $274,000 in payroll related expenses, approximately $13,000 of stock-based compensation, approximately $48,000 in travel costs, approximately $45,000 in consulting fees and approximately $66,000 in insurance expense. The increase in spending in the fiscal year ended December 31, 2020 was primarily attributable to an increase in payroll related expenses and consulting costs.

Interest expense

Interest expense, for the fiscal year ended December 31, 2020 was $3,526,325, the majority of which related to the Company’s convertible and non-convertible promissory notes. Interest expense, for the fiscal year ended December 31, 2019 was $32,922, the majority of which related to the Company’s convertible promissory notes. The increase was due to the issuance of several convertible and non-convertible notes during the year ended December 31, 2020 and debt issuance costs related to those notes.

Other income

Other income for the fiscal year ended December 31, 2020 was $8,260 compared to $2,108 in the fiscal year ended December 31, 2019. Other income in the fiscal year ended December 31, 2020 related primarily to a grant received from the Small Business Association. The company recorded $2,108 in other income related to the write of off a payable in the year ended December 31, 2019.

Liquidity and Capital Resources

While we have generated revenue in 2020, we anticipate that we will continue to incur losses for the foreseeable future. Furthermore, substantially all of such revenue was generated through acting as a distributor of third-party medical devices in Russia, and we did not have any sales of our Products. We anticipate that our expenses will increase substantially as we develop our Products and pursue pre-clinical testing and clinical trials, seek any further regulatory approvals, contract to manufacture any products, establish our own sales, marketing and distribution infrastructure to commercialize our Products, hire additional staff, add operational, financial and management systems and operate as a public company.

Historically, our primary source of cash has been proceeds from the sale of convertible promissory notes and related party loans.

During the fiscal year ended December 31, 2020 we issued $1,072,180 of convertible promissory notes including $64,680 of amendments to a previous note and an additional $320,000 of non-convertible promissory notes. Net cash proceeds from those notes totaled $1,182,700. Several of the aforementioned notes were issued with attached warrants.

We have also from time to time issued shares of our common stock to individuals and entities as payment for services rendered to us in lieu of cash.

We have no current source of revenue to sustain our present activities other than as acting as a distributor of medical devices in Russia (including those purchased from a company affiliated with one of our offices and directors), which is not our primary business goal, and we do not expect to generate material revenue, from our Products until, and unless, the FDA or other regulatory authorities approve our Products under development and we successfully commercialize our Products. Until such time, if ever, as we can generate substantial product revenue, we expect to finance our cash needs through our distributorship revenue, a combination of equity (preferred stock or common stock) and debt financings as well as collaborations, strategic alliances and licensing arrangements. We do not have any committed external source of funds. To the extent that we raise additional capital through the sale of equity or convertible debt securities, the ownership interest of our stockholders will be diluted, and the terms of these securities may include liquidation or other preferences that adversely affect your rights as a common stockholder. Debt financing, if available, may involve agreements that include covenants limiting or restricting our ability to take specific actions, such as incurring additional debt, making capital expenditures or declaring dividends. If we raise additional funds through collaborations, strategic alliances or licensing arrangements with third-party partners, we may have to relinquish valuable rights to our technologies, future revenue streams or grant licenses on terms that may not be favorable to us. If we are unable to raise additional funds through equity or debt financings or through collaborations, strategic alliances or licensing arrangements when needed, we may be required to delay, limit, reduce or terminate our Product development, future commercialization efforts, or grant rights to develop and market our cortical strip, grid electrode and depth electrode technology that we would otherwise prefer to develop and market ourselves.

Our independent registered public accounting firm included an explanatory paragraph in its report on our financial statements as of and for the years ended December 31, 2020 and 2019, noting the existence of substantial doubt about our ability to continue as a going concern. This uncertainty arose from management’s review of our results of operations and financial condition and its conclusion that, based on our operating plans, we did not have sufficient existing working capital to sustain operations for a period of twelve months from the date of the issuance of these financial statements.

We believe our existing cash and cash equivalents, without raising additional funds or generating revenues, will be sufficient to fund our operating expenses only to approximately May 2021.

During 2019, we raised $630,000 from issuances of convertible promissory notes. During 2020 we raised a total of $1,182,700 from issuances of convertible and non-convertible promissory notes. We recently launched a Regulation A+ offering pursuant to which the Company is offering up to a maximum of 1,111,111 units, with each unit consisting of five shares of common stock, par value $0.001, and a warrant to purchase one share of common stock, par value $0.001, at an offering price of $9.00 per unit or $1.80 per share of common stock, for a maximum aggregate offering of $10,000,000, the success of which cannot by assured by the Company. We may obtain additional financing in the future through the issuance of our common stock, through other equity or debt financings or through collaborations or partnerships with other companies. We may not be able to raise additional capital on terms acceptable to us, or at all, and any failure to raise capital as and when needed could compromise our ability to execute on our business plan.

The development of our Products is subject to numerous uncertainties, and we have based these estimates on assumptions that may prove to be substantially different than we currently anticipate and could use our cash resources sooner than we expect. Additionally, the process of developing medical devices is costly, and the timing of progress in pre-clinical tests and clinical trials is uncertain. Our ability to successfully transition to profitability will be dependent upon achieving a level of Product sales adequate to support our cost structure. We cannot assure you that we will ever be profitable or generate positive cash flow from operating activities.

Net cash used in operating activities

Net cash used in operating activities was $1,173,409 for the year ended December 31, 2020 compared to $854,726 for the year ended December 31, 2019. This fluctuation is primarily due to an increase in net loss of $3,280,920, an increase in change in fair value of derivatives of $1,360,754 in fiscal 2020 partially offset by increases in amortization of debt discount and non-cash interest expense of $3,312,733 and accounts payable and accounts payable related party of approximately $556,863 in the year ended December 31, 2020.

Net cash used in investing activities

There was no cash used in investing activities for the year ended December 31, 2020.

Net cash used in investing activities was $1,005 for the year ended December 31, 2019 and consisted of the purchase of property and equipment.

Net cash provided by financing activities

Net cash provided by financing activities was $1,189,367 for the year ended December 31, 2020, which consisted of the sale of the Company’s convertible promissory notes for aggregate gross proceeds of $897,700 proceeds from non-convertible notes in the amount of $285,000, and the proceeds of $6,667 from a Small Business Association loan.

Net cash provided by financing activities was $953,238 for the year ended December 31, 2019, which primarily consisted of the sale of the Company’s convertible promissory notes for aggregate gross proceeds of $630,000 and proceeds from related party loans in the amount of $273,084.

Critical Accounting Policies and Significant Judgments and Estimates

Our management’s discussion and analysis of our financial condition and results of operations is based on our financial statements, which have been prepared in accordance with accounting principles generally accepted in the United States of America, or GAAP. The preparation of these financial statements requires us to make estimates, judgments and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities as of the dates of the balance sheets and the reported amounts of revenue and expenses during the reporting periods. In accordance with GAAP, we base our estimates on historical experience and on various other assumptions that we believe are reasonable under the circumstances at the time such estimates are made. Actual results may differ materially from our estimates and judgments under different assumptions or conditions. We periodically review our estimates in light of changes in circumstances, facts and experience. The effects of material revisions in estimates are reflected in our financial statements prospectively from the date of the change in estimate.

While our significant accounting policies are more fully described in the notes to our financial statements appearing elsewhere in this Report, we believe the following are the critical accounting policies used in the preparation of our financial statements that require significant estimates and judgments.

Use of Estimates: The preparation of consolidated financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Significant estimates in the accompanying consolidated financial statements include the estimates of useful lives for depreciation and assumptions used in the valuation of options and warrants.

Fair Value of Financial Instruments: Fair value is defined as the price that would be received to sell an asset, or paid to transfer a liability, in an orderly transaction between market participants. A fair value hierarchy has been established for valuation inputs that gives the highest priority to quoted prices in active markets for identical assets or liabilities and the lowest priority to unobservable inputs. The fair value hierarchy is as follows:

●	Level 1 Inputs - Unadjusted quoted prices in active markets for identical assets or liabilities that the reporting entity has the ability to access at the measurement date.

●	Level 2 Inputs - Inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These might include quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the asset or liability (such as interest rates, volatilities, prepayment speeds, credit risks, etc.) or inputs that are derived principally from or corroborated by market data by correlation or other means.

●	Level 3 Inputs - Unobservable inputs for determining the fair values of assets or liabilities that reflect an entity’s own assumptions about the assumptions that market participants would use in pricing the assets or liabilities.

Financial instruments consist of cash and cash equivalents, accounts receivable, accounts payable and borrowings. The fair value of current financial assets and current financial liabilities approximates their carrying value because of the short-term maturity of these financial instruments.

Income Taxes. The Company accounts for income taxes under the asset and liability method, as required by the accounting standard for income taxes, ASC 740. Under this method, deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax basis, as well as net operating loss carryforwards. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date.

Stock Based Compensation. The Company accounts for the grant of restricted stock awards in accordance with ASC 718, “Compensation-Stock Compensation.” ASC 718 requires companies to recognize in the statement of operations the grant-date fair value of equity based compensation. The expense is recognized over the period during which the employee is required to provide service in exchange for the compensation. Any remaining unrecognized balance will be recognized ratably over the life of the vesting period and is a reduction of stockholders’ equity.

The Company accounts for non-employee share-based awards in accordance with the measurement and recognition criteria of ASC 505-50 “Equity-Based Payments to Non-Employees.”

Recent Accounting Pronouncements

In August 2018, the FASB issued ASU No. 2018-13, “Changes to Disclosure Requirements for Fair Value Measurements,” which will improve the effectiveness of disclosure requirements for recurring and nonrecurring fair value measurements. The standard removes, modifies, and adds certain disclosure requirements and is effective for the Company beginning on January 1, 2020. This standard did not have a material impact on the Company’s condensed consolidated financial statements and related disclosures.

PIEZO BUSINESS

Piezo Motion Corp is a manufacturer of proprietary piezoelectric motors, electronic drivers and software motion control solutions. Piezo’s motors are of the standing wave-type of ultrasonic motors in which motion within the motor is created by making tiny changes to the shape of an internal piezoceramic material by applying a variable electrical excitation. Its differentiated and patented principle of excitation uses two orthogonal modes of vibration with relative phase difference, the resultant motion of the motor is a superposition of the two modes of vibration causing the piezoceramic to oscillate in a way which can be harnessed to create precise smooth continuous rotary and linear motion. This technique greatly simplifies drive circuit design and only requires very small voltages, thereby reducing electronic drive complexity and cost. Piezo’s innovative technique combined with rigorous design philosophy which utilizes a combination of piezoceramics and modern engineered thermoplastics has enabled the company to produce motion products at a competitive cost. This has enabled Piezo to provide precision motor industry with unique and innovative motion solutions that it believes fills a void currently in the market of precision, performance, price and reliability. Piezo has developed twelve motor platforms and an ultra-precise micro dosing pump, that leverages its core piezo-technology, that are all commercially available. The company is also currently developing additional motion products around its patented intellectual property.

Piezo believes its piezoelectric motors are unique because they combine the key performance benefits of a classical piezo motor, but at a price point of traditional precision DC motors. Unlike the classic direct current (DC) or stepper motors, the versatile piezo rotary and linear motion motors contain very few parts enabling economical manufacturing volume yielding a stable and reliable final result. Piezo technology is inherently non-magnetic which enables motor designs for specialized applications where traditional DC motors cannot be used. Piezo motors are also immune from electromagnetic (EM) and radio frequency (RF) interference and generate no emissions which can aid original equipment manufacturer (OEM) product compliance and reduce or eliminate shielding costs.

Piezo believes its piezo motor technology is much more precise than traditional DC solutions. Piezo’s rotary motor makes over 600,000 steps to complete a full revolution, and this drives a smoother and more precise motion. Piezo manufacture compact motors with our smallest being the length and width of a human thumbnail.

Piezo Motion targets industries such as:

●	Medical Technology (MedTech);

●	Pharmaceuticals;

●	Aerospace (including drones);

●	Industrial Automation;

●	Autonomous Vehicles; and

●	Laser and Photonics.

Piezo Motion is a leader in piezo motor technology with a multi-million-dollar investment in research and development of affordable piezoelectric motors to meet, and exceed, the needs of today’s global markets. The company is committed to the development of innovative piezoelectric polymer actuators and control electronics that enhance their functionality in a multitude of applications. Piezo works with startups, OEMs, research institutions, and industrial companies from around the world to provide motion control solutions that enhance their products and applications.

History

Piezo Motion Corp. (formerly DTI Motion Corp) is a Delaware corporation that was formed on January 27, 2020 to raise capital and negotiate the acquisition of Discovery Technology International, Inc., Discovery Technology International, Inc., which was a small privately owned company based in Sarasota, Florida, and specialized in the design and manufacturer of innovative, standing wave-type piezoelectric technology for rotary and linear motion products. These products which include rotary and linear motors and actuators were based on a core proprietary and patented standing wave-type technology. The key scientific and engineering elements of the motors came from years of experience in research and development in how to control piezoceramic materials, preserve energy transfer and mitigate energy loss in piezo motors.

Unlike the classic direct current (DC) or stepper motors which rely on electromagnetism for motion, piezoelectric motors use the piezoelectric effect to create motion. The piezoelectric rotary and linear motion motors contain very few parts enabling economical manufacturing. Piezoelectric motors are also immune from electromagnetic (EM) and radio frequency (RF) interference and generate no emissions which can aid original equipment manufacturer (OEM) product compliance and reduce or eliminate shielding costs.

Piezo’s acquisition of Discovery Technology International, Inc. took place on May 20, 2020, and included a subsidiary company “Lileya LLC” located in Kiev (Ukraine) where Piezo undertakes its research and development activities.

With the acquisition, Piezo released a full product line of precision energy-efficient piezo motors that now makes the technology affordable for a wide range of motion control applications across an expanding number of industries. Its motion control solutions find applications around the world in laboratory instruments, biomedicine, optics, semiconductor, and nanotechnology industries as well as industrial electronic and automotive systems.

Piezo’s principal executive office is located at 6700 Professional Parkway, Sarasota, Florida 34240, and its telephone number is (941) 907-4444. Its website address is www.piezomotion.com. Information contained on its website is not a part of this filing and the inclusion of its website address in this filing is an inactive textual reference only.

Piezo MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

The following Management’s Discussion and Analysis of Financial Condition and Results of Operations is intended to provide information necessary to understand Piezo’s audited consolidated financial statements for the period ended December 31, 2020 and its unaudited consolidated financial statements for the period ended March 31, 2021 and highlight certain other information which, in the opinion of its management, will enhance a reader’s understanding of Piezo’s financial condition, changes in financial condition and results of operations. In particular, the discussion is intended to provide an analysis of significant trends and material changes in its financial position and the operating results of its business during the fiscal year ended December 31, 2020 as compared to the fiscal year ended December 31, 2019 as well as for the fiscal quarter ended March 31, 2021 in comparison to March 31, 2020. This discussion should be read in conjunction with Piezo’s consolidated financial statements for the two-year period ended December 31, 2020 and for the quarter ended March 31, 2021 and related notes included elsewhere in this Information Statement. These historical financial statements may not be indicative of Piezo’s future performance. This Management’s Discussion and Analysis of Financial Condition and Results of Operations contains numerous forward-looking statements all of which are based on Piezo’s current expectations and could be affected by the uncertainties and risks described throughout this filing, particularly in “Risk Factors” above.

Overview

Piezo is the manufacturer of piezo motor technology focused on the research and development of affordable piezoelectric motors. The Company also manufactures and distributes ultra-precise fluid control products based on their proprietary motors. The key scientific and engineering elements of Piezo motors come from years of research in how to control piezo materials, preserve energy transfer and mitigate energy loss in piezo motors. The Company holds numerous patents covering the design and electronic control of its motors.

Piezo motors find applications around the world in laboratory instruments, biomedicine, optics, semiconductor, and nanotechnology industries as well as industrial electronic and automotive systems with an expanding portfolio of products that combine performance with cost effectiveness.

On April 8, 2020, Piezo Motion Corp. f/k/a DTI Motion Corp. along with Discovery Technology International, Inc. (a Delaware Corporation, “DTI”) and DTIM, Inc. a newly formed, wholly-owned subsidiary of Piezo (the “Merger-Sub” (“DTIM”)) entered into a merger agreement effective May 20, 2020. As a part of the agreement, the Merger-Sub merged into DTI with DTI surviving as a wholly-owned subsidiary of DTIM and all outstanding shares of DTI’s common stock (“DTI Common Stock”), Series A Preferred Stock (“DTI Series A Preferred Stock”) Series B Preferred Stock (“DTI Series B Preferred Stock”) and Series C Preferred Stock (“DTI Series C Preferred Stock” and, together with the DTI Common Stock, collectively, the “DTI Capital Stock”), automatically converted into shares of Piezo (“Piezo Motion Common Stock”).

Financing Transactions

Between March 20, 2020 and April 8, 2020, Piezo Motion raised $305,000 through issuance of 790,607 shares of common stock.

A convertible private placement offering was made starting in July, 2020. The notes are convertible into shares of Piezo at 120% of the valuation provided at any equity offering of $1,000,000 or greater. The maturity date on the notes is August 12, 2021. In July and August, 2020, Piezo raised $650,000 in these notes.

Between January and March 2021, an additional $1,319,982 was raised, and in June 2021, an additional $1,500,000 was raised. All investors are “accredited investors” and all are shareholders or are affiliated with shareholders of Piezo.

All of the convertible debt holders have agreed to exchange their current Piezo convertible debt for the BRSF private placement at the closing of the merger.

Going Concern

Piezo has experienced negative cash flows from operations since its inception. As of December 31, 2020, it did not have adequate working capital resources to satisfy its current liabilities and as a result Piezo has substantial doubt about its ability to continue as a going concern. Based on Piezo’s current projections, including equity financing subsequent to December 31, 2020, Piezo believes it will have the cash resources that will enable it to continue to fund normal operations into the foreseeable future.

The audit report issued by Piezo’s independent registered public accounting firm on its audited consolidated financial statements for the fiscal year ended December 31, 2020 contains an explanatory paragraph regarding its ability to continue as a going concern. The audit report issued by Piezo’s independent registered public accounting firm for its financial statements for the fiscal year ended December 31, 2020 states that Piezo’s auditing firm has substantial doubt in Piezo’s ability to continue as a going concern due to the risk that it may not have sufficient cash and liquid assets to cover its operating and capital requirements for the next twelve-month period; and, if sufficient cash cannot be obtained, Piezo would have to substantially alter, or possibly even discontinue, operations. The accompanying financial statements do not include any adjustments that might result from the outcome of this uncertainty.

The conditions described above could adversely affect Piezo’s ability to obtain additional financing on favorable terms, if at all, and may cause investors to have reservations about Piezo’s long-term prospects, and may adversely affect its relationships with customers. There can be no assurance that Piezo’s auditing firm will not issue the same opinion in the future. If Piezo cannot successfully continue as a going concern, its stockholders may lose their entire investment in the company.

Revenues

Revenues for the three months ended March 31, 2021 were $1,475 as compared with $18,481 for the comparable prior year period, a change of ($17,006) or (92%). The lack of revenue is due to Piezo focusing on the final validation and commercialization of its Blue Series of products.

Comparison of the Year Ended December 31, 2020 and the Year Ended December 31, 2019

DTI Motion Corp. and Subsidiary
Consolidated Statements of Operations

	For the years ended December 31,
	2020	% Change YOY	2019

Revenue	$93,664	994%	$8,558

Cost of sales	43,762	304%	10,827

Gross profit	49,902	-2299%	(2,269)

General and administrative corporate expenses:
Personnel expenses	1,027,259	83%	562,383
General and administrative expenses	1,208,538	129%	528,357
Stock-based compensation	355,534	-31%	518,663
Research and development	210,706	-7%	226,846
Depreciation expense	17,353	3%	16,860
Total general and administrative corporate expenses	2,819,390	52%	1,853,109

Loss from operations	(2,769,488)	49%	(1,855,378)

Other income (expense):
Other income	0	-100%	1,231
Loss on disposal of assets	(4,067)		0
Interest expense	(29,474)	745%	(3,486)
Total other income (expense)	(33,541)	1387%	(2,255)

Net loss	$(2,803,029)	51%	$(1,857,633)

Basic and diluted earnings per share on net loss	$(0.31)	29%	$(0.24)

Weighted average shares outstanding - basic and diluted	9,018,629	17%	7,678,535

Comparison of the Quarter Ended March 31, 2021 and March 31, 2020

Piezo Motion Corp. (f/n/a DTI Motion Corp.) and Subsidiary
 Consolidated Statements of Operations

	For the three months ended March 31,
	2021	2020
Revenue	$1,475	$18,481
Cost of sales	575	10,588
Gross profit	900	7,893
General and administrative corporate expenses:
General and administrative expenses	349,335	190,085
Personnel expenses	287,537	116,698
Research and development	53,328	51,317
Sales and marketing expenses	12,924	-
Depreciation expense	5,333	1,221
Total general and administrative corporate expenses	708,457	359,321
Loss from operations	(707,557)	(351,428)

Other income (expense):
Gain on forgiveness of paycheck protection loan	112,338	-
Interest expense	(58,785)	(621)
Total other income (expense)	53,553	(621)
Net loss	$(654,004)	$(352,049)
Basic and diluted earnings per share on net loss	$(0.07)	$(0.05)
Weighted average shares outstanding - basic and diluted	10,058,259	7,678,535

In the first quarter of 2021, the Company ramped up its marketing and sales. These efforts were focused on developing an e-commerce site and beginning the development of a distribution network. Initial sales of the standard product line of motors, (the “Blue Series”) were for evaluation kits for customers who sought out Piezo Motion in order to validate the potential for the product in their future production. Based upon our knowledge of the product development cycle for the end products in which the motors would be used, we believe it may be six to eighteen months prior to any significant purchase orders. The 2020 revenue included the paid engineering and licensing efforts associated with these projects. They are all long term in nature and may result in future product and engineering revenues.

Operating Expenses

	For the years ended December 31,
	2020		2019

General and administrative corporate expenses:
Personnel expenses	1,027,259	36%	562,383	30%
General and administrative expenses	1,208,538	43%	528,357	29%
Stock-based compensation	355,534	13%	518,663	28%
Research and development	210,706	7%	226,846	12%
Depreciation expense	17,353	1%	16,860	1%
Total general and administrative corporate expenses	2,819,390	100%	1,853,109	100%

	For the three months ended March 31,
	2021	2020

General and administrative corporate expenses:
General and administrative expenses	$349,335	$190,085
Personnel expenses	287,537	116,698
Research and development	53,328	51,317
Sales and marketing expenses	12,924	-
Depreciation expense	5,333	1,221
Total general and administrative corporate expenses	$708,457	$359,321

Operating expenses for the year ended December 31, 2020 were approximately $2.8 million, an increase of approximately $1.0 million from the comparable prior year/period. The increases can be attributed to the hiring of a new executive team, including the chief executive officer, the chief financial officer and the EVP of Revenue. The personnel costs associated with these three individuals accounted for the majority of the personnel costs increase. Overall general and administrative expenses increased due to legal and transactional costs associated with the merger and capital raises.

For the three months ended March 31, 2021, the general, administrative and selling costs increased due to moving offices in January, 2021 in order to have space for a production line, engineering and back-office personnel and to the develop our online presence and start the development of a marketing program and sales outreach.

Other Income and Expenses

With the issuance of convertible debt with an interest rate of 10% per annum, Piezo has incurred interest expense for the year ended December 31, 2020 of $29,474 and for the three months ended March 31, 2021 of $58,785.

DTI applied for and was granted a Paycheck Protection Program (“PPP”) loan under the terms of the CARES Act in the amount of $106,477 and an Economic Industry Disaster Loan (“EIDL”) of $5,000. The interest rate on the PPP loan was fixed at 1% with a term of 24 months. DTI applied for and was granted loan forgiveness. As a result, DTI recorded a gain on forgiveness of PPP loan in the amount of $112,338 in the first quarter of 2021.

	For the years ended
	December 31,
	2020		2019

Other income (expense):
Other income	-		1,231	-55%
Loss on disposal of assets	(4,067)	12%	-
Interest expense	(29,474)	88%	(3,486)	155%
Total other income (expense)	(33,541)	100%	(2,255)	100%

	For the three months ended
	March 31,
	2021	2020

Other income (expense):
Gain on forgiveness of Payroll Protection Loan	112,338	0
Interest expense	(58,785)	(621)
Total other income (expense)	53,553	(621)

Working Capital

	As of March 31, 2021	As of December 31, 2020

Total current assets	778,652	133,389
Total current liabilities	3,612,578	2,121,242
Working capital deficit	(2,833,926)	(1,987,853)

The working capital deficit has increased significantly through 2020 and continued to increase for the first quarter of 2021. The primary reason for the increase is due to the convertible debt financing, which is all considered short term debt. The holders of these notes have all agreed to exchange their notes for the BRSF private placement offering. The significant increase in current liabilities from year end December 31, 2020 to March 31, 2021 was caused by accrued payroll costs.

At present, Piezo is still pre-revenue and is reliant on debt and equity financing for operations.

Liquidity and Capital Resources

Since March of 2020, Piezo has funded operations through the issuance of equity and convertible debt. As of August 2, 2021, it had cash on hand of approximately $840,000. It has approximately $10,600 in monthly lease and other mandatory payments, not including payroll, employee benefits and ordinary expenses which are due monthly.

	For the years ended
	December 31,
	2020	2019

Cash Flows from Operating Activities
Net Loss	$(2,083,029)	$(1,857,633)
Net cash used by operating activities	(931,664)	(1,294,413)
Net cash used by investing activities	(30,371)	(10,269)
Net cash provided by financing activities	861,477	1,439,993
Increase in cash and cash equivalents	$(100,558)	$135,311

	For the three months ended
	March 31,
	2021	2020

Cash Flows from Operating Activities
Net Loss	$(654,004)	$(352,049)
Net cash used by operating activities	(672,962)	(269,230)
Net cash used by investing activities	(20,122)	0
Net cash provided by financing activities	1,319,982	100,000
Increase in cash and cash equivalents	$626,898	$(169,230)

On a long-term basis, Piezo’s liquidity is dependent on continuation and expansion of operations and receipt of revenues.

Demand for the products and services will be dependent on, among other things, market acceptance of our products and services, the technology market in general, and general economic conditions, which are cyclical in nature. Much of Piezo’s activities will be the receipt of revenues from the sales of its products, its business operations may be adversely affected by its competitors and prolonged recession periods.

Critical Accounting Policies and Estimates

Piezo’s significant accounting policies are summarized in Note 1 to its audited financial statements for the year ended December 31, 2020. Certain of its accounting policies require the application of significant judgment by management, and such judgments are reflected in the amounts reported in Piezo’s condensed consolidated financial statements. In applying these policies, management uses judgment to determine the appropriate assumptions to be used in the determination of estimates. Those estimates are based on Piezo’s historical experience, terms of existing contracts, observance of market trends, information provided by strategic partners and information available from other outside sources, as appropriate. Actual results may differ significantly from the estimates contained in Piezo’s condensed consolidated financial statements.

Piezo has identified the accounting policies below as critical to its business operations and the understanding of its results of operations.

Basis of Presentation and Consolidation

Piezo has one wholly-owned subsidiary: DTI. The consolidated financial statements, which include the accounts of Piezo and DTI, are prepared in conformity with generally accepted accounting principles in the United States of America (“GAAP”). All significant intercompany balances and transactions have been eliminated. The consolidated financial statements, which include the accounts of Piezo and DTI, and related disclosures, have been prepared pursuant to the rules and regulations of the Securities and Exchange Commission. The Financial Statements have been prepared using the accrual basis of accounting in accordance with GAAP and presented in US dollars. The fiscal year end is December 31.

Use of Estimates

Management uses estimates and assumptions in preparing financial statements. Those estimates and assumptions affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities, and the reported revenues and expenses. Actual results could differ from these estimates and assumptions.

Cash and Cash Equivalents

Piezo considers all highly liquid investments with a maturity of three months or less when purchased to be cash equivalents. Piezo maintains deposits primarily in one financial institution, which may at times exceed amounts covered by insurance provided by the U.S. Federal Deposit Insurance Corporation (“FDIC”). Piezo has not experienced any losses related to amounts in excess of FDIC limits.

Fair Value of Financial Instruments

Piezo measures assets and liabilities at fair value based on an expected exit price as defined by the authoritative guidance on fair value measurements, which represents the amount that would be received on the sale of an asset or paid to transfer a liability, as the case may be, in an orderly transaction between market participants. As such, fair value may be based on assumptions that market participants would use in pricing an asset or liability. The authoritative guidance on fair value measurements establishes a consistent framework for measuring fair value on either a recurring or nonrecurring basis whereby inputs, used in valuation techniques, are assigned a hierarchical level.

The following are the hierarchical levels of inputs to measure fair value:

●	Level 1 – Observable inputs that reflect quoted market prices in active markets for identical assets or liabilities.

●	Level 2 – Inputs reflect quoted prices for identical assets or liabilities in markets that are not active; quoted prices for similar assets or liabilities in active markets; inputs other than quoted prices that are observable for the assets or liabilities; or inputs that are derived principally from or corroborated by observable market data by correlation or other means.

●	Level 3 – Unobservable inputs reflecting Piezo’s assumptions incorporated in valuation techniques used to determine fair value. These assumptions are required to be consistent with market.

The carrying amounts of Piezo’s financial assets and liabilities, such as cash and cash equivalents, accounts receivable, accounts payable, accrued expenses and interest, and certain notes payable, approximate their fair values because of the short maturity of these instruments. Piezo accounts for its equity instruments (such as warrants and stock-based compensation) at fair value.

Property, Plant and Equipment

Property, plant and equipment are carried at cost. Depreciation is provided on the straight-line method over the assets estimated service lives. Expenditures for maintenance and repairs are charged to expense in the period in which they are incurred, and betterments are capitalized. The cost of assets sold or abandoned and the related accumulated depreciation are eliminated from the accounts and any gains or losses are reflected in the accompanying statements of operations of the respective period. The estimated useful lives range from 3 to 7 years.

Revenue Recognition

Piezo recognizes revenue in accordance with Accounting Standards Update (“ASU”) 2014-09, “Revenue from contracts with customers,” (Topic 606). Revenue is recognized when a customer obtains control of promised goods or services. In addition, the standard requires disclosure of the nature, amount, timing, and uncertainty of revenue and cash flows arising from contracts with customers. The amount of revenue that is recorded reflects the consideration that the Company expects to receive in exchange for those goods. Piezo applies the following five-step model in order to determine this amount: (i) identification of the promised goods in the contract; (ii) determination of whether the promised goods are performance obligations, including whether they are distinct in the context of the contract; (iii) measurement of the transaction price, including the constraint on variable consideration; (iv) allocation of the transaction price to the performance obligations; and (v) recognition of revenue when (or as) the Company satisfies each performance obligation. Piezo’s main revenue stream is from product sales. The performance obligation associated with a typical product sale will be satisfied upon shipment to the customer, and the revenue will be recognized at that time.

Piezo only applies the five-step model to contracts when it is probable that the entity will collect the consideration it is entitled to in exchange for the goods or services it transfers to the customer. Once a contract is determined to be within the scope of FASB ASC 606 at contract inception, Piezo reviews the contract to determine which performance obligations Piezo must deliver and which of these performance obligations are distinct. Piezo recognizes as revenues the amount of the transaction price that is allocated to the respective performance obligation when the performance obligation is satisfied or as it is satisfied. Generally, Piezo’s performance obligations are transferred to customers at a point in time, typically upon delivery.

Income Taxes

Piezo follows Section 740-10-30 of the FASB ASC, which requires recognition of deferred tax assets and liabilities for the expected future tax consequences of events that have been included in the financial statements or tax returns. Under this method, deferred tax assets and liabilities are based on the differences between the financial statement and tax bases of assets and liabilities using enacted tax rates in effect for the fiscal year in which the differences are expected to reverse. Deferred tax assets are reduced by a valuation allowance to the extent management concludes it is more likely than not that the assets will not be realized. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the fiscal years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in the statements of operations in the period that includes the enactment date. Through March 31, 2021, Piezo has an accumulated deficit. Due to uncertainty of realization for these losses, a full valuation allowance is expected. Accordingly, no provision has been made for federal income taxes in the accompanying financial statements.

Stock based compensation

Piezo records stock-based compensation in accordance with the provisions of FASB ASC Topic 718, “Accounting for Stock Compensation,” which establishes accounting standards for transactions in which an entity exchanges its equity instruments for goods or services. In accordance with guidance provided under ASC Topic 718, Piezo recognizes an expense for the fair value of its stock awards at the time of grant and the fair value of its outstanding stock options as they vest, whether held by employees or others. As of March 31, 2021 and December 31, 2020 there were 0 options outstanding, respectively.

Recently Adopted Accounting Pronouncements

On June 20, 2018, the FASB issued ASU 2018-07, Compensation—Stock “Compensation (Topic 718): Improvements to Nonemployee Share-Based Payment Accounting. ASU 2018-07” is intended to reduce cost and complexity and to improve financial reporting for share-based payments to nonemployees (for example, service providers, external legal counsel, suppliers, etc.). Under the new standard, companies will no longer be required to value non-employee awards differently from employee awards. Meaning that companies will value all equity classified awards at their grant-date under ASC 718 and forgo revaluing the award after this date. Piezo adopted ASU 2018-07 on January 1, 2019. The adoption of this standard did not have a material impact on the financial statements.

FASB, ASU 2016-02 “Leases (Topic 842)”- In February 2016, the FASB issued ASU 2016-02, which will require lessees to recognize almost all leases on their balance sheet as a right-of-use asset and a lease liability. For income statement purposes, the FASB retained a dual model, requiring leases to be classified as either operating or finance. Classification will be based on criteria that are largely similar to those applied in current lease accounting, but without explicit bright lines. Lessor accounting is similar to the current model, but updated to align with certain changes to the lessee model and the new revenue recognition standard. This ASU is effective for fiscal years beginning after December 15, 2018, including interim periods within those fiscal years. Piezo has adopted this guidance effective January 1, 2019.

Piezo has implemented all new accounting pronouncements that are in effect. These pronouncements did not have any material impact on the financial statements unless otherwise disclosed, and Piezo does not believe that there are any other new accounting pronouncements that have been issued that might have a material impact on its financial position or results of operations.

RELATED PARTY TRANSACTIONS OF DIRECTORS AND EXECUTIVE OFFICERS OF THE COMBINED COMPANY

During the year ended December 31, 2018, an entity controlled by Mr. Vadim Sakharov, a former director and executive officer of the Company, provided a $50,000 non-interest-bearing, no-term loan to the Company. An additional $5,530 of non-interest bearing no-term proceeds were loaned to the Company during the year ended December 31, 2019. As of December 31, 2020, and December 31, 2019, the balance was $55,530 and $55,530, respectively.

During the years ended December 31, 2020 and 2019, the Company purchased an aggregate of $406,187 and $386,421 of medical devices for resale and distribution from Neurotech, a company that Mr. Sakharov, a former director and executive officer of the Company, is a shareholder and executive manager.

During the years ended December 31, 2020 and 2019, the Company had expenses related to research and development costs of $26,920 and $50,713, respectively, to an entity controlled by Mr. Sakharov, a former director and executive officer of the Company.

During the years ended December 31, 2020 and 2019, the Company had expenses related to sales and marketing costs of $53,578 and $0, respectively, to an entity controlled by Mr. Sakharov, a former director and executive officer of the Company.

During the year ended December 31, 2019, an affiliate of Boris Goldstein, the Company’s Chairman of the Board, provided an aggregate total of $50,000, in a non-interest-bearing, no-term loan to the Company. As of December 31, 2020 and 2019, the balance was $50,000 and $50,000, respectively.

On September 1, 2018, the Company entered into a sublease agreement with a company controlled by the Company’s Chairman, whereby the Company makes payments to the related party for shared office space. This lease was terminated on March 31, 2019. For the years ended December 31, 2020 and 2019, the Company made approximately $0 and $4,900, respectively, in rent payments to the related party.

During the year ended December 31, 2019, an affiliate of Nickolay Kukekov, a director of the Company, provided an aggregate total of $217,000 in non-interest-bearing, no-term loans to the Company. As of December 31, 2020 and 2019, the balance was $217,000 and $217,000, respectively.

Piezo reimbursed $39,600 of rent paid by Hassan Kotob, Piezo’s CEO, for an office rented by a company he controls. The rent is paid to a third-party rental agency. Piezo is not a party to the lease; however, the space has been used extensively for Piezo business since April 2020.

ACTION #4

AMENDMENT TO OUR AMENDED AND RESTATED ARTICLES OF INCORPORATION

General

As approved by the Board unanimously and by the Consenting Stockholders, the Company’s Board is authorized to amend the Company’s Amended and Restated Articles of Incorporation, as amended to date (the “Charter”), to opt out of the “Acquisition of Controlling Interest” provisions contained in Sections 78.378 through 78.3793 of the NRS (the “Opt Out”). The relative rights and limitations of the shares of Common Stock and preferred stock will remain unchanged under this amendment. In addition, the Board reserves the right, notwithstanding stockholder approval and without further action by the stockholders, to elect not to proceed with the Opt Out if, at any time prior to filing the certificate of amendment, the Board, in its sole discretion, determines that it is no longer in the Company’s best interests and the best interests of the Company’s stockholders to proceed with the Opt Out.

A sample form of the certificate of amendment relating to this Action Number 4, which we would complete and file with the Secretary of State of the State of Nevada to carry out the Opt Out, is attached to this Information Statement as Appendix B (the “Amendment”).

Consent Required

Approval of the Opt Out required the consent of the holders of a majority of the outstanding shares of Common Stock entitled to vote. As of the Voting Record Date, the Consenting Stockholders owned an aggregate of 12,899,437 shares of Common Stock, representing approximately 63% of the votes that could be cast by the holders of our outstanding Common Stock as of the Voting Record Date. The Consenting Stockholders have given their written consent to the Opt Out and accordingly, the requisite vote approval of the Opt Out was obtained.

Reasons for the Opt Out

Management of the Company believes that Nevada’s “anti-takeover” statutes could make us less attractive or deter business opportunity candidates.  Therefore, we believe that opting out of Sections 78.378 through 78.3793 of the NRS as permitted by Nevada law is in the best interests of the Company and its stockholders.

Nevada’s “Acquisition of Controlling Interest” statutes (NRS Sections 78.378–78.3793) apply only to Nevada Corporations with at least 200 stockholders of record, including at least 100 stockholders of record who are Nevada residents. We do not believe we have 200 stockholders of record or 100 stockholders of record who are residents of Nevada, although there can be no assurance that in the future the “Acquisition of Controlling Interest” statutes would apply to us. The “Acquisition of Controlling Interest” statutes provide that persons who acquire a “controlling interest”, as defined in NRS Section 78.3785, in a company may only be given full voting rights in their shares if such rights are conferred by the disinterested stockholders of the company at an annual or special meeting. Any disinterested stockholder that does not vote in favor of granting such voting rights is entitled to demand that the company pay fair value for their shares, if the acquiring person has acquired at least a majority of all of the voting power of the company. As such, persons acquiring a controlling interest might not be able to vote their shares.

Procedure for Effecting the Opt Out

If the Board elects to effect the Opt Out, we will add a new Article TENTH of our Charter with substantially the following paragraph:

“TENTH: The Corporation elects not to be governed by the provisions of NRS §78.378 to NRS §78.3793 generally known as the “Control Share Acquisition Statute” under the Nevada Business Corporation Law, which contains a provision governing “Acquisition of Controlling Interest.”

If the Board elects to effect this Action Number 4, we would file the Amendment with the Nevada Secretary of State at such time as our Board has determined the appropriate effective time for the Opt Out. Our Board may delay effecting the Opt Out without resoliciting stockholder approval to any time within twelve months after the date stockholder approval was obtained. The Opt Out would become effective on the date the Amendment is filed with the Nevada Secretary of State.

Discretionary Authority of the Board of Directors to Abandon the Opt Out

Our Board reserves the right to abandon the Amendment without further action by our stockholders at any time before the effectiveness of the filing with the Nevada Secretary of State of the certificate of amendment to the Company’s Charter, notwithstanding the approval of the Opt Out by the Consenting Stockholders.

ACTION #5

AMENDMENT TO OUR 2018 EQUITY INCENTIVE PLAN TO INCREASE THE NUMBER OF SHARES OF COMMON STOCK AUTHORIZED FOR GRANT UNDER THE PLAN FROM 3,500,000 TO 8,000,000

Our 2018 Equity Incentive Plan (the “2018 Plan”) was amended by our board of directors on July 15, 2021 to increase the number of shares of common stock authorized under the plan from 3,500,000 to 8,000,000, subject to the approval of our stockholders and the consummation of the Merger. As of the Voting Record Date, the Consenting Stockholders adopted resolutions by majority written consent approving the Plan Amendment. We believe that we have been successful in the past in attracting and retaining qualified employees, officers and directors in part because of our ability to offer such persons options to purchase common stock and other equity awards and the increase is necessary for us to continue to attract and retain qualified employees, officers and directors.

As of the Voting Record Date, approximately 1,700,000 shares were available for future grants under the 2018 Plan. Other than in connection with the Option Issuance in accordance with the terms of the Merger Agreement, no determinations have been made regarding the persons to whom grants will be made in the future under our 2018 Plan or the terms of such grants.

Introduction

Our Board adopted and our stockholders approved the 2018 Plan in August 2018. The purpose of the 2018 Plan is to provide financial incentives for selected directors, employees, advisers, and consultants of the Company and/or its subsidiaries, thereby promoting the long-term growth and financial success of the Company. The Board believes that the 2018 Plan will serve a critical role in attracting and retaining high caliber employees, consultants and directors essential to our success and in motivating these individuals to strive to meet our goals.

Shares Available Under the Plan

Under the 2018 Plan, we may grant equity based incentive awards, including options, restricted stock, and other stock-based awards, to any directors, employees, advisers, and consultants that provide services to us or any of our subsidiaries on terms and conditions that are from time to time determined by us. An aggregate of up to 8,000,000 of our common stock are reserved for issuance under the 2018 Plan, subject to consummation of the Merger. As of March 31, 2021, the Company has granted and has 1,941,779 options outstanding, including an aggregate of 1,800,000 outstanding stock option awards held by the named executive officers of the Company, as well as 333,972 shares of restricted common stock issued under the 2018 Plan to certain consultants and employees.

Summary of the 2018 Plan, as Amended

The 2018 Plan permits the issuance of equity-based awards, including incentive stock options, or ISOs, nonqualified stock options, restricted stock and restricted stock units, or RSUs (the “Awards”).

The 2018 Plan is administered by the Board, or a committee composed of two or more members of the Board (the “Committee”) which is authorized to grant Awards.

Purpose and Eligible Individuals. The purpose of the 2018 Plan is to retain the services of valued key employees and consultants of the Company and such other persons as the Committee determines and to encourage such persons to acquire a greater proprietary interest in the Company, thereby strengthening their incentive to achieve the objectives of the stockholders of the Company, to serve as an aid and inducement in the hiring of new employees and to provide an equity incentive to consultants and other persons selected by the Committee. Under the 2018 Plan, Awards may be granted to our officers, directors, employees and consultants or the officers, directors, employees and consultants of our subsidiary. Because the grant of Awards under the 2018 Plan will be within the discretion of the Committee, it is not possible to determine the Awards that will be made to executive officers or directors under the 2018 Plan.

Shares Subject to the 2018 Plan. The total number of Awards to acquire shares of Common Stock, shares of restricted stock and RSUs shall be 8,000,000. The maximum number of shares that may be subject to ISOs granted under the 2018 Plan shall be 8,000,000, subject to adjustment as provided in the 2018 Plan. The total amount of Common Stock that may be granted under the 2018 Plan to any single person in any calendar year may not exceed in the aggregate 3,500,000 shares. To the extent that an Award lapses or is forfeited, the shares subject to such Award will again become available for grant under the terms of the 2018 Plan.

Administration. Although the Board has the authority to administer the 2018 Plan, it has the right to delegate this authority to the Committee. Each member of the Committee, if any, will be a “non-employee director” within the meaning of Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended, or the Exchange Act, and an “outside director” within the meaning of Section 162(m) of the Internal Revenue Code of 1986, as amended, or the Code.

Subject to the terms of the 2018 Plan, the Committee’s authority includes the authority to: (1) select or approve Award recipients; (2) determine the terms and conditions of Awards, including the price to be paid by a participant for any Common Stock; and (3) interpret the 2018 Plan and prescribe rules and regulations for its administration.

Stock Options. The Committee may grant ISOs or nonqualified stock options, or Options. The Committee determines the number of shares of Common Stock subject to each Option, provided that in no event shall the aggregate fair market value of the shares of Common Stock with respect to which ISOs are exercisable for the first time by a participant during any calendar year shall not exceed $100,000. The Committee determines the exercise price of an Option, its duration and the manner and time of exercise. However, in no event shall an Option be exercisable more than ten years following the grant date thereof. ISOs may be issued only to employees of the Company or of a corporate subsidiary of ours, and the exercise price must be at least equal to the fair market value of the Common Stock as of the date the Option is granted. Further, an ISO must be exercised within ten years of grant. The Committee, in its discretion, may provide the vesting terms of any Option, provided that if no schedule is specified at the time of grant, the Option shall vest as follows: (i) on the six month anniversary of the date of the grant, the Option shall vest and shall become exercisable with respect to 25% of the Common Stock to which it pertains; and (ii) on the seven month and each successive month anniversary to and including the twenty four month anniversary, the Award shall vest and become exercisable with respect to an additional 1/24th of shares of Common Stock to which it pertains. The vesting of one or more outstanding Options may be accelerated by the Committee at such times and in such amounts as it shall determine in its sole discretion. Options may be exercisable for one year following the termination of employment or other service relationship, unless the Committee specifies otherwise, in the event the Option is an ISO, in the event of a termination for “cause” or the expiration date of the Option.

The exercise price of an Option may be paid in cash or by certified or cashier’s check, or, at the discretion of the Committee, in shares of Common Stock owned by the participant, or by means of a “cashless exercise” procedure in which a broker transmits to us the exercise price in cash, either as a margin loan or against the participant’s notice of exercise and confirmation by us that we will issue and deliver to the broker stock certificates for that number of shares of Common Stock having an aggregate fair market value equal to the exercise price.

Options granted under the 2018 Plan and the rights and privileges conferred by the 2018 Plan may not be transferred, assigned, pledged or hypothecated in any manner (whether by operation of law or otherwise) other than by will or by applicable laws of descent and distribution.

Stock Grants. The Committee may issue shares of Common Stock to participants with restrictions, as determined by it in its discretion, as well as restricted stock units, which are contractual commitments to deliver shares of Common Stock pursuant to a vesting schedule. Restrictions may include conditions that require the participant to forfeit the shares in the event that the holder ceases to provide services to us and/or if certain performance goals are not met (see discussion below). The recipient of a stock grant, including a stock grant subject to restrictions, unless otherwise provided for in a restricted stock agreement, has the rights of a stockholder of ours to vote and to receive payment of dividends on our Common Stock. Holders of restricted stock units and Options do not enjoy voting and dividend rights until the Award is settled in actual shares of Common Stock or the option is exercised, as the case may be.

Effect of Certain Corporate Transactions. If a recapitalization or similar transaction occurs that does not alter the existing proportionate ownership of the Common Stock, appropriate adjustments shall be made in the exercise price and number of outstanding Options and in the terms of restricted stock and RSUs. In the case of a merger, acquisitive transaction, reorganization, liquidation or other transaction, or Major Transaction, that does alter such proportionate ownership, vested Options generally may be exercised before such transaction and persons owning Common Stock as a result of Awards made under the 2018 Plan will participate on the same basis as other owners of Common Stock. Alternatively, the Board may determine in the case of a Major Transaction that Options, restricted stock and RSUs will continue in effect on a basis similar to that in effect prior to such Major Transaction, including with respect to vesting, except that such rights shall apply with respect to the surviving entity. The Board may, in its discretion, accelerate vesting in whole or in part in connection with a Major Transaction.

Performance Goals. If the Committee desires to tie an Award to performance goals, the performance goals selected by the Committee must be based on the achievement of specified levels of one, or any combination, of the following business criteria: return on equity, return on assets, share price, market share, sales, earnings per share, costs, net earnings, net worth, inventories, cash and cash equivalents, gross margin or the Company’s performance relative to its internal business plan. Performance objectives may be in respect of the performance of the Company as a whole (whether on a consolidated or unconsolidated basis), a related corporation, or a subdivision, operating unit, product or product line of either of the foregoing. Performance objectives may be absolute or relative and may be expressed in terms of a progression or a range. An Award that is exercisable (in full or in part) upon the achievement of one or more performance objectives may be exercised only following written notice to the participant and the Company by the Committee that the performance objective has been achieved. After the close of the applicable performance period, which may consist of more than one year, and generally before the close of the next year’s first quarter, the Committee will determine the extent to which the performance goals were satisfied and make a final determination with respect to an Award.

Further Amendments to the 2018 Plan. The Board or the Committee may, at any time, modify, amend or terminate the 2018 Plan or modify or amend Awards granted under the 2018 Plan, including, without limitation, such modifications or amendments as are necessary to maintain compliance with applicable laws. However, the Board or the Committee may not, without approval of the Company’s stockholders: (1) increase the total number of shares covered by the 2018 Plan, except by adjustments upon certain changes in capitalization; (2) change the aggregate number of shares of Common Stock that may be issued to any single person; (3) change the class of persons eligible to receive Awards under the 2018 Plan; or (4) make other changes in the 2018 Plan that require stockholder approval under applicable law (including any rules of any applicable stock exchange or stock quotation system of which the Company’s shares of Common Stock are is traded). Except as otherwise provided in the 2018 Plan or an award agreement, no amendment will adversely affect outstanding Awards without the consent of the participant. Any termination of the 2018 Plan will not terminate Awards then outstanding, without the consent of the participant.

Term of the 2018 Plan. Unless sooner terminated by the Board, the 2018 Plan will terminate on the day prior to the 10th anniversary of its adoption by the Board. No Award may be granted after such termination or during any suspension of the 2018 Plan.

U.S. Tax Treatment. The following description of the federal income tax consequences of Awards is general and does not purport to be complete.

●	Incentive Stock Options. Generally, a participant incurs no federal income tax liability on either the grant or the exercise of an ISO, although a participant will generally have taxable income for alternative minimum tax purposes at the time of exercise equal to the excess of the fair market value of the shares subject to the Option over the exercise price. Provided that the shares are held for at least one year after the date of exercise of the Option and at least two years after its date of grant, any gain realized on a subsequent sale of the shares will be taxed as long-term capital gain. If the shares are disposed of within a shorter period of time, the participant will recognize ordinary compensation income in an amount equal to the difference between the fair market value of the shares on the date of exercise (or the sale price of the shares sold, if less) over the exercise price. The Company receives no tax deduction on the grant or exercise of an ISO, but the Company is entitled to a tax deduction if the participant recognizes ordinary compensation income on account of a premature disposition of shares acquired on exercise of an ISO, in the same amount and at the same time as the participant recognizes income.

●	NonQualified Stock Options. A participant realizes no taxable income when a nonqualified stock option is granted. Instead, the difference between the fair market value of the shares acquired pursuant to the exercise of the Option and the exercise price paid is taxed as ordinary compensation income when the Option is exercised. The difference is measured and taxed as of the date of exercise, if the shares are not subject to a “substantial risk of forfeiture,” or as of the date or dates on which the risk terminates in other cases. A participant may elect (as described under Stock Awards below) to be taxed on the difference between the exercise price and the fair market value of the shares on the date of exercise, even though some or all of the shares acquired are subject to a substantial risk of forfeiture. Once ordinary compensation income is recognized, gain on the subsequent sale of the shares is taxed as short-term or long-term capital gain, depending on the holding period after exercise. The Company receives no tax deduction on the grant of a nonqualified stock option, but it is entitled to a tax deduction when a participant recognizes ordinary compensation income on or after exercise of the Option, in the same amount as the income recognized by the participant.

●	Stock Awards. A person who receives an award of shares without any restrictions will recognize ordinary compensation income equal to the fair market value of the shares over the amount (if any) paid. If the shares are subject to restrictions, the recipient generally will not recognize ordinary compensation income at the time the award is received but will recognize ordinary compensation income when restrictions constituting a substantial risk of forfeiture lapse, including satisfying any accelerated vesting conditions as a result of “retirement.” The amount of that income will be equal to the excess of the aggregate fair market value, as of the date the restrictions lapse, over the amount (if any) paid for the shares. Alternatively, a person may elect to be taxed, pursuant to Section 83(b) of the Code, on the excess of the fair market value of the shares at the time of grant over the amount (if any) paid for the shares, notwithstanding any restrictions. All such taxable amounts are deductible by the Company at the time and in the amount of the ordinary compensation income recognized by the recipient.

●	Restricted Stock Units. A person who receives RSUs generally will not recognize ordinary compensation income at the time of grant. Rather, the recipient will generally recognize ordinary compensation income equal to the fair market value of the shares or cash received less the price paid, if any, at the time the RSUs settles (generally shortly after vesting, although further deferral may be permitted). When any shares received are subsequently sold, the recipient generally will recognize capital gain or loss equal to the difference between the amount realized upon the sale of the shares and his or her tax basis in the shares (generally, the fair market value of the shares when acquired ). The capital gain or loss will be long-term if the shares were held for more than one (1) year or short-term if held for a shorter period. The Company will be entitled to a tax deduction when the recipient recognizes ordinary compensation income.

●	Dividends. The full amount of dividends or other distributions of property made with respect to share Awards before the lapse of any applicable restrictions will constitute ordinary compensation income, and the Company is entitled to a deduction at the same time and in the same amount as the income is realized by the recipient (unless an election under Section 83(b) of the Code has been made). Cash dividends are generally not available with respect to Options and RSUs until exercised or settled, respectively.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT OF BRAIN SCIENTIFIC

The following table shows the beneficial ownership of our Common Stock as of August 2, 2021 held by (i) each person known to us to be the beneficial owner of more than five percent (5%) of our common stock; (ii) each director; (iii) each executive officer; and (iv) all directors and executive officers as a group.

Beneficial ownership is determined in accordance with the rules of the SEC, and generally includes voting power and/or investment power with respect to the securities held. Shares of common stock subject to options and warrants currently exercisable or which may become exercisable within 60 days of August 2, 2021 are deemed outstanding and beneficially owned by the person holding such options or warrants for purposes of computing the number of shares and percentage beneficially owned by such person, but are not deemed outstanding for purposes of computing the percentage beneficially owned by any other person. Except as indicated in the footnotes to this table, the persons or entities named have sole voting and investment power with respect to all shares of our common stock shown as beneficially owned by them.

The following table provides for percentage ownership assuming 20,473,799 shares are issued and outstanding as of August 2, 2021. Unless otherwise indicated, the address of each beneficial holder of our Common Stock is our corporate address.

Name of Beneficial Owner	Shares of Common Stock Beneficially Owned	% of Shares of Common Stock Beneficially Owned
Greater Than 5% Stockholders
High Technology Capital Fund LP(1)	6,749,000	32.96%
Lifestyle Healthcare LLC(2)	1,384,980	6.76%
Andrew Brown(3)(6)	1,840,829	8.99%
Thomas J Caleca(7)	1,583,856	7.69%

Named Executive Officers and Directors
Boris (Baruch) Goldstein(1)(4)	8,824,575	40.34%
Nickolay Kukekov(5)	1,501,759	7.31%
Mark Corrao	-	-
All Directors and Officers as a Group (3 persons)	10,326,334	46.96%

(1)	Dr. Goldstein is the manager of High Technology Capital Management LLC (“LLC”), the general partner of High Technology Capital Fund LP (“LP”). As the manager of the LLC, Dr. Goldstein has voting and dispositive control over the shares owned by the LP. Dr. Goldstein disclaims beneficial ownership of such shares except to the extent of his pecuniary interest therein.

(2)	The address of Lifestyle Healthcare is 4524 Westway Avenue, Dallas, TX 75205. Nickolay Kukekov has voting and dispositive power over the shares. Dr. Kukekov disclaims beneficial ownership of these shares except to the extent of his pecuniary interest therein.

(3)	The address of Mr. Brown is 300 Prospect Avenue, Hackensack, NJ 07601.

(4)

Of such shares, 6,749,000 are held of record by High Technology Capital Fund LP and 337,450 are held of record by Irina Migalina, Dr. Goldstein’s wife. Includes an aggregate of 1,400,000 options that have vested or will vest within 60 days of August 2, 2021. Dr. Goldstein disclaims beneficial ownership of such shares except to the extent of his pecuniary interest therein.

(5)	Includes 1,384,980 held by Lifestyle Healthcare LLC and 100,000 shares of our common stock underlying warrants and 16,779 share of common stock underlying options issued to Dr. Kukekov. Dr. Kukekov disclaims beneficial ownership of the shares held by Lifestyle except to the extent of his pecuniary interest therein.

(6)	Includes approximately 131,766 shares of our common stock underlying convertible grid notes that are convertible within 60 days of August 2, 2021.

(7)	Includes approximately 131,766 shares of our common stock underlying convertible grid notes that are convertible within 60 days of August 2, 2021.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT OF PIEZO

The following table sets forth certain information concerning the ownership of our common stock as of August 2, 2021, with respect to: (i) each person, or group of affiliated persons, known to us to be the beneficial owner of more than five percent (5%) of our common stock; (ii) each of our directors; (iii) each of our named executive officers; and (iv) all of our current directors and executive officers as a group.

Applicable percentage ownership is based on 10,058,259 shares of common stock outstanding as of August 2, 2021. The percentage of beneficial ownership after this offering assumes the sale and issuance of shares of common stock in this offering.

We have determined beneficial ownership in accordance with the rules of the SEC. These rules generally attribute beneficial ownership of securities to persons who possess sole or shared voting or investment power with respect to such securities. In addition, pursuant to such rules, we deemed outstanding shares of common stock subject to options or warrants held by that person that are currently exercisable or exercisable within 60 days of August 2, 2021. We did not deem such shares outstanding, however, for the purpose of computing the percentage ownership of any other person. Except as indicated by the footnotes below, we believe, based on the information furnished to us, that the beneficial owners named in the table below have sole voting and investment power with respect to all shares of our common stock that they beneficially own, subject to applicable community property laws. Unless otherwise indicated, the address of each beneficial holder of our Common Stock is our corporate address.

Name of Beneficial Owner	Shares of Common Stock Beneficially Owned	% of Shares of Common Stock Beneficially Owned
Greater Than 5% Stockholders
James Besser (1)	951,486,	9.46%
Valentin Zhelyaskov	913,146	9.08%
Named Executive Officers and Directors
Hassan Kotob (2)	2,542,044	25.09%
Mark Broderick (3)	1,621,794	16.12%
Bonnie- Jeanne Gerety	-	-
All Directors and Officers as a Group (3 persons)	4,145,838	41.21%

(1)	Consists of 330,453 shares held by James Besser and 621,034 shares held by Jeb Partners LP. James Besser is the manager of Manchester Management LLC (“MMLLC”), the general partner of Jeb Partners LP (“JPLP”). As the manager of the MMLLC, James Besser has voting and dispositive control over the shares owned by the JPLP.
(2)	All such shares are held by Hassan Kotob Revocable Trust. Hassan Kotob serves as the executor of the trust and has sole dispositive voting power over the shares.
(3)	All such shares are held by Mark and Carolyn Broderick. Mark Broderick has sole dispositive voting power of the shares.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT OF COMBINED COMPANY

As a result of the inability of the Company and Piezo to determine the final Exchange Ratio until the Effective Time, the Company has omitted a table showing information concerning the ownership of our common stock assuming the consummation of the Merger with respect to: (i) each person, or group of affiliated persons, known to us to be the beneficial owner of more than five percent (5%) of the Combined Company’s common stock; (ii) each of the directors; (iii) each of the named executive officers; and (iv) all of the then-current directors and executive officers as a group. Assuming no dissenters rights have been triggered, the Company believes that such persons who received Company Common Stock in the Merger will own approximately one-half of the percentage ownership in the Combined Company that such persons owned in Piezo. The Company cannot estimate at this time the post-Merger percentage ownership of such persons who were existing shareholders of the Company, as a result of (a) the number of shares that will be issued between the date of this Information Statement and the Effective Time not being known and (b) the number of shares underlying certain outstanding convertible promissory notes of the Company at the Effective Time not being quantifiable at this time.

INTERESTS OF CERTAIN PERSONS IN THE ACTIONS

Boris Goldstein, the Chairman of the Board, Executive Vice President and Secretary of the Company, and Nickolay Kukekov, a director of the Company, each have an interest in the Actions as a result of their ownership of shares of our Common Stock, as set forth in the section entitled “Security Ownership of Certain Beneficial Owners and Management” above, and as described elsewhere in this Information Statement. Other than Messrs. Goldstein and Kukekov, we do not believe that our directors and/or officers have interests in the Actions that are different from or greater than those of any of our other stockholders.

COSTS AND MAILING

The Company will pay all costs associated with the distribution of this Information Statement, including the costs of printing and mailing. The Company has asked or will ask brokers and other custodians, nominees and fiduciaries to forward this Information Statement to the beneficial owners of the Common Stock held of record by such persons and will reimburse such persons for out-of-pocket expenses incurred in forwarding such material.

WHERE YOU CAN FIND MORE INFORMATION

We file annual reports on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K and other information with the SEC. You may obtain such SEC filings from the SEC’s website at http://www.sec.gov. You can also read and copy these materials at the SEC’s public reference room at 100 F Street, N.E., Washington, D.C. 20549. You can obtain information about the operation of the SEC’s public reference room by calling the SEC at 1-800-SEC-0330.

DELIVERY OF DOCUMENTS TO SECURITY HOLDERS SHARING AN ADDRESS

We will send only one Information Statement and other corporate mailings to stockholders who share a single address unless we received contrary instructions from any stockholder at that address. This practice, known as “householding,” is designed to reduce our printing and postage costs. However, we will deliver promptly upon written or oral request a separate copy of the Information Statement to a stockholder at a shared address to which a single copy of the Information Statement was delivered. You may make such a written or oral request by (a) sending a written notification stating (i) your name, (ii) your shared address and (iii) the address to which we should direct the additional copy of the Information Statement, to us at Brain Scientific Inc., 125 Wilbur Place, Suite 170, Bohemia, NY 11716; Telephone: (917) 388-1578; Email: bgoldstein@memorymd.com.

If multiple stockholders sharing an address have received one copy of this Information Statement or any other corporate mailing and would prefer us to mail each stockholder a separate copy of future mailings, you may send notification to or call our principal executive offices. Additionally, if current stockholders with a shared address received multiple copies of this Information Statement or other corporate mailings and would prefer us to mail one copy of future mailings to stockholders at the shared address, notification of such request may also be made by mail or telephone to our principal executive offices.

APPENDICES

The following documents are appended to this Information Statement:

Appendix A	Agreement and Plan of Merger and Reorganization, dated as of June 11, 2021
Appendix B	Certificate of Amendment to the Amended and Restated Articles of Incorporation

DTI Motion Corp.

AUDITED CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEARS ENDED

DECEMBER 31, 2020 AND 2019

Consolidated Financial Statements

DTI Motion Corp. and Subsidiary

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of

DTI Motion Corp.

Opinion on the Financial Statements

We have audited the accompanying balance sheets of DTI Motion (the Company) as of December 31, 2020 and 2019, and the related statements of operations, changes in shareholders’ equity, and cash flows for the years then ended, and the related notes and schedules (collectively referred to as the financial statements). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2020 and 2019, and the results of its operations and its cash flow for the years then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Company’s consolidated financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. We believe that our audit provides a reasonable basis for our opinion.

Substantial Doubt About the Company’s Ability to Continue as a Going Concern

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 10, the Company has incurred net losses and negative cash flow from operations since inception. These factors, and the need for additional financing in order for the Company to meet its business plans raises substantial doubt about the Company’s ability to continue as a going concern. Our opinion is not modified with respect to that matter.

We have served as the Company’s auditor since 2018.
Tampa, Florida
March 5, 2021

DTI Motion Corp. and Subsidiary

Consolidated Balance Sheets

	As of December 31, 2020	As of December 31, 2019
Assets
Current assets
Cash and cash equivalents	$68,943	$169,501
Inventory	44,904	-
Advances to officers	7,542	1,983
Deposits and prepaid expenses	12,000	21,950
Total current assets	133,389	193,434

Fixed assets
Property, plant and equipment, net	91,742	77,300
Total Assets	$225,131	$270,734

Liabilities & Stockholders' Equity
Current liabilities
Accounts payable and accrued liabilities	$1,444,476	$236,698
Accrued interest	26,766	-
Notes payable	650,000	-
Total current liabilities	2,121,242	236,698

Long-term liabilities
Paycheck protection program (PPP) loan	111,477	-
Total long-term liabilities	111,477	-
Total Liabilities	2,232,719	236,698

Commitments and contingencies

Stockholders' Equity
Series A Preferred stock, $0.0001 par value; 0 and 2,766,317 shares issued and outstanding at December 31, 2020 and 2019, respectively	-	277

Series B Preferred stock, $0.0001 par value; 0 and 2,424,625 shares issued and outstanding at December 31, 2020 and 2019, respectively	-	242

Series C Preferred stock, $0.0001 par value; 0 and 5,070,157 shares issued and outstanding at December 31, 2020 and 2019, respectively	-	507

Common stock, $0.0001 par value; 60,000,000 shares authorized; 10,058,259 and 7,678,535 shares issued and outstanding at December 31, 2020 and 2019, respectively	1,006	768
Additional paid in capital	11,169,643	10,407,450
Accumulated deficit	(13,178,237)	(10,375,208)
Total Stockholders' Equity	(2,007,588)	34,036
Total Liabilities and Stockholders' Equity	$225,131	$270,734

See accompanying notes to the financial statements.

DTI Motion Corp. and Subsidiary

Consolidated Statements of Operations

	For the years ended
	December 31,
	2020	2019

Revenue	$93,664	$8,558

Cost of sales	43,762	10,827

Gross profit	49,902	(2,269)

General and administrative corporate expenses:
Personnel expenses	1,027,259	562,383
General and administrative expenses	1,208,538	528,357
Stock-based compensation	355,534	518,663
Research and development	210,706	226,846
Depreciation expense	17,353	16,860
Total general and administrative corporate expenses	2,819,390	1,853,109

Loss from operations	(2,769,488)	(1,855,378)

Other income (expense):
Other income	-	1,231
Loss on disposal of assets	(4,067)	-
Interest expense	(29,474)	(3,486)
Total other income (expense)	(33,541)	(2,255)

Net loss	$(2,803,029)	$(1,857,633)

Basic and diluted earnings per share on net loss	$(0.31)	$(0.24)

Weighted average shares outstanding - basic and diluted	9,018,629	7,678,535

See accompanying notes to the financial statements.

DTI Motion Corp. and Subsidiary

Consolidated Statement of Changes in Stockholders' Equity (Deficit)

For the Years Ended December 31, 2020 and 2019

									Additional
	Series A Preferred Stock		Series B Preferred Stock		Series C Preferred Stock		Common Stock		Paid in	Accumulated
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Capital	Deficit	Total
Balance December 31, 2018	2,766,317	$277	2,424,265	$242	3,742,903	$374	7,678,535	$768	$8,448,927	$(8,517,575)	$(66,987)

Sale of Series C Preferred Stock	-	-	-	-	1,327,254	133	-	-	648,395	-	648,528

Stock-option based compensation	-	-	-	-	-	-	-	-	518,663	-	518,663

Warrants issued in connection with the sale of Series C Preferred Stock	-	-	-	-	-	-	-	-	791,465	-	791,465

Net Loss	-	-	-	-	-	-	-	-		(1,857,633)	(1,857,633)
Balance December 31, 2019	2,766,317	277	2,424,265	242	5,070,157	507	7,678,535	768	10,407,450	(10,375,208)	34,036

Sale of Series C Preferred Stock	-	-	-	-	80,000	8	-	-	53,456	-	53,464

Warrants issued in connection with the sale of Series C Preferred Stock	-	-	-	-	-	-	-	-	46,536	-	46,536

Issuance of common stock for director services	-	-	-	-	-	-	210,000	21	34,084	-	34,105

Recapitalization at reverse merger - May 20, 2020	(2,766,317)	(277)	(2,424,265)	(242)	(5,150,157)	(515)	2,111,465	211	618,673	-	617,850

Issuance of common stock for services	-	-	-	-	-	-	58,259	6	9,444	-	9,450

Net loss	-	-	-	-	-	-	-	-		(2,803,029)	(2,803,029)
Balance December 31, 2020	-	$-	-	$-	-	$-	10,058,259	$1,006	$11,169,643	$(13,178,237)	$(2,007,588)

See accompanying notes to the financial statements.

DTI Motion Corp. and Subsidiary

Consolidated Statements of Operations

	For the years ended
	December 31,
	2020	2019
Cash Flows from Operating Activities
Net Loss	$(2,803,029)	$(1,857,633)

Adjustments to reconcile net loss to net cash used by operating activities:
Stock compensation	355,534	518,663
Depreciation	17,353	16,860
Loss on disposal of assets	4,067	-
Changes in operating assets & liabilities
Accounts receivable	-	112,000
Inventory	(44,904)	-
Officer advances	(5,559)	(1,983)
Deposits & prepaid expenses	9,950	(12,863)
Accounts payable and accrued liabilities	1,508,158	(69,457)
Accrued interest	26,766	-
Net cash used by operating activities	(931,664)	(1,294,413)

Cash Flows from Investing Activities
Capital expenditures	(30,371)	(10,269)
Net cash used by investing activities	(30,371)	(10,269)

Cash Flows from Financing Activities
Proceeds from notes payable	650,000	-
Proceeds from PPP loan	111,477	-
Proceeds from issuance of Series C Preferred Stock	100,000	-
Issuance of preferred stock	-	1,439,993
Net cash provided by financing activities	861,477	1,439,993

Increase in Cash	(100,558)	135,311

Cash at beginning of period	169,501	34,190

Cash (and equivalents) at end of period	$68,943	$169,501

Supplemental Cash Flow Information
Cash paid for interest	$-	$-
Cash paid for income taxes	$-	$-

 See accompanying notes to the financial statements.

DTI MOTION, INC AND SUBSIDIARY

NOTES TO THE FINANCIAL STATEMENTS

DECEMBER 31, 2020

NOTE 1 - ORGANIZATION AND NATURE OF BUSINESS

DTI Motion Corp (“Motion or “the Company”) was formed as a Delaware corporation on January 24, 2020. The initial shareholding was set up on March 15, 2020 and a share offering was made at the end of March, 2020. On March 27, 2020, Motion entered into a secured, short-term loan in an amount up to $249,000 to Discovery Technology International, Inc. (“DTI”) for the purpose of funding of operations. The loan maturity was April 27, 2020. DTI was unable to repay the loan and the shareholders authorized a merger between Motion (legal acquirer) and DTI (accounting acquirer) which was completed on May 20, 2020. See Note 3 for further details on the share exchange.

DTI was converted from a limited liability partnership to a corporation on January 26, 2011 in the state of Florida. DTI’s office is located in Sarasota, Florida. DTI is a company focused on the ultrasonic standing wave-type piezo motor technology for rotary and linear motion. DTI has experience in the research and development, as well as the manufacturing, of piezo motors for high-tech industries across the globe.

NOTE 2 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The significant accounting policies of the Company are as follows:

Basis of Presentation and Consolidation

The Company has one wholly-owned subsidiary: Discovery Technology International, Inc. (“DTI”). The consolidated financial statements, which include the accounts of the Company and its wholly-owned subsidiary, are prepared in conformity with generally accepted accounting principles in the United States of America (U.S. GAAP). All significant intercompany balances and transactions have been eliminated. The consolidated financial statements, which include the accounts of the Company and its wholly-owned subsidiary, and related disclosures have been prepared pursuant to the rules and regulations of the Securities and Exchange Commission (“SEC”). The Financial Statements have been prepared using the accrual basis of accounting in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and presented in US dollars. The year end is December 31.

Use of Estimates

Management uses estimates and assumptions in preparing financial statements. Those estimates and assumptions affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities, and the reported revenues and expenses. Actual results could differ from these estimates and assumptions.

Cash and Cash Equivalents

The Company considers all highly liquid investments with a maturity of three months or less when purchased to be cash equivalents. The Company maintains deposits primarily in one financial institution, which may at times exceed amounts covered by insurance provided by the U.S. Federal Deposit Insurance Corporation ("FDIC"). The Company has not experienced any losses related to amounts in excess of FDIC limits.

Fair Value of Financial Instruments

The Company measures assets and liabilities at fair value based on an expected exit price as defined by the authoritative guidance on fair value measurements, which represents the amount that would be received on the sale of an asset or paid to transfer a liability, as the case may be, in an orderly transaction between market participants. As such, fair value may be based on assumptions that market participants would use in pricing an asset or liability. The authoritative guidance on fair value measurements establishes a consistent framework for measuring fair value on either a recurring or nonrecurring basis whereby inputs, used in valuation techniques, are assigned a hierarchical level.

The following are the hierarchical levels of inputs to measure fair value:

●	Level 1 – Observable inputs that reflect quoted market prices in active markets for identical assets or liabilities.

●	Level 2 – Inputs reflect quoted prices for identical assets or liabilities in markets that are not active; quoted prices for similar assets or liabilities in active markets; inputs other than quoted prices that are observable for the assets or liabilities; or inputs that are derived principally from or corroborated by observable market data by correlation or other means.

●	Level 3 – Unobservable inputs reflecting the Company’s assumptions incorporated in valuation techniques used to determine fair value. These assumptions are required to be consistent with market

The carrying amounts of the Company’s financial assets and liabilities, such as cash and cash equivalents, accounts receivable, accounts payable, accrued expenses and interest, certain notes payable, approximate their fair values because of the short maturity of these instruments. The Company accounts for its equity instruments (such as warrants and stock-based compensation) at fair value.

Property, Plant and Equipment

Property, plant and equipment are carried at cost. Depreciation is provided on the straight-line method over the assets estimated service lives. Expenditures for maintenance and repairs are charged to expense in the period in which they are incurred, and betterments are capitalized. The cost of assets sold or abandoned and the related accumulated depreciation are eliminated from the accounts and any gains or losses are reflected in the accompanying statements of operations of the respective period. The estimated useful lives range from 3 to 7 years.

Revenue Recognition

The Company recognizes revenue in accordance with Accounting Standards Update (“ASU”) 2014-09, “Revenue from contracts with customers,” (Topic 606). Revenue is recognized when a customer obtains control of promised goods or services. In addition, the standard requires disclosure of the nature, amount, timing, and uncertainty of revenue and cash flows arising from contracts with customers. The amount of revenue that is recorded reflects the consideration that the Company expects to receive in exchange for those goods. The Company applies the following five-step model in order to determine this amount: (i) identification of the promised goods in the contract; (ii) determination of whether the promised goods are performance obligations, including whether they are distinct in the context of the contract; (iii) measurement of the transaction price, including the constraint on variable consideration; (iv) allocation of the transaction price to the performance obligations; and (v) recognition of revenue when (or as) the Company satisfies each performance obligation. The Company’s main revenue stream is from product sales. The performance obligation associated with a typical product sale will be satisfied upon shipment to the customer, and the revenue will be recognized at that time.

The Company only applies the five-step model to contracts when it is probable that the entity will collect the consideration it is entitled to in exchange for the goods or services it transfers to the customer. Once a contract is determined to be within the scope of Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) 606 at contract inception, the Company reviews the contract to determine which performance obligations the Company must deliver and which of these performance obligations are distinct. The Company recognizes as revenues the amount of the transaction price that is allocated to the respective performance obligation when the performance obligation is satisfied or as it is satisfied. Generally, the Company's performance obligations are transferred to customers at a point in time, typically upon delivery.

Income Taxes

The Company follows Section 740-10-30 of the FASB ASC, which requires recognition of deferred tax assets and liabilities for the expected future tax consequences of events that have been included in the financial statements or tax returns. Under this method, deferred tax assets and liabilities are based on the differences between the financial statement and tax bases of assets and liabilities using enacted tax rates in effect for the fiscal year in which the differences are expected to reverse. Deferred tax assets are reduced by a valuation allowance to the extent management concludes it is more likely than not that the assets will not be realized. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the fiscal years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in the statements of operations in the period that includes the enactment date. Through December 31, 2020, the Company has an accumulated deficit. Due to uncertainty of realization for these losses, a full valuation allowance is expected. Accordingly, no provision has been made for federal income taxes in the accompanying financial statements.

Stock based compensation

The Company records stock-based compensation in accordance with the provisions of FASB ASC Topic 718, “Accounting for Stock Compensation,” which establishes accounting standards for transactions in which an entity exchanges its equity instruments for goods or services. In accordance with guidance provided under ASC Topic 718, the Company recognizes an expense for the fair value of its stock awards at the time of grant and the fair value of its outstanding stock options as they vest, whether held by employees or others. As of December 31, 2020 and 2019 there were 0 and 1,101,762 options outstanding, respectively. For the years ended December 31, 2020 and 2019, the Company recorded $355,534 and $518,663 in stock-based compensation expenses, respectively which is included within general and administrative expenses on the accompanying statements of operations.

Recently Adopted Accounting Pronouncements

On June 20, 2018, the Financial Accounting Standards Board, or FASB issued ASU 2018-07, Compensation—Stock Compensation (Topic 718): Improvements to Nonemployee Share-Based Payment Accounting. ASU 2018-07 is intended to reduce cost and complexity and to improve financial reporting for share-based payments to nonemployees (for example, service providers, external legal counsel, suppliers, etc.). Under the new standard, companies will no longer be required to value non-employee awards differently from employee awards. Meaning that companies will value all equity classified awards at their grant-date under ASC 718 and forgo revaluing the award after this date. The Company adopted ASU 2018-07 on January 1, 2019. The adoption of this standard did not have a material impact on the financial statements.

Financial Accounting Standards Board, or FASB, Accounting Standards Update, or ASU 2016-02 “Leases (Topic 842)”- In February 2016, the FASB issued ASU 2016-02, which will require lessees to recognize almost all leases on their balance sheet as a right-of-use asset and a lease liability. For income statement purposes, the FASB retained a dual model, requiring leases to be classified as either operating or finance. Classification will be based on criteria that are largely similar to those applied in current lease accounting, but without explicit bright lines. Lessor accounting is similar to the current model, but updated to align with certain changes to the lessee model and the new revenue recognition standard. This ASU is effective for fiscal years beginning after December 15, 2018, including interim periods within those fiscal years. The Company has adopted this guidance effective January 1, 2019. The Company currently has an occupancy lease with a one-year term and has elected to apply the short term lease exception.

The Company has implemented all new accounting pronouncements that are in effect. These pronouncements did not have any material impact on the financial statements unless otherwise disclosed, and the Company does not believe that there are any other new accounting pronouncements that have been issued that might have a material impact on its financial position or results of operations.

NOTE 3 – EXCHANGE AGREEMENT

On April 8, 2020, DTI Motion Corp (“DTIM”) along with Discovery Technology International, Inc., a Delaware corporation (“DTI”) and DTIM, Inc., a newly formed, wholly-owned subsidiary of DTIM (the “Merger- Sub”) entered into a merger agreement. The merger was considered effective on May 20, 2020. As part of the agreement the Merger-Sub merged with and into DTI with DTI surviving as a wholly-owned subsidiary of DTIM and all outstanding shares of the Company’s common stock (“DTI Common Stock”), Series A Preferred Stock (“DTI Series A Preferred Stock”), Series B Preferred Stock (“DTI Series B Preferred Stock”) and Series C Preferred Stock (“DTI Series C Preferred Stock”) and together with the DTI Company Common Stock, collectively, the “DTI Capital Stock”), automatically converted into shares of common stock of DTIM (“DTIM Common Stock”). In addition, all outstanding DTI stock options (“DTI Stock Options”) granted under DTI’s equity incentive plan (the “DTI EIP”) and common stock purchase warrants (“DTI Warrants”) were cancelled. Holders of such cancelled DTI Warrants received shares of DTIM Common Stock, all in consideration for and settlement of each holder’s cancellation of its DTI Warrants.

The merger has been accounted for as a reverse merger transaction, with DTI as the accounting acquirer and DTIM as the accounting acquiree. The acquisition of a private operating company (“DTI”) by a nonoperating shell company (“DTIM”) is considered in substance, a capital transaction rather than a business combination (or asset acquisition). That is, the transaction is a reverse recapitalization, equivalent to the issuance of shares by the private operating company for the net monetary assets of the shell company accompanied by a recapitalization. There is no goodwill or other intangible assets recognized.

NOTE 4 – PROPERTY, PLANT AND EQUIPMENT

Property, plant and equipment consisted of the following at December 31, 2020 and 2019:

	December 31,	December 31,
	2020	2019

Computer equipment	$4,164	$7,062
Machinery and equipment	121,433	92,630
Computer software	-	6,995
Leasehold improvements	5,000	-
Less: Accumulated depreciation	(38,855)	(29,387)
Total, net	$91,742	$77,300

Depreciation expense was $17,353 and $16,860 for the years ended December 31, 2020 and 2019, respectively.

NOTE 5 – ACCOUNTS PAYABLE AND ACCRUED EXPENSES

Accounts payable and accrued expenses as of December 31, 2020 and 2019, consisted of the following:

	December 31,	December 31,
	2020	2019

Accounts payable	$398,155	$46,542
Accrued payroll	997,410	147,131
Credit card payable	42,361	37,891
Accrued director fees	5,133	5,134
Accrued - other	1,417	-
Total	$1,444,476	$236,698

NOTE 6 – NOTES PAYABLE

In July 2020, Motion made an offering of convertible notes not to exceed approximately $2,400,000. In October, the Board authorized increasing the potential investment to not exceed $5,000,000. Unless earlier terminated by the Company, the offering shall terminate on April 30, 2021. These notes are payable by August 21, 2021, interest accruing at 10% per annum. At the completion of a qualifying investment, Motion, at its sole discretion may convert the loans and any accrued interest to common stock with a 120% multiplier on the value of the common stock in the qualifying investment. As of December 31, 2020, the carrying amount of these notes was $650,000 with accrued interest of $26,766.

NOTE 7 – PAYCHECK PROTECTION PROGRAM LOAN

In May 2020, DTI received a Paycheck Protection Program (PPP) loan under the terms of the CARES Act in the amount of $106,477 and an Economic Industry Disaster Loan (“EIDL”) of $5,000. The interest rate on the PPP loan is 1% fixed with a term of 24 months. DTI may apply for loan forgiveness.

NOTE 8 - EQUITY

On May 20, 2020 a merger was completed between Motion and DTI. The merger was approved by over 66% of all classes of stock for both Motion and DTI. Terms for the merger were included in a confidential term sheet. All common stock, preferred stock Series A, B and C, and warrants of DTI were converted. All DTI options were cancelled as of the merger date. See Footnote 3. The conversion ratio for the different classes of stock were agreed to by the shareholders in the merger. The conversion ratios were as follows:

Conversion ratio
DTI Pre-merger stockholders (Common Stock)	16.13
DTI Pre-merger stockholders (Series A)	5.76
DTI Pre-merger stockholders (Series B)	5.38
DTI Pre-merger stockholders Series B Exchange Warrants	16.13
DTI Pre-merger stockholders (Series C)	3.75
DTI Pre-merger stockholder Series C Exchange Warrants	8.06
Placement Agent Warrants	1.61

Common stock

After the merger and recapitalization on May 20, 2020, there were 10,000,000 shares issued and outstanding.

On June 10, 2020, 24,759 shares were issued for commission on the March 2020 investment in Motion. Inclusive of shares issued to preserve anti-dilution of 33,500, the total shares issued were 58,259. The shares were valued at $9,450.

As of December 31, 2020 and 2019, there were 10,058,259 and 7,678,535 shares issued and outstanding, respectively.

DTI Preferred stock

In 2019, there were 15,000,000 shares authorized as preferred stock, of which 2,766,317 are designated as Series A, 3,390,780 are designated as Series B and 5,742,903 designated as Series C. 3,100,000 shares have yet to be designated. At the merger all DTI preferred stock was converted to common stock of Motion.

Series C Preferred Stock

Between March 20, 2019 and December 9, 2019, DTI sold 1,327,254 shares of Series C Preferred Stock for $1,659,068. The Company received $1,439,993 in net proceeds after $219,075 in stock issuance costs. In connection with the sale, the holders received 1,327,254 Class A Warrants and 663,627 Class B Warrants. The amount of $1,659,068 was allocated among the instruments as follows: (i) $867,603 to Series C Preferred Stock, (ii) $561,559 to Class A Warrants, and (iii) $229,906 to Class B Warrants.

In connection with the Series C Preferred issuances, the Company issued 712,431 warrants to the Series B Preferred holders to make them whole. These warrants were valued at $349,078 and are recorded on the statement of operations under stock-based compensation. At the merger the Series C preferred stock and warrants were converted to common stock of Motion.

On February 20, 2020 DTI issued 80,000 shares of Series C Preferred Stock and 120,000 warrants for $100,000.

The Company has selected the Black-Scholes-Merton (“BSM”) valuation technique to fair value the warrants because it believes that this technique is reflective of all the inputs that market participants would likely consider in transactions involving warrants. Significant inputs and results arising from the BSM calculation are as follows:

	December 31, 2020	December 31, 2019
Underlying price	$1.25	$1.25
Contractual strike price	$1.25 - $3.00	$1.25 - $3.00
Contractual term to maturity	5.00 Years	5.00 Years
Market volatility:
Equivalent Volatility	83.36%	66.17% - 130.70%
Interest rate	1.37%	1.37% - 3.04%

At the merger, the Series C preferred stock and warrants were converted to common stock of Motion.

Equity Incentive Plan

On August 19, 2011, the Board of Directors adopted DTI’s “2011 Equity Incentive Plan” (the “Plan”) effective immediately.  The maximum number of options issuable under the Plan is 1,000,000 shares or additional amounts if needed under shareholder approval. The exercise price of the options granted under the plan is determined by the Board at its sole discretion. Options are exercisable over periods not exceeding ten years and vesting and exercisability is determined by the board at grant. The plan involves restricted stock and stock options. Stock options can be incentive stock options and non-qualified options.

During the year ended December 31, 2019, DTI granted a total of 105,000 options with an exercise prices of $1.25. The grant date value of these options was $104,550. Of the $104,550 in grant date fair value, $30,882 was recorded as stock-based compensation for the year ended December 31, 2019. Of the 880,000 options granted in 2018, $487,781 was recorded as stock-based compensation for the year ended December 31, 2019. The aggregate compensation expense for the year ended December 31, 2019 was $518,663. As of the merger date of May 20, 2020, all options were cancelled. As a result of the cancellation, the unvested portion of $311,979 was accelerated and the expense was charged in full immediately.

The Company selected the Black-Scholes-Merton (“BSM”) valuation technique to calculate the grant date fair values for the stock options because it believes that this technique is reflective of all the inputs that market participants would likely consider in transactions involving warrants. The inputs include the strike price, underlying price, term to expiration, volatility, and risk-free interest rate.

No options were outstanding as of December 31, 2020. At December 31, 2019 options outstanding were:

	Number of Options	Weighted Average Exercise Price	Weighted Average Remaining Contractual Life
Options Outstanding – January 1, 2019	1,060,000	$1.33	8.8 years
Issued	105,000	$1.32	10 years
Exercised	-
Expired
Forfeited	(63,238)	$1.91	6.9 years
Options Outstanding – December 31, 2019	1,101,762	$1.40	7.9 years
Issued	-
Exercised	-
Expired	-
Forfeited	-
Cancelled at merger date	(1,101,762)
Options Outstanding – December 31, 2020	-

Warrants

No warrants were outstanding for the Company at year end. The following table represents warrant activity for DTI as of and for the years ended December 31, 2020 and 2019:

	Number of Warrants	Weighted Average Exercise Price	Weighted Average Remaining Contractual Life
Warrants Outstanding – January 1, 2019	7,839,804	$1.85	4.0 years
Issued	2,119,553	$2.00	5.0 years
Exercised	-
Expired	-
Warrants Outstanding – December 31, 2019	9,959,357	$1.88	3.30 years
Issued	-
Exercised	-
Expired	-
Cancelled at merger date	(9,959,357)
Warrants Outstanding – December 31, 2020	-

NOTE 9 – COMMITMENTS AND CONTINGENCIES

During the normal course of business, the Company may be exposed to litigation. When the Company becomes aware of potential litigation, it evaluates the merits of the case in accordance with FASB ASC 450-20-50, Contingencies. The Company evaluates its exposure to the matter, possible legal or settlement strategies and the likelihood of an unfavorable outcome. If the Company determines that an unfavorable outcome is probable and can be reasonably estimated, it establishes the necessary accruals. As of December 31, 2020, the Company is not aware of any contingent liabilities that should be reflected in the financial statements.

The Company entered into employment agreements with its President and Chief Executive Officer as of March 15, 2020. Under the terms of these agreements the Company will be liable for severance and other payments under certain conditions. The employment agreements are for a period of 36 months and may be terminated by the Chief Executive Officer or President upon three months written notice.

The Company entered into a facilities’ lease on January 1, 2020 for a premise located at 6968 Professional Parkway East, Sarasota, FL 34240. The lease period is for one year. Under Topic 842, a short-term lease is a lease that, at the commencement date, has a ‘lease term’ of 12 months or less and does not include an option to purchase the underlying asset that the lessee is reasonably certain to exercise. Although short-term leases are in the scope of Topic 842, a simplified form of accounting is permitted. A lessee can elect, by class of underlying asset, not to apply the recognition requirements of Topic 842 and instead to recognize the lease payments as lease cost on a straight-line basis over the lease term. The Company has elected the short-term method to account for these leases. Total rent expense for the years ending December 31, 2020 and 2019 were $45,551 and $42,571, respectively, which are included in general and administrative expense within the accompanying statements of operations.

NOTE 10 – GOING CONCERN

The Company's financial statements are prepared using the generally accepted accounting principles applicable to a going concern, which contemplates the realization of assets and liquidation of liabilities in the normal course of business. At December 31, 2020 and December 31, 2019, the Company had $68,493 and $169,501 in cash and $1,987,853 and $43,264 in negative working capital, respectively.  For the years ended December 31, 2020 and 2019, the Company had a net loss of 2,803,029 and $1,857,633, respectively. Continued losses may adversely affect the liquidity of the Company in the future. In view of the matters described in the preceding paragraph, recoverability of a major portion of the recorded asset amounts shown in the accompanying balance sheets is dependent upon continued operations of the Company, which in turn is dependent upon the Company's ability to raise additional capital, obtain financing and to succeed in its future operations. The financial statements do not include any adjustments relating to the recoverability and classification of recorded asset amounts or amounts and classification of liabilities that might be necessary should the Company be unable to continue as a going concern.

NOTE 11 – INCOME TAXES

The Company adopted the provisions of uncertain tax positions as addressed in ASC 740-10-65-1. As a result of the implementation of ASC 740-10-65-1, the Company recognized no increase in the liability for unrecognized tax benefits. As of December 31, 2020 the Company had net operating loss carry forwards of approximately $13,178,237 that may be available to reduce future years’ taxable income in varying amounts through 2030. Future tax benefits which may arise as a result of these losses have not been recognized in these financial statements, as their realization is determined not likely to occur and accordingly, the Company has recorded a valuation allowance for the deferred tax asset relating to these tax loss carry-forwards.

The valuation allowance at December 31, 2020 was approximately $13,178,237. The net change in valuation allowance during the year ended December 31, 2020 was $(2,803,029). In assessing the realizability of deferred tax assets, management considers whether it is more likely than not that some portion or all of the deferred income tax assets will not be realized.

The components of the net deferred tax asset (liability) at December 31, 2020 and, 2019 and the statutory tax rate, the effective tax rate and the elected amount of the valuation allowance are indicated below:

	December 31,	December 31,
	2020	2019

Net operating loss carry-forward	$13,178,237	$10,375,208
Valuation Allowance	(13,178,237)	(10,375,208)
Net Deferred Tax Asset (Liability)	$-	$-

Income tax benefit resulting from applying statutory rates in jurisdictions in which we are taxed (Federal and State of Florida) differs from the income tax provision (benefit) in our financial statements. The following table reflects the reconciliation for the years ended December 31, 2020 and 2019:

	Year Ended December 31,
	2020	2019
Benefit at federal and statutory rate	(21)%	(21)%
Change in valuation allowance	21%	21%
Effective tax rate	0%	0%

NOTE 12 – SUBSEQUENT EVENTS

On January 19, 2021, the Company issued a 10% convertible note for $250,000. The note matures on August 21, 2021 and is convertible to Company common stock at a 120% multiplier of the conversion rate of a public or private placement of $1,000,000 or greater.

The Company changed its name from DTI Motion Corp. to Piezo Motion Corp. on February 1, 2021.

The Company entered into a lease agreement for office space located in Sarasota, Florida. The term of the lease is for a period of two years commencing on February 1, 2021 and ending on February 1, 2023. The rent is $6,530 per month for year 1, $6,726 per month for year 2 and $6,928 per month for year 3. The Company will account for the lease under ASC 842 whereby the operating lease right-of-use assets and liabilities are recognized at the present value of the future lease payments at the lease commencement date.

On January 19, 2021 and February 10, 2021 respectively, the Company issued 10% convertible notes for $250,000 each, for a total of $500,000.  The notes mature on August 21, 2021 and are convertible to Company common stock at a 120% multiplier of the conversion rate of a public or private placement of $1,000,000 or greater.

Piezo Motion Corp. (f/n/a DTI Motion Corp.) and Subsidiary

INTERIM CONSOLIDATED FINANCIAL STATEMENTS

FOR THE THREE MONTHS ENDED

MARCH 31, 2021

Consolidated Financial Statements

Piezo Motion Corp. (f/n/a DTI Motion Corp.) and Subsidiary

Piezo Motion Corp. (f/n/a DTI Motion Corp.) and Subsidiary

Consolidated Balance Sheets

	As of March 31, 2021	As of December 31, 2020
	(Unaudited)
Assets
Current assets
Cash and cash equivalents	$695,841	$68,943
Inventory	49,816	44,904
Advances to officers	13,617	7,542
Deposits and prepaid expenses	19,378	12,000
Total current assets	778,652	133,389

Fixed assets
Property, plant and equipment, net	106,531	91,742
Right of use asset	212,716	-
Total Assets	$1,097,899	$225,131

Liabilities & Stockholders’ Equity
Current liabilities
Accounts payable and accrued liabilities	$1,491,681	$1,444,476
Accrued interest	84,691	26,766
Note payable	1,969,982	650,000
Lease liability	66,224	-
Total current liabilities	3,612,578	2,121,242

Paycheck protection loan	-	111,477
Lease liability, non-current	146,913	-
Total Liabilities	3,759,491	2,232,719

Commitments and contingencies

Stockholders’ Equity
Common stock, $0.0001 par value; 60,000,000 shares authorized; 10,058,259 shares issued and outstanding at March 31, 2021 and December 31, 2020, respectively	1,006	1,006
Additional paid in capital	11,169,643	11,169,643
Accumulated deficit	(13,832,241)	(13,178,237)
Total Stockholders’ Equity	(2,661,592)	(2,007,588)
Total Liabilities and Stockholders’ Equity	$1,097,899	$225,131

See accompanying notes to the unaudited financial statements.

Piezo Motion Corp. (f/n/a DTI Motion Corp.) and Subsidiary

Consolidated Statements of Operations

	For the three months ended
	March 31,
	2021	2020

Revenue	$1,475	$18,481

Cost of sales	575	10,588

Gross profit	900	7,893

General and administrative corporate expenses:
General and administrative expenses	349,335	190,085
Personnel expenses	287,537	116,698
Research and development	53,328	51,317
Sales and marketing expenses	12,924	-
Depreciation expense	5,333	1,221
Total general and administrative corporate expenses	708,457	359,321

Loss from operations	(707,557)	(351,428)

Other income (expense):
Gain on forgiveness of paycheck protection loan	112,338	-
Interest expense	(58,785)	(621)
Total other income (expense)	53,553	(621)

Net loss	$(654,004)	$(352,049)

Basic and diluted earnings per share on net loss	$(0.07)	$(0.05)

Weighted average shares outstanding - basic and diluted	10,058,259	7,678,535

Piezo Motion Corp. (f/n/a DTI Motion Corp.) and Subsidiary

Consolidated Statement of Changes in Stockholders’ Equity

From January 1, 2021 through March 31, 2021

			Additional Paid in	Accumulated
	Common Stock		Capital	Deficit	Total
	Shares	Amount
Balance December 31, 2020	10,058,259	$1,006	$11,169,643	$(13,178,237)	$(2,007,588)

Net loss	-	-	-	(654,004)	(654,004)

Balance March 31, 2021	10,058,259	$1,006	$11,169,643	$(13,832,241)	$(2,661,592)

See accompanying notes to the financial statements.

Piezo Motion Corp. (f/n/a DTI Motion Corp.) and Subsidiary

Consolidated Statement of Changes in Stockholders’ Deficit

From January 1, 2020 through March 31, 2020

									Additional
	Series A Preferred Stock		Series B Preferred Stock		Series C Preferred Stock		Common Stock		Paid in Capital	Accumulated Deficit	Total
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Balance December 31, 2019	2,766,317	$277	2,424,265	$242	5,070,157	$507	7,678,535	$768	$10,407,450	$(10,375,208)	$34,036

Sale of Series C Preferred Stock	-	-	-	-	80,000	8	-	-	53,456	-	53,464

Warrants issued in connection with the sale of Series C Preferred Stock	-	-	-	-	-	-	-	-	46,536	-	46,536

Net loss	-	-	-	-	-	-	-	-	-	(352,049)	(352,049)

Balance March 31, 2020	2,766,317	$277	2,424,265	$242	5,150,157	$515	7,678,535	$768	$10,507,442	$(10,727,257)	$(218,013)

See accompanying notes to the financial statements.

Piezo Motion Corp. (f/n/a DTI Motion Corp.) and Subsidiary

Consolidated Statements of Operations

	For the three months ended
	March 31,
	2021	2020

Cash Flows from Operating Activities
Net Loss	$(654,004)	$(352,049)

Adjustments to reconcile net loss to net cash used by operating activities:
Depreciation	5,333	1,221
Gain on forgiveness of paycheck protection loan	(112,338)	-
Amortization of right of use asset	421	-
Changes in operating assets & liabilities
Accounts receivable	-	(12,000)
Inventory	(4,912)	(471)
Officer advances	(6,075)	2,705
Deposits and prepaid expenses	(7,378)	-
Accounts payable and accrued liabilities	47,205	91,364
Accrued interest	58,786	-
Net cash used by operating activities	(672,962)	(269,230)

Cash Flows from Investing Activities
Cash paid for property, plant and equipment	(20,122)	-
Net cash used by investing activities	(20,122)	-

Cash Flows from Financing Activities
Proceeds from notes payable	1,319,982	-
Proceeds from issuance of Series C Preferred Stock	-	100,000
Net cash provided by financing activities	1,319,982	100,000

Increase in cash and cash equivalents	626,898	(169,230)

Cash and cash equivalents at beginning of period	68,943	169,501

Cash and cash equivalents at end of period	$695,841	$271

Supplemental Cash Flow Information
Cash paid for interest	$-	$-
Cash paid for income taxes	$-	$-

See accompanying notes to the financial statements.

PIEZO MOTION CORP. (F/N/A DTI MOTION CORP.) AND SUBSIDIARY

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

MARCH 31, 2021

NOTE 1 - ORGANIZATION AND NATURE OF BUSINESS

Piezo Motion Corp., formerly known as DTI Motion Corp. (“Motion or “the Company”) was formed as a Delaware corporation on January 24, 2020. The initial shareholding was set up on March 15, 2020 and a share offering was made at the end of March, 2020. On March 27, 2020, Motion entered into a secured, short-term loan in an amount up to $249,000 to Discovery Technology International, Inc. (“DTI”) for the purpose of funding of operations. The loan maturity was April 27, 2020. DTI was unable to repay the loan and the shareholders authorized a merger between Motion (legal acquirer) and DTI (accounting acquirer) which was completed on May 20, 2020. See Note 3 for further details on the share exchange.

DTI’s office is located in Sarasota, Florida. DTI is a company focused on the ultrasonic standing wave-type piezo motor technology for rotary and linear motion. DTI has experience in the research and development, as well as the manufacturing, of piezo motors for high-tech industries across the globe.

The Company changed its name from DTI Motion Corp. to Piezo Motion Corp. on February 1, 2021.

NOTE 2 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The significant accounting policies of the Company are as follows:

Basis of Presentation and Consolidation

The Company has one wholly-owned subsidiary: Discovery Technology International, Inc. (“DTI”). The consolidated financial statements, which include the accounts of the Company and its wholly-owned subsidiary, are prepared in conformity with generally accepted accounting principles in the United States of America (U.S. GAAP). All significant intercompany balances and transactions have been eliminated. The consolidated financial statements, which include the accounts of the Company and its wholly-owned subsidiary, and related disclosures, have been prepared pursuant to the rules and regulations of the Securities and Exchange Commission (“SEC”). The Financial Statements have been prepared using the accrual basis of accounting in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and presented in US dollars. The year end is December 31.

Use of Estimates

Management uses estimates and assumptions in preparing financial statements. Those estimates and assumptions affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities, and the reported revenues and expenses. Actual results could differ from these estimates and assumptions.

Cash and Cash Equivalents

The Company considers all highly liquid investments with a maturity of three months or less when purchased to be cash equivalents. The Company maintains deposits primarily in one financial institution, which may at times exceed amounts covered by insurance provided by the U.S. Federal Deposit Insurance Corporation (“FDIC”). The Company has not experienced any losses related to amounts in excess of FDIC limits.

Fair Value of Financial Instruments

The Company measures assets and liabilities at fair value based on an expected exit price as defined by the authoritative guidance on fair value measurements, which represents the amount that would be received on the sale of an asset or paid to transfer a liability, as the case may be, in an orderly transaction between market participants. As such, fair value may be based on assumptions that market participants would use in pricing an asset or liability. The authoritative guidance on fair value measurements establishes a consistent framework for measuring fair value on either a recurring or nonrecurring basis whereby inputs, used in valuation techniques, are assigned a hierarchical level.

The following are the hierarchical levels of inputs to measure fair value:

●	Level 1 – Observable inputs that reflect quoted market prices in active markets for identical assets or liabilities.

●	Level 2 – Inputs reflect quoted prices for identical assets or liabilities in markets that are not active; quoted prices for similar assets or liabilities in active markets; inputs other than quoted prices that are observable for the assets or liabilities; or inputs that are derived principally from or corroborated by observable market data by correlation or other means.

●	Level 3 – Unobservable inputs reflecting the Company’s assumptions incorporated in valuation techniques used to determine fair value. These assumptions are required to be consistent with market

The carrying amounts of the Company’s financial assets and liabilities, such as cash and cash equivalents, accounts receivable, accounts payable, accrued expenses and interest, certain notes payable, approximate their fair values because of the short maturity of these instruments. The Company accounts for its equity instruments (such as warrants and stock-based compensation) at fair value.

Property, Plant and Equipment

Property, plant and equipment are carried at cost. Depreciation is provided on the straight-line method over the assets estimated service lives. Expenditures for maintenance and repairs are charged to expense in the period in which they are incurred, and betterments are capitalized. The cost of assets sold or abandoned and the related accumulated depreciation are eliminated from the accounts and any gains or losses are reflected in the accompanying statements of operations of the respective period. The estimated useful lives range from 3 to 7 years.

Revenue Recognition

The Company recognizes revenue in accordance with Accounting Standards Update (“ASU”) 2014-09, “Revenue from contracts with customers,” (Topic 606). Revenue is recognized when a customer obtains control of promised goods or services. In addition, the standard requires disclosure of the nature, amount, timing, and uncertainty of revenue and cash flows arising from contracts with customers. The amount of revenue that is recorded reflects the consideration that the Company expects to receive in exchange for those goods. The Company applies the following five-step model in order to determine this amount: (i) identification of the promised goods in the contract; (ii) determination of whether the promised goods are performance obligations, including whether they are distinct in the context of the contract; (iii) measurement of the transaction price, including the constraint on variable consideration; (iv) allocation of the transaction price to the performance obligations; and (v) recognition of revenue when (or as) the Company satisfies each performance obligation. The Company’s main revenue stream is from product sales. The performance obligation associated with a typical product sale will be satisfied upon shipment to the customer, and the revenue will be recognized at that time.

The Company only applies the five-step model to contracts when it is probable that the entity will collect the consideration it is entitled to in exchange for the goods or services it transfers to the customer. Once a contract is determined to be within the scope of Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) 606 at contract inception, the Company reviews the contract to determine which performance obligations the Company must deliver and which of these performance obligations are distinct. The Company recognizes as revenues the amount of the transaction price that is allocated to the respective performance obligation when the performance obligation is satisfied or as it is satisfied. Generally, the Company’s performance obligations are transferred to customers at a point in time, typically upon delivery.

Income Taxes

The Company follows Section 740-10-30 of the FASB ASC, which requires recognition of deferred tax assets and liabilities for the expected future tax consequences of events that have been included in the financial statements or tax returns. Under this method, deferred tax assets and liabilities are based on the differences between the financial statement and tax bases of assets and liabilities using enacted tax rates in effect for the fiscal year in which the differences are expected to reverse. Deferred tax assets are reduced by a valuation allowance to the extent management concludes it is more likely than not that the assets will not be realized. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the fiscal years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in the statements of operations in the period that includes the enactment date. Through March 31, 2021, the Company has an accumulated deficit. Due to uncertainty of realization for these losses, a full valuation allowance is expected. Accordingly, no provision has been made for federal income taxes in the accompanying financial statements.

Stock based compensation

The Company records stock-based compensation in accordance with the provisions of FASB ASC Topic 718, “Accounting for Stock Compensation,” which establishes accounting standards for transactions in which an entity exchanges its equity instruments for goods or services. In accordance with guidance provided under ASC Topic 718, the Company recognizes an expense for the fair value of its stock awards at the time of grant and the fair value of its outstanding stock options as they vest, whether held by employees or others. As of March 31, 2021 and December 31, 2020 there were 0 options outstanding, respectively.

Recently Adopted Accounting Pronouncements

On June 20, 2018, the Financial Accounting Standards Board, or FASB issued ASU 2018-07, Compensation—Stock Compensation (Topic 718): Improvements to Nonemployee Share-Based Payment Accounting. ASU 2018-07 is intended to reduce cost and complexity and to improve financial reporting for share-based payments to nonemployees (for example, service providers, external legal counsel, suppliers, etc.). Under the new standard, companies will no longer be required to value non-employee awards differently from employee awards. Meaning that companies will value all equity classified awards at their grant-date under ASC 718 and forgo revaluing the award after this date. The Company adopted ASU 2018-07 on January 1, 2019. The adoption of this standard did not have a material impact on the financial statements.

Financial Accounting Standards Board, or FASB, Accounting Standards Update, or ASU 2016-02 “Leases (Topic 842)”- In February 2016, the FASB issued ASU 2016-02, which will require lessees to recognize almost all leases on their balance sheet as a right-of-use asset and a lease liability. For income statement purposes, the FASB retained a dual model, requiring leases to be classified as either operating or finance. Classification will be based on criteria that are largely similar to those applied in current lease accounting, but without explicit bright lines. Lessor accounting is similar to the current model, but updated to align with certain changes to the lessee model and the new revenue recognition standard. This ASU is effective for fiscal years beginning after December 15, 2018, including interim periods within those fiscal years. The Company has adopted this guidance effective January 1, 2019. The Company currently has an occupancy lease with a one-year term and has elected to apply the short term lease exception.

The Company has implemented all new accounting pronouncements that are in effect. These pronouncements did not have any material impact on the financial statements unless otherwise disclosed, and the Company does not believe that there are any other new accounting pronouncements that have been issued that might have a material impact on its financial position or results of operations.

NOTE 3 – EXCHANGE AGREEMENT

On April 8, 2020, Piezo Motion Corp (“Motion”) along with Discovery Technology International, Inc., a Delaware corporation (“DTI”) and DTIM, Inc., a newly formed, wholly-owned subsidiary of DTIM (the “Merger- Sub”) entered into a merger agreement. The merger was considered effective on May 20, 2020. As part of the agreement the Merger-Sub merged with and into DTI with DTI surviving as a wholly-owned subsidiary of Motion and all outstanding shares of the Company’s common stock (“DTI Common Stock”), Series A Preferred Stock (“DTI Series A Preferred Stock”), Series B Preferred Stock (“DTI Series B Preferred Stock”) and Series C Preferred Stock (“DTI Series C Preferred Stock”) and together with the DTI Company Common Stock, collectively, the “DTI Capital Stock”), automatically converted into shares of common stock of DTIM (“DTIM Common Stock”). In addition, all outstanding DTI stock options (“DTI Stock Options”) granted under DTI’s equity incentive plan (the “DTI EIP”) and common stock purchase warrants (“DTI Warrants”) were cancelled. Holders of such cancelled DTI Warrants received shares of Motion Common Stock, all in consideration for and settlement of each holder’s cancellation of its DTI Warrants.

The merger has been accounted for as a reverse merger transaction, with DTI as the accounting acquirer and Motion as the accounting acquiree. The acquisition of a private operating company (“DTI”) by a nonoperating shell company (“Motion”) is considered in substance, a capital transaction rather than a business combination (or asset acquisition). That is, the transaction is a reverse recapitalization, equivalent to the issuance of shares by the private operating company for the net monetary assets of the shell company accompanied by a recapitalization. There is no goodwill or other intangible assets recognized.

NOTE 4 – PROPERTY, PLANT AND EQUIPMENT

Property, plant and equipment consisted of the following at March 31, 2021 and December 31, 2020:

	March 31,	December 31,
	2021	2020

Computer equipment	$4,164	$4,164
Machinery and equipment	135,740	121,433
Computer software	-	-
Leasehold improvements	10,815	5,000
Less: Accumulated depreciation	(44,188)	(38,855)
Total, net	$106,531	$91,742

Depreciation expense was $5,333 and $1,221 for the three months ended March 31, 2021 and 2020, respectively.

NOTE 5 – ACCOUNTS PAYABLE AND ACCRUED EXPENSES

Accounts payable and accrued expenses as of March 31, 2020 and December 31, 2020, consisted of the following:

	March 31,	December 31,
	2021	2020

Accounts payable	$328,626	$398,155
Accrued payroll	1,099,050	997,410
Credit card payable	58,872	42,361
Accrued director fees	5,133	5,133
Accrued - other	-	1,417
Total	$1,491,681	$1,444,476

NOTE 6 – NOTES PAYABLE

In July 2020, Motion made an offering of convertible notes not to exceed approximately $2,400,000. In October, the Board authorized increasing the potential investment to not exceed $5,000,000. Unless earlier terminated by the Company, the offering shall terminate on April 30, 2021. These notes are payable by August 21, 2021, interest accruing at 10% per annum. At the completion of a qualifying investment, Motion, at its sole discretion may convert the loans and any accrued interest to common stock with a 120% multiplier on the value of the common stock in the qualifying investment. As of March 31, 2021 and December 31, 2020, the carrying amount of these notes was $1,969,982 and $650,000, respectively with accrued interest of $84,691 and $26,766, respectively.

NOTE 7 – PAYCHECK PROTECTION PROGRAM LOAN

In May 2020, DTI received a Paycheck Protection Program (PPP) loan under the terms of the CARES Act in the amount of $106,477 and an Economic Industry Disaster Loan (“EIDL”) of $5,000. The interest rate on the PPP loan is 1% fixed with a term of 24 months. DTI applied for and was granted loan forgiveness. As a result, DTI recorded a gain on forgiveness of PPP loan in the amount of $112,338.

NOTE 8 - EQUITY

On May 20, 2020 a merger was completed between Motion and DTI. The merger was approved by over 66% of all classes of stock for both Motion and DTI. Terms for the merger were included in a confidential term sheet. All common stock, preferred stock Series A, B and C, and warrants of DTI were converted. All DTI options were cancelled as of the merger date. See Footnote 3. The conversion ratio for the different classes of stock were agreed to by the shareholders in the merger. The conversion ratios were as follows:

Conversion ratio
DTI Pre-merger stockholders (Common Stock)	16.13
DTI Pre-merger stockholders (Series A)	5.76
DTI Pre-merger stockholders (Series B)	5.38
DTI Pre-merger stockholders Series B Exchange Warrants	16.13
DTI Pre-merger stockholders (Series C)	3.75
DTI Pre-merger stockholder Series C Exchange Warrants	8.06
Placement Agent Warrants	1.61

Common stock

After the merger and recapitalization on May 20, 2020, there were 10,000,000 shares issued and outstanding.

On June 10, 2020, 24,759 shares were issued for commission on the March 2020 investment in Motion. Inclusive of shares issued to preserve anti-dilution of 33,500, the total shares issued were 58,259. The shares were valued at $9,450.

As of March 31, 2021 and December 31, 2020, there were 10,058,259 shares issued and outstanding.

NOTE 9 – COMMITMENTS AND CONTINGENCIES

During the normal course of business, the Company may be exposed to litigation. When the Company becomes aware of potential litigation, it evaluates the merits of the case in accordance with FASB ASC 450-20-50, Contingencies. The Company evaluates its exposure to the matter, possible legal or settlement strategies and the likelihood of an unfavorable outcome. If the Company determines that an unfavorable outcome is probable and can be reasonably estimated, it establishes the necessary accruals. As of December 31, 2020, the Company is not aware of any contingent liabilities that should be reflected in the financial statements.

The Company entered into employment agreements with its President and Chief Executive Officer as of March 15, 2020. Under the terms of these agreements the Company will be liable for severance and other payments under certain conditions. The employment agreements are for a period of 36 months and may be terminated by the Chief Executive Officer or President upon three months written notice.

The Company entered into a facilities’ lease on January 1, 2020 for a premise located at 6968 Professional Parkway East, Sarasota, FL 34240. The lease period is for one year. Under Topic 842, a short-term lease is a lease that, at the commencement date, has a ‘lease term’ of 12 months or less and does not include an option to purchase the underlying asset that the lessee is reasonably certain to exercise. Although short-term leases are in the scope of Topic 842, a simplified form of accounting is permitted. A lessee can elect, by class of underlying asset, not to apply the recognition requirements of Topic 842 and instead to recognize the lease payments as lease cost on a straight-line basis over the lease term. The Company has elected the short-term method to account for these leases.

NOTE 10 – GOING CONCERN

The Company’s financial statements are prepared using the generally accepted accounting principles applicable to a going concern, which contemplates the realization of assets and liquidation of liabilities in the normal course of business. At March 31, 2021 and December 31, 2020, the Company had $695,841 and $68,493 in cash and $2,833,926 and $1,987,853 in negative working capital, respectively.  For the three months ended March 31, 2021 and 2020, the Company had a net loss of $654,004 and $352,049, respectively. Continued losses may adversely affect the liquidity of the Company in the future. In view of the matters described in the preceding paragraph, recoverability of a major portion of the recorded asset amounts shown in the accompanying balance sheets is dependent upon continued operations of the Company, which in turn is dependent upon the Company’s ability to raise additional capital, obtain financing and to succeed in its future operations. The financial statements do not include any adjustments relating to the recoverability and classification of recorded asset amounts or amounts and classification of liabilities that might be necessary should the Company be unable to continue as a going concern.

NOTE 11 – OPERATING LEASE RIGHT-OF-USE ASSET AND OPERATING LEASE LIABILITY

The Company leases 3,562 square feet of office space located at The Cannon Building at 6710 Professional Parkway West, Sarasota, FL 34240. The Company entered into a third party lease agreement commencing on February 1, 2021 through February 1, 2024 with a base rent of $6,530 per month for year 1, $6,726 for year 2 and $6,928 for year 3.

Operating lease right-of-use assets and liabilities are recognized at the present value of the future lease payments at the lease commencement date. The interest rate used to determine the present value is our incremental borrowing rate, estimated to be 10%, as the interest rate implicit in most of our leases is not readily determinable. Operating lease expense is recognized on a straight-line basis over the lease term. During the three months ended March 31, 2021, the Company recorded $14,331 as operating lease expense which is included in general and administrative expenses on the statements of operations.

Right-of- use assets are summarized below:

March 31, 2021
Office lease	$223,481
Less: accumulated amortization	(10,765)
Right-of-use assets, net	$212,716

Operating lease liabilities are summarized below:

March 31, 2021
Office lease	$213,137
Less: current portion	(66,224)
Long term portion	$146,913

Maturity of lease liabilities are as follows:

Year ending December 31, 2021	$62,593
Year ending December 31, 2022	85,753
Year ending December 31, 2023	88,326
Year ending December 31, 2024	7,378
244,050
Less: imputed interest	(30,913)
Lease liability	$213,137

NOTE 12 – RELATED PARTY TRANSACTIONS

The Company reimbursed $39,600 of rent paid by the CEO, Hassan Kotob, for an office rented by a company he controls. The rent is paid to a third-party rental agency. Piezo Motion is not a party to the lease; however, the space has been used extensively for Company business since April 2020.

NOTE 13 – SUBSEQUENT EVENTS

On June 11, 2021 and June 28, 2021 respectively, the Company issued 10% convertible notes for $500,000 and $1,000,000, for a total of $1,500,000. The notes mature on August 12, 2021. They are convertible to common stock at a 120% multiplier of the conversion rate of a public or private placement of $1,000,000 or greater.

On June 11, 2021, the Company entered into an Agreement and Plan of Merger and Reorganization with Brain Scientific, Inc., a Nevada Corporation, and BRSF Acquisition, Inc., a Delaware Corporation. The merger was unanimously approved by the Board of Directors and consented to by the majority of shareholders.

Appendix A

AGREEMENT AND PLAN OF MERGER AND REORGANIZATION

Among

BRAIN SCIENTIFIC INC., a Nevada corporation,

BRSF ACQUISITION INC., a Delaware corporation,

And

PIEZO MOTION CORP., a Delaware corporation

June 11, 2021

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ARTICLE III	REPRESENTATIONS AND WARRANTIES OF THE PARENT AND THE ACQUISITION SUBSIDIARY	14
3.1	Organization, Qualification and Corporate Power	14
3.2	Capitalization	15
3.3	Authorization of Transaction	15
3.4	Noncontravention	16
3.5	Subsidiaries	16
3.6	SEC Reports and Prior Registration Statement Matters	17
3.7	Compliance with Laws	17
3.8	Financial Statements	17
3.9	Absence of Certain Changes	18
3.10	Undisclosed Liabilities	18
3.11	Off-Balance Sheet Arrangements	18
3.12	Tax Matters	18
3.13	Assets	19
3.14	Owned Real Property	19
3.15	Real Property Leases	19
3.16	Contracts	19
3.17	Accounts Receivable	20
3.18	Powers of Attorney	20
3.19	Insurance	20
3.20	Warranties	20
3.21	Litigation	20
3.22	Employees	20
3.23	Employee Benefits	21
3.24	Environmental Matters	21
3.25	Permits	21
3.26	Certain Business Relationships with Affiliates	21
3.27	Tax-Free Reorganization	22
3.28	Transfer	22
3.29	Brokers’ Fees	22
3.30	Disclosure	22
3.31	Interested Party Transactions	22
3.32	Duty to Make Inquiry	23
3.33	Accountants	23
3.34	Minute Books	23
3.35	Board Action	23
3.36	Takeover Laws	23
3.37	No Additional Representations	24
3.38	Intellectual Property	24
3.39	International Trade; Anti-Corruption	25

ARTICLE IV	COVENANTS	25
4.1	Closing Efforts	25
4.2	Governmental and Thirty-Party Notices and Consents	25
4.3	8-K	26
4.4	Operation of Company Business	26
4.5	Access to Company Information	27
4.6	Operation of Parent Business	27
4.7	Access to Parent Information	28
4.8	Expenses	29
4.9	Indemnification	29

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4.10	Quotation of Parent Common Stock	29
4.11	D&O Insurance	29
4.12	Transfer	29
4.13	Directors and Officers of Parent	29
4.14	Assignment and Assumption Agreement	30
4.15	Information Provided to Stockholders	30
4.16	Issuance of Stock Options and Additional Payments	30
4.17	Note Offering	31
4.18	Company Financial Statements	31

ARTICLE V	CONDITIONS TO CONSUMMATION OF MERGER	31
5.1	Conditions to Each Party’s Obligations	31
5.2	Conditions to Obligations of the Parent and the Acquisition Subsidiary	31
5.3	Conditions to Obligations of the Company	32

ARTICLE VI	DEFINITIONS	34

ARTICLE VIII	TERMINATION	36
7.1	Termination by Mutual Agreement	36
7.2	Termination for Failure to Close	36
7.3	Termination by Operation of Law	36
7.4	Termination for Failure to Perform Covenants or Conditions	36
7.5	Effect of Termination or Default; Remedies	37
7.6	Remedies; Specific Performance	37

ARTICLE VIII	MISCELLANEOUS	37
8.1	Press Releases and Announcements	37
8.2	No Third-Party Beneficiaries	37
8.3	Entire Agreement	37
8.4	Succession and Assignment	37
8.5	Counterparts and Facsimile Signature	37
8.6	Headings	37
8.7	Notices	38
8.8	Governing Law	38
8.9	Amendments and Waivers	38
8.10	Severability	38
8.11	Submission to Jurisdiction	39
8.12	Waiver of Jury Trial	39
8.13	Survival	39
8.14	Construction	39

EXHIBITS

Exhibit A - Form of Securities Purchase Agreement

Exhibit B - Form of Assignment and Assumption Agreement

SCHEDULES

Schedule A – [Intentionally Omitted]

Schedule B - Company Disclosure Schedule

Schedule C - Parent Disclosure Schedule

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AGREEMENT AND PLAN OF MERGER AND REORGANIZATION

AGREEMENT AND PLAN OF MERGER AND REORGANIZATION (this “Agreement”), dated as of June 11, 2021(the “Signing Date”), by and among Brain Scientific Inc., a Nevada corporation (the “Parent”), BRSF Acquisition Inc., a Delaware corporation (the “Acquisition Subsidiary”) and Piezo Motion Corp., a Delaware corporation (the “Company”). The Parent, the Acquisition Subsidiary and the Company are each a “Party” and referred to collectively herein as the “Parties.”

WHEREAS, this Agreement contemplates a merger of the Acquisition Subsidiary with and into the Company, with the Company remaining as the surviving entity after the merger (the “Merger”), whereby the stockholders of the Company will receive shares of Parent’s Common Stock (as defined below) in exchange for their capital stock of the Company; and

WHEREAS, simultaneously with the closing of the Merger, the Parent will have a first closing of a private placement offering (the “Private Placement Offering”) of at least $5.0 million in units, including any interim bridge financing raised by either Company or Parent that is convertible into the Private Placement Offering, consisting of a 10% convertible promissory note with one year maturity dates (the “Notes”) and common stock purchase warrants upon the terms and subject to the conditions of a separate securities purchase agreement substantially in the form of Exhibit A attached hereto (the “Securities Purchase Agreement”); and

WHEREAS, simultaneously with the closing and as a condition to the Merger, the Parent shall transfer all of the Parent’s operating assets and liabilities (the “Transfer”) to MemoryMD, Inc., a Delaware corporation and a wholly owned subsidiary of the Parent (“MemoryMD”) so that immediately following the closing of the Merger, Parent will be a holding company with, in addition to any current subsidiaries of the Parent, two direct wholly owned subsidiaries, namely, the Company and MemoryMD. The terms and conditions of the Transfer are set forth in the assignment and assumption agreement (the “Assignment and Assumption Agreement”), in form and substance customary and usual to consummate the Transfer as agreed to in good faith by the Parent and the Company prior to the Closing (as defined below); and

WHEREAS, the Parent, the Acquisition Subsidiary and the Company intend for the Merger to qualify as a “reorganization” under Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”), and that this Agreement constitute a “plan of reorganization” within the meaning of Sections 1.368-2(g) and 1.368-3(a) of the United States Treasury Regulations.

NOW, THEREFORE, in consideration of the representations, warranties and covenants herein contained, and for other good and valuable consideration, the receipt, adequacy and sufficiency of which are hereby acknowledged, the Parties hereto, intending legally to be bound, agree as follows:

ARTICLE I

THE MERGER

1.1 The Merger. Upon and subject to the terms and conditions set forth in this Agreement, the Acquisition Subsidiary shall merge with and into the Company at the Effective Time (as defined below). From and after the Effective Time, the separate corporate existence of the Acquisition Subsidiary shall cease and the Company shall continue as the surviving corporation in the Merger (the “Surviving Corporation”). The “Effective Time” shall be the time at which a certificate of merger in proper form and duly executed, reflecting the Merger (the “Certificate of Merger”) pursuant to Section 251(c) of General Corporation Law of the State of Delaware (the “Delaware Act”) is filed with the Secretary of State of the State of Delaware. The Merger shall have the effects set forth herein and in the applicable provisions of the Delaware Act.

1.2 The Closing. The closing of the transactions contemplated by this Agreement (the “Closing”) shall take place at the offices of Lucosky Brookman LLP, in Woodbridge, New Jersey, commencing at 10:00 a.m. local time (or such other place and time as is mutually agreed to by the Parties) on July 30, 2021, or, if all of the conditions to the obligations of the Parties to consummate the transactions contemplated hereby have not been satisfied or waived by such date, on such mutually agreeable later date as soon as practicable (and in any event not later than three (3) Business Days) after the satisfaction or waiver of all conditions (excluding the delivery of any documents to be delivered at the Closing by any of the Parties) set forth in Article V hereof (the “Closing Date”). As used in this Agreement, the term “Business Day” means any day other than a Saturday, a Sunday or a day on which banks in the state of New York are required or authorized by applicable Law to close.

1.3 Actions at the Closing. At the Closing:

(a) the Company shall deliver or cause to be delivered to the Parent and the Acquisition Subsidiary the various certificates, instruments and documents pursuant to Sections 5.1 and 5.2;

(b) the Parent, the Memory MD and the Acquisition Subsidiary shall deliver or cause to be delivered to the Company the various certificates, instruments and documents pursuant to Sections 5.1 and 5.3;

(c) the Surviving Corporation shall file the Certificate of Merger with the Secretary of State of the State of Delaware;

(d) the Parent shall have completed the Private Placement Offering upon the terms and subject to the conditions of the Securities Purchase Agreement;

(e) the Parent shall have delivered to the Company the Parent Disclosure Schedule;

(f) the Company shall have delivered to the Parent the Company Disclosure Schedule; and

(g) the Company shall have delivered or caused to be delivered to the Parent customary investor questionnaires, in form acceptable to the Parent, completed by each of the Company’s stockholders, which are necessary for the Parent to determine whether each of the Company’s stockholders are “accredited investors”.

1.4 Additional Actions. If at any time after the Effective Time the Surviving Corporation or Parent shall consider or be advised that any deeds, bills of sale, assignments or assurances or any other acts or things are necessary, desirable or proper (a) to vest, perfect or confirm, of record or otherwise, in the Surviving Corporation or Parent, its right, title or interest in, to or under any of the rights, privileges, powers, franchises, properties or assets of either the Company or the Acquisition Subsidiary or (b) otherwise to carry out the purposes of this Agreement, the Surviving Corporation, Parent and its officers and directors or their designees shall be authorized (to the fullest extent allowed under applicable Law) to execute and deliver, in the name and on behalf of either the Company, Parent or the Acquisition Subsidiary, as the case may be, all such deeds, bills of sale, assignments and assurances and do, in the name and on behalf of the Company, Parent or the Acquisition Subsidiary, as the case may be, all such other acts and things necessary, desirable or proper to vest, perfect or confirm its right, title or interest in, to or under any of the rights, privileges, powers, franchises, properties or assets of the Company, Parent or the Acquisition Subsidiary, as applicable, and otherwise to carry out the purposes of this Agreement.

1.5 Conversion of Company and Acquisition Subsidiary Securities. At the Effective Time, by virtue of the Merger and without any action on the part of any Party or the holder of any of the following securities:

(a) Each share of common stock, par value $0.0001 per share, of the Company (“Company Stock” or “Company Common Stock”) issued and outstanding immediately prior to the Effective Time (other than Dissenting Shares (as defined below), all of which shall be owned by “accredited investors” as such term is defined in Rule 501(a) under the Securities Act of 1933, as amended (“Securities Act”), or owned by non-“US Persons”, as such term is defined in Regulation S under the Securities Act (other than up to 35 holders who are not accredited investors), shall be converted into and represent the right to receive (subject to the provisions of Section 1.6), that certain number of shares of Parent’s Common Stock, $0.001 par value per share (“Parent Common Stock”) as calculated by the 50% Calculation. The number of shares of Parent Common Stock (including Dissenting Shares), subject to adjustment as necessary due to rounding as set forth in Section 1.7 and as calculated by the 50% Calculation, shall be issuable to the stockholders of record of the Company outstanding immediately prior to the Effective Time (the “Company Stockholders”) in connection with the Merger (such shares of Parent Common Stock, the “Merger Shares”). For the avoidance of doubt, immediately following the Effective Time and the implementation of the Transfer, as of such time and without giving effect to the Private Placement Offering, the number of shares comprising the Merger Shares will be equal to the number of shares resulting from the 50% Calculation. The “50% Calculation” shall be determined as follows: (x) 100% of (y) the number of issued and outstanding shares of Parent Common Stock calculated on a Fully Diluted Basis. “Fully Diluted Basis” means all shares issuable upon conversion or exercise of any outstanding convertible, exercisable and exchangeable securities, including all convertible debt and all warrants (the “Securities”) of the Parent, including any shares issuable in connection with any anti-dilution adjustments contained in any such outstanding convertible, exercisable and exchangeable Securities of the Parent as of the Effective Time; provided, however, any debt that the Company determines is converted into the Private Placement Offering, shall be excluded for purposes of calculating the Fully Diluted Basis (the “Exclusion”). Parent shall set forth such 50% Calculation on Schedule 1.5 of Parent Disclosure Schedule that calculates the Exclusion and includes any other adjustments.

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(b) The Parent shall deliver certificates for the Merger Shares to each Company Stockholder entitled thereto who shall have presented a certificate, or book entry statement as applicable, that immediately prior to the Effective Time represented Company Stock to be converted into Merger Shares pursuant to this Section 1.5 (the “Company Stock Certificates”) to the Parent’s transfer agent. If any Company Stock Certificates shall have been lost, stolen or destroyed, the Parent’s transfer agent may, in its sole discretion and as a condition to the issuance of any certificates representing Merger Shares, require the owner of such lost, stolen or destroyed Company Stock Certificate to provide an appropriate affidavit with respect to such Company Stock Certificate and post or deliver such bond or indemnity as may be required by the Parent’s transfer agent (at the sole cost of such holder of lost, stolen or destroyed Company Stock Certificate). Notwithstanding the foregoing, all Parent Common Stock shall be issued solely in book entry form.

(c) Each issued and outstanding share of common stock, no par value per share, of the Acquisition Subsidiary shall be automatically converted to one validly issued, fully paid and nonassessable share of common stock of the Surviving Corporation.

(d) No dividends or other distributions declared or made with respect to Parent Common Stock with a record date after the Effective Time will be paid to the holder of any unsurrendered Company Stock Certificate with respect to the Merger Shares that such holder has the right to receive in the Merger until such holder surrenders such Company Stock Certificate in accordance with this Section 1.5 (at which time such holder will be entitled, subject to the effect of applicable escheat or similar laws, to receive all such dividends and distributions, without interest).

1.6 Dissenting Shares.

(a) For purposes of this Agreement, “Dissenting Shares” means shares of Company Stock held as of the Effective Time by a Company Stockholder who has not voted such Company Stock in favor of the adoption of this Agreement and the Merger and with respect to which appraisal shall have been duly demanded and perfected in accordance with Section 262 of the Delaware Act and not effectively withdrawn or forfeited prior to the Effective Time. Dissenting Shares shall not be converted into or represent the right to receive Merger Shares unless such Company Stockholder’s right to appraisal shall have ceased in accordance with the Delaware Act. If such Company Stockholder has so forfeited or withdrawn his, her or its right to appraisal of Dissenting Shares, then (i) as of the occurrence of such event, such holder’s Dissenting Shares shall cease to be Dissenting Shares and shall be converted into and represent the right to receive the Merger Shares issuable in respect of such Company Stock pursuant to Section 1.5(a), and (ii) promptly following the occurrence of such event and, if requested by Parent, the proper surrender of such person’s Company Stock Certificate, the Parent shall deliver to such Company Stockholder a certificate representing the Merger Shares to which such holder is entitled pursuant to Section 1.5(a).

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(b) The Company shall give the Parent prompt notice of any written demands for appraisal of any Company Stock, withdrawals of such demands, and any other instruments that relate to such demands received by the Company. The Company shall not, except with the prior written consent of the Parent (such consent not to be unreasonably withheld), make any payment with respect to any demands for appraisal of Company Stock or offer to settle or settle any such demands unless required by the court of the State of Delaware having jurisdiction thereof.

1.7 Fractional Shares. No certificates or scrip representing fractional Merger Shares shall be issued to Company Stockholders on the surrender for exchange of shares of Company Stock, and such Company Stockholders shall not be entitled to any voting rights, rights to receive any dividends or distributions or other rights as a stockholder of the Parent with respect to any fractional Merger Shares that would have otherwise been issued to such Company Stockholders. In lieu of any fractional Merger Share to which the holder would otherwise be entitled, the Company shall round up such fractional Merger Share to the next full Merger Share.

1.8 Options and Warrants. There are no outstanding stock options or warrants of the Company and there shall be no outstanding stock options or warrants of the Company immediately prior to the Effective Time.

1.9 Directors and Officers. At the Effective Time, by virtue of the Merger and without any action on the part of Parent, Acquisition Subsidiary, the Company or the holders of any shares of capital stock of any of the foregoing, the directors and officers of the Company shall be the directors and officers of the Surviving Corporation until the earlier of their resignation or removal or until their respective successors are duly appointed and qualified, as the case may be, and the Surviving Corporation and the Parent shall take any necessary actions (whether prior to, at or after the Effective Time) as shall be necessary or appropriate to effectuate or carry out the purpose of this Section 1.9.

1.10 Certificate of Incorporation and Bylaws. At the Effective Time, by virtue of the Merger and without any action on the part of Parent, Acquisition Subsidiary, the Company or the holders of any shares of capital stock of any of the foregoing; provided that the Surviving Corporation or Parent may make any necessary filings in the State of Delaware as shall be necessary or appropriate to effectuate or carry out fully the purpose of this Section 1.10:

(a) the certificate of incorporation of the Company in effect immediately prior to the Effective Time shall be the certificate of incorporation of the Surviving Corporation until duly amended or repealed;

(b) the bylaws of the Company in effect immediately prior to the Effective Time shall be the bylaws of the Surviving Corporation until duly amended or repealed;

(c) the articles of incorporation of the Parent, as amended and restated to date, in effect immediately prior to the Effective Time shall be the articles of incorporation of the Parent until duly amended or repealed; and

(d) the bylaws of the Parent, as amended and restated to date, in effect immediately prior to the Effective Time shall be the bylaws of the Parent until duly amended or repealed.

1.11 No Further Rights. From and after the Effective Time, except as otherwise provided herein, no shares of Company Stock shall be deemed to be outstanding, and holders of Company Stock, certificated or uncertificated, shall cease to have any rights with respect thereto, except as provided herein or by applicable Law, other than the right to receive Merger Shares in connection with the Merger.

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1.12 Closing of Transfer Books. At the Effective Time, the stock transfer books of the Company shall be closed and no transfer of Company Stock shall thereafter be made. If, after the Effective Time, Company Stock Certificates are presented to the Parent or the Surviving Corporation, they shall be cancelled and exchanged for Merger Shares in accordance with Section 1.5, subject to the provisions hereof and applicable Law in the case of Dissenting Shares.

1.13 Exemption from Registration; Rule 144.  Each of the Merger Shares shall be issued in a transaction exempt from registration under the Securities Act, by reason of Section 4(a)(2) of the Securities Act, Rule 506 of Regulation D promulgated by the Securities and Exchange Commission (the “SEC”) thereunder, and/or Regulation S promulgated by the SEC and that all recipients of Merger Shares shall either be “accredited investors” or not “U.S. Persons” as such terms are defined in Regulation D and Regulation S, respectively. The Merger Shares will be “restricted securities” within the meaning of Rule 144 under the Securities Act and may not be offered, sold, pledged, assigned or otherwise transferred unless (i) a registration statement with respect thereto is effective under the Securities Act and any applicable state securities laws, or (ii) an exemption from such registration exists and the Parent receives an opinion of counsel to the holder of such securities, which counsel and opinion are satisfactory to the Parent, that such securities may be offered, sold, pledged, assigned or transferred in the manner contemplated without an effective registration statement under the Securities Act or applicable state securities laws, or the holder complies with the requirements of Regulation S, if applicable; and the certificates representing such Merger Shares will bear an appropriate legend and restriction on the books of the Parent’s transfer agent to that effect.

1.14 Certain Tax Matters. Each of the Parties shall use its Reasonable Best Efforts to cause the Merger to qualify as a reorganization within the meaning of Section 368(a) of the Code. None of the Parties shall (and each of the Parties shall cause their respective Subsidiaries not to) take any action, or fail to take any action, that could reasonably be expected to cause the Merger to fail to qualify as a reorganization within the meaning of Section 368(a) of the Code. The Parties intend to report and, except to the extent otherwise required by a “final determination” within the meaning of Section 1313(a) of the Code, shall report, for all tax purposes, the Merger as a reorganization within the meaning of Section 368(a) of the Code.

ARTICLE II

REPRESENTATIONS AND WARRANTIES OF THE COMPANY

The Company represents and warrants to the Parent that the statements contained in this Article II are and shall be true and correct, except as set forth in the disclosure schedule provided by the Company to the Parent on the date hereof and as of the Effective Time (the “Company Disclosure Schedule”). The Company Disclosure Schedule shall be arranged in paragraphs corresponding to the numbered and lettered paragraphs contained in this Article II; and to the extent that it is reasonably apparent from the context thereof that such disclosure also applies to any other numbered paragraph contained in this Article II, the disclosures in any numbered paragraph of the Company Disclosure Schedule shall qualify such other corresponding numbered paragraph in this Article II. Notwithstanding the foregoing, it is agreed and acknowledged that the Company Disclosure Schedule is not being delivered at the Signing Date and will be delivered prior to Closing. In the event the Company delivers the Company Disclosure Schedule within three days of any date scheduled for Closing, the Parent shall be entitled to extend, by written notice to the Company, the scheduled date for Closing to the third day after it receives the Company Disclosure Schedule, or if such day is not a Business Day, to the next Business Day. Parent shall have the right to terminate this Agreement within three (3) days after receipt of the Company Disclosure Schedule if the Company Disclosure Schedule disclose any facts and circumstances that would cause a failure of a Closing Condition set forth in Article V; provided, however, that if the Parent consummates the Closing, the Parent shall, in any such case, be deemed to have accepted the Company Disclosure Schedule to have qualified the relevant representations and warranties contained in Article II as of the Closing, and to have cured any breach of any representation or warranty that otherwise might have existed hereunder by reason of such event or circumstance.

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2.1 Organization, Qualification and Corporate Power. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. Each subsidiary of the Company, which are all listed on the Company Disclosure Schedule 2.1 (each a “Company Subsidiary”) is an entity duly organized, validly existing and in corporate and tax good standing under the laws of the jurisdiction of its organization. The Company and each Company Subsidiary is duly qualified to conduct business and is in good standing under the laws of each jurisdiction in which the nature of its businesses or the ownership or leasing of its properties requires such qualification, except where the failure to be so qualified or in good standing, individually or in the aggregate, has not had and would not reasonably be expected to have a Company Material Adverse Effect (as defined below). The Company and each Company Subsidiary has all requisite corporate power and authority to carry on the businesses in which it is engaged and to own and use the properties owned and used by it. The Company has furnished or made available to the Parent complete and accurate copies of its and each Company Subsidiary certificate of incorporation, bylaws and other organization documents, each as amended to date. Neither the Company nor any Company Subsidiary is in default under or in violation of any provision of its certificate of incorporation, its bylaws, or any other organizational document, each as amended to date, except where such default or violation would not be reasonably expected to have a Company Material Adverse Effect. For purposes of this Agreement, “Company Material Adverse Effect” means a material adverse effect on the assets, business, financial condition, or results of operations of the Company and the Company Subsidiaries (as defined below) taken as a whole; provided, that, in no event shall any effects (whether alone or in combination) resulting from or arising in connection with any of the following be deemed to constitute, nor shall any of the following be taken into account in determining whether there has occurred, a Company Material Adverse Effect: (a) conditions generally affecting the industries in which the Company or the Company Subsidiaries participate or the U.S. or global economy or capital markets as a whole; (b) any failure by the Company to meet internal projections or forecasts or revenue or earnings predictions; (c) the execution, delivery, announcement or performance of the obligations under this Agreement or the announcement, pendency or anticipated consummation of the Merger; (d) any pandemic (including COVID-19), natural disaster or any acts of terrorism, sabotage, military action or war or any escalation or worsening thereof; (e) any changes (after the date of this Agreement) in generally accepted accounting principles (“GAAP”), other applicable accounting rules or applicable Law, or changes or developments in political, regulatory or legislative conditions, or (f) the taking of any action required by this Agreement. The Company does not control directly or indirectly or have any direct or indirect participation or similar interest in any corporation, partnership, limited liability company, joint venture, trust or other business association which is not a Company Subsidiary.

2.2 Capitalization. The authorized capital stock of the Company consists of 100,000,000 shares of Company Common Stock and 10,000,000 shares of the Company’s blank check preferred stock, $0.0001 par value per share (the “Company Preferred Stock”). Without giving effect to the transactions contemplated by this Agreement or any of the other Transaction Documents, 10,058,259 shares of Company Common Stock are or will be issued and outstanding and no shares of Company Preferred Stock are or will be issued and outstanding. No shares of Company Common Stock are held in the treasury of the Company. There are no outstanding options or warrants to purchase shares of Company Common Stock or Company Preferred Stock and there is and will be no outstanding debt convertible into Company Preferred Stock. Schedule 2.2 of the Company Disclosure Schedule sets forth a complete and accurate list of (i) all stockholders of the Company, indicating the number and class of Company Common Stock held by each stockholder, (ii) all stock option plans and other stock or equity-related plans of the Company (“Company Equity Plans”) and the number of shares of Company Common Stock remaining available for future awards thereunder, and (iii) all outstanding debt convertible into Company Common Stock, indicating (A) the date of issue, (B) the holder thereof, (C) the unpaid principal amount thereof, (D) the interest rate thereon, (E) the accrued and unpaid interest thereon, (F) the number and class of shares of Company Common Stock into which such debt is convertible, and (G) the conversion price thereof. All of the issued and outstanding shares of Company Common Stock are, and all shares of Company Common Stock that may be issued upon conversion of convertible debt will be (upon issuance in accordance with their terms), duly authorized, validly issued, fully paid, nonassessable and, effective as of the Effective Time, free of all preemptive rights, and have been or will be issued in accordance with applicable laws, including but not limited to, the Securities Act. Other than the convertible debt listed in Schedule 2.2 of the Company Disclosure Schedule, there are no outstanding or authorized options, warrants, securities, rights, agreements or commitments to which the Company is a party or which are binding upon the Company providing for the issuance or redemption of any Company Common Stock or pursuant to which any outstanding Company Common Stock is subject to vesting. There are no outstanding or authorized stock appreciation, phantom stock or similar rights with respect to the Company. Other than as listed in Schedule 2.2 of the Company Disclosure Schedule, there are no agreements to which the Company is a party or by which it is bound with respect to the voting (including without limitation voting trusts or proxies), registration under the Securities Act, or sale or transfer (including without limitation agreements relating to pre-emptive rights, rights of first refusal, co-sale rights or “drag-along” rights) of any securities of the Company. To the knowledge of the Company, there are no agreements among other parties, to which the Company is not a party and by which it is not bound, with respect to the voting (including without limitation voting trusts or proxies) or sale or transfer (including without limitation agreements relating to rights of first refusal, co-sale rights or “drag-along” rights) of any securities of the Company. All of the issued and outstanding shares of Company Common Stock were issued in compliance in all material respects with applicable securities laws. All of the issued and outstanding shares of capital stock of each Company Subsidiary are duly authorized, validly issued, fully paid, nonassessable and free of preemptive rights. All issued and outstanding shares of capital stock of each Company Subsidiary are owned by the Company free and clear of any restrictions on transfer (other than restrictions under the Securities Act and state securities laws), claims, Security Interests (as defined below), options, warrants, rights, contracts, calls, commitments, equities and demands. Except as set forth in 2.2 of the Company Disclosure Schedule, there are no outstanding or authorized options, warrants, rights, agreements or commitments to which the Company or a Company Subsidiary is a party or which are binding on any of them providing for the issuance, disposition or acquisition of any capital stock of the Company or a Company Subsidiary (except as contemplated by this Agreement and the other Transaction Documents). There are no outstanding stock appreciation, phantom stock or similar rights with respect to a Company Subsidiary. There are no voting trusts, proxies or other agreements or understandings with respect to the voting of any capital stock of a Company Subsidiary. “Security Interest” means any mortgage, pledge, lien, encumbrance, charge, or other security interest, other than (a) mechanic’s, materialmen’s, and similar liens, (b) liens for taxes not yet due and payable or for taxes that the taxpayer is contesting in good faith through appropriate proceedings, (c) purchase money liens and liens securing rental payments under capital lease arrangements, and (d) other liens arising in the ordinary course of business and not incurred in connection with the borrowing of money.

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2.3 Authorization of Transaction. The Company has all requisite power and authority to execute and deliver this Agreement and to perform its obligations hereunder. The execution and delivery by the Company of this Agreement and the other Transaction Documents, and, subject to the adoption of this Agreement and (a) the approval of the Merger by the vote of stockholders of the Company required by Delaware law and (b) the approvals and waivers set forth in Schedule 2.3 of the Company Disclosure Schedule (collectively, the “Company Consents”), the consummation by the Company of the transactions contemplated hereby have been duly and validly authorized by all necessary corporate action on the part of the Company. Without limiting the generality of the foregoing, the board of directors of the Company (i) determined that the Merger is fair and in the best interests of the Company and the Company Stockholders, (ii) adopted this Agreement in accordance with the provisions of the Delaware Act, and (iii) directed that this Agreement and the Merger be submitted to the Company Stockholders for their adoption and approval and resolved to recommend that the Company Stockholders vote in favor of the adoption of this Agreement and the approval of the Merger. This Agreement has been duly and validly executed and delivered by the Company and constitutes a valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as such enforceability may be limited under applicable bankruptcy, insolvency and similar laws, rules or regulations affecting creditors’ rights and remedies generally and to general principles of equity, whether applied in a court of law or a court of equity.

2.4 Compliance with Laws. Each of the Company and its Subsidiaries:

(a) and the conduct and operations of their respective businesses, are in compliance with each Law applicable to the Company, any Company Subsidiary or any of their properties or assets, except for any violations or defaults that, individually or in the aggregate, have not had and would not reasonably be expected to have a Company Material Adverse Effect;

(b) has complied with all federal and state securities laws and regulations, except for any violations or defaults that, individually or in the aggregate, have not had and would not reasonably be expected to have a Company Material Adverse Effect, and all prior issuances of its securities have been either registered under the Securities Act or exempt from registration;

(c) has not been the subject of any voluntary or involuntary bankruptcy proceeding, nor has it been a party to any material litigation or, within the past two years, the subject of any threat of material litigation; and

(d) is not and has not, and the past and present officers, directors and any other person or entity directly or indirectly controlling, controlled by or under direct or indirect common control with such person or entity (each an “Affiliate”). Affiliates of the Company are not and have not, been the subject of, nor does any officer or director of the Company have any reason to believe that the Company or any of its officers, directors or Affiliates are the subject of, any civil, criminal or administrative investigation or proceeding brought by any federal or state agency having regulatory authority over such entity or person or alleging a violation of securities laws.

(e) holds, to the extent required by any applicable Legal Requirement, all permits, licenses, authorizations, variances, exemptions, Orders and approvals from governmental authorities which are material and necessary to the operation of the business of the Company (collectively, the “Company Permits”). No suspension or cancellation of any such Company Permit is pending or, to the knowledge of the Company, threatened. Each such Company Permit is valid and in full force and effect, and the Company is in compliance in all material respects with the terms of such Company Permits.

2.5 Noncontravention. Subject to the filing of the Certificate of Merger as required by the Delaware Act, neither the execution and delivery by the Company of this Agreement or the Transaction Documents, nor the consummation by the Company of the transactions contemplated hereby or thereby, will (a) conflict with or violate any provision of the organizational documents or bylaws of the Company or any Company Subsidiary, as the case may be, (b) require on the part of the Company or any Company Subsidiary, as the case may be, any filing with, or permit, authorization, consent or approval of, any federal, state or local court, administrative or regulatory agency or commission or other governmental authority or instrumentality, domestic or foreign (“Governmental Entity”), other than required notification to the Financial Industry Regulatory Authority, Inc., (c) conflict with, result in a breach of, constitute (with or without due notice or lapse of time or both) a default under, result in the acceleration of obligations under, create in any party any right to terminate, modify or cancel, or require any notice, consent or waiver under, any contract or instrument to which the Company or any Company Subsidiary, as the case may be, is a party or by which either is bound or to which any of their assets are subject, except for (i) any conflict, breach, default, acceleration, termination, modification or cancellation which would not reasonably be expected to have a Company Material Adverse Effect and would not reasonably be expected to adversely affect the consummation of the transactions contemplated hereby or by any of the other Transaction Documents or (ii) any notice, consent or waiver the absence of which would not reasonably be expected to have a Company Material Adverse Effect and would not reasonably be expected to adversely affect the consummation of the transactions contemplated hereby or by any of the other Transaction Documents, (d) result in the imposition of any new Security Interest upon any assets of the Company or any Company Subsidiary or (e) violate any laws applicable to the Company or any Company Subsidiary, except for any violation which would not reasonably be expected to have a Company Material Adverse Effect.

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2.6 Litigation. Except as set forth in Schedule 2.6 of the Company Disclosure Schedule, as of the date of this Agreement, there is no action, suit, proceeding, claim, arbitration or investigation before any Governmental Entity or before any arbitrator (a “Legal Proceeding”) which is pending or, to the Company’s knowledge, threatened against the Company or any Company Subsidiary.

2.7 Employees and Employee Benefits.

(a) Each employee of the Company is a party to a non-disclosure and assignment of inventions agreement with the Company or a Company Subsidiary. To the knowledge of the Company, no key employee (within the meaning of Section 416 of the Code) or group of employees acting in concert has given written notice of any plans to terminate employment with the Company or any Company Subsidiary.

(b) Neither the Company nor any Company Subsidiary is a party to or bound by any collective bargaining agreement, nor has any of them experienced any strikes, grievances, claims of unfair labor practices or other collective bargaining disputes. To the knowledge of the Company, (i) no organizational effort has been made or threatened, either currently or within the past two years, by or on behalf of any labor union with respect to employees of the Company or any Company Subsidiary, and (ii) to the Company’s knowledge, there are no circumstances or facts which could individually or collectively give rise to a suit against the Company or any Company Subsidiary by any current or former employee or applicant for employment based on discrimination prohibited by fair employment practices laws.

(c) The Company and Company Subsidiaries have 16 employees. All employment agreements of the Company as of the Closing Date are listed on Schedule 2.7.

(d) Neither the Company nor any of the Company Subsidiaries is a party to or bound by any collective bargaining agreement, nor have any of them experienced any strikes, grievances, claims of unfair labor practices or other collective bargaining disputes. The Company has no knowledge of any organizational effort made or threatened, either currently or since the date of organization of the Company, by or on behalf of any labor union with respect to employees of the Company or any of the Company Subsidiaries.

(e) Neither the Company nor any of the Company Subsidiaries or trade or business, that is a member of a group described in Section 414(b), (c), (m) or (o) of the Code or Section 4001(b)(1) of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”) that includes the first entity, trade or business, or that is a member of the same “controlled group” as the first entity, trade or business pursuant to Section 4001(a)(14) of ERISA(“ERISA Affiliates”) maintains, sponsors or contributes to or in the past has maintained, sponsored or contributed to any Employee Benefit Plan or multiemployer plan (as defined in Section 4001(a)(3) of ERISA).

2.8 Assets. Each of the Company and its Subsidiaries owns or leases, and has good, valid and marketable title to, all tangible assets necessary for the conduct of its respective businesses as presently conducted and as presently proposed to be conducted. Each such tangible asset is free from material defects, has been maintained in accordance with normal industry practice, is in good operating condition and repair (subject to normal wear and tear) and is suitable for the purposes for which it presently is used. No asset of the Company or any Company Subsidiary (tangible or intangible) is subject to any Security Interest.

2.9 Owned Real Property. Except as disclosed in Schedule 2.9 of the Company Disclosure Schedule, neither the Company nor any of its Subsidiaries owns any real property.

2.10 Real Property Leases. Schedule 2.10 of the Company Disclosure Schedule lists all real property leased or subleased to or by the Company or any of its Subsidiaries and lists the term of such lease, any extension and expansion options, and the rent payable thereunder.

2.11 Powers of Attorney. There are no outstanding powers of attorney executed on behalf of the Company or any of its Subsidiaries.

2.12 Warranties. No product or service sold or delivered by the Company or any of its Subsidiaries is subject to any guaranty, warranty, right of credit or other indemnity other than the applicable standard terms and conditions of sale of the Company or the appropriate Subsidiary and as outlined on the Company’s website www.piezomotion.com.

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2.13 Environmental Matters.

(a) Each of the Company and its Subsidiaries has complied with all applicable Environmental Laws, except for violations of Environmental Laws that, individually or in the aggregate, have not had and would not reasonably be expected to have a Company Material Adverse Effect. There is no pending or, to the knowledge of the Company, threatened civil or criminal litigation, written notice of violation, formal administrative proceeding, or investigation, inquiry or information request by any Governmental Entity, relating to any Environmental Law involving the Company or any of its Subsidiaries, except for litigation, notices of violations, formal administrative proceedings or investigations, inquiries or information requests that, individually or in the aggregate, have not had and would not reasonably be expected to have a Company Material Adverse Effect. Environmental Laws means any law, statute, ordinance, regulation, order or rule relating to: (a) the environment, including pollution, contamination, cleanup, preservation, protection and reclamation of the environment, (b) the protection of human health with respect to, or the exposure of employees or third parties to, any hazardous materials, (c) any release or threatened release of any hazardous materials, including investigation, assessment, testing, monitoring, containment, removal, remediation and cleanup of any such release or threatened release, (d) the management of any hazardous materials, including the use, labeling, processing, disposal, storage, treatment, transport, or recycling of any hazardous materials, or (e) the presence of hazardous materials in any building, physical structure, product or fixture.

(b) Set forth in Schedule 2.13(b) of the Company Disclosure Schedule is a list of all documents (whether in hard copy or electronic form) that contain any environmental reports, investigations and audits relating to premises currently or previously owned or operated by the Company or any of its Subsidiaries (whether conducted by or on behalf of the Company or its Subsidiaries or a third party, and whether done at the initiative of the Company or any of its Subsidiaries or directed by a Governmental Entity or other third party) which were issued or conducted during the past five years and which the Company has possession of or access to. A complete and accurate copy of each such document has been provided to the Parent.

(c) To the knowledge of the Company, there is no material environmental liability of any solid or hazardous waste transporter or treatment, storage or disposal facility that has been used by the Company or any of its Subsidiaries.

2.14 Brokers’ Fees. Except as set forth on Schedule 2.14 of the Company Disclosure Schedule, neither the Company nor any of its Subsidiaries has any liability or obligation to pay any fees or commissions to any broker, finder or agent with respect to the transactions contemplated by this Agreement or any of the other Transaction Documents.

2.15 Disclosure. No representation or warranty by the Company or a Company Subsidiary contained in this Agreement, and no statement contained in the any document, certificate or other instrument delivered or to be delivered by or on behalf of the Company or a Company Subsidiary pursuant to this Agreement, including any of the other Transaction Documents, contains or will contain any untrue statement of a material fact or omits or will omit to state any material fact necessary, in light of the circumstances under which it was or will be made, in order to make the statements herein or therein not misleading. The Company has disclosed to the Parent all material information relating to the business of the Company and its Subsidiaries in order to effect the transactions contemplated by this Agreement and the other Transaction Documents.

2.16 Interested Party Transactions. To the knowledge of the Company, no officer, director or stockholder of the Company or any “affiliate” (as such term is defined in Rule 12b-2 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) or “associate” (as such term is defined in Rule 405 under the Securities Act) of any such person or entity currently has or has had since the date of the Company’s organization, either directly or indirectly, (a) an interest in any person that (i) furnishes or sells services or products that are furnished or sold or are proposed to be furnished or sold by the Company or any of its Subsidiaries or (ii) purchases from or sells or furnishes to the Company or any of its Subsidiaries any goods or services, or (b) a beneficial interest in any contract or agreement to which the Company or any of its Subsidiaries is a party or by which it may be bound or affected. Neither the Company nor any of its Subsidiaries has extended or maintained credit, arranged for the extension of credit, or renewed an extension of credit, in the form of a personal loan to or for any director or executive officer (or equivalent thereof) of the Company or any of its Subsidiaries.

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2.17 Duty to Make Inquiry. To the extent that any of the representations or warranties in this Article II are qualified by “knowledge” or “belief,” each of the Company and its Subsidiaries represents and warrants that it has made due and reasonable inquiry and investigation concerning the matters to which such representations and warranties relate, including, but not limited to, diligent inquiry by its directors, officers and key personnel and the directors, officers and key personnel of any such Subsidiary.

2.18 Minute Books. The minute books and other similar records of the Company and each of its Subsidiaries contain, in all material respects, complete and accurate records of all actions taken at any meetings of directors (or committees thereof) and stockholders or actions by written consent in lieu of the holding of any such meetings since the time of organization of each such corporation through the date of this Agreement. The Company has provided true and complete copies of all such minute books and other similar records to the Parent’s representatives.

2.19 Board Action. The Company Board of Directors (a) has unanimously determined that the Merger and the other transactions contemplated by this Agreement and the other Transaction Documents are advisable and in the best interests of the Company’s stockholders and are on terms that are fair to such Company stockholders, (b) has caused the Company, in its capacity as the sole stockholder of each Company Subsidiary, to approve the Merger, this Agreement and all other applicable Transaction Documents by unanimous written consent, (c) adopted this Agreement and all other applicable Transaction Documents in accordance with the provisions of the Delaware Act, and (d) directed that this Agreement, all other Transaction Documents and the Merger and all other transactions related thereto be submitted to the Company’s stockholders for their adoption and approval and resolved to recommend that the Company’s stockholders vote in favor of the adoption of this Agreement and the other Transaction Documents and the approval of the Merger and the transactions contemplated hereby and thereby.

2.20 Intellectual Property. The Company and the Company Subsidiaries are the sole and exclusive owner of all right, title and interest in and to, or has a valid and enforceable license or right to use, all Intellectual Property that is necessary for the operation of Company’s business as currently conducted (collectively, the “Company Intellectual Property”), and, with respect to owned and licensed Intellectual Property, free and clear of any Security Interests or other encumbrances. “Intellectual Property” means any or all of the following in any jurisdiction throughout the world (a) trademarks, service marks, trade dress, trade names, logos, corporate names, Internet domain names, and all other designations of origin (together with the goodwill of the business symbolized by the foregoing), including all registrations and registration applications therefor, (b) inventions (whether or not patentable or reduced to practice), patents, patent applications and patent disclosures (together with all reissuances, continuations, continuations-in-part, divisionals, revisions, extensions and reexaminations thereof), (c) copyrights mask works, and other works of authorship, and registrations and registration applications therefor, (d) rights or interests protected by non-statutory or common law evidenced by or embodied in any idea, design, concept, process, technology, invention, discovery, enhancement, improvement or information and data (including formulae, procedures, protocols, techniques and results of experimentation and testing), regardless of patentability, including trade secrets and know how, (e) computer software, including operating systems, applications, routines, interfaces, and algorithms, whether in source code or object code, (f) moral and economic rights of authors and inventors, however denominated, (g) all other proprietary and intellectual property rights however denominated, (h) all derivative works and improvements of any of the foregoing and (i) all applications, registrations, extensions and renewals related to any of the foregoing, regardless of whether any of such rights arise under the laws of the United States or any other state, country or jurisdiction. Schedule 2.20 of the Company Disclosure Schedule sets forth each registered Company Intellectual Property.

2.21 International Trade; Anti-Corruption.

(a) The Company and each of the Company Subsidiaries, their respective directors, officers, and key employees (the “Company Relevant Persons”), and, to the knowledge of the Company, any agent, distributor, reseller or other Person acting on behalf of any of them (the “Other Relevant Persons”) are and have in the past five (5) years been in compliance with: (i) all applicable sanctions laws, including the economic sanctions laws administered by the U.S. Department of the Treasury, Office of Foreign Assets Control (“OFAC”), the United Kingdom and the European Union; (ii) any laws or regulations regarding the importation of goods, including those administered by U.S. Customs and Border Protection; (iii) all applicable export control laws, including the Export Administration Regulations and the International Traffic in Arms Regulations, related to the regulation of exports (including deemed exports), re-exports, transfers, releases, shipments, transmissions, imports or similar transfer of goods, technology, data, software or services, or any other transactions or business dealings, by or on behalf of the Company or the Company Subsidiaries; and (iv) U.S. anti-boycott regulations ((i) through (iv) collectively, “Customs & International Trade Laws”).

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(b) None of the Company nor any of the Company Subsidiaries, nor the Company Relevant Persons, nor, to the knowledge of the Company, any Other Relevant Persons (i) have been or are designated on, or are owned or controlled by a party that has been or is designated on, any list of restricted parties (“Sanctioned Persons”) maintained by any applicable Governmental Authority, including OFAC’s Specially Designated Nationals and Blocked Persons List, OFAC’s list of Foreign Sanctions Evaders, OFAC’s Sectoral Sanctions Identifications List, the U.S. Department of Commerce’s (“DOC”) Denied Persons List, the DOC’s Entity List, the Debarred List maintained by the U.S. Department of State or the EU Consolidated List; (ii) have been resident, located, or organized in a jurisdiction that is or has in the last five (5) years been subject to a U.S. comprehensive embargo (including Cuba, Iran, North Korea, Sudan, Syria, Venezuela and the Crimea region of Ukraine) (a “Sanctioned Country”); or (iii) have engaged in any dealings or transactions with or for the benefit of any Sanctioned Person or in any Sanctioned Country.

(c) In the last five (5) years, neither the Company nor any Company Relevant Person or Other Relevant Person has (i) made, authorized, solicited or received any bribe, unlawful rebate, payoff, influence payment, or kickback, (iii) established or maintained any unlawful fund of corporate monies or properties, (iii) used any corporate funds for any illegal contributions, gifts, entertainment, hospitality, travel, or other unlawful expenses, (iv) directly or indirectly, made, offered, authorized, facilitated, or promised any payment, contribution, gift, entertainment, bribe, rebate, kickback, financial or other advantage, or anything else of value, regardless of form or amount, to any official of a Governmental Authority or any other third party or (v) violated in any respect the U.S. Foreign Corrupt Practices Act, the UK Bribery Act 2010 or other applicable anti-corruption or anti-money laundering laws (“Anti-Corruption Laws”), in each case of (i) - (v), in connection with or relating to the business of the Company.

(d) There is no current investigation, allegation, request for information, notice, internal or, to the knowledge of the Company, external investigation or other inquiry by any Governmental Authority or any other third party regarding the actual or possible violation of Anti-Corruption Laws or Customs & International Trade Laws by the Company or any of its subsidiaries and in the last five (5) years neither the Company nor any of its subsidiaries have received any written notice that there is any investigation, allegation, request for information, or other inquiry by any Governmental Authority or any other third party, or made any voluntary or involuntary disclosure or conducted any internal investigation or audit, regarding any actual or possible violation of Anti-Corruption Laws or Customs & International Trade Laws.

2.22 Takeover Laws. The Company’s Board of Directors has granted all approvals and taken all actions necessary to exempt this Agreement or the other Transaction Documents and the transactions contemplated hereby and thereby from the provisions of Section 203 of the Delaware Act so that such transactions may be consummated as promptly as practicable on the terms contemplated by this Agreement. No other anti-takeover, “fair price”, “moratorium”, “control share acquisition”, “business combination statute or regulation”, “supermajority”, “affiliate transactions” state or regulations, or other similar restrictions on business combinations or voting requirements, or other similar U.S., foreign, state or local anti-takeover Law or regulations (including Section 203 of the Delaware Act) (each a “Takeover Law”), applies, purports to apply or will apply at the date hereof or as of the Effective Time to this Agreement or the other Transaction Documents or the transactions contemplated hereby and thereby. The Company does not have any stockholder rights plan or “poison pill” in effect, including without limitation any agreement with a third-party trust or fiduciary entity with respect thereto.

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2.23 Continuity of Business. Following the Merger, the Surviving Corporation will continue the Company’s historic business or use a significant portion of the Company’s historic business assets in a business as required by Section 368 of the Code and the Treasury Regulations promulgated thereunder.

2.24 Contracts. (a) Schedule 2.24 of the Company Disclosure Schedule lists the following agreements (written or oral) to which the Company or any of the Company Subsidiaries is a party as of the date of this Agreement which do not exceed $25,000 in the aggregate:

(i) any agreement (or group of related agreements) for the lease of personal property from or to third parties;

(ii) any agreement (or group of related agreements) for the purchase or sale of products or for the furnishing or receipt of services;

(iii) any agreement establishing a partnership or joint venture;

(iv) any agreement (or group of related agreements) under which it has created, incurred, assumed or guaranteed (or may create, incur, assume or guarantee) indebtedness (including capitalized lease obligations) or under which it has imposed (or may impose) a Security Interest on any of its assets, tangible or intangible;

(v) any agreement that purports to limit in any material respect the right of the Company or any of the Company Subsidiaries to engage in any line of business, or to compete with any person or operate in any geographical location;

(vi) any employment or consulting agreement;

(vii) any agreement involving any current or former officer, director or stockholder of the Company or any Affiliate thereof;

(viii) any agreement under which the consequences of a default or termination would reasonably be expected to have a Company Material Adverse Effect;

(ix) any agreement which contains any provisions requiring the Company or any of the Company Subsidiaries to indemnify any other party thereto (excluding indemnities contained in agreements for the purchase, sale or license of products entered into in the Ordinary Course of Business);

(x) any other agreement (or group of related agreements) either involving more than $25,000 or not entered into in the Ordinary Course of Business; and

(xi) any agreement, other than as contemplated by this Agreement and the Transfer, relating to the sales of securities of the Company or any of the Company Subsidiaries to which the Company or such Company Subsidiary is a party.

(b) The Company has delivered or made available to the Parent a complete and accurate copy of each agreement listed in Schedule 2.24 of the Company Disclosure Schedule. With respect to each agreement so listed: (i) the agreement is legal, valid, binding and enforceable and in full force and effect, except as such enforceability may be limited under applicable bankruptcy, insolvency and similar laws, rules or regulations affecting creditors’ rights and remedies generally and to general principles of equity whether applied in a court of law or a court of equity; (ii) the agreement will not, as a result of the execution and delivery by the Company of this Agreement or any of the other Transaction Documents or the consummation by the Company of the transactions contemplated hereby or thereby, cease to be a legal, valid, binding and enforceable obligation of the Company, except as such enforceability may be limited under applicable bankruptcy, insolvency and similar laws, rules or regulations affecting creditors’ rights and remedies generally and to general principles of equity, whether applied in a court of law or a court of equity, or to be in full force and effect in accordance with the terms thereof as in effect immediately prior to the Closing; and (iii) neither the Company nor any of the Company Subsidiaries nor, to the knowledge of the Company, any other party, is in breach or violation of, or default under, any such agreement, and no event has occurred, is pending or, to the knowledge of the Company, is threatened, which, after the giving of notice, with lapse of time or otherwise, would constitute a breach or default by the Company or any of the Company Subsidiaries or, to the knowledge of the Company, any other party under such contract.

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2.25 Tax Matters. (a) with the exception of the Company’s 2019 and 2020 tax returns, since inception, the Company and the Company Subsidiaries has filed on a timely basis any return (including any information return), report, election, estimated tax filing, custom filing, declaration, claim for refund, statement, schedule, notice, form, or other document or information filed with or submitted to, or required to be filed with or submitted to, any Governmental Entity in connection with the determination, assessment, collection, or payment of any Tax or in connection with the administration, implementation, or enforcement of or compliance with any legal requirement relating to any Tax, including any amendments, supporting schedules or attachments thereto (“Company Tax Returns”) that it was required to file, and all such Company Tax Returns were complete and accurate in all material respects. Neither the Company nor any of the Company Subsidiaries is or has ever been a member of a group of corporations with which it has filed (or been required to file) consolidated, combined or unitary Company Tax Returns, other than a group of which only the Company and the Company Subsidiaries are or were members. Each of the Company and the Company Subsidiaries has paid on a timely basis all means any federal, state, local, foreign or other taxes, including without limitation income taxes, estimated taxes, excise taxes, sales taxes, use taxes, gross receipts taxes, franchise taxes, employment and payroll related taxes, withholding taxes, stamp taxes, transfer taxes and property taxes, whether or not measured in whole or in part by net income (“Company Taxes”) that were due and payable. The unpaid Company Taxes of the Company and the Company Subsidiaries for tax periods through the date of the balance sheet contained in the most recent Company Report do not exceed the accruals and reserves for Company Taxes (excluding accruals and reserves for deferred Company Taxes established to reflect timing differences between book and Tax income) set forth on such balance sheet. Neither the Company nor any of the Company Subsidiaries has any actual or potential liability for any Tax obligation of any taxpayer (including without limitation any affiliated group of corporations or other entities that included the Company or any of the Company Subsidiaries during a prior period) other than the Company and the Company Subsidiaries. All Company Taxes that the Company or any of the Company Subsidiaries is or was required by law to withhold or collect have been duly withheld or collected and, to the extent required, have been paid to the proper Governmental Entity.

(b) The Company has delivered or made available to the Parent complete and accurate copies of all federal income Tax Returns filed to date, examination reports and statements of deficiencies assessed against or agreed to by the Company or any of the Company Subsidiaries since inception. No examination or audit of any Tax Return of the Company or any of the Company Subsidiaries by any Governmental Entity is currently in progress or, to the knowledge of the Company, threatened or contemplated. Neither the Company nor any of the Company Subsidiaries has been informed by any jurisdiction that the jurisdiction believes that the Company or any of the Company Subsidiaries was required to file any Tax Return that was not filed. Neither the Company nor any of the Company Subsidiaries has waived any statute of limitations with respect to Taxes or agreed to an extension of time with respect to a Tax assessment or deficiency.

2.26 Absence of Certain Changes. Except as set forth in Schedule 2.26 of the Company Disclosure Schedule, since inception, (a) there has occurred no event or development which, individually or in the aggregate, has had, or could reasonably be expected to have in the future, a Company Material Adverse Effect and (b) none of the Company nor the Company Subsidiary has taken any of the actions set forth in paragraphs (a) through (l) of Section 4.4.

2.27 Undisclosed Liabilities. None of the Company and the Company Subsidiaries has any liability (whether known or unknown, whether absolute or contingent, whether liquidated or unliquidated and whether due or to become due), except for (a) liabilities shown on the most recent balance sheet, (b) liabilities which have arisen since the date of the balance sheet in the ordinary course of business which do not exceed $25,000 in the aggregate as disclosed on Schedule 2.27 and (c) contractual and other liabilities incurred in the Ordinary Course of Business which are not required by GAAP to be reflected on a balance sheet.

2.28 No Additional Representations. Company and its subsidiaries expressly acknowledge that each of them and their representatives have been permitted full and complete access to the books and records, facilities, equipment, contracts, insurance policies (or summaries thereof) and other properties and assets of the Parent and the Parent Subsidiaries, that each of them and their representatives have desired or requested to see or review, and that each of them and their representatives have had a full opportunity to meet with the officers, directors and employees of the Parent and the Parent Subsidiaries to discuss the business of the Parent and the Parent Subsidiaries. Company and its subsidiaries acknowledge that (i) neither the Parent nor any other person has made any representation or warranty, express or implied, as to the Parent or any Parent subsidiary or the accuracy or completeness of any information regarding the Parent and the Parent subsidiaries furnished or made available to parent and its representatives, except as expressly set forth in this Agreement, (ii) Company has not relied on any representation or warranty from the Parent, any Parent Subsidiaries or any other person in determining to enter into this agreement, except those representations and warranties expressly set forth in this Agreement, and (iii) no person shall have or be subject to any liability to Company or any other person resulting from the distribution to Company, or Company’s use, of any such information, including any information, documents or material made available to Company in any physical or electronic “data rooms”, management presentations or in any other form in expectation of the transactions. Without limiting the generality of the foregoing, Company and its subsidiaries acknowledge that neither the Parent nor any other person has made any representation or warranty, express or implied, as to the financial projections, forecasts, cost estimates and other predictions relating to the Parent and the Parent Subsidiaries made available to Company.

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ARTICLE III

REPRESENTATIONS AND WARRANTIES OF THE PARENT

AND THE ACQUISITION SUBSIDIARY

The Parent and the Acquisition Subsidiary each represents and warrants to the Company that the statements contained in this Article III are, and shall be, after giving effect to the Transfer (unless otherwise stated to the contrary), true and correct, except as set forth in the disclosure schedule provided by the Parent to the Company on the date hereof and as of the Effective Time (the “Parent Disclosure Schedule”). The Parent Disclosure Schedule shall be arranged in paragraphs corresponding to the numbered and lettered paragraphs contained in this Article III; and to the extent that it is reasonably apparent from the context thereof that such disclosure also applies to any other numbered paragraph contained in this Article III, the disclosures in any numbered paragraph of the Parent Disclosure Schedule shall qualify such other corresponding numbered paragraph in this Article III. For purposes of this Article III, the phrase “to the knowledge of the Parent” or any phrase of similar import shall be deemed to refer to the actual knowledge of Boris Goldstein, the Parent’s Co-Founder and Executive Chairman, as well as any other knowledge which such person would have possessed had such person made reasonable inquiry of the accountants and attorneys of the Parent. Notwithstanding the foregoing, it is agreed and acknowledged that the Parent Disclosure Schedule is not being delivered at the Signing Date and will be delivered prior to Closing. In the event the Parent delivers the Parent Disclosure Schedule within three days of any date scheduled for Closing, the Company shall be entitled to extend, by written notice to the Parent, the scheduled date for Closing to the third day after it receives the Parent Disclosure Schedule, or if such day is not a Business Day, to the next Business Day. The Company shall have the right to terminate this Agreement within three (3) days after receipt of the Parent Disclosure Schedule if the Parent Disclosure Schedule disclose any facts and circumstances that would cause a failure of a Closing Condition set forth in Article V; provided, however, that if Company consummates the Closing, Company shall, in any such case, be deemed to have accepted the Parent Disclosure Schedule to have qualified the relevant representations and warranties contained in Article III as of the Closing, and to have cured any breach of any representation or warranty that otherwise might have existed hereunder by reason of such event or circumstance.

3.1 Organization, Qualification and Corporate Power. The Parent is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada and the Acquisition Subsidiary and each is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. The Parent is duly qualified to conduct business and is in good standing under the laws of each jurisdiction in which the nature of its businesses or the ownership or leasing of its properties requires such qualification, except where the failure to be so qualified or in good standing, individually or in the aggregate, has not had and would not reasonably be expected to have a Parent Material Adverse Effect (as defined below). The Parent has all requisite corporate power and authority to carry on the businesses in which it is engaged and to own and use the properties owned and used by it. The Parent has furnished or made available to the Company complete and accurate copies of (i) the articles of incorporation and bylaws of each of the Parent, as amended to date, and (ii) Acquisition Subsidiary’s certificate of incorporation and bylaws, as amended to date. None of the Parent or the Acquisition Subsidiary is in default under or in violation of any provision of its certificate or articles of incorporation, each as amended to date, its bylaws, as amended to date, or any agreement referred to in Section 3.15 or 3.16, except where such default or violation would not reasonably be expected to have a Parent Material Adverse Effect. For purposes of this Agreement, “Parent Material Adverse Effect” means a material adverse effect on the assets, business, financial condition, or results of operations of the Parent and the Parent Subsidiaries (defined in Section 3.5), taken as a whole, provided that in no event shall any effects (whether alone or in combination) resulting from or arising in connection with any of the following be deemed to constitute, nor shall any of the following be taken into account in determining whether there has occurred, a Parent Material Adverse Effect: (a) conditions generally affecting the industries in which the Parent or the Parent Subsidiaries participate or the U.S. or global economy or capital markets as a whole; (b) any failure by the Parent to meet internal projections or forecasts or revenue or earnings predictions; (c) the execution, delivery, announcement or performance of the obligations under this Agreement or the announcement, pendency or anticipated consummation of the Merger; (d) any pandemic (including COVID-19), natural disaster or any acts of terrorism, sabotage, military action or war or any escalation or worsening thereof; (e) any changes (after the date of this Agreement) in GAAP, other applicable accounting rules or applicable Law, or changes or developments in political, regulatory or legislative conditions, or (f) the taking of any action required by this Agreement.

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3.2 Capitalization. As of immediately prior to the Effective Time, but prior to giving effect to the issuance of the Merger Shares or the Private Placement Offering, the authorized capital stock of the Parent will consist of 200,000,000 shares of Parent Common Stock, and 10,000,000 shares of Parent Preferred Stock. 20,062,704 shares of the Parent Common Stock is outstanding as of the Signing Date. 0 shares of the Parent Preferred Stock is outstanding as of the Signing Date. The Parent Common Stock is presently eligible for quotation and trading on the OTC Markets Group Inc. (“OTC Markets”) and is not subject to any notice of suspension or delisting. All of the issued and outstanding shares of Parent Common Stock and Parent Preferred Stock are duly authorized, validly issued, fully paid, nonassessable and free of all preemptive rights and have been issued in accordance with applicable laws, including, but not limited to, the Securities Act. Except as contemplated by the Transaction Documents or as described in Section 3.2 of the Parent Disclosure Schedule, there are no outstanding or authorized options, warrants, convertible notes, rights, agreements or commitments to which the Parent is a party or which are binding upon the Parent providing for the issuance or redemption of any of its capital stock. There are no outstanding or authorized stock appreciation, phantom stock or similar rights with respect to the Parent. Except as contemplated by the Transaction Documents, there are no agreements to which the Parent is a party or by which it is bound with respect to the voting (including without limitation voting trusts or proxies), registration under the Securities Act, or sale or transfer (including without limitation agreements relating to pre-emptive rights, rights of first refusal, co-sale rights or “drag-along” rights) of any securities of the Parent. There are no agreements among other parties, to which the Parent is not a party and by which it is not bound, with respect to the voting (including without limitation voting trusts or proxies) or sale or transfer (including without limitation agreements relating to rights of first refusal, co-sale rights or “drag-along” rights) of any securities of the Parent. All of the issued and outstanding shares of Parent Common Stock and Parent Preferred Stock were issued in compliance in all material respects with applicable federal and state securities laws. The Merger Shares to be issued at the Closing pursuant to Section 1.5 hereof, when issued and delivered in accordance with the terms hereof and of the Certificate of Merger, shall be duly and validly issued, fully paid and nonassessable and free of all preemptive rights and will be issued in compliance with applicable federal and state securities laws.

3.3 Authorization of Transaction. Each of the Parent, and the Acquisition Subsidiary has all requisite power and authority to execute and deliver this Agreement and (in the case of the Parent) the Assignment and Assumption Agreement and to perform its respective obligations hereunder and thereunder. The execution and delivery by the Parent, and the Acquisition Subsidiary of this Agreement and (in the case of the Parent) the Assignment and Assumption Agreement and the agreements contemplated hereby and thereby (collectively, the “Transaction Documents”), and the consummation by the Parent, and the Acquisition Subsidiary of the transactions contemplated hereby and thereby have been duly and validly authorized by all necessary corporate action on the part of the Parent, , and the Acquisition Subsidiary, respectively. Each of the documents included in the Transaction Documents has been duly and validly executed and delivered by the Parent, or the Acquisition Subsidiary, as the case may be, and constitutes a valid and binding obligation of the Parent or the Acquisition Subsidiary, as the case may be, enforceable against each of them in accordance with the terms of such documents, except as such enforceability may be limited under applicable bankruptcy, insolvency and similar laws, rules or regulations affecting creditors’ rights and remedies generally and to general principles of equity, whether applied in a court of law or a court of equity.

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3.4 Noncontravention. Subject to the filing of the Certificate of Merger, neither the execution and delivery by the Parent, or the Acquisition Subsidiary, as the case may be, of this Agreement or the Transaction Documents, nor the consummation by the Parent, or the Acquisition Subsidiary, as the case may be, of the transactions contemplated hereby or thereby, will (a) conflict with or violate any provision of the organizational documents or bylaws of the Parent, or the Acquisition Subsidiary, as the case may be, (b) require on the part of the Parent, or the Acquisition Subsidiary, as the case may be, any filing with, or permit, authorization, consent or approval of, any Governmental Entity, other than required notification to the Financial Industry Regulatory Authority, Inc., (c) conflict with, result in a breach of, constitute (with or without due notice or lapse of time or both) a default under, result in the acceleration of obligations under, create in any party any right to terminate, modify or cancel, or require any notice, consent or waiver under, any contract or instrument to which the Parent, or the Acquisition Subsidiary, as the case may be, is a party or by which either is bound or to which any of their assets are subject, except for (i) any conflict, breach, default, acceleration, termination, modification or cancellation which would not reasonably be expected to have a Parent Material Adverse Effect and would not reasonably be expected to adversely affect the consummation of the transactions contemplated hereby or by any of the other Transaction Documents or (ii) any notice, consent or waiver the absence of which would not reasonably be expected to have a Parent Material Adverse Effect and would not reasonably be expected to adversely affect the consummation of the transactions contemplated hereby or by any of the other Transaction Documents, (d) result in the imposition of any security interest upon any assets of the Parent, or the Acquisition Subsidiary or (e) violate any laws applicable to the Parent, or the Acquisition Subsidiary, except for any violation which would not reasonably be expected to have a Parent Material Adverse Effect.

3.5 Subsidiaries.

(a) The Parent has no subsidiaries other than Memory MD, Inc., MemoryMD – Russia, MemoryMD – Europe, the Acquisition Subsidiary (collectively, the “Parent Subsidiaries”). The Acquisition Subsidiary is an entity duly organized, validly existing and in corporate and tax good standing under the laws of the jurisdiction of its organization. The Acquisition Subsidiary was formed solely to effectuate the Merger and has not conducted any business operations since its organization. The Parent has delivered or made available to the Company complete and accurate copies of the charter, bylaws or other organizational documents of the Acquisition Subsidiary and The Acquisition Subsidiary has no assets other than minimal paid-in capital, has no liabilities or other obligations, and is not in default under or in violation of any provision of its certificate or articles of incorporation, bylaws or other organizational documents. All of the issued and outstanding shares of capital stock of the Acquisition Subsidiary are duly authorized, validly issued, fully paid, nonassessable and free of preemptive rights. All issued and outstanding shares of capital stock of the Acquisition Subsidiary are owned by the Parent free and clear of any restrictions on transfer (other than restrictions under the Securities Act and state securities laws), claims, Security Interests, options, warrants, rights, contracts, calls, commitments, equities and demands. There are no outstanding or authorized options, warrants, rights, agreements or commitments to which the Parent, or the Acquisition Subsidiary is a party or which are binding on any of them providing for the issuance, disposition or acquisition of any capital stock of the Parent or the Acquisition Subsidiary (except as contemplated by this Agreement and the Assignment and Assumption Agreement). There are no outstanding stock appreciation, phantom stock or similar rights with respect to the Acquisition Subsidiary. There are no voting trusts, proxies or other agreements or understandings with respect to the voting of any capital stock of the Acquisition Subsidiary or .

(b) At all times from September 21, 2018 through the date of this Agreement, the business and operations of the Parent have been conducted exclusively through the Parent or the Parent Subsidiaries.

(c) The Parent does not control directly or indirectly or have any direct or indirect participation or similar interest in any corporation, partnership, limited liability company, joint venture, trust or other business association which is not Memory MD, Inc., MemoryMD – Russia, MemoryMD – Europe, or the Acquisition Subsidiary.

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3.6 SEC Reports and Prior Registration Statement Matters. The Parent has furnished or made available to the Company (it being acknowledged and understood that anything filed with the SEC on EDGAR shall be deemed “made available” to the Company) complete and accurate copies, as amended or supplemented, of its (a) Annual Report on Form 10-K for the fiscal year ended December 31, 2020, as filed with the SEC, which contained audited balance sheets of the Parent as of December 31, 2020 and the related statements of operation, changes in shareholders’ equity and cash flows for the two years then ended; and (b) Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2021; (c) any Regulation A offering circular and/or Registration Statement on Form S-1 filed by the Parent with the SEC and declared effective or under the SEC review and (d) all other reports filed by the Parent under Section 13 or subsections (a) or (c) of Section 14 of the Exchange Act with the SEC (such reports are collectively referred to herein as the “Parent Reports”). The Parent Reports constitute all of the documents required to be filed or furnished by the Parent with the SEC, including under Section 13 or subsections (a) or (c) of Section 14 of the Exchange Act, through the date of this Agreement. The Parent Reports complied in all material respects with the requirements of the Exchange Act and the rules and regulations thereunder when filed. As of the date hereof, there are no outstanding or unresolved comments in comment letters received from the staff of the SEC with respect to any of the Parent Reports. As of their respective dates, the Parent Reports, including any financial statements, schedules or exhibits included or incorporated by reference therein, did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. None of the Parent Subsidiaries is required to file or furnish any forms, reports or other documents with the SEC. No order suspending the effectiveness of any registration statement of Parent under the Securities Act or the Exchange Act has been issued by the SEC and, to Parent’s knowledge, no proceedings for that purpose have been initialed or threatened by the SEC.

3.7 Compliance with Laws. Each of the Parent and the Parent Subsidiaries:

(a) and the conduct and operations of their respective businesses, are in compliance with each Law applicable to the Parent, any Parent Subsidiary or any of their respective properties or assets, except for any violations or defaults that, individually or in the aggregate, have not had and would not reasonably be expected to have a Parent Material Adverse Effect;

(b) has complied with all federal and state securities laws and regulations, including being current in all of its respective reporting obligations under such federal and state securities laws and regulations, except for any violations or defaults that, individually or in the aggregate, have not had and would not reasonably be expected to have a Parent Material Adverse Effect, and all prior issuances of its respective securities have been either registered under the Securities Act or exempt from registration;

(c) has not been the subject of any voluntary or involuntary bankruptcy proceeding, and has not been a party to any material litigation or, within the past two years, the subject of any threat of material litigation;

(d) is not and has not, and the past and present officers, directors and Affiliates of the Parent are not and have not, been the subject of, nor does any officer or director of the Parent have any reason to believe that the Parent or any of its officers, directors or Affiliates are the subject of, any civil, criminal or administrative investigation or proceeding brought by any federal or state agency having regulatory authority over such entity or person or alleging a violation of securities laws; and

(f) is not and since September 21, 2018 has not been a shell company and/or “blank check company” as such term is defined by Rule 419 of the Securities Act.

3.8 Financial Statements. The audited financial statements and unaudited interim financial statements of the Parent included in the Parent Reports (collectively, the “Parent Financial Statements”) (i) complied as to form in all material respects with applicable accounting requirements and, as appropriate, the published rules and regulations of the SEC with respect thereto when filed, (ii) were prepared in accordance with GAAP applied on a consistent basis throughout the periods covered thereby (except as may be indicated therein or in the notes thereto, and in the case of quarterly financial statements, as permitted by Form 10-Q under the Exchange Act), (iii) fairly present in all material respects the financial condition, results of operations and cash flows of the Parent as of the respective dates thereof and for the periods referred to therein, and (iv) are consistent in all material respects with the books and records of the Parent.

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3.9 Absence of Certain Changes. Except as set forth in Schedule 3.9 of the Parent Disclosure Schedule, since the date of the balance sheet contained in the most recent Parent Report, (a) there has occurred no event or development which, individually or in the aggregate, has had, or could reasonably be expected to have in the future, a Parent Material Adverse Effect and (b) none of the Parent, nor the Acquisition Subsidiary has taken any of the actions set forth in paragraphs (a) through (m) of Section 4.6.

3.10 Undisclosed Liabilities. None of the Parent and the Parent Subsidiaries has any liability (whether known or unknown, whether absolute or contingent, whether liquidated or unliquidated and whether due or to become due), except for (a) liabilities shown on the balance sheet contained in the most recent Parent Report, (b) liabilities which have arisen since the date of the balance sheet contained in the most recent Parent Report in the ordinary course of business which do not exceed $25,000 in the aggregate and (c) contractual and other liabilities incurred in the Ordinary Course of Business which are not required by GAAP to be reflected on a balance sheet.

3.11 Off-Balance Sheet Arrangements. Neither the Parent nor any of the Parent Subsidiaries is a party to, or has any commitment to become a party to, any joint venture, off balance sheet partnership or any similar contract or arrangement (including any contract or arrangement relating to any transaction or relationship between or among the Parent and any of the Parent Subsidiaries, on the one hand, and any unconsolidated affiliate, including any structured finance, special purpose or limited purpose entity or person, on the other hand, or any “off balance sheet arrangements” (as defined in Item 303(a) of Regulation S-K under the Exchange Act)), where the result, purpose or intended effect of such contract is to avoid disclosure of any material transaction involving, or material liabilities of, the Parent or any of the Parent Subsidiaries in the Parent’s or such Parent Subsidiary’s published financial statements or other Parent Reports.

3.12 Tax Matters.

(a) Since November 18, 2013, Parent and the Parent Subsidiaries has filed on a timely basis any return (including any information return), report, election, estimated tax filing, custom filing, declaration, claim for refund, statement, schedule, notice, form, or other document or information filed with or submitted to, or required to be filed with or submitted to, any Governmental Entity in connection with the determination, assessment, collection, or payment of any Tax or in connection with the administration, implementation, or enforcement of or compliance with any legal requirement relating to any Tax, including any amendments, supporting schedules or attachments thereto(“Tax Returns”) that it was required to file, and all such Tax Returns were complete and accurate in all material respects. Neither the Parent nor any of the Parent Subsidiaries is or has ever been a member of a group of corporations with which it has filed (or been required to file) consolidated, combined or unitary Tax Returns, other than a group of which only the Parent and the Parent Subsidiaries are or were members. Each of the Parent and the Parent Subsidiaries has paid on a timely basis all means any federal, state, local, foreign or other taxes, including without limitation income taxes, estimated taxes, excise taxes, sales taxes, use taxes, gross receipts taxes, franchise taxes, employment and payroll related taxes, withholding taxes, stamp taxes, transfer taxes and property taxes, whether or not measured in whole or in part by net income (“Taxes”) that were due and payable. The unpaid Taxes of the Parent and the Parent Subsidiaries for tax periods through the date of the balance sheet contained in the most recent Parent Report do not exceed the accruals and reserves for Taxes (excluding accruals and reserves for deferred Taxes established to reflect timing differences between book and Tax income) set forth on such balance sheet. Neither the Parent nor any of the Parent Subsidiaries has any actual or potential liability for any Tax obligation of any taxpayer (including without limitation any affiliated group of corporations or other entities that included the Parent or any of the Parent Subsidiaries during a prior period) other than the Parent and the Parent Subsidiaries. All Taxes that the Parent or any of the Parent Subsidiaries is or was required by law to withhold or collect have been duly withheld or collected and, to the extent required, have been paid to the proper Governmental Entity.

(b) The Parent has delivered or made available to the Company complete and accurate copies of all federal income Tax Returns, examination reports and statements of deficiencies assessed against or agreed to by the Parent or any of the Parent Subsidiaries since November 18, 2013. No examination or audit of any Tax Return of the Parent or any of the Parent Subsidiaries by any Governmental Entity is currently in progress or, to the knowledge of the Parent, threatened or contemplated. Neither the Parent nor any of the Parent Subsidiaries has been informed by any jurisdiction that the jurisdiction believes that the Parent or any of the Parent Subsidiaries was required to file any Tax Return that was not filed. Neither the Parent nor any of the Parent Subsidiaries has waived any statute of limitations with respect to Taxes or agreed to an extension of time with respect to a Tax assessment or deficiency.

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3.13 Assets. Each of the Parent, and the Acquisition Subsidiary owns or leases all tangible assets necessary for the conduct of its respective businesses as presently conducted and as presently proposed to be conducted. Each such tangible asset is free from material defects, has been maintained in accordance with normal industry practice, is in good operating condition and repair (subject to normal wear and tear) and is suitable for the purposes for which it presently is used. No asset of the Parent, or the Acquisition Subsidiary (tangible or intangible) is subject to any Security Interest.

3.14 Owned Real Property. Neither the Parent nor any of the Parent Subsidiaries owns any real property.

3.15 Real Property Leases. Neither the Parent nor any of the Parent Subsidiaries leases or subleases any real property.

3.16 Contracts.

(a) Schedule 3.16 of the Parent Disclosure Schedule lists the following agreements (written or oral) to which the Parent or any of the Parent Subsidiaries is a party as of the date of this Agreement which do not exceed $25,000 in the aggregate:

(i) any agreement (or group of related agreements) for the lease of personal property from or to third parties;

(ii) any agreement (or group of related agreements) for the purchase or sale of products or for the furnishing or receipt of services;

(iii) any agreement establishing a partnership or joint venture;

(iv) any agreement (or group of related agreements) under which it has created, incurred, assumed or guaranteed (or may create, incur, assume or guarantee) indebtedness (including capitalized lease obligations) or under which it has imposed (or may impose) a Security Interest on any of its assets, tangible or intangible;

(v) any agreement that purports to limit in any material respect the right of the Parent or any of the Parent Subsidiaries to engage in any line of business, or to compete with any person or operate in any geographical location;

(vi) any employment or consulting agreement;

(vii) any agreement involving any current or former officer, director or stockholder of the Parent or any Affiliate thereof;

(viii) any agreement under which the consequences of a default or termination would reasonably be expected to have a Parent Material Adverse Effect;

(ix) any agreement which contains any provisions requiring the Parent or any of the Parent Subsidiaries to indemnify any other party thereto (excluding indemnities contained in agreements for the purchase, sale or license of products entered into in the Ordinary Course of Business);

(x) any other agreement (or group of related agreements) either involving more than $25,000 or not entered into in the Ordinary Course of Business; and

(xi) any agreement, other than as contemplated by this Agreement and the Transfer, relating to the sales of securities of the Parent or any of the Parent Subsidiaries to which the Parent or such Parent Subsidiary is a party.

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(b) The Parent has delivered or made available to the Company a complete and accurate copy of each agreement listed in Schedule 3.16 of the Parent Disclosure Schedule. With respect to each agreement (i) the agreement is legal, valid, binding and enforceable and in full force and effect, except as such enforceability may be limited under applicable bankruptcy, insolvency and similar laws, rules or regulations affecting creditors’ rights and remedies generally and to general principles of equity whether applied in a court of law or a court of equity; (ii) the agreement will not, as a result of the execution and delivery by the Parent of this Agreement or any of the other Transaction Documents or the consummation by the Parent of the transactions contemplated hereby or thereby, cease to be a legal, valid, binding and enforceable obligation of the Parent, except as such enforceability may be limited under applicable bankruptcy, insolvency and similar laws, rules or regulations affecting creditors’ rights and remedies generally and to general principles of equity, whether applied in a court of law or a court of equity, or to be in full force and effect in accordance with the terms thereof as in effect immediately prior to the Closing; and (iii) neither the Parent nor any of the Parent Subsidiaries nor, to the knowledge of the Parent, any other party, is in breach or violation of, or default under, any such agreement, and no event has occurred, is pending or, to the knowledge of the Parent, is threatened, which, after the giving of notice, with lapse of time or otherwise, would constitute a breach or default by the Parent or any of the Parent Subsidiaries or, to the knowledge of the Parent, any other party under such contract. The Parent has delivered or made available to the Company a complete and accurate copy each agreement of the Parent or Parent Subsidiary described in or filed as an exhibit to a Parent Report.

3.17 Accounts Receivable. The Parent and the Parent Subsidiaries have no current receivables.

3.18 Powers of Attorney. There are no outstanding powers of attorney executed on behalf of the Parent or any of the Parent Subsidiaries.

3.19 Insurance. Schedule 3.19 of the Parent Disclosure Schedule lists each insurance policy (including fire, theft, casualty, general liability, workers compensation, business interruption, environmental, product liability and automobile insurance policies and bond and surety arrangements) to which the Parent or any of the Parent Subsidiaries is a party. Such insurance policies are of the type and in amounts customarily carried by organizations conducting businesses or owning assets similar to those of the Parent and the Parent Subsidiaries. There is no material claim pending under any such policy as to which coverage has been questioned, denied or disputed by the underwriter of such policy. All premiums due and payable under all such policies have been paid, neither the Parent nor any of the Parent Subsidiaries may be liable for retroactive premiums or similar payments, and the Parent and the Parent Subsidiaries are otherwise in compliance in all material respects with the terms of such policies. The Parent has no knowledge of any threatened termination of, or material premium increase with respect to, any such policy.

3.20 Warranties. No product or service sold or delivered by the Parent or any of the Parent Subsidiaries is subject to any guaranty, warranty, right of credit or other indemnity other than the applicable standard terms and conditions of sale of such product or service of the Parent or the appropriate Parent Subsidiary.

3.21 Litigation. Except as disclosed in a Parent Report or in Schedule 3.21 of the Parent Disclosure Schedule, as of the date of this Agreement, there is no Legal Proceeding which is pending or, to the Parent’s knowledge, threatened against the Parent or any of the Parent Subsidiaries which, if determined adversely to the Parent or such Parent Subsidiary, could have, individually or in the aggregate, a Parent Material Adverse Effect or which in any manner challenges or seeks to prevent, enjoin, alter or delay the transactions contemplated by this Agreement or any of the other Transaction Documents.

3.22 Employees.

(a) The Parent and Parent Subsidiaries have ten (10) employees.

(b) Neither the Parent nor any of the Parent Subsidiaries is a party to or bound by any collective bargaining agreement, nor have any of them experienced any strikes, grievances, claims of unfair labor practices or other collective bargaining disputes. The Parent has no knowledge of any organizational effort made or threatened, either currently or since the date of organization of the Parent, by or on behalf of any labor union with respect to employees of the Parent or any of the Parent Subsidiaries.

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3.23 Employee Benefits. Neither the Parent nor any of the Parent Subsidiaries or trade or business, that is a member of a group described in Section 414(b), (c), (m) or (o) of the Code or Section 4001(b)(1) of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”) that includes the first entity, trade or business, or that is a member of the same “controlled group” as the first entity, trade or business pursuant to Section 4001(a)(14) of ERISA(“ERISA Affiliates”) maintains, sponsors or contributes to or in the past has maintained, sponsored or contributed to any Employee Benefit Plan or multiemployer plan (as defined in Section 4001(a)(3) of ERISA).

3.24 Environmental Matters.

(a) Each of the Parent and the Parent Subsidiaries has complied with all applicable Environmental Laws, except for violations of Environmental Laws that, individually or in the aggregate, have not had and would not reasonably be expected to have a Parent Material Adverse Effect. There is no pending or, to the knowledge of the Parent, threatened civil or criminal litigation, written notice of violation, formal administrative proceeding, or investigation, inquiry or information request by any Governmental Entity, relating to any Environmental Law involving the Parent or any of the Parent Subsidiaries, except for litigation, notices of violations, formal administrative proceedings or investigations, inquiries or information requests that, individually or in the aggregate, have not had and would not reasonably be expected to have a Parent Material Adverse Effect.

(b) Set forth in Schedule 3.24(b) of the Parent Disclosure Schedule is a list of all documents (whether in hard copy or electronic form) that contain any environmental reports, investigations and audits relating to premises currently or previously owned or operated by the Parent or any of the Parent Subsidiaries (whether conducted by or on behalf of the Parent or the Parent Subsidiaries or a third party, and whether done at the initiative of the Parent or any of the Parent Subsidiaries or directed by a Governmental Entity or other third party) which were issued or conducted during the past five years and which the Parent has possession of or access to. A complete and accurate copy of each such document has been provided to the Company.

(c) To the knowledge of the Parent, there is no material environmental liability of any solid or hazardous waste transporter or treatment, storage or disposal facility that has been used by the Parent or any of the Parent Subsidiaries.

3.25 Permits. Schedule 3.25 of the Parent Disclosure Schedule sets forth a list of all authorizations, approvals, clearances, permits, licenses, registrations, certificates, orders, approvals or exemptions from any Governmental Entity (including without limitation those issued or required under Environmental Laws and those relating to the occupancy or use of owned or leased real property) (“Parent Permits”) issued to or held by the Parent or any of the Parent Subsidiaries. Such listed permits are the only Parent Permits that are required for the Parent and any of the Parent Subsidiaries to conduct their respective businesses as presently conducted except for those the absence of which, individually or in the aggregate, have not had and would not reasonably be expected to have a Parent Material Adverse Effect. Each such Parent Permit is in full force and effect and, to the knowledge of the Parent, no suspension or cancellation of such Parent Permit is threatened and there is no basis for believing that such Parent Permit will not be renewable upon expiration. Each such Parent Permit will continue in full force and effect immediately following the Closing.

3.26 Certain Business Relationships with Affiliates. No Affiliate of the Parent or of any of the Parent Subsidiaries (a) owns any property or right, tangible or intangible, which is used in the business of the Parent or any of the Parent Subsidiaries, (b) has any claim or cause of action against the Parent or any of the Parent Subsidiaries, or (c) owes any money to, or is owed any money by, the Parent or any of the Parent Subsidiaries.

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3.27 Tax-Free Reorganization.

(a) The Parent (i) is not an “investment company” as defined in Section 368(a)(2)(F)(iii) and (iv) of the Code; (ii) has no present plan or intention to liquidate the Surviving Corporation or to merge the Surviving Corporation with or into any other corporation or entity, or to sell or otherwise dispose of the capital stock of the Surviving Corporation which the Parent will acquire in the Merger, or to cause the Surviving Corporation to sell or otherwise dispose of its assets, all except in the ordinary course of business or if such liquidation, merger or disposition is described in Section 368(a)(2)(C) or Treasury Regulation Section 1.368-2(d)(4) or Section 1.368-2(k); and (iii) has no present plan or intention, following the Merger, to issue any additional shares of capital stock of the Surviving Corporation or to create any new class of capital stock of the Surviving Corporation.

(b) The Acquisition Subsidiary is a wholly-owned subsidiary of the Parent, formed solely for the purpose of engaging in the Merger, and will carry on no business prior to the Merger.

(c) Immediately prior to the Merger, the Parent will be in control of Acquisition Subsidiary within the meaning of Section 368(c) of the Code.

(d) [Intentionally Omitted]

(e) The Parent has no present plan or intention to reacquire any of the Merger Shares.

(f) The Acquisition Subsidiary will have no liabilities assumed by the Surviving Corporation and will not transfer to the Surviving Corporation any assets subject to liabilities in the Merger.

(g) Intentionally Omitted.

(h) Each of the Assignment and Assumption Agreement will constitute a legally binding obligation among the Parent and Memory MD prior to the Effective Time. Immediately prior to the consummation of the Merger, the Parent will distribute the operating assets and liabilities of the Parent to Memory MD.

3.28 Transfer. As of the Effective Time, the Parent will have transferred all of its operating assets and liabilities which it conducted prior to the Effective Time by closing the transactions contemplated by the Assignment and Assumption Agreement. Upon the closing of the transactions contemplated by the Assignment and Assumption Agreement, except as set forth on Schedule 3.28 of the Parent Disclosure Schedule, the Parent will have no liabilities, contingent or otherwise, in any way related to its pre-Effective Time business operations or to Memory MD.

3.29 Brokers’ Fees. Neither the Parent nor any of the Parent Subsidiaries has any liability or obligation to pay any fees or commissions to any broker, finder or agent with respect to the transactions contemplated by this Agreement or any of the other Transaction Documents.

3.30 Disclosure. No representation or warranty by the Parent, or the Acquisition Subsidiary contained in this Agreement, and no statement contained in the any document, certificate or other instrument delivered or to be delivered by or on behalf of the Parent, or the Acquisition Subsidiary pursuant to this Agreement, including any of the other Transaction Documents, contains or will contain any untrue statement of a material fact or omits or will omit to state any material fact necessary, in light of the circumstances under which it was or will be made, in order to make the statements herein or therein not misleading. The Parent has disclosed to the Company all material information relating to the business of the Parent and it’s the Parent Subsidiaries in order to effect the transactions contemplated by this Agreement and the other Transaction Documents.

3.31 Interested Party Transactions. Since November 18, 2013, to the knowledge of the Parent, no officer, director or stockholder of the Parent or any “affiliate” (as such term is defined in Rule 12b-2 under the Exchange Act) or “associate” (as such term is defined in Rule 405 under the Securities Act) of any such person or entity currently has or has had since the date of the Parent’s organization, either directly or indirectly, (a) an interest in any person that (i) furnishes or sells services or products that are furnished or sold or are proposed to be furnished or sold by the Parent or any of the Parent Subsidiaries or (ii) purchases from or sells or furnishes to the Parent or any of the Parent Subsidiaries any goods or services, or (b) a beneficial interest in any contract or agreement to which the Parent or any of the Parent Subsidiaries is a party or by which it may be bound or affected. Neither the Parent nor any of the Parent Subsidiaries has extended or maintained credit, arranged for the extension of credit, or renewed an extension of credit, in the form of a personal loan to or for any director or executive officer (or equivalent thereof) of the Parent or any of the Parent Subsidiaries.

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3.32 Duty to Make Inquiry. To the extent that any of the representations or warranties in this Article III are qualified by “knowledge” or “belief,” each of the Parent, and the Acquisition Subsidiary represents and warrants that it has made due and reasonable inquiry and investigation concerning the matters to which such representations and warranties relate, including, but not limited to, diligent inquiry by its directors, officers and key personnel and the directors, officers and key personnel of any Parent Subsidiary.

3.33 Accountants. Sadler, Gibb & Associates, LLC (the “Parent Auditor”) is and has been throughout the periods covered by the financial statements of the Parent for the most recently completed fiscal year and, to the knowledge of the Parent, through the date hereof (a) a registered public accounting firm (as defined in Section 2(a)(12) of the Sarbanes-Oxley Act of 2002), (b) “independent” with respect to the Parent within the meaning of Regulation S-X and (c) in compliance with subsections (g) through (l) of Section 10A of the Exchange Act and the related rules of the SEC and the Public Company Accounting Oversight Board. During the Parent’s most recent fiscal year and the subsequent interim periods, there were no disagreements with the Parent Auditor on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures. Since September 21, 2018, none of the reportable events listed in Item 304(a)(1)(iv) or (v) of Regulation S-K occurred with respect to the Parent Auditor.

3.34 Minute Books. The minute books and other similar records of the Parent and each of the Parent Subsidiaries contain, in all material respects, complete and accurate records of all actions taken at any meetings of directors (or committees thereof) and stockholders or actions by written consent in lieu of the holding of any such meetings since September 21, 2018 of each such corporation through the date of this Agreement. The Parent has provided true and complete copies of all such minute books and other similar records to the Company’s representatives.

3.35 Board Action. The Parent’s Board of Directors (a) has unanimously determined that the Merger and the other transactions contemplated by this Agreement and the other Transaction Documents are advisable and in the best interests of the Parent’s stockholders and are on terms that are fair to such Parent stockholders, (b) has caused the Parent, in its capacity as the sole stockholder of each of the Acquisition Subsidiary , and the Board of Directors of each of the Acquisition Subsidiary and , to approve the Merger, this Agreement and all other applicable Transaction Documents by unanimous written consent, (c) adopted this Agreement and all other applicable Transaction Documents in accordance with the provisions of the Delaware Act, and (d) directed that this Agreement, all other Transaction Documents and the Merger and all other transactions related thereto be submitted to the Parent’s stockholders for their adoption and approval and resolved to recommend that the Parent stockholders vote in favor of the adoption of this Agreement and the other Transaction Documents and the approval of the Merger and the transactions contemplated hereby and thereby.

3.36 Takeover Laws. The Parent’s Board of Directors has granted all approvals and taken all actions necessary to exempt this Agreement or the other Transaction Documents and the transactions contemplated hereby and thereby from the provisions of the Nevada Revised Statutes or the Delaware Act, as applicable, so that such transactions may be consummated as promptly as practicable on the terms contemplated by this Agreement. No other anti-takeover, “fair price”, “moratorium”, “control share acquisition”, “business combination statute or regulation”, “supermajority”, “affiliate transactions” state or regulations, or other similar restrictions on business combinations or voting requirements, or other similar U.S., foreign, state or local anti-takeover Law or regulations (including Section 203 of the Delaware Act), applies, purports to apply or will apply at the date hereof or as of the Effective Time to this Agreement or the other Transaction Documents or the transactions contemplated hereby and thereby. The Parent does not have any stockholder rights plan or “poison pill” in effect, including without limitation any agreement with a third-party trust or fiduciary entity with respect thereto.

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3.37 No Additional Representations. Parent and its subsidiaries expressly acknowledge that each of them and their representatives have been permitted full and complete access to the books and records, facilities, equipment, contracts, insurance policies (or summaries thereof) and other properties and assets of the Company and the Company Subsidiaries, that each of them and their representatives have desired or requested to see or review, and that each of them and their representatives have had a full opportunity to meet with the officers, directors and employees of the Company and the Company Subsidiaries to discuss the business of the Company and the Company Subsidiaries. Parent and its subsidiaries acknowledge that (i) neither the Company nor any other person has made any representation or warranty, express or implied, as to the Company or any Company subsidiary or the accuracy or completeness of any information regarding the Company and the Company subsidiaries furnished or made available to parent and its representatives, except as expressly set forth in this Agreement, (ii) Parent has not relied on any representation or warranty from the Company, any Company Subsidiaries or any other person in determining to enter into this agreement, except those representations and warranties expressly set forth in this Agreement, and (iii) no person shall have or be subject to any liability to Parent or any other person resulting from the distribution to Parent, or Parent’s use, of any such information, including any information, documents or material made available to Parent in any physical or electronic “data rooms”, management presentations or in any other form in expectation of the transactions. Without limiting the generality of the foregoing, Parent and its subsidiaries acknowledge that neither the Company nor any other person has made any representation or warranty, express or implied, as to the financial projections, forecasts, cost estimates and other predictions relating to the Company and the Company Subsidiaries made available to Parent.

3.38 Intellectual Property.

(a) Schedule 3.38(a) sets forth an accurate and complete list of all (i) trademark and service mark registrations and pending registration applications, unregistered trademarks or service marks, Internet domain name registrations and trade names, (ii) patents and pending patent applications, and (iii) copyright registrations and pending registration applications, in each case, that are owned by the Parent or any of the Parent Subsidiaries, including, to the extent applicable, the date of registration or application and name of registration body where the registration or application was made.

(b) The conduct of Parent’s business, as currently conducted by Parent and the Parent Subsidiaries, does not infringe, misappropriate, dilute or otherwise violate any Person’s Intellectual Property rights, and there is no claim of any such infringement or violation pending or to the knowledge of Parent threatened against Parent or any of the Parent Subsidiaries.

(c) To the knowledge of the Parent, no Person is infringing, misappropriating, diluting or otherwise violating any Parent Intellectual Property, and no claim of any such infringement, misappropriation, dilution or violation is pending or threatened against any Person by the Parent and /or the Parent Subsidiaries. Since the date of Parent’s organization, neither Parent nor any of the Parent Subsidiaries has received written notice from any third party alleging that the operation of Parent’s business as currently conducted or of the Parent’s or any of the Parent Subsidiaries’ products infringes, misappropriates, dilutes or otherwise violates the Intellectual Property of any third party in a manner that has or could reasonably be expected to result in a Parent Material Adverse Effect.

(d) Neither the Parent nor any of the Parent Subsidiaries has transferred ownership of, or granted any exclusive license with respect to, any material Parent Intellectual Property used in the conduct of Parent’s business as currently conducted to any third party. Neither the Parent nor any of the Parent Subsidiaries has performed developments for any third party, except where the Parent or any such subsidiary owns or retains a right to use any Intellectual Property developed in connection therewith that is used in or necessary for the operation of Parent’s business.

(e) The Parent and each of the Parent Subsidiaries has taken commercially reasonable steps to protect such entity’s rights in confidential information and trade secrets or any trade secrets or confidential information of third parties provided to the Parent or any of the Parent Subsidiaries.

(f) No Parent Intellectual Property is subject to any Legal Proceeding that (i) restricts in any manner the use, sale, assignment, license or lease thereof by the Parent or any of the Parent Subsidiaries; or (ii) may affect, in full or in part, the validity, subsistence, enforceability or force and effect thereof.

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3.39 International Trade; Anti-Corruption.

(a) The Parent and each of the Parent Subsidiaries, and, to the knowledge of the Parent, their respective directors, officers, and employees (the “Parent Relevant Persons”), and, to the knowledge of the Parent, any agent, distributor, reseller or other Person acting on behalf of any of them (the “Other Relevant Persons”) are and have in the past five (5) years been in compliance with all Customs & International Trade Laws.

(b) None of the Parent nor any of its subsidiaries, nor, to the knowledge of the Parent, the Parent Relevant Persons, nor, to the knowledge of the Parent, any Other Relevant Persons (i) Sanctioned Persons on OFAC’s list of Foreign Sanctions Evaders, OFAC’s Sectoral Sanctions Identifications List, the DOC’s Denied Persons List, the DOC’s Entity List, the Debarred List maintained by the U.S. Department of State or the EU Consolidated List; (ii) have been resident, located, or organized in a jurisdiction that is a Sanctioned Country; or (iii) have engaged in any dealings or transactions with or for the benefit of any Sanctioned Person or in any Sanctioned Country.

(c) In the last five (5) years, neither the Parent nor any Parent Relevant Person or Other Relevant Person has (i) made, authorized, solicited or received any bribe, unlawful rebate, payoff, influence payment, or kickback, (iii) established or maintained any unlawful fund of corporate monies or properties, (iii) used any corporate funds for any illegal contributions, gifts, entertainment, hospitality, travel, or other unlawful expenses, (iv) directly or indirectly, made, offered, authorized, facilitated, or promised any payment, contribution, gift, entertainment, bribe, rebate, kickback, financial or other advantage, or anything else of value, regardless of form or amount, to any official of a Governmental Authority or any other third party or (v) violated in any respect any Anti-Corruption Laws, in each case of (i) - (v), in connection with or relating to the business of the Parent.

(d) To the knowledge of the Parent, there is no current investigation, allegation, request for information, notice, internal or, to the knowledge of the Parent, external investigation or other inquiry by any Governmental Authority or any other third party regarding the actual or possible violation of Anti-Corruption Laws or Customs & International Trade Laws by the Parent or any of the Parent Subsidiaries and in the last five (5) years neither the Parent nor any of the Parent Subsidiaries have received any written notice that there is any investigation, allegation, request for information, or other inquiry by any Governmental Authority or any other third party, or made any voluntary or involuntary disclosure or conducted any internal investigation or audit, regarding any actual or possible violation of Anti-Corruption Laws or Customs & International Trade Laws.

ARTICLE IV

COVENANTS

4.1 Closing Efforts. Each of the Parties shall use its best efforts, to the extent commercially reasonable in light of the circumstances (“Reasonable Best Efforts”), to take all actions and to do all things necessary, proper or advisable to consummate the transactions contemplated by this Agreement, including without limitation using its Reasonable Best Efforts to ensure that (i) its representations and warranties remain true and correct in all material respects through the Closing Date and (ii) the conditions to the obligations of the other Parties to consummate the Merger, the Transfer and the Private Placement are satisfied.

4.2 Governmental and Third-Party Notices and Consents.

(a) Each Party shall use its Reasonable Best Efforts to obtain, at its expense, all waivers, permits, consents, approvals or other authorizations from Governmental Entities, and to effect all registrations, filings and notices with or to Governmental Entities, as may be required for such Party to consummate the transactions contemplated by this Agreement and the other Transaction Documents and to otherwise comply with all applicable Laws in connection with the consummation of the transactions contemplated by this Agreement and the other Transaction Documents.

(b) The Company shall use its Reasonable Best Efforts to obtain, at its expense, all such waivers, consents or approvals from third parties, and to give all such notices to third parties.

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4.3 8-K. Promptly after the execution of this Agreement, the Parties shall prepare a Current Report on Form 8-K relating to this Agreement and the other Transaction Documents and the transactions contemplated hereby and thereby (the “8-K”). Each of the Company and the Parent shall use its Reasonable Best Efforts to cause the Parent to file the 8-K with the SEC within four (4) Business Days of the execution of the Agreement and to otherwise comply with all requirements of applicable federal and state securities laws.

4.4 Operation of Company Business. Except as contemplated by this Agreement, during the period from the date of this Agreement to the Effective Time, the Company shall (and shall cause each Company Subsidiary to) conduct its respective operations in the Ordinary Course of Business and in material compliance with all laws applicable to the Company, any Company Subsidiary or any of their respective properties or assets and, to the extent consistent therewith, use Reasonable Best Efforts to preserve intact its respective current business organization, keep its respective physical assets in good working condition, keep available the services of its respective current officers and employees and preserve its respective relationships with customers, suppliers and others having business dealings with the Company and any Company Subsidiary to the end that its respective goodwill and ongoing business shall not be impaired in any material respect. Without limiting the generality of the foregoing, prior to the Effective Time, the Company shall not (and shall cause each Company Subsidiary not to), without the written consent of the Parent (which shall not be unreasonably withheld or delayed) and except as contemplated by this Agreement:

(a) Issue or sell, or redeem or repurchase, any stock or other securities of the Company or any warrants, options or other rights to acquire any such stock or other securities (except pursuant to the conversion or exercise of outstanding convertible securities or Company Options or Company Warrants outstanding on the date hereof), or amend any of the terms of (including without limitation the vesting of) any such convertible securities or options or warrants;

(b) Split, combine or reclassify any shares of its capital stock; declare, set aside or pay any dividend or other distribution (whether in cash, stock or property or any combination thereof) in respect of its capital stock;

(c) Create, incur or assume any indebtedness for borrowed money (including obligations in respect of capital leases) except in the Ordinary Course of Business or in connection with the transactions contemplated by this Agreement or any of the other Transaction Documents; assume, guarantee, endorse or otherwise become liable or responsible (whether directly, contingently or otherwise) for the obligations of any other person or entity; or make any loans, advances or capital contributions to, or investments in, any other person or entity;

(d) Acquire, sell, lease, license or dispose of any assets or property (including without limitation any shares or other equity interests in or securities of any Company Subsidiary or any corporation, partnership, association or other business organization or division thereof), other than purchases and sales of assets in the Ordinary Course of Business;

(e) Mortgage or pledge any of its property or assets (including without limitation any shares or other equity interests in or securities of any Company Subsidiary or any corporation, partnership, association or other business organization or division thereof), or subject any such property or assets to any Security Interest;

(f) Discharge or satisfy any Security Interest or pay any obligation or liability other than in the Ordinary Course of Business;

(g) Amend its charter, by-laws or other organizational documents;

(h) Change in any material respect its accounting methods, principles or practices, except insofar as may be required by a generally applicable change in GAAP;

(i) Enter into, amend, terminate, take or omit to take any action that would constitute a violation of or default under, or waive any rights under, any material contract or agreement;

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(j) Institute or settle any Legal Proceeding;

(k) Take any action or fail to take any action permitted by this Agreement with the knowledge that such action or failure to take action would result in (i) any of the representations and warranties of the Company set forth in this Agreement becoming untrue in any material respect or (ii) any of the conditions to the Merger set forth in Article V not being satisfied; or

(l) Agree in writing or otherwise to take any of the foregoing actions.

4.5 Access to Company Information.

(a) During the period from the date of this Agreement to the Effective Time, the Company shall (and shall cause each Company Subsidiary to) permit representatives of the Parent to have reasonable access (at all reasonable times, and in a manner so as not to interfere with the normal business operations of the Company and the Company Subsidiaries) to all premises, properties, financial and accounting records, contracts, other records and documents, and personnel, of or pertaining to the Company and each Company Subsidiary.

(b) The Parent and each of its Subsidiaries (i) shall treat and hold as confidential any Company Confidential Information (as defined below), (ii) shall not use any of the Company Confidential Information except in connection with this Agreement, and (iii) if this Agreement is terminated for any reason whatsoever, shall return to the Company all tangible embodiments (and all copies) thereof which are in its possession. For purposes of this Agreement, “Company Confidential Information” means any information of the Company or any Company Subsidiary that is furnished to the Parent or any of the Parent Subsidiaries by the Company or any Company Subsidiary in connection with this Agreement and any other Transaction Documents; provided, however, that it shall not include any information (A) which, at the time of disclosure, is available publicly other than as a result of non-permitted disclosure by the Parent, any of the Parent Subsidiaries or their respective directors, officers, or employees, (B) which, after disclosure, becomes available publicly through no fault of the Parent, any of the Parent Subsidiaries or their respective directors, officers, or employees, (C) which the Parent or any of the Parent Subsidiaries knew or to which the Parent or any of the Parent Subsidiaries had access prior to disclosure, provided that the source of such information is not known by the Parent or any of the Parent Subsidiaries to be bound by a confidentiality obligation to the Company or any Company Subsidiary, or (D) which the Parent or any of the Parent Subsidiaries rightfully obtains from a source other than the Company or a Company Subsidiary, provided that the source of such information is not known by the Parent or any of the Parent Subsidiaries to be bound by a confidentiality obligation to the Company or any Company Subsidiary.

4.6 Operation of Parent Business. Except as contemplated by this Agreement, any other Transaction Document, the Transfer and/or the Private Placement Offering, during the period from the date of this Agreement to the Effective Time, the Parent shall (and shall cause each of the Parent Subsidiaries to) conduct its respective operations in the Ordinary Course of Business and in material compliance with all laws applicable to the Parent, any Parent Subsidiary or any of their respective properties or assets and, to the extent consistent therewith, use Reasonable Best Efforts to preserve intact its respective current business organization, keep its respective physical assets in good working condition, keep available the services of its respective current officers and employees and preserve its respective relationships with customers, suppliers and others having business dealings with Parent and any Parent Subsidiary to the end that its respective goodwill and ongoing business shall not be impaired in any material respect. Without limiting the generality of the foregoing, prior to the Effective Time, the Parent shall not (and shall cause each of the Parent Subsidiaries not to), without the written consent of the Company (which shall not be unreasonably withheld or delayed):

(a) Issue or sell, or redeem or repurchase, any stock or other securities of the Parent or any Parent Subsidiary, or any rights, warrants or options to acquire any such stock or other securities, except as contemplated by, and in connection with, the Merger, the Transfer and the Private Placement Offering, except (i) as may be required pursuant to any existing convertible indebtedness or other convertible security of the Parent or (ii) pursuant to the Parent’s existing offering of securities pursuant Regulation A+;

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(b) Split, combine or reclassify any shares of the capital stock of Parent or any Parent Subsidiary; declare, set aside or pay any dividend or other distribution (whether in cash, stock or property or any combination thereof) in respect of the capital stock of Parent or any Parent Subsidiary;

(c) Create, incur or assume any indebtedness, other than in connection with the Agreement, any other Transaction Document, the Transfer or the Private Placement Offering (including obligations in respect of capital leases); assume, guarantee, endorse or otherwise become liable or responsible (whether directly, contingently or otherwise) for the obligations of any other person or entity; or make any loans, advances or capital contributions to, or investments in, any other person or entity;

(d) Enter into, adopt or amend any Parent benefit plan or any employment or severance agreement or arrangement or increase in any manner the compensation or fringe benefits of, or materially modify the employment terms of, its respective directors, officers or employees, generally or individually;

(e) Acquire, sell, lease, license or dispose of any assets or property (including without limitation any shares or other equity interests in or securities of any Parent Subsidiary or any corporation, partnership, association or other business organization or division thereof), except as contemplated by, and in connection with, the Transfer, or in the ordinary course of business;

(f) Mortgage or pledge any of its property or assets or subject any such property or assets to any Security Interest;

(g) Discharge or satisfy any Security Interest or pay any obligation or liability other than in the Ordinary Course of Business or pursuant to existing obligations;

(h) Amend its respective certificate or articles of incorporation, as applicable, by-laws or other organizational documents (except as contemplated hereby);

(i) Change in any material respect its accounting methods, principles or practices, except insofar as may be required by a generally applicable change in GAAP;

(j) Enter into, amend, terminate, take or omit to take any action that would constitute a violation of or default under, or waive any rights under, any contract or agreement;

(k) Institute or settle any Legal Proceeding;

(l) Take any action or fail to take any action permitted by this Agreement or any other Transaction Document with the knowledge that such action or failure to take action would result in (i) any of the representations and warranties of the Parent, Memory MD and/or the Acquisition Subsidiary set forth in this Agreement or such other Transaction Document becoming untrue in any material respect or (ii) any of the conditions to the Merger set forth in Article V not being satisfied; or

(m) Agree in writing or otherwise to take any of the foregoing actions.

4.7 Access to Parent Information.

(a) The Parent shall (and shall cause the Acquisition Subsidiary and Memory MD to) permit representatives of the Company to have full access (at all reasonable times, and in a manner so as not to interfere with the normal business operations of the Parent, Memory MD and the Acquisition Subsidiary) to all premises, properties, financial and accounting records, contracts, other records and documents, and personnel of or pertaining to the Parent, the Acquisition Subsidiary and Memory MD.

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(b) Each of the Company and any Company Subsidiary (i) shall treat and hold as confidential any Parent Confidential Information (as defined below), (ii) shall not use any of the Parent Confidential Information except in connection with this Agreement, and (iii) if this Agreement is terminated for any reason whatsoever, shall return to the Parent all tangible embodiments (and all copies) thereof which are in its possession. For purposes of this Agreement, “Parent Confidential Information” means any information of the Parent or any Parent Subsidiary that is furnished to the Company or any Company Subsidiary by the Parent or any of the Parent Subsidiaries in connection with this Agreement; provided, however, that it shall not include any information (A) which, at the time of disclosure, is available publicly other than as a result of non-permitted disclosure by the Company, any Company Subsidiary or their respective directors, officers, or employees, (B) which, after disclosure, becomes available publicly through no fault of the Company or any Company Subsidiary or their respective directors, officers, or employees, (C) which the Company or any Company Subsidiary knew or to which the Company or Company Subsidiary had access prior to disclosure, provided that the source of such information is not known by the Company or any Company Subsidiary to be bound by a confidentiality obligation to the Parent or any Parent Subsidiary or (D) which the Company or any Company Subsidiary rightfully obtains from a source other than the Parent or a Parent Subsidiary, provided that the source of such information is not known by the Company or any Company Subsidiary to be bound by a confidentiality obligation to the Parent or any Parent Subsidiary.

4.8 Expenses. The costs and expenses of the Parent and the Company (including legal fees and expenses of the Parent and the Company) incurred in connection with this Agreement and the other Transaction Documents and the transactions contemplated hereby and thereby shall be paid by the Party incurring such costs and expenses; provided, that in the event that the Merger and Private Placement Offering are consummated, such costs and expenses shall be payable at Closing from the proceeds of the Private Placement Offering.

4.9 Indemnification. The Parent shall not, and shall cause the Surviving Corporation not to, after the Effective Time, take any action to alter or impair any exculpatory or indemnification provisions now existing in the certificate of incorporation or bylaws of the Company for the benefit of any individual who served as a director or officer of the Company at any time prior to the Effective Time, except for any changes which may be required to conform with changes in applicable Law and any changes which do not affect the application of such provisions to acts or omissions of such individuals prior to the Effective Time.

4.10 Quotation of Parent Common Stock. The Parent shall take whatever steps are necessary to cause the shares of Parent Common Stock to remain eligible for quotation on the OTC Markets.

4.11 D&O Insurance. At or prior to the Closing, the Parent and the Company shall obtain for the benefit of all of the persons serving as directors and officers of Parent immediately prior to the Closing, a directors’ and officers’ liability insurance policy (from the Parent’s current insurance carrier or an insurance carrier with the same or better credit rating, as of the Closing) that provides coverage for actions and claims relating to this Merger, Agreement, the Transaction Documents and transactions contemplated by this Agreement, and arising or occurring prior to or after the Closing (the “D&O Insurance”) against the Parent and all of the persons serving as directors and officers of Parent immediately prior to the Closing. The Parties shall fund the D&O Insurance with from the proceeds from the Private Placement Offering on the Closing Date. Failure to obtain D&O Insurance on the Closing shall not be deemed to be a breach of this Agreement by the Parent.

4.12 Transfer. The Parent shall take, and shall cause the Acquisition Subsidiary and Memory MD to take, whatever steps are necessary to enable it to effect the Transfer pursuant to the terms of the Assignment and Assumption Agreement immediately prior to the Effective Time.

4.13 Directors and Officers of Parent. At or prior to the Closing, the Board of Directors of Parent shall take the following action, to be effective upon the Effective Time: (i) increase the size of Parent’s Board of Directors from 2 to 5 members, (ii) elect to the Board of Directors of Parent Hassan Kotob; and (iii) appoint as the officers of Parent Hassan Kotob and Bonnie-Jeanne Gerety, or, in either case with regard to clauses (ii) and (iii), such other persons designated by the Company. Boris Goldstein will resign from his positions as Chairman of the Board, Secretary and Executive Vice President and Mark Corrao will resign as Chief Financial Officer upon consummation of the Merger and the concurrent appointment of the new officers. Mr. Goldstein will remain with the Parent as Chief Scientific Officer.  Notwithstanding the foregoing, any increase or change in the Parent’s Board of Directors shall be subject to the terms, conditions, and limitations of Section 14(f) of the Exchange Act and Rule 14f-1 promulgated thereunder.

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4.14. Assignment and Assumption Agreement. Simultaneous with the Closing, the Parent shall enter into an Assignment and Assumption Agreement in a form reasonably acceptable to the Company, whereby the Parent will assign any and all rights, title and interest to all assets and liabilities as set forth in Schedule 4.14 of the Parent Disclosure Schedule, to the extent assignable, which pertain to the operations of the Parent to the Parent’s wholly owned subsidiary MemoryMD, Inc.

4.15 Information Provided to Stockholders. The Company shall prepare, with the cooperation of the Parent, information to be sent to the holders of shares of Company Stock in connection with receiving their approval of the Merger, this Agreement and related transactions (including, without limitation, a substantially complete draft of the 8-K), and the Parent shall prepare, with the cooperation of the Company, information to be sent to the holders of shares of Parent Common Stock and Parent Preferred Stock in connection with receiving their approval of the Merger, this Agreement and related transactions. The Parent and the Company shall each use Reasonable Best Efforts to cause information provided to such party’s stockholders to comply with applicable federal and state securities laws requirements. Each of the Parent and the Company agrees to provide promptly to the other such information concerning its business and financial statements and affairs as, in the reasonable judgment of the providing party or its counsel, may be required or appropriate for inclusion in the information sent, or in any amendments or supplements thereto, and to cause its counsel and auditors to cooperate with the other’s counsel and auditors in the preparation of the information to be sent to the stockholders of each Party. The Company will promptly advise the Parent, and the Parent will promptly advise the Company, in writing if at any time prior to the Effective Time either the Company or the Parent shall obtain knowledge of any facts that might make it necessary or appropriate to amend or supplement the information provided to such stockholders in order to make the statements contained or incorporated by reference therein not misleading or to comply with applicable Law. The information sent by the Company shall contain the recommendation of the Board of Directors of the Company that the holders of shares of Company Common Stock approve the Merger and this Agreement and the related transactions and the conclusion of the Board of Directors of the Company that the terms and conditions of the Merger are advisable and fair and in the best interests of the Company and such holders. The information sent by the Parent shall contain the recommendation of the Board of Directors of the Parent that the holders of shares of Parent Common Stock approve the Merger and this Agreement and the related transactions and the conclusion of the Board of Directors of the Parent that the terms and conditions of the Merger are advisable and fair and in the best interests of the Parent and such holders. Anything to the contrary contained herein notwithstanding, neither the Company nor the Parent shall include in the information provided to its respective stockholders any information with respect to the other party or its Affiliates or associates, the form and content of which information shall not have been approved by such party in its reasonable discretion prior to such inclusion.

4.16 Issuance of Stock Options and Additional Payments.

(a) Within five days of the Closing, the Parent shall issue that certain number of stock options or warrants equaling 20% of the issued and outstanding shares of Parent Common Stock immediately after Closing to the persons or entities as listed in Schedule 4.16 of Parent Disclosure Schedule.

(b) Simultaneously with the Closing, the Parent shall make a payment of $300,000 to Baruch Goldstein in the form of cash in order to (i) extinguish $147,000 in accrued salary owed to Mr. Goldstein and (2) as a bonus for the closing of the Merger. Notwithstanding Section 4.13 hereof, simultaneously with the Closing, Mr. Goldstein shall be appointed to serve as Chief Science Officer of MemoryMD for a one year term and shall have an annual compensation of $250,000. Additionally, Mr. Goldstein shall be entitled to receive from Parent a cash payment of $200,000 upon the earlier of Parent raising an aggregate of $10,000,000 in capital after the Closing (but including the Private Placement Offering) or 60 days from the Closing. Further, the Company will pay Mr. Goldstein an additional $250,000 bonus upon the Company listing its securities on a senior exchange such as NASDAQ or New York Stock Exchange.

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4.17 Note Offering. In conjunction with the Closing, Parent shall have a first closing of the Private Placement Offering.

4.18 Company Financial Statements. The Company shall, within the number of days of Closing required by applicable securities law, deliver audited financial statements for its two most recently completed fiscal years, and unaudited but reviewed financial statements for any interim stub periods prepared in accordance with GAAP by an accounting firm that is a member of the Public Company Accounting Oversight Board.

ARTICLE V

CONDITIONS TO CONSUMMATION OF MERGER

5.1 Conditions to Each Party’s Obligations. The respective obligations of each Party to consummate the Merger are subject to the satisfaction of the following conditions:

(a) The Company shall have obtained (and shall have provided copies thereof to the Parent) the written consents of (i) all of the members of its Board of Directors, (ii) a majority of the issued and outstanding shares of Company Common Stock to approve the execution, delivery and performance by the Company of this Agreement and the other Transaction Documents to which the Company is a party, in form and substance reasonably satisfactory to the Parent;

(b) The Parent and Memory MD shall have executed and delivered the Assignment and Assumption Agreement, and all other documents anticipated by such agreements, and the Transfer shall be effective immediately prior to the Effective Time;

(c) The Parties shall have mutually agreed to the 50% Calculation and Schedule 1.5;

(d) Intentionally Omitted;

(e) The Parent and the Company have completed all necessary legal due diligence to their reasonable satisfaction; and

(f) the closing of the Private Placement Offering shall have occurred, or shall occur simultaneously with the Closing, on the terms and conditions set forth in the Securities Purchase Agreement.

5.2 Conditions to Obligations of the Parent and the Acquisition Subsidiary. The obligation of each of the Parent and the Acquisition Subsidiary to consummate the Merger is subject to the satisfaction (or waiver by the Parent) of the following additional conditions:

(a) The number of Dissenting Shares shall not exceed 10% of the number of outstanding shares of Company Stock as of the Effective Time;

(b) The Company and the Company Subsidiaries shall have obtained (and shall have provided copies thereof to the Parent) all other waivers, permits, consents, approvals or other authorizations, and effected all of the registrations, filings and notices, referred to in Section 4.2 which are required on the part of the Company or any Company Subsidiary, except such waivers, permits, consents, approvals or other authorizations the failure of which to obtain or effect does not, individually or in the aggregate, have a Company Material Adverse Effect or a material adverse effect on the ability of the Parties to consummate the transactions contemplated by this Agreement;

(c) The representations and warranties of the Company set forth in this Agreement (when read without regard to any qualification as to materiality or Company Material Adverse Effect contained therein) shall be true and correct as of the date of this Agreement and shall be true and correct as of the Effective Time as though made as of the Effective Time (provided, however, that to the extent such representation and warranty expressly relates to an earlier date, such representation and warranty shall be true and correct as of such earlier date), except for any untrue or incorrect representations and warranties that, individually or in the aggregate, do not have a Company Material Adverse Effect or a material adverse effect on the ability of the Parties to consummate the transactions contemplated by this Agreement;

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(d) The Company shall have performed or complied with its agreements and covenants required to be performed or complied with under this Agreement as of or prior to the Effective Time, except for such non-performance or non-compliance as does not have a Company Material Adverse Effect or a material adverse effect on the ability of the Parties to consummate the transactions contemplated by this Agreement;

(e) No Legal Proceeding shall be pending wherein an unfavorable judgment, order, decree, stipulation or injunction would (i) prevent consummation of any of the transactions contemplated by this Agreement or (ii) cause any of the transactions contemplated by this Agreement to be rescinded following consummation, and no such judgment, order, decree, stipulation or injunction shall be in effect; (f) the Company shall have delivered to the Parent and the Acquisition Subsidiary a copy of each written consent received from a Company Stockholder consenting to the Merger together with a certification from each such Company Stockholder that such person is either an “accredited investor” or not a “U.S. Person” as such terms are defined in Regulation D and Regulation S, respectively, under the Securities Act;

(f) The Company shall have delivered to the Parent and the Acquisition Subsidiary a certificate (the “Company Certificate”) to the effect that each of the conditions specified in clauses (a) and (e) (with respect to the Company’s due diligence of the Parent) of Section 5.1 and clauses (a) through (e) (insofar as clause (e) relates to Legal Proceedings involving the Company or a Company Subsidiary) of this Section 5.2 is satisfied in all respects; and

(g) The Company shall have delivered to the Parent and the Acquisition Subsidiary a certificate, validly executed by the Secretary of the Company, certifying as to (i) true, correct and complete copies of the certificate of incorporation and bylaws of the Company; (ii) the valid adoption of resolutions of the board of directors and stockholders of the Company (whereby this Agreement, the Merger and the transactions contemplated hereunder were unanimously approved by the board of directors and the requisite vote of the stockholders of the Company); (iii) a good standing certificate from the Secretary of State of the State of Delaware dated within five (5) Business Days prior to the Closing Date; and (iv) incumbency and signatures of the officers of the Company executing this Agreement or any other agreement contemplated by this Agreement.

(h) The Company shall have delivered to the Parent the Company Disclosure Schedule.

(i) The Company shall have delivered to the Parent customary investor questionnaires, in form acceptable to the Parent, completed by each of the Company’s stockholders, which are necessary for the Parent to determine whether each of the Company’s stockholders are “accredited investors”.

5.3 Conditions to Obligations of the Company. The obligation of the Company to consummate the Merger is subject to the satisfaction of the following additional conditions:

(a) The Parent shall have obtained (and shall have provided copies thereof to the Company) the written consents of (i) all of the members of its Board of Directors, (ii) all of the members of the Board of Directors of Acquisition Subsidiary, (iii) the sole stockholder of Acquisition Subsidiary, and (iii) holders of more than 50% of the Parent Common Stock outstanding immediately prior to the Effective Time, in each case to the execution, delivery and performance by the each such entity of this Agreement and/or the other Transaction Documents to which each such entity a party, in form and substance reasonably satisfactory to the Company;

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(b) The Parent shall have obtained (and shall have provided copies thereof to the Company) all of the other waivers, permits, consents, approvals or other authorizations, and effected all of the registrations, filings and notices, referred to in Section 4.2 which are required on the part of the Parent or any of the Parent Subsidiaries, except for waivers, permits, consents, approvals or other authorizations the failure of which to obtain or effect does not, individually or in the aggregate, have a Parent Material Adverse Effect or a material adverse effect on the ability of the Parties to consummate the transactions contemplated by this Agreement;

(c) The representations and warranties of the Parent set forth in this Agreement (when read without regard to any qualification as to materiality or Parent Material Adverse Effect contained therein) shall be true and correct as of the date of this Agreement and shall be true and correct as of the Effective Time as though made as of the Effective Time (provided, however, that to the extent such representation and warranty expressly relates to an earlier date, such representation and warranty shall be true and correct as of such earlier date), except for any untrue or incorrect representations and warranties that, individually or in the aggregate, do not have a Parent Material Adverse Effect or a material adverse effect on the ability of the Parties to consummate the transactions contemplated by this Agreement;

(d) Each of the Parent and the Acquisition Subsidiary shall have performed or complied with its agreements and covenants required to be performed or complied with under this Agreement as of or prior to the Effective Time, except for such non-performance or non-compliance as does not have a Parent Material Adverse Effect or a material adverse effect on the ability of the Parties to consummate the transactions contemplated by this Agreement and the other Transaction Documents;

(e) No Legal Proceeding shall be pending wherein an unfavorable judgment, order, decree, stipulation or injunction would (i) prevent consummation of any of the transactions contemplated by this Agreement and the other Transaction Documents or (ii) cause any of the transactions contemplated by this Agreement and the other Transaction Documents to be rescinded following consummation, and no such judgment, order, decree, stipulation or injunction shall be in effect;

(f) The Parent shall have delivered to the Company a certificate to the effect that each of the conditions specified in clauses (a) and (e) (with respect to the Parent’s due diligence of the Company) of Section 5.1 and clauses (a) through (e) (insofar as clause (e) relates to Legal Proceedings involving the Parent, or the Acquisition Subsidiary) of this Section 5.3 is satisfied in all respects;

(g) Each of the Parent and Acquisition Subsidiary shall have delivered to the Company a certificate, validly executed by Secretary of the Parent or the Acquisition Subsidiary, as applicable, certifying as to (i) true, correct and complete copies of its respective articles or certificate of incorporation, as applicable, and bylaws; (ii) the valid adoption of resolutions of the board of directors and stockholders of the Parent or Acquisition Subsidiary, as applicable (whereby this Agreement and the other Transaction Documents, the Merger and the transactions contemplated hereunder and thereunder were unanimously approved by the board of directors and the requisite vote of the stockholders of Parent or the Acquisition Subsidiary, as applicable); (iii) a good standing certificate from the Secretary of State of each of the State of Nevada and the State of Delaware, as applicable, dated within five (5) Business Days prior to the Closing Date; and (iv) incumbency and signatures of the officers of the Parent or the Acquisition Subsidiary, as applicable, executing this Agreement or any other agreement contemplated by this Agreement;

(h) Memory MD shall have delivered to the Company a certificate, certifying as to (i) true, correct and complete copies of its articles of incorporation and bylaws; (ii) the valid adoption of resolutions of the board of directors and stockholders of Memory MD (whereby the Assignment and Assumption Agreement and the transactions contemplated thereunder were unanimously approved by the board of directors and the requisite vote of the stockholders of Memory MD); (iii) a good standing certificate from the Secretary of State of the State of Nevada dated within five (5) Business Days prior to the Closing Date; and (iv) incumbency and signatures of the officers of Memory MD executing the Assignment and Assumption Agreement and any ancillary agreements to which Memory MD is a party;

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(i) The Company shall have received an official stockholder list from Parent’s transfer agent and registrar showing that as of immediately prior to the Effective Time there are such number of shares of Parent Common Stock issued and outstanding to confirm the calculation in Schedule 1.5;

(j) The Parent shall have delivered to the Company (i) evidence that the Parent’s Board of Directors is authorized to consist of the persons listed on Schedule 5.3(j)(i) of Parent Disclosure Schedule, (ii) evidence of the resignations of all individuals who served as directors and/or officers of the Parent immediately prior to the Effective Time, which resignations shall be effective as of the Effective Time, (iii) evidence of the appointment of the persons listed on Schedule 5.3(j)(i) of Parent Disclosure Schedule to serve as directors of the Parent immediately following the Effective Time and (iv) evidence of the appointment of such executive officers of the Parent to serve immediately following the Effective Time as shall have been designated by the Company, as listed in Schedule 5.3(j)(ii) of Parent Disclosure Schedule.

(k) The Parent shall have disclosed on Schedule 3.28 of the Parent Disclosure Schedules to the Company all debt of Parent and its subsidiaries retained by the Company.

(l) The Parent shall have delivered the D&O Insurance binder to the Company at Closing.

(m) The Parent shall have delivered to the Company the Parent Disclosure Schedule.

ARTICLE VI

DEFINITIONS

For purposes of this Agreement, each of the following defined terms is defined in the Section of this Agreement indicated below.

Defined Term	Section
Accredited Investor	1.5(a)
Acquisition Subsidiary	Introduction
Affiliate	2.4(d)
Agreement	Introduction
Anti-Corruption Laws	2.21(c)
Assignment and Assumption Agreement	Recitals
Business Day	1.2
Certificate of Merger	1.1
Closing	1.2
Closing Date	1.2
Code	Recitals
Company	Introduction
Company Certificate	5.2(f)
Company Common Stock	1.5(a)
Company Confidential Information	4.5(b)
Company Consents	2.3
Company Disclosure Schedule	Article II
Company Employee Plans	2.7(c)
Company Equity Plans	2.2
Company Intellectual Property	2.2
Company Material Adverse Effect	2.1

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Company Permits	2.4(e)
Parent Common Stock	1.5(a)
Company Preferred Stock	2.2
Company Relevant Persons	2.21
Company Stock	1.5(a)
Company Stockholders	1.5(a)
Company Stock Certificates	1.5(b)
Company Subsidiary	2.1
Contemplated Transactions	7.3
Customs & International Trade Laws	2.21
Defaulting Party	7.6
Delaware Act	1.1
Dissenting Shares	1.6(a)
D&O Insurance	4.11
DOC	2.21
Effective Time	1.1
Employee Benefit Plan	3.23
Environmental Law	2.22(a)
ERISA	3.23
ERISA Affiliates	2.23
Exchange Act	2.1(b)
GAAP	2.1
Governmental Entity	2.5
Indemnified Executives	4.9(b)
Indemnifying Stockholders	6.1
Intellectual Property	2.2
Legal Proceeding	2.6
Memory MD	Recitals
Merger	Recitals
Merger Shares	1.5(a)
Non-Defaulting Party	7.6
Notes	Recitals
OFAC	2.21
OTC Markets	3.2
Other Relevant Persons	2.21
Parent	Introduction

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Parent Auditor	3.33
Parent Common Stock	1.3(e)
Parent Confidential Information	4.7(b)
Parent Disclosure Schedule	Article III
Parent Financial Statements	3.8
Parent Intellectual Property	3.38(b)
Parent Material Adverse Effect	3.1
Parent Permits	3.25
Parent Preferred Stock	1.3(e)
Parent Relevant Persons	3.39(a)
Parent Reports	3.6
Parent Subsidiaries	2.5(a)
Party	Introduction
Private Placement Offering	Recitals
Reasonable Best Efforts	4.1
Sanctioned Country	2.21
Sanctioned Persons	2.21
SEC	1.13(a)
Securities Act	1.5(a)
Security Interest	2.2
Common Stock	1.5(a)
Intentionally Omitted	1.3(e)
8-K	4.3
Securities Purchase Agreement	Recitals
Signing Date	Recitals
Takeover Law	2.2
Tax Returns	3.12
Transaction Documents	3.3
Transfer	Recitals

ARTICLE VII

TERMINATION

7.1 Termination by Mutual Agreement. This Agreement may be terminated at any time by mutual consent of the Parties, provided that such consent to terminate is in writing and is signed by each of the Parties.

7.2 Termination for Failure to Close. This Agreement may be terminated, by any Party, if the Closing Date shall not have occurred by September 30, 2021; provided, that the right to terminate this Agreement pursuant to this Section 7.2 shall not be available to any Party whose breach of any provision of this Agreement results in the failure of the Closing to have occurred by such time.

7.3 Termination by Operation of Law. This Agreement may be terminated by any Party hereto if there shall be any statute, rule or regulation issued by a Governmental Entity of competent jurisdiction that renders consummation of the transactions contemplated by this Agreement and the other Transaction Documents (the “Contemplated Transactions”) illegal or otherwise prohibited, or a court of competent jurisdiction or any Governmental Entity of competent jurisdiction shall have issued an order, decree or ruling, or has taken any other action restraining, enjoining or otherwise prohibiting the consummation of such transactions and such order, decree, ruling or other action shall have become final and non-appealable.

7.4 Termination for Failure to Perform Covenants or Conditions. This Agreement may be terminated prior to the Effective Time:

(a) By the Parent and the Acquisition Subsidiary if: (i) any of the conditions set forth in Section 5.2 hereof have not been fulfilled in all material respects by the Closing Date or otherwise waived by the Parent; (ii) the Company shall have breached or failed to observe or perform in any material respect any of its covenants or obligations under this Agreement if such breach is not cured within ten (10) days of written notice of such breach from Parent (to the extent such breach is curable) or (iii) as otherwise set forth herein; provided that Parent and Acquisition Subsidiary may not exercise the right in this Section 7.4(a) if either of them are then in breach of any provision of this Agreement; or

(b) By the Company if: (i) any of the conditions set forth in Section 5.3 hereof have not been fulfilled in all material respects by the Closing Date or otherwise waived by the Company; (ii) the Parent or the Acquisition Subsidiary shall have breached or failed to observe or perform in any material respect any of its covenants or obligations under this Agreement if such breach is not cured within ten (10) days of written notice of such breach from the Company (to the extent such breach is curable) or (iii) as otherwise set forth herein; provided that Company may not exercise the right in this Section 7.4(b) if it is then in breach of any provision of this Agreement;.

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7.5 Effect of Termination or Default; Remedies. In the event of termination of this Agreement as set forth above, this Agreement shall forthwith become void and there shall be no liability on the part of any Party hereto to any other Party, after the date of such termination, provided that such Party is a Non-Defaulting Party (as defined below). The foregoing shall not relieve any Party from liability for damages actually incurred as a result of such Party’s breach of any term or provision of this Agreement.

7.6 Remedies; Specific Performance. In the event that any Party shall fail or refuse to consummate the Contemplated Transactions or if any default under or breach of any representation, warranty, covenant or condition of this Agreement on the part of any Party (the “Defaulting Party”) shall have occurred that results in the failure to consummate the Contemplated Transactions, then in addition to the other remedies provided herein, the non-defaulting Party (the “Non-Defaulting Party”) shall be entitled to seek and obtain money damages from the Defaulting Party, or may seek to obtain an order of specific performance thereof against the Defaulting Party from a court of competent jurisdiction, provided that the Non-Defaulting Party seeking such protection must file its request with such court within forty-five (45) days after it becomes aware of the Defaulting Party’s failure, refusal, default or breach. In addition, the Non-Defaulting Party shall be entitled to obtain from the Defaulting Party court costs and reasonable attorneys’ fees incurred in connection with or in pursuit of enforcing the rights and remedies provided hereunder.

ARTICLE VIII

MISCELLANEOUS

8.1 Press Releases and Announcements. No Party shall issue any press release or public announcement relating to the subject matter of this Agreement without the prior written approval of all of the other Parties; provided, however, that any Party may make any public disclosure it believes in good faith is required by applicable Law (in which case the disclosing Party shall use Reasonable Best Efforts to advise the other Parties and provide them with a copy of the proposed disclosure prior to making the disclosure).

8.2 No Third-Party Beneficiaries. Except for the Purchasers under the Securities Purchase Agreement, this Agreement shall not confer any rights or remedies upon any person other than the Parties and their respective successors and permitted assigns; provided, however, that the provisions in Article I concerning issuance of the Merger Shares is intended for the benefit of the Company Stockholders.

8.3 Entire Agreement. This Agreement (including the documents referred to herein) constitutes the entire agreement among the Parties and supersedes any prior or (other than as set forth in the Transaction Documents) contemporaneous understandings, agreements or representations by or among the Parties, written or oral, with respect to the subject matter hereof.

8.4 Succession and Assignment. This Agreement shall be binding upon and inure to the benefit of the Parties named herein and their respective successors and permitted assigns. No Party may assign either this Agreement or any of its rights, interests or obligations hereunder without the prior written approval of the other Parties.

8.5 Counterparts and Facsimile Signature. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument. Facsimile or electronic signatures delivered by fax and/or e-mail/.pdf transmission shall be sufficient and binding as if they were originals and such delivery shall constitute valid delivery of this Agreement.

8.6 Headings. The section headings contained in this Agreement are inserted for convenience only and shall not affect in any way the meaning or interpretation of this Agreement.

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8.7 Notices. All notices, requests, demands, claims and other communications hereunder shall be in writing. Any notice, request, demand, claim or other communication hereunder shall be deemed duly delivered four Business Days after it is sent by registered or certified mail, return receipt requested, postage prepaid, or one Business Day after it is sent for next Business Day delivery via a reputable nationwide overnight courier service, in each case to the intended recipient as set forth below:

If to the Company or the Company Stockholders:	Copy to (which copy shall not constitute notice hereunder):

Piezo Motion Corp.	Lucosky Brookman LLP
6700 Professional Parkway	101 Wood Avenue South
Sarasota, FL 34240	Woodbridge, NJ 08830
Attn: Hassan Kotob, CEO	Attn: Lawrence Metelitsa
Facsimile: [●]	Facsimile: (732) 395-4401
Email: hk@piezomotion.com	Email: lmetelitsa@lucbro.com

If to the Parent or the Acquisition Subsidiary (prior to the Closing):	Copy to (which copy shall not constitute notice hereunder):

Brain Scientific Inc.	Ruskin Moscou Faltischek, PC
125 Wilbur Place, Suite 170	1425 RXR Plaza
Bohemia, NY 11716	15th Floor, East Tower
Uniondale, New York 11556
Attn: Boris Goldstein	Attn: Stephen E. Fox
Facsimile: [●]	Facsimile: 516-663-6780
Email: boris@memorymd.com	Email: sfox@rmfpc.com

Any Party may give any notice, request, demand, claim or other communication hereunder using any other means (including personal delivery, expedited courier, messenger service, telecopy, telex, ordinary mail or electronic mail), but no such notice, request, demand, claim or other communication shall be deemed to have been duly given unless and until it actually is received by the Party for whom it is intended. Any Party may change the address to which notices, requests, demands, claims and other communications hereunder are to be delivered by giving the other Parties notice in the manner herein set forth.

8.8 Governing Law. This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York without giving effect to any choice or conflict of law provision or rule (whether of the State of New York or any other jurisdiction) that would cause the application of laws of any jurisdictions other than those of the State of New York.

8.9 Amendments and Waivers. The Parties may mutually amend any provision of this Agreement at any time prior to the Effective Time. No amendment of any provision of this Agreement shall be valid unless the same shall be in writing and signed by all of the Parties. No waiver of any right or remedy hereunder shall be valid unless the same shall be in writing and signed by the Party giving such waiver. No waiver by any Party with respect to any default, misrepresentation or breach of warranty or covenant hereunder shall be deemed to extend to any prior or subsequent default, misrepresentation or breach of warranty or covenant hereunder or affect in any way any rights arising by virtue of any prior or subsequent such occurrence.

8.10 Severability. Any term or provision of this Agreement that is invalid or unenforceable in any situation in any jurisdiction shall not affect the validity or enforceability of the remaining terms and provisions hereof or the validity or enforceability of the offending term or provision in any other situation or in any other jurisdiction. If the final judgment of a court of competent jurisdiction declares that any term or provision hereof is invalid or unenforceable, the Parties agree that the court making the determination of invalidity or unenforceability shall have the power to limit the term or provision, to delete specific words or phrases, or to replace any invalid or unenforceable term or provision with a term or provision that is valid and enforceable and that comes closest to expressing the intention of the invalid or unenforceable term or provision, and this Agreement shall be enforceable as so modified.

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8.11 Submission to Jurisdiction. Each of the Parties irrevocably consents to the exclusive jurisdiction and venue of New York and any state appellate court therefrom within the State of New York in connection with any matter based upon or arising out of this Agreement or the matters contemplated herein, agrees that process may be served upon them in any manner authorized by the laws of the State of New York for such Parties and irrevocably waives, to the fullest extent permitted by applicable Law, and covenants not to assert or plead any objection it may now or hereafter have to the laying of the venue of any such suit, action or proceeding in any such court or that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum. Any Party may make service on another Party by sending or delivering a copy of the process to the Party to be served at the address and in the manner provided for the giving of notices in Section 8.7. Nothing in this Section 8.11, however, shall affect the right of any Party to serve legal process in any other manner permitted by Law. If any litigation or other court action, arbitration or similar adjudicatory proceeding is commenced by any Party to enforce its rights under this Agreement against any other Party, all fees, costs and expenses, including, without limitation, reasonable attorneys’ fees and court costs, incurred by the prevailing Party in such litigation, action, arbitration or proceeding shall be reimbursed by the losing Party; provided, that if a Party to such litigation, action, arbitration or proceeding prevails in part, and loses in part, the court, arbitrator or other adjudicator presiding over such litigation, action, arbitration or proceeding shall award a reimbursement of the fees, costs and expenses incurred by such Party on an equitable basis.

8.12 WAIVER OF JURY TRIAL. EACH OF THE PARTIES IRREVOCABLY WAIVES ANY AND ALL RIGHTS TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING BETWEEN THE PARTIES ARISING OUT OF OR RELATING TO THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT.

8.13 Survival. Except with respect to the Article III, none of the representations or warranties in this Agreement or in any certificate delivered pursuant to this Agreement shall survive the Effective Time.

8.14 Construction.

(a) The language used in this Agreement shall be deemed to be the language chosen by the Parties to express their mutual intent, and no rule of strict construction shall be applied against any Party.

(b) Any reference to any federal, state, local or foreign statute or law shall be deemed also to refer to all rules and regulations promulgated thereunder, unless the context requires otherwise.

[SIGNATURE PAGE FOLLOWS]

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IN WITNESS WHEREOF, the Parties have executed this Agreement and Plan of Merger and Reorganization as of the date first above written.

PARENT:

BRAIN SCIENTIFIC INC.

By:	/s/ Boris Goldstein
Name:	Boris Goldstein
Title:	Chairman of the Board and Executive Vice President

ACQUISITION SUBSIDIARY:

BRSF ACQUISITION INC.

By:	/s/ Boris Goldstein
Name:	Boris Goldstein
Title:	President

COMPANY:

PIEZO MOTION CORP.

By:	/s/ Hassan Kotob
Name:	Hassan Kotob
Title:	CEO

[Signature Page to Merger Agreement]

40

Appendix B

BARBARA K. CEGAVSKE
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov

Profit Corporation:
Certificate of Amendment (PURSUANT TO NRS 78.380 & 78.385/78.390)
Certificate to Accompany Restated Articles or Amended and Restated Articles (PURSUANT TO NRS 78.403)
Officer's Statement (PURSUANT TO NRS 80.030)

TYPE OR PRINT - USE DARK INK ONLY - DO NOT HIGHLIGHT

1. Entity information:	Name of entity as on file with the Nevada Secretary of State: Brain Scientific Inc. Entity or Nevada Business Identification Number (NVID): NV20131673612
2. Restated or Amended and Restated Articles: (Select one) (If amending and restating only, complete section 1,2 3, 5 and 6)	☐ Certificate to Accompany Restated Articles or Amended and Restated Articles ☐ Restated Articles - No amendments; articles are restated only and are signed by an officer of the corporation who has been authorized to execute the certificate by resolution of the board of directors adopted on: ______ The certificate correctly sets forth the text of the articles or certificate as amended to the date of the certificate. ☐ Amended and Restated Articles * Restated or Amended and Restated Articles must be included with this filing type.
3. Type of Amendment Filing Being Completed: (Select only one box) (If amending, complete section 1, 3, 5 and 6.)	☐ Certificate of Amendment to Articles of Incorporation (Pursuant to NRS 78.380 - Before Issuance of Stock) The undersigned declare that they constitute at least two-thirds of the following: (Check only one box) ☐ incorporators ☐ board of directors The undersigned affirmatively declare that to the date of this certificate, no stock of the corporation has been issued
	☒ Certificate of Amendment to Articles of Incorporation (Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock) The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation* have voted in favor of the amendment is: 63.00%
	☐ Officer's Statement (foreign qualified entities only) - Name in home state, if using a modified name in Nevada: ______ Jurisdiction of formation: ______ Changes to takes the following effect: ☐ The entity name has been amended. ☐ Dissolution ☐ The purpose of the entity has been amended. ☐ Merger ☐ The authorized shares have been amended. ☐ Conversion ☐ Other: (specify changes) * Officer's Statement must be submitted with either a certified copy of or a certificate evidencing the filing of any document, amendatory or otherwise, relating to the original articles in the place of the corporations creation.

This form must be accompanied by appropriate fees.

Page 1 of 2
Revised: 1/1/2019

BARBARA K. CEGAVSKE
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov

Profit Corporation:
Certificate of Amendment (PURSUANT TO NRS 78.380 & 78.385/78.390)
Certificate to Accompany Restated Articles or Amended and Restated Articles (PURSUANT TO NRS 78.403)
Officer's Statement (PURSUANT TO NRS 80.030)

4. Effective Date and Time: (Optional)	Date: Time: (must not be later than 90 days after the certificate is filed)
5. Information Being Changed: (Domestic corporations only)	Changes to takes the following effect: ☐ The entity name has been amended. ☐ The registered agent has been changed. (attach Certificate of Acceptance from new registered agent) ☐ The purpose of the entity has been amended. ☐ The authorized shares have been amended. ☐ The directors, managers or general partners have been amended. ☐ IRS tax language has been added. ☒ Articles have been added. ☐ Articles have been deleted. ☐ Other. The articles have been amended as follows: (provide article numbers, if available) A new Article Eleventh is inserted as set forth in the attached Certificate of Amendment. (attach additional page(s) if necessary)
6. Signature: (Required)	X ______________________ Signature of Officer or Authorized Signer — Title X ______________________ Signature of Officer or Authorized Signer — Title *If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless to limitations or restrictions on the voting power thereof.

Please include any required or optional information in space below:
(attach additional page(s) if necessary)

This form must be accompanied by appropriate fees.

Page 2 of 2
Revised: 1/1/2019

ATTACHMENT

Pursuant to the provisions of Section 78.385, et seq., of the Nevada Revised Statutes, Brain Scientific Inc., a Nevada corporation, hereafter referred to as the "Corporation." hereby adopts the following Certificate of Amendment to its Articles of Incorporation:

FIRST: A new Article ELEVENTH to the Corporation's Amended and Restated Articles of Incorporation shall be inserted as follows:

SECOND: By executing this Certificate of Amendment to the Amended and Restated Articles of Incorporation, the Chairman and Executive Vice President of the Corporation does hereby certify that on July 16, 2021, the foregoing amendment to the Articles of Incorporation of the Corporation, was authorized and approved pursuant to Section 78.390 of the Nevada Revised Statutes by the consent of the majority of the Corporation's shareholders. The number of issued and outstanding shares entitled to vote on the foregoing amendments to the Articles of Incorporation was 20,473,799 of which 12,899,437 shares voted for the foregoing amendment to the Articles of Incorporation. No other class of shares was entitled to vote thereon as a class.

DATED this [__] day of [__], 2021.

BRAIN SCIENTIFIC INC.

By:____________________
Name:
Title:

949196